UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 7/31
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Date of reporting period: 7/31/17
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared eight annual reports to shareholders for the year ended July 31, 2017 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to the Technical Opportunities Fund, the second report applies to the Global Income Fund, the third report applies to Short Duration Credit Opportunities Fund, the fourth report applies to Absolute Return Currency Fund, the fifth report applies to the Fundamental All Cap Core Fund, the sixth report applies to the Fundamental Large Cap Value Fund, the seventh report applies to the Diversified Strategies Fund and the eighth report applies to the Global Absolute Return Strategies Fund.

John Hancock

Technical Opportunities Fund

Annual report 7/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Technical Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The world equity markets delivered robust gains

Improving global growth and rising corporate earnings provided a firm underpinning for stocks during the past 12 months.

The fund outperformed its benchmark, the MSCI All Country World Index

Both stock selection and sector allocations had a positive impact on performance.

Positioning in the information technology sector made the largest contribution

The fund was boosted by its overweight position in technology, as well as strong stock selection in the group.

PORTFOLIO COMPOSITION AS OF 7/31/17 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, including emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Frequent trading may increase fund transaction costs. The fund may invest in initial public offerings, which are frequently volatile in price. The fund can invest up to 100% of its assets in cash, which may cause the fund to not meet its investment objective. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP

Frank L. Teixeira, CMT, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment during the 12 months ended July 31, 2017?

Global equities generated a strong total return of 17.69%, as measured by the fund's benchmark, the MSCI All Country World Index. Early in the period, expectations for continued accommodative monetary policy from central banks around the globe stoked investors' risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the lingering impact of the United Kingdom's vote to leave the European Union. The package included interest-rate cuts, expanded quantitative easing, and bank-funding measures designed to promote domestic lending. In addition, the Bank of Japan announced a policy shift centered around yield-curve control and a commitment to fostering higher inflation.

Stocks delivered the bulk of their gains following the U.S. elections in November 2016. Expectations for reduced regulation, higher infrastructure spending, and reductions in both personal and corporate income taxes contributed to a series of record highs for the S&P 500 Index in November and December. While the hope for government stimulus faded as 2017 progressed, stocks continued to rally through the end of July thanks to an upswing in global economic growth, healthy corporate earnings, and the market-friendly results of the European elections.

What factors influenced the fund's performance?

The fund delivered a strong total return of 22.65%, excluding sales charges, outperforming its benchmark by a significant margin. Both sector allocations and individual stock selection contributed to these favorable results.

Keeping in mind that allocations reflect the areas in which we identify the most attractive individual stock opportunities from a technical standpoint, the fund was helped by being overweight in information technology (the second-best sector performer in the period) and underweight in both consumer staples and telecommunication services. However, the fund lost some relative performance through stock selection and an underweight in financials, which finished as the top sector performer in an environment of improving economic growth and expectations for rising interest rates.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       4

Stock selection in information technology, consumer discretionary, and healthcare made the largest contribution, but selection in materials detracted.

In technology, key individual contributors included the laser-products companies Coherent, Inc. and Lumentum Holdings, Inc., as well as the semiconductor developers NVIDIA Corp. and Lam Research Corp. We sold Coherent and Lam Research before period end.

Performance in the consumer discretionary sector was largely driven by the Chinese automaker Geely Automobile Holdings, Ltd. and Netflix, Inc., one of the top-performing large-cap stocks in the U.S. market for the period. Healthcare was a further area of strength, led by Aerie Pharmaceuticals, Inc. and ARIAD Pharmaceuticals, Inc. We sold ARIAD before period end.

On the negative side, the fund's leading individual detractors were Novavax, Inc. (healthcare), Finisar Corp. (technology), and Inphi Corp. (technology). We sold all three holdings prior to period end.

What were some of the key technical trends in the market during the period, and how did you position the fund?

Some noteworthy long-standing trends appeared to be on the cusp of reversing early in the period. Low-volatility stocks began to outpace their higher-beta counterparts, banks started to outperform, and defensive sectors began to lag the more cyclically oriented sectors. We believed these nascent trend reversals were a signal that the next phase of the bull market could be forthcoming. The United States was the clear leader among the major global markets in this time. Emerging markets began to exhibit strong momentum, but given the poor state of long-term technical structure in those markets, it was not yet clear whether this was a mean-reverting rally or the start of a more meaningful change in trend. We responded to these circumstances by reducing the extent of the

SECTOR COMPOSITION AS OF 7/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       5

fund's underweight in the emerging markets. At the same time, we maintained underweights in Europe and Japan, even though their momentum had begun to improve.

Later in 2016, we concentrated on the few segments of the market where we identified attractive long-term trends, namely in information technology, consumer discretionary, and industrials. These holdings represented over 70% of the fund's portfolio during the fourth calendar quarter.

The world equity markets continued to rise in 2017, with the rally characterized by broad-based support. While there was substantial discussion in the media about narrow leadership and the dominance of a handful of mega-cap technology stocks, the rally was in fact spread across a wide range of industries. This stands in contrast to 1999, when the indexes were being pulled higher by a select group of tech stocks even as the rest of the market exhibited weakness. Accordingly, we saw the opportunity set broaden and adjusted the portfolio accordingly, reducing its significant exposure to technology in favor of holdings in financials, healthcare, and consumer discretionary. Although we maintained a large position in tech on the belief the sector remained a market leader, this transition was an acknowledgment that trends in other areas were strengthening.

How was the fund positioned at the close of the period?

At the end of July, we retained an optimistic view regarding both market sentiment and the potential opportunity set. One development that garnered attention was the lack of new 52-week highs outside of technology, another aspect of the concerns about narrow leadership. Although it is true there are fewer new highs than would be ideal, there are even fewer 52-week lows. This means that while the cyclical trade was not experiencing momentum late in the period, it also wasn't showing evidence of breaking down. This condition, which is known as basing, was driven by a drop in crude oil prices, a flattening of the yield curve, and a decline in inflation expectations. Our sense, when looking at these charts, was that the shift was not indicative of a new deflation cycle or the end of the cyclical trade. Financials are the sector with the strongest link to the bond market, and the

COUNTRY COMPOSITION AS OF 7/31/17 (%)

United States	61.7
China	11.5
Japan	8.7
United Kingdom	3.1
France	3.1
Russia	2.1
Ireland	1.9
India	1.6
Denmark	1.6
Other countries	4.7
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       6

group performed quite well in the latter part of the period. We believe this is the market's way of saying that underlying conditions remain healthy.

With this as the backdrop, we maintained a large overweight in information technology and held diversified positions across the industrials, consumer discretionary, healthcare, and financials sectors. The fund remained overweight in the United States at the close of the period; however, we decreased exposure at the margin in favor of Japan and emerging markets as the year progressed based on constructive trends we identified at the individual stock level. It remains to be seen if this is the beginning of a long-term trend reversal at the index level, but if some of these areas emerge as leaders, we intend to align the portfolio accordingly.

MANAGED BY

Frank L. Teixeira, CMT, CFA On the fund since 2009 Investing since 1989

TOP 10 HOLDINGS AS OF 7/31/17 (%)

Netflix, Inc.	2.8
Citigroup, Inc.	2.3
Morgan Stanley	2.3
Vertex Pharmaceuticals, Inc.	2.2
CoStar Group, Inc.	2.1
Weibo Corp., ADR	2.1
Alibaba Group Holding, Ltd., ADR	2.0
TESARO, Inc.	1.8
Nintendo Company, Ltd.	1.7
Bank of America Corp.	1.6
TOTAL	20.9
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	16.48	12.46	7.74	79.89	81.52
Class C2	20.86	12.85	7.72	83.00	81.28
Class I3	23.05	13.97	8.80	92.26	96.34
Class R6[2,3]	23.26	14.40	9.23	95.95	102.59
Class NAV[3]	23.15	14.16	8.97	93.88	98.79
Index†	17.69	11.45	10.44	71.96	121.27

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Expense rates reflect contractual arrangements in effect at July 1, 2017. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6*	Class NAV
Gross/Net (%)	1.29	1.99	0.97	0.88	0.86

* Expenses have been estimated for the first year of operations of Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Technical Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI All Country World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-3-09	18,128	18,128	22,127
Class I3	8-3-09	19,634	19,634	22,127
Class R6[2,3]	8-3-09	20,259	20,259	22,127
Class NAV[3]	8-3-09	19,879	19,879	22,127

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-3-09.
2	Class C shares were first offered on 8-28-14; Class R6 shares were first offered on 2-13-17. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C and Class R6 shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2017	Ending value on 7-31-2017	Expenses paid during period ended 7-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,170.20	$7.75	1.44%
	Hypothetical example for comparison purposes	1,000.00	1,017.70	7.20	1.44%
Class C	Actual expenses/actual returns	1,000.00	1,165.90	11.49	2.14%
	Hypothetical example for comparison purposes	1,000.00	1,014.20	10.69	2.14%
Class I	Actual expenses/actual returns	1,000.00	1,171.60	6.14	1.14%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	5.71	1.14%
Class R6[2]	Actual expenses/actual returns	1,000.00	1,152.20	5.10	1.03%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.16	1.03%
Class NAV	Actual expenses/actual returns	1,000.00	1,172.40	5.55	1.03%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.16	1.03%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
2	The inception date for Class R6 shares is 2-13-2017. Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 168/365 (to reflect the period).
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       11

Fund’s investments

AS OF 7-31-17
	Shares	Value
Common stocks 90.8%		$526,244,377
(Cost $447,918,482)
Consumer discretionary 14.0%		80,848,072
Auto components 1.1%
Stanley Electric Company, Ltd.	184,790	6,104,337
Automobiles 2.0%
Geely Automobile Holdings, Ltd.	3,136,826	7,243,335
Great Wall Motor Company, Ltd., H Shares	3,350,081	4,290,674
Hotels, restaurants and leisure 3.1%
Las Vegas Sands Corp.	102,390	6,308,248
Melco Resorts & Entertainment, Ltd., ADR	267,492	5,403,338
Wynn Resorts, Ltd.	45,836	5,928,428
Household durables 0.5%
Helen of Troy, Ltd. (A)	29,503	2,972,427
Internet and direct marketing retail 6.6%
Ctrip.com International, Ltd., ADR (A)	124,319	7,425,574
Expedia, Inc.	34,330	5,371,615
JD.com, Inc., ADR (A)	117,206	5,294,195
MakeMyTrip, Ltd. (A)(B)	132,853	4,324,365
Netflix, Inc. (A)	88,404	16,059,471
Media 0.7%
Sirius XM Holdings, Inc.	703,424	4,122,065
Consumer staples 2.1%		11,956,903
Food and staples retailing 0.7%
X5 Retail Group NV, GDR (A)	108,679	4,203,704
Food products 0.5%
SunOpta, Inc. (A)	295,305	2,805,398
Personal products 0.9%
Pola Orbis Holdings, Inc.	178,342	4,947,801
Financials 15.3%		88,949,753
Banks 9.2%
ABN AMRO Group NV (C)	160,548	4,537,922
Bank of America Corp.	392,421	9,465,195
Citigroup, Inc.	194,482	13,312,293
Comerica, Inc.	118,803	8,590,645
Credit Agricole SA	346,603	6,083,696
ICICI Bank, Ltd., ADR	560,221	5,215,658
Societe Generale SA	105,426	6,181,623
Capital markets 5.1%
Interactive Brokers Group, Inc., Class A	90,106	3,608,745
Morgan Stanley	280,085	13,135,987

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND 12

	Shares	Value
Financials (continued)
Capital markets (continued)
Noah Holdings, Ltd., ADR (A)(B)	89,515	$2,862,690
Raymond James Financial, Inc.	52,404	4,359,489
The Charles Schwab Corp.	132,805	5,697,335
Insurance 1.0%
MetLife, Inc.	53,059	2,918,245
The Hartford Financial Services Group, Inc.	54,186	2,980,230
Health care 13.2%		76,658,973
Biotechnology 9.3%
Genmab A/S (A)	25,654	5,830,168
Incyte Corp. (A)	57,749	7,697,364
Kite Pharma, Inc. (A)(B)	70,521	7,645,182
Prothena Corp. PLC (A)(B)	78,830	4,868,541
Regeneron Pharmaceuticals, Inc. (A)	10,434	5,129,563
TESARO, Inc. (A)(B)	79,708	10,175,523
Vertex Pharmaceuticals, Inc. (A)	82,332	12,499,644
Health care equipment and supplies 0.7%
Hologic, Inc. (A)	99,009	4,377,188
Life sciences tools and services 1.8%
ICON PLC (A)	58,428	6,132,019
Illumina, Inc. (A)	23,634	4,108,771
Pharmaceuticals 1.4%
Aerie Pharmaceuticals, Inc. (A)	150,921	8,195,010
Industrials 11.9%		69,010,597
Air freight and logistics 0.8%
XPO Logistics, Inc. (A)(B)	79,592	4,784,275
Airlines 1.9%
Delta Air Lines, Inc.	104,363	5,151,358
JetBlue Airways Corp. (A)	264,813	5,807,349
Commercial services and supplies 0.6%
Tetra Tech, Inc.	74,445	3,532,415
Electrical equipment 2.4%
Legrand SA	81,358	5,620,015
Mitsubishi Electric Corp.	323,736	5,011,656
OSRAM Licht AG	40,386	3,365,539
Machinery 3.5%
Daifuku Company, Ltd.	182,498	6,302,742
ESCO Technologies, Inc.	70,356	4,340,965
Harmonic Drive Systems, Inc. (B)	152,820	6,601,098
IDEX Corp.	25,585	2,981,676
Road and rail 1.9%
DSV A/S	54,456	3,515,990

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND 13

	Shares	Value
Industrials (continued)
Road and rail (continued)
Heartland Express, Inc.	158,073	$3,340,082
Old Dominion Freight Line, Inc.	44,580	4,275,668
Trading companies and distributors 0.8%
Ashtead Group PLC	203,859	4,379,769
Information technology 33.3%		193,236,315
Communications equipment 3.9%
Applied Optoelectronics, Inc. (A)(B)	41,399	4,035,989
Lumentum Holdings, Inc. (A)	127,541	7,984,067
Oclaro, Inc. (A)(B)	719,002	7,031,840
Viavi Solutions, Inc. (A)	315,918	3,465,620
Electronic equipment, instruments and components 2.5%
AAC Technologies Holdings, Inc.	410,052	5,508,499
IPG Photonics Corp. (A)	32,408	4,946,757
Murata Manufacturing Company, Ltd.	26,252	4,084,006
Internet software and services 15.1%
Alibaba Group Holding, Ltd., ADR (A)	76,083	11,789,061
CoStar Group, Inc. (A)	45,193	12,452,931
GrubHub, Inc. (A)	86,039	3,968,979
Just Eat PLC (A)	1,010,834	8,279,639
Moneysupermarket.com Group PLC	1,236,510	5,413,836
NetEase, Inc., ADR	12,892	4,013,022
SINA Corp. (A)	64,144	6,081,493
SMS Company, Ltd.	108,490	3,433,134
TrueCar, Inc. (A)(B)	138,285	2,617,735
Web.com Group, Inc. (A)	16,481	361,758
Weibo Corp., ADR (A)(B)	158,364	12,186,110
Yandex NV, Class A (A)	283,786	8,224,118
Zillow Group, Inc., Class C (A)(B)	194,063	8,763,885
IT services 3.5%
Euronet Worldwide, Inc. (A)	22,290	2,153,437
InterXion Holding NV (A)	94,186	4,508,684
PayPal Holdings, Inc. (A)	130,365	7,632,871
Paysafe Group PLC (A)	764,070	5,946,934
Semiconductors and semiconductor equipment 2.1%
Advanced Micro Devices, Inc. (A)(B)	419,674	5,711,763
NVIDIA Corp.	39,962	6,494,225
Software 6.2%
Autodesk, Inc. (A)	36,897	4,087,819
Callidus Software, Inc. (A)	228,613	5,555,296
HubSpot, Inc. (A)(B)	54,339	3,931,427
Konami Holdings Corp.	85,678	4,468,442
Nintendo Company, Ltd.	28,398	9,644,371
ServiceNow, Inc. (A)	39,802	4,396,131

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND 14

		Shares	Value
Information technology (continued)
Software (continued)
SS&C Technologies Holdings, Inc.		104,810	$4,062,436
Materials 1.0%			5,583,764
Construction materials 1.0%
Martin Marietta Materials, Inc.		24,660	5,583,764
	Yield (%)	Shares	Value
Securities lending collateral 12.2%			$70,898,905
(Cost $70,896,762)
John Hancock Collateral Trust (D)	1.1917(E)	7,085,498	70,898,905
		Par value^	Value
Short-term investments 3.4%			$19,400,000
(Cost $19,400,000)
Repurchase agreement 3.4%			19,400,000
Bank of America Tri-Party Repurchase Agreement dated 7-31-17 at
1.050% to be repurchased at $19,400,566 on 8-1-17,
collateralized by $5,914,153 Government National Mortgage
Association, 2.157% - 5.500% due 8-20-58 to 6-20-67 (valued
at $6,241,415, including interest) and 13,515,200 U.S. Treasury
Notes, 0.875% - 1.500% due 10-15-17 to 5-31-20 (valued at
$13,546,597, including interest)		19,400,000	19,400,000
Total investments (Cost $538,215,244)† 106.4%			$616,543,282
Other assets and liabilities, net (6.4%)			(36,899,970)
Total net assets 100.0%			$579,643,312
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 7-31-17.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 7-31-17.
†	At 7-31-17, the aggregate cost of investment securities for federal income tax purposes was $542,970,226. Net unrealized appreciation aggregated to $73,573,056, of which $75,907,402 related to appreciated investment securities and $2,334,346 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND 15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-17

Assets
Unaffiliated investments, at value (Cost $467,318,482) including $68,861,925 of securities loaned	$545,644,377
Affiliated investments, at value (Cost $70,896,762)	70,898,905
Total investments, at value (Cost $538,215,244)	616,543,282
Cash	14,497
Foreign currency, at value (Cost $787)	801
Receivable for investments sold	55,539,086
Receivable for fund shares sold	12,177
Dividends and interest receivable	837,875
Receivable for securities lending income	115,768
Other receivables and prepaid expenses	66,684
Total assets	673,130,170
Liabilities
Payable for investments purchased	21,809,548
Payable for fund shares repurchased	621,190
Payable upon return of securities loaned	70,950,841
Payable to affiliates
Accounting and legal services fees	15,307
Transfer agent fees	3,966
Trustees' fees	295
Other liabilities and accrued expenses	85,711
Total liabilities	93,486,858
Net assets	$579,643,312
Net assets consist of
Paid-in capital	$448,548,875
Accumulated net investment loss	(1,547,459)
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	54,310,456
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	78,331,440
Net assets	$579,643,312

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($29,215,287 ÷ 2,296,367 shares)[1]	$12.72
Class C ($2,058,195 ÷ 159,205 shares)[1]	$12.93
Class I ($10,733,636 ÷ 814,511 shares)	$13.18
Class R6 ($57,625 ÷ 4,299 shares)	$13.40
Class NAV ($537,578,569 ÷ 40,106,566 shares)	$13.40
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.39

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       16

STATEMENT OF OPERATIONS  For the year ended 7-31-17

Investment income
Dividends	$5,468,248
Securities lending	867,929
Interest	96,764
Less foreign taxes withheld	(156,132)
Total investment income	6,276,809
Expenses
Investment management fees	6,587,809
Distribution and service fees	117,679
Accounting and legal services fees	99,727
Transfer agent fees	52,833
Trustees' fees	10,715
State registration fees	56,602
Printing and postage	44,203
Professional fees	62,067
Custodian fees	91,055
Other	20,180
Total expenses	7,142,870
Less expense reductions	(48,426)
Net expenses	7,094,444
Net investment loss	(817,635)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	89,634,326
Affiliated investments	(1,922)
Written options	210,275
89,842,679
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	41,775,196
Affiliated investments	3,152
41,778,348
Net realized and unrealized gain	131,621,027
Increase in net assets from operations	$130,803,392

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-17	Year ended 7-31-16
Increase (decrease) in net assets
From operations
Net investment loss	($817,635)	($3,196,130)
Net realized gain (loss)	89,842,679	(27,132,522)
Change in net unrealized appreciation (depreciation)	41,778,348	(125,066,103)
Increase (decrease) in net assets resulting from operations	130,803,392	(155,394,755)
Distributions to shareholders
From net realized gain
Class A	(29,210)	(7,236,588)
Class C	(1,803)	(411,214)
Class I	(7,302)	(2,737,264)
Class NAV	(483,440)	(77,283,763)
Total distributions	(521,755)	(87,668,829)
From fund share transactions	(199,162,342)	21,890,142
Total decrease	(68,880,705)	(221,173,442)
Net assets
Beginning of year	648,524,017	869,697,459
End of year	$579,643,312	$648,524,017
Accumulated net investment loss	($1,547,459)	($3,047,808)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       18

Financial highlights

Class A Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.38	$14.47	$13.76	$13.15	$9.65
Net investment loss[1]	(0.06)	(0.10)	(0.14)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	2.41	(2.42)	2.81	2.09	3.58
Total from investment operations	2.35	(2.52)	2.67	1.95	3.50
Less distributions
From net realized gain	(0.01)	(1.57)	(1.96)	(1.34)	—
Net asset value, end of period	$12.72	$10.38	$14.47	$13.76	$13.15
Total return (%)[2,3]	22.65	(18.77)	21.46	14.86	36.27
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$40	$66	$59	$45
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.66	1.67	1.72	1.78
Expenses including reductions	1.54	1.65	1.65	1.71	1.78
Net investment loss	(0.58)	(0.84)	(1.05)	(1.03)	(0.69)
Portfolio turnover (%)	375	349	228	306	391

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       19

Class C Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.62	$14.86	$14.94
Net investment loss[2]	(0.14)	(0.18)	(0.27)
Net realized and unrealized gain (loss) on investments	2.46	(2.49)	2.15
Total from investment operations	2.32	(2.67)	1.88
Less distributions
From net realized gain	(0.01)	(1.57)	(1.96)
Net asset value, end of period	$12.93	$10.62	$14.86
Total return (%)[3,4]	21.86	(19.32)	14.41	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.25	2.36	3.39	[6]
Expenses including reductions	2.24	2.35	2.50	[6]
Net investment loss	(1.27)	(1.51)	(2.06	) [6]
Portfolio turnover (%)	375	349	228	[7]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       20

Class I Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.72	$14.84	$14.03	$13.35	$9.77
Net investment loss[1]	(0.02)	(0.07)	(0.10)	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	2.49	(2.48)	2.87	2.13	3.62
Total from investment operations	2.47	(2.55)	2.77	2.02	3.58
Less distributions
From net realized gain	(0.01)	(1.57)	(1.96)	(1.34)	—
Net asset value, end of period	$13.18	$10.72	$14.84	$14.03	$13.35
Total return (%)[2]	23.05	(18.49)	21.79	15.17	36.64
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$12	$44	$30	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.34	1.35	1.44	1.48
Expenses including reductions	1.22	1.34	1.34	1.43	1.47
Net investment loss	(0.19)	(0.54)	(0.74)	(0.75)	(0.39)
Portfolio turnover (%)	375	349	228	306	391

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       21

Class R6 Shares Period ended	7-31-17[1]
Per share operating performance
Net asset value, beginning of period	$11.63
Net investment income[2]	0.02
Net realized and unrealized gain on investments	1.75
Total from investment operations	1.77
Net asset value, end of period	$13.40
Total return (%)[3]	15.22	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	[5]
Expenses including reductions	1.03	[5]
Net investment income	0.37	[5]
Portfolio turnover (%)	375	[6]

1	The inception date for Class R6 shares is 2-13-17.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 8-1-16 to 7-31-17.
7	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       22

Class NAV Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.89	$15.03	$14.16	$13.44	$9.81
Net investment loss[1]	(0.01)	(0.05)	(0.08)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	2.53	(2.52)	2.91	2.14	3.65
Total from investment operations	2.52	(2.57)	2.83	2.06	3.63
Less distributions
From net realized gain	(0.01)	(1.57)	(1.96)	(1.34)	—
Net asset value, end of period	$13.40	$10.89	$15.03	$14.16	$13.44
Total return (%)[2]	23.15	(18.38)	22.02	15.38	37.00
Ratios and supplemental data
Net assets, end of period (in millions)	$538	$594	$758	$783	$606
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.23	1.21	1.22	1.24
Expenses including reductions	1.11	1.22	1.20	1.21	1.23
Net investment loss	(0.10)	(0.41)	(0.59)	(0.54)	(0.16)
Portfolio turnover (%)	375	349	228	306	391

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Technical Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       24

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2017, by major security category or type:

	Total value at 7-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$80,848,072	$63,209,726	$17,638,346	—
Consumer staples	11,956,903	7,009,102	4,947,801	—
Financials	88,949,753	72,146,512	16,803,241	—
Health care	76,658,973	70,828,805	5,830,168	—
Industrials	69,010,597	34,213,788	34,796,809	—
Information technology	193,236,315	146,457,454	46,778,861	—
Materials	5,583,764	5,583,764	—	—
Securities lending collateral	70,898,905	70,898,905	—	—
Short-term investments	19,400,000	—	19,400,000	—
Total investments in securities	$616,543,282	$470,348,056	$146,195,226	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA).Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed,during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       25

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of July 31, 2017, the fund loaned common stocks valued at $68,861,925 and received $70,950,841 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       26

reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended July 31, 2017 the fund had no borrowings under either line of credit. Commitment fees for the year ended July, 31, 2017 were $4,425.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended July 31, 2017 and 2016 was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$521,755	$51,689,346
Long-Term Capital Gain	—	35,979,483
Total	$521,755	$87,668,829

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2017, the components of distributable earnings on a tax basis consisted of $409,578 of undistributed ordinary income and $57,117,730 long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing

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directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are typically traded through the OTC market. Certain options are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2017, the fund used purchased options contracts to gain exposure to certain securities markets and substitute for securities purchased. There were no open purchased options contracts as of July 31, 2017.

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During the year ended July 31, 2017, the fund wrote option contracts to manage against anticipated changes in securities markets. As of July 31, 2017, there were no open written option contracts held by the fund. The following table summarizes the fund's written options activities during the year ended July 31, 2017:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	—
Options written	151	$210,275
Options closed	—	—
Options exercised	—	—
Options expired	(151)	(210,275)
Outstanding, end of period	—	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Risk	Statement of operations location	Unaffiliated investments and foreign currency transactions [1]	Written options	Total
Equity	Net realized gain (loss)	$62,029	$210,275	$272,304
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Effective July 1, 2017, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent to 0.80% of average daily net assets. For the period from January 1, 2017, to June 30, 2017, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 1.00% of the first $1 billion of the fund's average daily net assets and b) 0.95% of the fund's average daily net assets in excess of $1 billion. Prior to January 1, 2017, the daily management fee was a) 1.20% of the first $250 million of the fund's average daily net assets and b) 1.15% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

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The expense reductions described above amounted to the following for the year ended July 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$2,479	Class R6	$2
Class C	166	Class NAV	44,956
Class I	823	Total	$48,426

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2017 were equivalent to a net annual effective rate of 1.05% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $19,931 for the year ended July 31, 2017. Of this amount, $3,354 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $14,967 was paid as sales commissions to broker-dealers and $1,610 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2017, CDSCs received by the Distributor amounted to $1 and $1,316 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended July 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$96,215	$38,751
Class C	21,464	2,593
Class I	—	11,486
Class R6	—	3
Total	$117,679	$52,833

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2017 and 2016 were as follows:

		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	263,987	$2,980,663	1,054,391	$13,370,422
Distributions reinvested	2,785	28,935	602,249	7,154,724
Repurchased	(1,836,758)	(19,907,384)	(2,377,893)	(26,752,397)
Net decrease	(1,569,986)	($16,897,786)	(721,253)	($6,227,251)
Class C shares
Sold	17,293	$197,572	239,999	$3,062,384
Distributions reinvested	139	1,478	27,492	335,402
Repurchased	(124,480)	(1,344,060)	(126,008)	(1,407,542)
Net increase (decrease)	(107,048)	($1,145,010)	141,483	$1,990,244
Class I shares
Sold	616,415	$7,044,357	1,099,847	$13,665,360
Distributions reinvested	627	6,735	200,155	2,449,902
Repurchased	(915,715)	(10,356,649)	(3,118,125)	(38,660,587)
Net decrease	(298,673)	($3,305,557)	(1,818,123)	($22,545,325)
Class R6 shares[1]
Sold	4,299	$50,000	—	—
Net increase	4,299	$50,000	—	—
Class NAV shares
Sold	415,301	$4,913,657	1,832,023	$20,562,740
Distributions reinvested	44,271	483,440	6,217,519	77,283,763
Repurchased	(14,850,784)	(183,261,086)	(3,969,997)	(49,174,029)
Net increase (decrease)	(14,391,212)	($177,863,989)	4,079,545	$48,672,474
Total net increase (decrease)	(16,362,620)	($199,162,342)	1,681,652	$21,890,142

1The inception date for Class R6 shares is 2-13-17.

Affiliates of the fund owned 100% of shares of Class R6 and Class NAV on July 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,228,452,388 and $2,454,253,213, respectively, for the year ended July 31, 2017.

Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets is economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2017 funds within the John Hancock group of funds complex held 91.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	44.8%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	23.8%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	18.2%
John Hancock Funds II Alternative Asset Allocation Fund	5.0%

Note 10 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Technical Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Technical Opportunities Fund (the "Fund") as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor) for John Hancock Technical Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24,2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
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(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its peer group average and benchmark index for the five-year period ended December 31, 2016. The Board noted that the fund underperformed its peer group average and benchmark index for the one-year and three-year periods ended December 31, 2016. The Board noted the fund's favorable performance relative to its peer group average and benchmark index for the five-year period. The Board concluded that the fund's performance is being monitored and/or reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
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(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       38

information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       39

Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and/or reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Technical Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF388685	347A 7/17 9/17

John Hancock

Global Income Fund

Annual report 7/31/17

A message to shareholders

Dear shareholder,

While the stock market generally delivered solid gains for most of the past year, the bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive instruments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue its course to withdraw economic stimulus and raise interest rates. Overseas, emerging markets, with relatively attractive yields and growing economies, have been a bright spot in recent months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
31	Financial highlights
34	Notes to financial statements
44	Auditor's report
45	Tax information
46	Continuation of investment advisory and subadvisory agreements
52	Trustees and Officers
56	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17 (%)

The Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed-market currencies.

The blended index is 50% BofA Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

The JPMorgan EMBI Global Diversified Index is an unmanaged index consisting of traded external debt instruments in the emerging markets, with an outstanding face value of at least $500 million; it limits the weight of index countries with larger debt stocks to maintain diversification.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds and emerging-market debt registered strong gains

Improving global growth and strengthening investor risk appetites fueled a rally in the higher-yielding segments of the bond market.

Positioning in the high-yield portfolio detracted

The fund's relatively conservative posture in high yield caused it to lag the return of the broader asset class, leading to underperformance versus its blended benchmark.

The fund's emerging-market portfolio outperformed

The fund's positioning in the emerging markets added value, but the benefit was not enough to offset the shortfall in high yield.

PORTFOLIO COMPOSITION AS OF 7/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risk. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

How did the key high-yield and emerging-market indexes perform during the 12 months ended July 31, 2017?

Both categories delivered meaningful gains, reflecting investors' improving risk appetites and continued preference for higher-yielding investments. The fund's blended benchmark, which equally weighted between the Bank of America U.S. High Yield Master II Constrained Index and the J.P. Morgan EMBI Global Diversified Index, gained 8.13%.

Several positive developments contributed to the substantial gain for high-yield bonds (those rated BB and below). The U.S. economy continued to expand, leading to better-than-expected corporate earnings growth and helping below-investment-grade companies shore up their balance sheets and improve their credit outlooks. Additionally, the rally in commodity prices in 2016 alleviated concerns about a looming wave of defaults in the energy and mining industries. Potential policy shifts in favor of fiscal stimulus, tax reform, and reduced regulation also contributed to market optimism in the first half of the period.

Although the emerging markets delivered hearty gains, the asset class fell short of U.S. high yield bonds. The sharp downturn that occurred in the days following the U.S. elections, when Donald Trump's victory fostered concerns that the United States would adopt more protectionist trade policies, was the primary cause of this performance gap. However, the market quickly recovered thanks to the improvement in global growth, highlighted by an acceleration in the long-stagnant European region. Emerging economies also showed signs of strengthening, and the prospect of synchronized worldwide growth fueled expectations that the expansion would prove sustainable. Not least, elevated investor demand for yield provided a firm underpinning for prices.

How was the fund positioned in terms of its broad allocations between the two categories?

The fund held weightings of approximately 55% in the emerging markets and 45% in high yield from the beginning of the period through the end of February. During this interval, we believed the emerging markets offered a better risk/return profile than high yield. We also saw the potential for a longer runway for performance, given the maturity of the U.S. economic cycle relative to that of the emerging world.

We subsequently added to high yield at the end of March due to the combination of robust performance for emerging markets and a widening of yield spreads for high-yield bonds, which

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       4

"At a time in which lower-quality bonds outpaced the broader market by a wide margin, our emphasis on risk management was a hindrance."
brought the allocation between the two categories to roughly 50-50. We retained these target weightings at the end of July, albeit with an eye toward raising the emerging-market position if the opportunity presents itself in the months ahead. In our view, these shifts help illustrate the potential value of a flexible approach that seeks to capitalize on what we believe are the most compelling opportunities in the global credit sectors.

What aspects of the fund's approach in high yield caused it to underperform?

The primary cause of the shortfall was the portfolio's lower average risk profile in relation to the benchmark early in the period. At a time in which lower-quality bonds outpaced the broader market by a wide margin, our emphasis on risk management was a hindrance. With this said, we think a defensive posture remains warranted since there is little margin for error with yield spreads at the low end of the historical range. We sought to maintain a relatively defensive stance rather than attempting to chase returns by taking on higher risk.

The portfolio's position in term loans—which stood at 3.2% of net assets as of the end of the period—was an additional detractor, given the asset class underperformed high-yield bonds.

QUALITY COMPOSITION AS OF 7/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       5

However, we believe term loans provide better relative value and a lower-risk alternative to high yield. In addition, their floating-rate structures offer a way to capitalize on the potential for tighter monetary policy of the U.S. Federal Reserve.

At the sector level, the fund was hurt by the adverse impact of underweight positions in the strong-performing energy and mining industries.

How did the fund's positioning in the emerging markets affect its return?

The fund's positioning in the Europe / Middle East / Africa category made the largest contribution thanks to our weightings in commodity-sensitive countries such as Zambia, Ghana, Gabon, Iraq, and Ukraine. Additionally, a position in Russian local currency debt enabled the fund to benefit from both the strength in the country's debt market and the rally in the ruble.

We originally established the positions in sub-Saharan African issuers on the belief that their yield spreads were trading at attractive levels in light of the countries' relatively low debt, and these markets generated substantial outperformance in 2016. We chose to realize gains in some of these positions during the fourth calendar quarter of 2016, but we added back to them late in the period following the drop in oil prices.

Several aspects of the fund's positioning in Latin America aided relative performance. In Argentina, we held sovereign bonds denominated in euros, which registered healthy outperformance in relation to U.S. dollar-denominated debt. The fund also produced positive results in Brazil, where holdings in local currency issues and corporate debt —most notably Petrobras Global Finance BV—made healthy contributions, and in Mexico, where a position in the energy company Petróleos Mexicanos rose in value.

On the negative side, the fund was hurt by its position in Venezuela. Given the growing political risk

TOP 10 ISSUERS AS OF 7/31/17 (%)

Republic of Argentina	3.4
Republic of Ukraine	3.0
Republic of Indonesia	1.7
Brazil Minas SPE	1.4
Republic of Uruguay	1.2
Republic of Azerbaijan	1.1
Sprint Capital Corp.	0.9
Republic of Iraq	0.9
DISH DBS Corp.	0.9
1MDB Global Investments, Ltd.	0.9
TOTAL	15.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       6

in the country, we chose to reduce the weighting substantially. At the close of the period, the portfolio's allocation to Venezuela was near its lowest level since the fund's inception in 2009.

Our decision to maintain an underweight in Asia was a further plus. Yield spreads in Asia remained at low levels relative to U.S. Treasuries, making the region's market more vulnerable to the possibility of rising yields in the United States. Asia lagged the broader index as Treasury yields moved higher, so this aspect of the fund's positioning—particularly our decision to underweight China and the Philippines—aided relative performance.

MANAGED BY

The Global Income Fund is managed by a five person team at Stone Harbor Investment Partners LP.

COUNTRY COMPOSITION AS OF 7/31/17 (%)

United States	45.6
Brazil	4.0
Mexico	4.0
Argentina	3.7
Ukraine	3.0
Indonesia	2.6
Luxembourg	2.1
Azerbaijan	1.9
Turkey	1.9
Dominican Republic	1.7
Other countries	29.5
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 7-31-17	as of 7-31-17
Class A	2.70	3.00	5.39	15.94	50.16	4.48	4.42
Class I3	7.31	4.17	6.27	22.66	60.16	4.94	4.88
Class NAV[3]	7.43	4.32	6.39	23.52	61.67	5.06	5.00
Index 1†	9.21	6.21	7.66	35.15	77.22	—	—
Index 2†	8.13	5.97	8.04	33.63	82.11	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4%. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross (%)	1.26	1.01	0.89
Net (%)	1.21	0.96	0.84

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index; Index 2 is 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a separate index and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class I3	11-2-09	16,016	16,016	17,722	18,211
Class NAV[3]	11-2-09	16,167	16,167	17,722	18,211

The values shown in the chart for Class A with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The BofA Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

The blended index is 50% BofA Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

The JPMorgan EMBI Global Diversified Index is an unmanaged index consisting of traded external debt instruments in the emerging markets, with an outstanding face value of at least $500 million, limiting the weight of index countries with larger debt stocks to maintain diversification.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 11-2-09.
3	For certain types of investors as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2017	Ending value on 7-31-2017	Expenses paid during period ended 7-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,043.30	$6.54	1.29%
	Hypothetical example for comparison purposes	1,000.00	1,018.40	6.46	1.29%
Class I	Actual expenses/actual returns	1,000.00	1,045.80	4.92	0.97%
	Hypothetical example for comparison purposes	1,000.00	1,020.00	4.86	0.97%
Class NAV	Actual expenses/actual returns	1,000.00	1,045.40	4.46	0.88%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.41	0.88%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       11

Fund’s investments

AS OF 7-31-17
	Rate (%)		Maturity date		Par value^	Value
Foreign government obligations 37.5%						$119,096,633
(Cost $116,920,024)
Angola 0.7%						2,280,480
Republic of Angola
Bond	9.500		11-12-25		1,340,000	1,426,631
Bond (A)	9.500		11-12-25		802,000	853,849
Argentina 3.5%						11,201,466
Provincia del Chaco
Bond	9.375		08-18-24		447,000	439,790
Republic of Argentina
Bond (B)	2.260		12-31-38	EUR	257,000	186,983
Bond	7.820		12-31-33	EUR	3,062,740	3,794,471
Bond	7.820		12-31-33	EUR	4,387,477	5,404,023
GDP-Linked Note	4.596	*	12-15-35	EUR	12,705,249	1,376,199
Azerbaijan 1.1%						3,539,655
Republic of Azerbaijan
Bond (A)	4.750		03-18-24		2,510,000	2,555,230
Bond	4.750		03-18-24		967,000	984,425
Bahrain 0.2%						569,371
Kingdom of Bahrain
Bond (A)	7.000		10-12-28		554,000	569,371
Brazil 2.2%						6,967,929
Brazil Minas SPE
Bond	5.333		02-15-28		4,426,000	4,403,870
Federative Republic of Brazil
Bond	5.000		01-27-45		919,000	823,424
Bond	6.000		04-07-26		1,586,000	1,740,635
Cameroon 0.4%						1,112,877
Republic of Cameroon
Bond (A)	9.500		11-19-25		947,000	1,112,877
Colombia 1.2%						3,814,514
Bogota Distrito Capital
Bond	9.750		07-26-28	COP	1,695,000,000	605,938
Republic of Colombia
Bond	4.000		02-26-24		1,885,000	1,960,400
Bond	4.500		01-28-26		171,000	182,372
Bond	5.000		06-15-45		458,000	464,641
Bond	10.375		01-28-33		391,000	601,163
Costa Rica 1.2%						3,927,888
Republic of Costa Rica
Bond	4.250		01-26-23		1,414,000	1,385,720
Bond (A)	5.625		04-30-43		86,000	77,615
Bond (A)	7.000		04-04-44		759,000	795,053

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 12

	Rate (%)	Maturity date	Par value^	Value
Costa Rica (continued)
Bond	7.158	03-12-45	1,575,000	$1,669,500
Croatia 0.5%				1,685,324
Republic of Croatia
Bond (A)	5.500	04-04-23	1,424,000	1,580,640
Bond (A)	6.375	03-24-21	94,000	104,684
Dominican Republic 1.7%				5,343,388
Government of Dominican Republic
Bond (A)	5.875	04-18-24	244,000	262,300
Bond (A)	5.950	01-25-27	177,000	189,162
Bond	6.600	01-28-24	1,923,000	2,144,145
Bond	6.875	01-29-26	753,000	856,538
Bond (A)	7.450	04-30-44	1,613,000	1,891,243
Ecuador 0.6%				1,946,598
Republic of Ecuador
Bond	7.950	06-20-24	2,033,000	1,946,598
Egypt 0.6%				1,869,718
Arab Republic of Egypt
Bond (A)	6.125	01-31-22	304,000	313,546
Bond	6.125	01-31-22	885,000	912,824
Bond (A)	8.500	01-31-47	592,000	643,348
El Salvador 0.8%				2,658,816
Republic of El Salvador
Bond	5.875	01-30-25	532,000	480,795
Bond	7.375	12-01-19	283,000	285,830
Bond	7.625	02-01-41	168,000	154,140
Bond	7.650	06-15-35	537,000	499,410
Bond	8.250	04-10-32	1,163,000	1,154,278
Bond (A)	8.250	04-10-32	85,000	84,363
Ethiopia 0.1%				442,200
Federal Democratic Republic of Ethiopia
Bond (A)	6.625	12-11-24	440,000	442,200
Gabon 1.0%				3,163,817
Republic of Gabon
Bond (A)	6.375	12-12-24	1,872,000	1,827,297
Bond (A)	6.950	06-16-25	856,000	851,720
Bond	8.200	12-12-17	480,000	484,800
Georgia 0.1%				381,759
Republic of Georgia
Bond (A)	6.875	04-12-21	343,000	381,759
Ghana 0.2%				661,871
Republic of Ghana
Bond	8.125	01-18-26	400,000	412,534
Bond	10.750	10-14-30	200,000	249,337

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 13

	Rate (%)	Maturity date		Par value^	Value
Honduras 0.1%					$437,665
Republic of Honduras
Bond (A)	6.250	01-19-27		416,000	437,665
Hungary 0.4%					1,330,511
Republic of Hungary
Bond	5.750	11-22-23		474,000	546,285
Bond	6.375	03-29-21		696,000	784,226
Indonesia 1.8%					5,522,949
Republic of Indonesia
Bond	3.750	04-25-22		341,000	352,454
Bond	4.125	01-15-25		835,000	867,316
Bond	4.750	01-08-26		2,781,000	3,000,574
Bond	5.250	01-17-42		285,000	311,464
Bond	6.750	01-15-44		158,000	207,863
Bond	7.000	05-15-27	IDR	10,400,000,000	783,278
Iraq 0.9%					2,936,569
Republic of Iraq
Bond	5.800	01-15-28		3,204,000	2,936,569
Ivory Coast 1.1%					3,497,905
Republic of Ivory Coast
Bond (A)	5.125	06-15-25	EUR	390,000	470,723
Bond (A)	5.375	07-23-24		871,000	855,758
Bond	5.375	07-23-24		200,000	196,500
Bond	5.750	12-31-32		560,665	548,041
Bond (A)	5.750	12-31-32		236,425	231,744
Bond (A)	6.125	06-15-33		473,000	463,289
Bond (A)	6.375	03-03-28		246,000	252,150
Bond	6.375	03-03-28		468,000	479,700
Jamaica 0.2%					467,804
Government of Jamaica
Bond	7.625	07-09-25		400,000	467,804
Jordan 0.2%					447,049
Kingdom of Jordan
Bond (A)	5.750	01-31-27		222,000	220,544
Bond	5.750	01-31-27		228,000	226,505
Kenya 0.3%					963,182
Republic of Kenya
Bond (A)	6.875	06-24-24		944,000	963,182
Lebanon 0.5%					1,528,242
Republic of Lebanon
Bond	6.375	03-09-20		948,000	963,597
Bond	6.750	11-29-27		259,000	258,482
Bond	6.850	03-23-27		304,000	306,163

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 14

	Rate (%)	Maturity date		Par value^	Value
Mexico 0.7%					$2,323,379
Government of Mexico
Bond	4.150	03-28-27		1,072,000	1,119,168
Bond	4.350	01-15-47		125,000	119,313
Bond	4.600	01-23-46		441,000	436,149
Bond	4.750	03-08-44		161,000	162,530
Bond	10.000	12-05-24	MXN	7,309,500	486,219
Montenegro 0.2%					558,304
Republic of Montenegro
Bond (A)	5.750	03-10-21	EUR	437,000	558,304
Namibia 0.2%					515,725
Republic of Namibia
Bond (A)	5.250	10-29-25		500,000	515,725
Nigeria 0.1%					377,292
Federal Republic of Nigeria
Bond (A)	6.375	07-12-23		193,000	200,764
Bond (A)	7.875	02-16-32		160,000	176,528
Oman 0.7%					2,330,286
Sultanate of Oman
Bond	3.625	06-15-21		770,000	769,038
Bond (A)	4.750	06-15-26		402,000	399,990
Bond (A)	6.500	03-08-47		1,114,000	1,161,258
Panama 0.8%					2,361,299
Republic of Panama
Bond	6.700	01-26-36		934,000	1,217,469
Bond	8.125	04-28-34		330,000	440,550
Bond	9.375	04-01-29		472,000	703,280
Paraguay 0.3%					948,396
Republic of Paraguay
Bond	4.625	01-25-23		200,000	209,870
Bond (A)	6.100	08-11-44		658,000	738,526
Peru 0.4%					1,311,570
Republic of Peru
Bond	6.550	03-14-37		988,000	1,311,570
Poland 0.1%					324,406
Republic of Poland
Bond (C)	1.606	10-25-18	PLN	1,190,000	324,406
Qatar 0.4%					1,391,968
Government of Qatar
Bond (A)	3.250	06-02-26		134,000	132,727
Bond (A)	4.500	01-20-22		1,181,000	1,259,241
Russia 1.0%					3,268,480
Government of Russia
Bond	4.750	05-27-26		1,400,000	1,466,570

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 15

	Rate (%)	Maturity date		Par value^	Value
Russia (continued)
Bond	7.400	12-07-22	RUB	91,130,000	$1,491,856
Bond	7.500	02-27-19	RUB	18,650,000	310,054
Senegal 0.4%					1,077,848
Republic of Senegal
Bond (A)	6.250	05-23-33		1,049,000	1,077,848
Serbia 0.2%					753,706
Republic of Serbia
Bond (A)	5.875	12-03-18		207,000	216,626
Bond	7.250	09-28-21		463,000	537,080
South Africa 1.3%					4,104,737
Republic of South Africa
Bond	4.300	10-12-28		1,388,000	1,315,968
Bond	4.665	01-17-24		1,223,000	1,248,989
Bond	4.875	04-14-26		520,000	525,437
Bond	5.875	09-16-25		936,000	1,014,343
Sri Lanka 1.0%					3,252,287
Republic of Sri Lanka
Bond (A)	5.875	07-25-22		1,538,000	1,611,346
Bond	6.250	10-04-20		78,000	82,925
Bond	6.250	07-27-21		606,000	645,451
Bond (A)	6.850	11-03-25		846,000	912,565
Suriname 0.2%					484,665
Republic of Suriname
Bond (A)	9.250	10-26-26		474,000	484,665
Trinidad and Tobago 0.1%					308,880
Republic of Trinidad & Tobago
Bond (A)	4.500	08-04-26		312,000	308,880
Turkey 1.9%					6,034,301
Republic of Turkey
Bond	3.250	03-23-23		2,437,000	2,309,496
Bond	5.750	03-22-24		970,000	1,035,446
Bond	6.000	03-25-27		788,000	848,468
Bond	6.625	02-17-45		265,000	294,516
Bond	6.875	03-17-36		627,000	711,545
Bond	7.000	03-11-19		404,000	430,761
Bond	7.375	02-05-25		346,000	404,069
Ukraine 3.0%					9,557,254
Republic of Ukraine
Bond	7.750	09-01-20		123,000	127,465
Bond (A)	7.750	09-01-21		572,000	590,590
Bond (A)	7.750	09-01-22		647,000	663,175
Bond (A)	7.750	09-01-23		1,619,000	1,637,894
Bond (A)	7.750	09-01-24		2,518,000	2,515,406

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 16

	Rate (%)	Maturity date		Par value^	Value
Ukraine (continued)
Bond	7.750	09-01-24		632,000	$631,349
Bond (A)	7.750	09-01-25		1,634,000	1,620,111
Bond (A)	7.750	09-01-26		347,000	341,379
Bond (A)	7.750	09-01-27		1,457,000	1,429,885
Uruguay 1.2%					3,681,432
Republic of Uruguay
Bond	4.375	10-27-27		2,697,000	2,885,790
Bond	5.000	09-14-18	UYU	9,500,000	795,642
Venezuela 0.7%					2,327,954
Republic of Venezuela
Bond	7.750	10-13-19		4,800,600	2,028,254
Bond	13.625	08-15-18		540,000	299,700
Zambia 1.0%					3,102,917
Republic of Zambia
Bond	5.375	09-20-22		828,000	786,426
Bond (A)	5.375	09-20-22		89,000	84,531
Bond (A)	8.500	04-14-24		2,101,000	2,231,960
Corporate bonds 54.8%					$173,749,709
(Cost $171,280,415)
Argentina 0.2%					789,282
Cablevision SA (A)	6.500	06-15-21		220,000	233,200
Pampa Energia SA (A)	7.375	07-21-23		242,000	253,132
Pampa Energia SA (A)	7.500	01-24-27		292,000	302,950
Austria 0.0%					94,250
ESAL GmbH (A)	6.250	02-05-23		100,000	94,250
Azerbaijan 0.8%					2,621,713
Southern Gas Corridor CJSC	6.875	03-24-26		473,000	519,709
State Oil Company of the
Azerbaijan Republic	4.750	03-13-23		1,041,000	1,026,752
State Oil Company of the
Azerbaijan Republic	6.950	03-18-30		1,012,000	1,075,252
Brazil 1.6%					4,953,733
Brazil Loan Trust 1	5.477	07-24-23		170,252	174,083
Brazil Loan Trust 1 Senior Secured
Pass-Through Notes (A)	5.477	07-24-23		1,144,620	1,170,374
GTL Trade Finance, Inc. (A)	5.893	04-29-24		128,000	132,800
Marfrig Holdings Europe BV (A)	8.000	06-08-23		232,000	241,744
Petrobras Global Finance BV	6.250	03-17-24		752,000	783,960
Petrobras Global Finance BV	7.375	01-17-27		284,000	307,572
Petrobras Global Finance BV	8.750	05-23-26		1,824,000	2,143,200
Canada 1.4%					4,333,032
Cascades, Inc. (A)	5.500	07-15-22		945,000	978,075
Mercer International, Inc.	7.750	12-01-22		890,000	952,300

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 17

	Rate (%)	Maturity date	Par value^	Value
Canada (continued)
New Gold, Inc. (A)	6.250	11-15-22	510,000	$527,850
Norbord, Inc. (A)	6.250	04-15-23	865,000	931,994
Quebecor Media, Inc.	5.750	01-15-23	875,000	942,813
Chile 0.0%				171,778
Banco del Estado de Chile (A)	3.875	02-08-22	164,000	171,778
China 0.7%				2,236,863
Sinopec Group Overseas Development
2013, Ltd.	4.375	10-17-23	325,000	348,035
Sinopec Group Overseas Development
2014, Ltd.	4.375	04-10-24	1,414,000	1,509,572
Three Gorges Finance I Cayman Islands,
Ltd. (A)	3.150	06-02-26	389,000	379,256
Costa Rica 0.2%				501,975
Banco Nacional de Costa Rica (A)	5.875	04-25-21	485,000	501,975
Ecuador 0.1%				236,530
Petroamazonas EP	4.625	02-16-20	253,000	236,530
France 0.2%				497,950
SFR Group SA (A)	7.375	05-01-26	460,000	497,950
Germany 0.2%				661,125
Unitymedia GmbH (A)	6.125	01-15-25	615,000	661,125
India 0.1%				454,270
Vedanta Resources PLC (A)	6.375	07-30-22	412,000	427,450
Vedanta Resources PLC (A)	8.250	06-07-21	24,000	26,820
Indonesia 0.8%				2,517,680
Indo Energy Finance II BV	6.375	01-24-23	110,000	104,775
Pertamina Persero PT	5.250	05-23-21	352,000	380,503
Pertamina Persero PT	6.450	05-30-44	1,180,000	1,373,432
Perusahaan Listrik Negara PT	5.250	10-24-42	650,000	658,970
Ireland 0.8%				2,474,367
Ardagh Packaging Finance PLC (A)	6.000	02-15-25	1,075,000	1,148,229
Mallinckrodt International Finance SA (A)	5.625	10-15-23	1,385,000	1,326,138
Jamaica 0.1%				175,725
Digicel Group, Ltd. (A)	7.125	04-01-22	198,000	175,725
Kazakhstan 0.5%				1,496,755
KazAgro National Management Holding
JSC (A)	4.625	05-24-23	402,000	395,611
KazMunayGas National Company JSC (A)	6.375	04-09-21	501,000	547,195
KazMunayGas National Company JSC	7.000	05-05-20	507,000	553,949
Luxembourg 2.1%				6,789,566
Altice Luxembourg SA (A)	7.750	05-15-22	610,000	648,125

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 18

	Rate (%)	Maturity date		Par value^	Value
Luxembourg (continued)
Cosan Luxembourg SA (A)	7.000	01-20-27		230,000	$240,925
Dana Financing Luxembourg Sarl (A)	6.500	06-01-26		1,245,000	1,333,706
FAGE International SA (A)	5.625	08-15-26		420,000	432,600
Intelsat Jackson Holdings SA	5.500	08-01-23		995,000	858,188
Minerva Luxembourg SA (A)	6.500	09-20-26		398,000	398,000
Rumo Luxembourg Sarl (A)	7.375	02-09-24		163,000	169,504
Sberbank of Russia (5.500% to 2-26-19,
then 5 Year CMT + 4.023%) (A)	5.500	02-26-24		1,130,000	1,146,923
Wind Acquisition Finance SA (A)	4.750	07-15-20		525,000	530,906
Wind Acquisition Finance SA (A)	7.375	04-23-21		990,000	1,030,689
Malaysia 0.9%					2,875,293
1MDB Global Investments, Ltd.	4.400	03-09-23		3,100,000	2,875,293
Mexico 3.3%					10,345,621
Banco Nacional de Comercio Exterior SNC
(3.800% to 8-11-21, then 5 Year CMT +
3.000%) (A)	3.800	08-11-26		758,000	754,437
Banco Nacional de Comercio Exterior SNC
(3.800% to 8-11-21, then 5 Year CMT +
3.000%)	3.800	08-11-26		857,000	852,972
Cemex SAB de CV (A)	5.700	01-11-25		34,000	36,210
Cemex SAB de CV (A)	6.125	05-05-25		82,000	88,663
Comision Federal de Electricidad (A)	4.875	01-15-24		295,000	313,438
Petroleos Mexicanos	4.500	01-23-26		191,000	190,121
Petroleos Mexicanos	5.500	01-21-21		40,000	42,880
Petroleos Mexicanos	5.625	01-23-46		981,000	904,335
Petroleos Mexicanos	6.000	03-05-20		94,000	101,392
Petroleos Mexicanos	6.375	02-04-21		275,000	301,125
Petroleos Mexicanos	6.375	01-23-45		669,000	676,292
Petroleos Mexicanos (A)	6.500	03-13-27		181,000	199,281
Petroleos Mexicanos	6.750	09-21-47		1,802,000	1,896,965
Petroleos Mexicanos (A)	6.750	09-21-47		2,353,000	2,477,003
Petroleos Mexicanos	6.875	08-04-26		1,156,000	1,311,944
Petroleos Mexicanos	9.500	09-15-27		154,000	198,563
Netherlands 0.8%					2,424,922
Nyrstar Netherlands Holdings BV	6.875	03-15-24	EUR	800,000	970,597
UPCB Finance IV, Ltd. (A)	5.375	01-15-25		710,000	740,175
Ziggo Secured Finance BV (A)	5.500	01-15-27		690,000	714,150
Singapore 0.0%					29,776
Indika Energy Capital II Pte, Ltd. (A)	6.875	04-10-22		30,000	29,776
South Africa 0.1%					289,803
Eskom Holdings SOC, Ltd. (A)	5.750	01-26-21		143,000	143,794
Eskom Holdings SOC, Ltd. (A)	7.125	02-11-25		144,000	146,009

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 19

	Rate (%)	Maturity date	Par value^	Value
United Kingdom 1.3%				$4,178,451
Anglo American Capital PLC (A)	4.125	09-27-22	935,000	970,063
Anglo American Capital PLC (A)	4.875	05-14-25	510,000	544,425
MARB BondCo PLC (A)	7.000	03-15-24	98,000	97,098
Tullow Oil PLC	6.000	11-01-20	98,000	94,938
Tullow Oil PLC	6.250	04-15-22	1,372,000	1,265,670
Virgin Media Finance PLC (6.000% to
1-15-21, then 11.000% thereafter) (A)	6.000	10-15-24	1,140,000	1,206,257
United States 38.1%				121,067,123
AECOM	5.125	03-15-27	515,000	518,863
AECOM	5.750	10-15-22	630,000	659,925
Albertsons Companies LLC (A)	6.625	06-15-24	650,000	611,000
AMC Entertainment Holdings, Inc.	5.750	06-15-25	1,220,000	1,249,326
American Axle & Manufacturing, Inc. (A)	6.250	04-01-25	470,000	468,238
Artesyn Embedded Technologies, Inc. (A)	9.750	10-15-20	670,000	649,900
Block Communications, Inc. (A)	6.875	02-15-25	850,000	922,250
Boise Cascade Company (A)	5.625	09-01-24	970,000	1,008,800
Boyd Gaming Corp.	6.375	04-01-26	585,000	637,650
Cable One, Inc. (A)	5.750	06-15-22	835,000	876,750
Cablevision Systems Corp.	5.875	09-15-22	2,090,000	2,207,563
Callon Petroleum Company (A)	6.125	10-01-24	125,000	130,000
Callon Petroleum Company	6.125	10-01-24	635,000	660,400
Calpine Corp.	5.750	01-15-25	1,165,000	1,083,450
CCO Holdings LLC (A)	5.125	05-01-27	965,000	997,569
CCO Holdings LLC (A)	5.500	05-01-26	1,885,000	2,003,412
CenturyLink, Inc.	5.625	04-01-25	460,000	453,675
CenturyLink, Inc.	7.650	03-15-42	660,000	611,939
CF Industries, Inc.	5.150	03-15-34	1,665,000	1,527,638
Chobani LLC (A)	7.500	04-15-25	815,000	873,069
Cinemark USA, Inc.	4.875	06-01-23	310,000	315,038
Cinemark USA, Inc.	5.125	12-15-22	725,000	747,656
Cleaver-Brooks, Inc. (A)	8.750	12-15-19	606,000	624,180
Coeur Mining, Inc. (A)	5.875	06-01-24	655,000	646,813
Commercial Metals Company	5.375	07-15-27	520,000	542,100
Community Health Systems, Inc.	6.250	03-31-23	1,415,000	1,448,606
Continental Resources, Inc.	4.900	06-01-44	1,030,000	880,650
Continental Resources, Inc.	5.000	09-15-22	1,090,000	1,080,463
Cott Holdings, Inc. (A)	5.500	04-01-25	865,000	909,331
Covanta Holding Corp.	5.875	07-01-25	1,025,000	996,813
Dean Foods Company (A)	6.500	03-15-23	1,125,000	1,165,781
Denbury Resources, Inc. (A)	9.000	05-15-21	534,000	508,635
Diamondback Energy, Inc.	4.750	11-01-24	1,030,000	1,040,300
Diebold Nixdorf, Inc.	8.500	04-15-24	715,000	780,244
DISH DBS Corp.	7.750	07-01-26	2,430,000	2,909,925
Dynegy, Inc. (A)	8.000	01-15-25	1,080,000	1,069,200
Eldorado Resorts, Inc.	6.000	04-01-25	660,000	706,200

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 20

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Endo Finance LLC (A)	6.000	02-01-25	1,150,000	$969,034
Energizer Holdings, Inc. (A)	5.500	06-15-25	1,010,000	1,063,025
Envision Healthcare Corp.	5.625	07-15-22	730,000	758,288
Envision Healthcare Corp. (A)	6.250	12-01-24	320,000	344,800
EP Energy LLC	6.375	06-15-23	905,000	572,413
EP Energy LLC (A)	8.000	02-15-25	665,000	516,622
EP Energy LLC	9.375	05-01-20	340,000	289,425
Flex Acquisition Company, Inc. (A)	6.875	01-15-25	385,000	404,250
Freeport-McMoRan, Inc.	3.550	03-01-22	775,000	751,750
Frontier Communications Corp.	9.000	08-15-31	1,744,000	1,403,920
FTS International, Inc.	6.250	05-01-22	680,000	589,900
Gates Global LLC (A)	6.000	07-15-22	775,000	791,469
GCI, Inc.	6.875	04-15-25	635,000	690,563
GenOn Energy, Inc. (D)	9.500	10-15-18	1,750,000	1,159,375
Golden Nugget, Inc. (A)	8.500	12-01-21	605,000	640,544
Gray Television, Inc. (A)	5.875	07-15-26	1,235,000	1,278,225
Griffon Corp.	5.250	03-01-22	1,275,000	1,303,688
HCA, Inc.	5.250	06-15-26	440,000	476,163
HCA, Inc.	5.375	02-01-25	935,000	994,950
HealthSouth Corp.	5.750	11-01-24	840,000	856,800
Hot Topic, Inc. (A)	9.250	06-15-21	635,000	598,488
Hughes Satellite Systems Corp.	6.625	08-01-26	585,000	639,844
Jacobs Entertainment, Inc. (A)	7.875	02-01-24	1,055,000	1,144,675
JC Penney Corp., Inc.	7.400	04-01-37	635,000	504,825
Kaiser Aluminum Corp.	5.875	05-15-24	895,000	950,938
L Brands, Inc.	6.875	11-01-35	675,000	648,000
Landry’s, Inc. (A)	6.750	10-15-24	725,000	743,343
Laredo Petroleum, Inc.	5.625	01-15-22	525,000	530,906
Laredo Petroleum, Inc.	7.375	05-01-22	740,000	766,825
Level 3 Communications, Inc.	5.750	12-01-22	515,000	534,313
Level 3 Financing, Inc.	5.250	03-15-26	315,000	334,688
Levi Strauss & Company	5.000	05-01-25	655,000	686,113
LIN Television Corp.	5.875	11-15-22	655,000	686,931
Louisiana-Pacific Corp.	4.875	09-15-24	750,000	767,813
Masonite International Corp. (A)	5.625	03-15-23	925,000	971,250
MasTec, Inc.	4.875	03-15-23	1,435,000	1,435,000
MGM Resorts International	4.625	09-01-26	650,000	657,670
Murphy Oil Corp.	4.700	12-01-22	510,000	501,075
Murphy Oil Corp.	6.875	08-15-24	415,000	440,938
Murphy Oil USA, Inc.	5.625	05-01-27	520,000	547,300
NCI Building Systems, Inc. (A)	8.250	01-15-23	705,000	761,400
NCR Corp.	5.000	07-15-22	825,000	845,955
Nexstar Broadcasting, Inc. (A)	5.625	08-01-24	990,000	1,023,413
NRG Energy, Inc.	6.250	07-15-22	1,530,000	1,608,413
Nuance Communications, Inc. (A)	5.625	12-15-26	655,000	697,575
Oasis Petroleum, Inc. (E)	6.875	03-15-22	1,325,000	1,311,750

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 21

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Parker Drilling Company	7.500	08-01-20	895,000	$774,175
Park-Ohio Industries, Inc. (A)	6.625	04-15-27	950,000	1,005,219
PetSmart, Inc. (A)	7.125	03-15-23	480,000	433,800
Pilgrim’s Pride Corp. (A)	5.750	03-15-25	445,000	456,125
Pinnacle Entertainment, Inc. (A)	5.625	05-01-24	1,045,000	1,084,188
Pinnacle Foods Finance LLC	5.875	01-15-24	1,000,000	1,072,500
Post Holdings, Inc. (A)	5.000	08-15-26	675,000	692,719
Post Holdings, Inc. (A)	5.500	03-01-25	760,000	801,800
PTC, Inc.	6.000	05-15-24	580,000	624,225
QEP Resources, Inc.	5.375	10-01-22	1,355,000	1,331,288
Range Resources Corp. (A)	5.000	03-15-23	740,000	730,750
Revlon Consumer Products Corp.	5.750	02-15-21	820,000	680,600
Revlon Consumer Products Corp.	6.250	08-01-24	790,000	599,906
Rowan Companies, Inc. (E)	7.375	06-15-25	1,450,000	1,366,625
RSI Home Products, Inc. (A)	6.500	03-15-23	890,000	934,500
RSP Permian, Inc. (A)	5.250	01-15-25	505,000	512,575
Safeway, Inc.	7.250	02-01-31	800,000	736,000
Seagate HDD Cayman	4.875	06-01-27	1,815,000	1,734,570
SESI LLC	7.125	12-15-21	1,050,000	1,056,563
Signode Industrial Group Lux SA (A)	6.375	05-01-22	650,000	679,250
Sinclair Television Group, Inc. (A)	5.625	08-01-24	1,225,000	1,274,000
Sirius XM Radio, Inc. (A)	5.000	08-01-27	730,000	745,607
SM Energy Company	5.625	06-01-25	340,000	317,900
SM Energy Company (E)	6.125	11-15-22	850,000	832,735
Southwestern Energy Company	6.700	01-23-25	1,275,000	1,255,480
Spectrum Brands, Inc.	6.125	12-15-24	770,000	823,900
Sprint Capital Corp.	8.750	03-15-32	2,370,000	2,938,800
SPX FLOW, Inc. (A)	5.625	08-15-24	1,325,000	1,371,375
Standard Industries, Inc. (A)	5.375	11-15-24	955,000	1,005,138
Summit Materials LLC	6.125	07-15-23	395,000	413,763
Symantec Corp. (A)	5.000	04-15-25	560,000	586,600
Targa Resources Partners LP	4.250	11-15-23	555,000	546,675
Team Health Holdings, Inc. (A)	6.375	02-01-25	745,000	730,100
TEGNA, Inc.	6.375	10-15-23	1,205,000	1,275,794
Tenet Healthcare Corp. (A)	4.625	07-15-24	1,320,000	1,313,400
Tenet Healthcare Corp. (A)	5.125	05-01-25	795,000	799,969
The EW Scripps Company (A)	5.125	05-15-25	1,400,000	1,449,000
The Fresh Market, Inc. (A)	9.750	05-01-23	750,000	615,000
T-Mobile USA, Inc.	5.375	04-15-27	855,000	923,400
T-Mobile USA, Inc.	6.500	01-15-26	1,000,000	1,112,500
Tops Holding LLC (A)	8.000	06-15-22	885,000	716,850
Tribune Media Company	5.875	07-15-22	1,410,000	1,478,738
Trinseo Materials Operating SCA (A)	6.750	05-01-22	1,140,000	1,208,400
US Concrete, Inc.	6.375	06-01-24	890,000	950,075
Valeant Pharmaceuticals International,
Inc. (A)	5.875	05-15-23	1,665,000	1,431,900

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 22

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Valeant Pharmaceuticals International,
Inc. (A)	6.500	03-15-22	565,000	$596,075
Valeant Pharmaceuticals International,
Inc. (A)	7.000	10-01-20	460,000	454,250
Versum Materials, Inc. (A)	5.500	09-30-24	1,120,000	1,190,000
Welbilt, Inc.	9.500	02-15-24	540,000	627,750
Western Digital Corp.	10.500	04-01-24	835,000	988,431
Windstream Services LLC	7.500	04-01-23	923,000	782,243
Zayo Group LLC (A)	5.750	01-15-27	1,130,000	1,197,800
ZF North America Capital, Inc. (A)	4.750	04-29-25	1,040,000	1,088,100
Venezuela 0.5%				1,532,126
Petroleos de Venezuela SA	6.000	05-16-24	4,125,500	1,366,572
Petroleos de Venezuela SA	6.000	11-15-26	509,241	165,554
Term loans (F) 3.2%				$10,258,310
(Cost $10,193,744)
Brazil 0.2%				802,525
Brazil ECA Trust	6.250	01-10-18	800,000	802,525
United States 3.0%				9,455,785
Air Medical Group Holdings, Inc.	4.484	04-28-22	397,970	389,513
Albea Beauty Holdings SA	5.164	04-12-24	855,000	854,290
Blount International, Inc.	6.227	04-12-23	752,996	764,290
Filtration Group, Inc.	4.257	11-21-20	753,236	759,511
Flex Acquisition Company, Inc.	4.549	12-29-23	778,050	782,220
Gardner Denver, Inc.	4.546	07-30-20	686,846	689,992
Gates Global LLC	4.546	04-01-24	712,913	717,925
Ineos Styrolution US Holding LLC	4.046	09-30-24	942,721	950,970
Lightstone LLC	5.734	01-30-24	864,792	857,536
MacDermid, Inc.	4.734	06-07-20	928,272	933,879
Summit Materials LLC	3.984	07-17-22	705,600	711,188
Vertiv Intermediate Holding II Corp.	5.234	11-30-23	708,804	715,006
Welbilt, Inc.	4.234	03-03-23	326,000	329,465
			Shares	Value
Common stocks 0.4%				$1,376,357
(Cost $6,173,241)
United States 0.4%				1,376,357
Denbury Resources, Inc. (G)			35,700	52,122
Midstates Petroleum Company, Inc. (G)			440	6,239
Quiksilver, Inc. (G)			10,027	102,275
Vistra Energy Corp.			73,994	1,215,721
Rights 0.0%				$73,994
(Cost $296,900)
Tech Corp. (Expiration Date: 12-31-49) (G)(H)			73,994	73,994

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 23

				Shares	Value
Warrants 0.0%					$8,141
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (G)(H)				9,862	6,903
Midstates Petroleum Company, Inc. (Expiration Date: 4-21-20; Strike Price
$24.00) (G)(H)				3,117	1,238
	Rate (%)	Maturity date		Par value^	Value
Escrow certificates 0.0%					$846
(Cost $0)
United States 0.0%					846
Midstates Petroleum Company, Inc. (G)	10.750	10-01-20		945,000	846

		Yield (%)		Shares	Value
Securities lending collateral 1.1%					$3,450,620
(Cost $3,450,547)
John Hancock Collateral Trust (I)		1.1917(J)		344,848	3,450,620

	Yield* (%)	Maturity date		Par value^	Value
Short-term investments 2.7%					$8,478,646
(Cost $8,478,482)
Foreign government 0.0%					15,515
Egypt Treasury Bills	18.182	12-19-17	EGP	300,000	15,515
		Yield (%)		Shares	Value
Money market funds 2.7%					8,463,131
Morgan Stanley Institutional Liquidity Funds - Prime
Portfolio, Institutional Class		1.0323(J)		8,463,131	8,463,131
Total investments (Cost $316,793,353)† 99.7%					$316,493,256
Other assets and liabilities, net 0.3%					873,973
Total net assets 100.0%					$317,367,229
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
UYU	Uruguayan Peso
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $115,336,545 or 36.3% of the fund’s net assets as of 7-31-17.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 24

(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	Non-income producing - Issuer is in default.
(E)	A portion of this security is on loan as of 7-31-17.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Non-income producing security.
(H)	Strike price and/or expiration date not available.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(J)	The rate shown is the annualized seven-day yield as of 7-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-17, the aggregate cost of investment securities for federal income tax purposes was $318,460,874. Net unrealized depreciation aggregated to $1,967,618, of which $10,262,389 related to appreciated investment securities and $12,230,007 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 25

DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
EUR	506,892	USD	581,469	JPMorgan Chase	8/11/2017	$18,904	—
INR	20,047,700	USD	310,000	Citigroup	9/18/2017	543	—
USD	493,784	COP	1,499,744,000	Citigroup	8/18/2017	—	$(7,434)
USD	12,981,099	EUR	11,352,900	JPMorgan Chase	8/11/2017	—	(465,497)
						$19,447	$(472,931)

SWAPS

Credit default swaps -- Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
	United Mexican
JPMorgan Chase & Co.	States	1.818%	600,000	USD	$600,000	1.000%	Quarterly	Jun 2026	$(52,181)	$17,295	$(34,886)
					$600,000				$(52,181)	$17,295	$(34,886)

Derivatives currency abbreviations

COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND 26

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-17

Assets
Unaffiliated investments, at value (Cost $313,342,806) including $3,327,559 of securities loaned	$313,042,636
Affiliated investments, at value (Cost $3,450,547)	3,450,620
Total investments, at value (Cost $316,793,353)	316,493,256
Foreign currency, at value (Cost $26,909)	27,237
Cash collateral for OTC derivative contracts	290,000
Receivable for investments sold	5,276,821
Receivable for fund shares sold	126,279
Unrealized appreciation on forward foreign currency contracts	19,447
Dividends and interest receivable	4,720,285
Receivable for securities lending income	2,542
Other receivables and prepaid expenses	21,067
Total assets	326,976,934
Liabilities
Payable for investments purchased	4,520,249
Unrealized depreciation on forward foreign currency contracts	472,931
Payable for fund shares repurchased	988,316
Payable upon return of securities loaned	3,450,541
Swap contracts, at value (Net unamortized upfront payment received of $52,181)	34,886
Distributions payable	1,770
Payable to affiliates
Accounting and legal services fees	7,709
Transfer agent fees	861
Trustees' fees	256
Other liabilities and accrued expenses	132,186
Total liabilities	9,609,705
Net assets	$317,367,229
Net assets consist of
Paid-in capital	$363,432,793
Undistributed net investment income	238,208
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	(45,571,246)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(732,526)
Net assets	$317,367,229

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       27

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($8,151,950 ÷ 857,202 shares)[1]	$9.51
Class I ($1,244,567 ÷ 130,894 shares)	$9.51
Class NAV ($307,970,712 ÷ 32,380,698 shares)	$9.51
Maximum offering price per share
Class A (net assets value per share ÷ 96%)[2]	$9.91

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       28

STATEMENT OF OPERATIONS   For the year ended 7-31-17

Investment income
Interest	$21,501,658
Dividends	172,197
Securities lending	3,409
Less foreign taxes withheld	(7,689)
Total investment income	21,669,575
Expenses
Investment management fees	2,728,891
Distribution and service fees	20,987
Accounting and legal services fees	54,781
Transfer agent fees	10,086
Trustees' fees	7,011
State registration fees	21,436
Printing and postage	27,761
Professional fees	96,182
Custodian fees	156,996
Other	13,725
Total expenses	3,137,856
Less expense reductions	(40,465)
Net expenses	3,097,391
Net investment income	18,572,184
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	4,088,349
Affiliated investments	(8)
Swap contracts	4,105
4,092,446
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,844,394
Affiliated investments	73
Swap contracts	21,082
1,865,549
Net realized and unrealized gain	5,957,995
Increase in net assets from operations	$24,530,179

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       29

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-17	Year ended 7-31-16
Increase (decrease) in net assets
From operations
Net investment income	$18,572,184	$26,023,819
Net realized gain (loss)	4,092,446	(22,338,465)
Change in net unrealized appreciation (depreciation)	1,865,549	19,402,225
Increase in net assets resulting from operations	24,530,179	23,087,579
Distributions to shareholders
From net investment income
Class A	(360,378)	(209,120)
Class I	(76,427)	(12,724)
Class NAV	(18,656,320)	(25,917,945)
Total distributions	(19,093,125)	(26,139,789)
From fund share transactions	(90,136,211)	(92,565,278)
Total decrease	(84,699,157)	(95,617,488)
Net assets
Beginning of year	402,066,386	497,683,874
End of year	$317,367,229	$402,066,386
Undistributed (accumulated distributions in excess of) net investment income	$238,208	($157,406)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       30

Financial highlights

Class A Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.35	$9.33	$10.18	$10.09	$10.47
Net investment income[1]	0.47	0.51	0.49	0.47	0.52
Net realized and unrealized gain (loss) on investments	0.17	0.03	(0.82)	0.21	(0.21)
Total from investment operations	0.64	0.54	(0.33)	0.68	0.31
Less distributions
From net investment income	(0.48)	(0.52)	(0.52)	(0.51)	(0.57)
From net realized gain	—	—	—	(0.07)	(0.12)
From tax return of capital	—	—	—	(0.01)	—
Total distributions	(0.48)	(0.52)	(0.52)	(0.59)	(0.69)
Net asset value, end of period	$9.51	$9.35	$9.33	$10.18	$10.09
Total return (%)[2,3]	6.98	6.21	(3.34)	6.95	2.85
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$5	$4	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.31	1.51	3.22	7.91
Expenses including reductions	1.29	1.30	1.35	1.35	1.34
Net investment income	4.96	5.75	5.11	4.65	5.18
Portfolio turnover (%)	84	74	63	70	71

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       31

Class I Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.35	$9.32	$10.17	$10.09	$10.47
Net investment income[1]	0.49	0.52	0.46	0.50	0.55
Net realized and unrealized gain (loss) on investments	0.18	0.06	(0.77)	0.20	(0.21)
Total from investment operations	0.67	0.58	(0.31)	0.70	0.34
Less distributions
From net investment income	(0.51)	(0.55)	(0.54)	(0.53)	(0.60)
From net realized gain	—	—	—	(0.07)	(0.12)
From tax return of capital	—	—	—	(0.02)	—
Total distributions	(0.51)	(0.55)	(0.54)	(0.62)	(0.72)
Net asset value, end of period	$9.51	$9.35	$9.32	$10.17	$10.09
Total return (%)[2]	7.31	6.66	(3.07)	7.17	3.17
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	— [3]	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.01	2.24	5.82	16.19
Expenses including reductions	0.99	1.00	1.04	1.04	1.02
Net investment income	5.15	5.71	4.74	4.92	5.31
Portfolio turnover (%)	84	74	63	70	71

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       32

Class NAV Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.35	$9.33	$10.18	$10.09	$10.47
Net investment income[1]	0.50	0.55	0.55	0.52	0.57
Net realized and unrealized gain (loss) on investments	0.18	0.03	(0.83)	0.20	(0.22)
Total from investment operations	0.68	0.58	(0.28)	0.72	0.35
Less distributions
From net investment income	(0.52)	(0.56)	(0.57)	(0.54)	(0.61)
From net realized gain	—	—	—	(0.07)	(0.12)
From tax return of capital	—	—	—	(0.02)	—
Total distributions	(0.52)	(0.56)	(0.57)	(0.63)	(0.73)
Net asset value, end of period	$9.51	$9.35	$9.33	$10.18	$10.09
Total return (%)[2]	7.43	6.66	(2.85)	7.43	3.30
Ratios and supplemental data
Net assets, end of period (in millions)	$308	$394	$494	$589	$542
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.89	0.85	0.92	0.90
Expenses including reductions	0.88	0.88	0.84	0.91	0.90
Net investment income	5.32	6.19	5.66	5.18	5.44
Portfolio turnover (%)	84	74	63	70	71

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       33

Notes to financial statements

Note 1 — Organization

John Hancock Global Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income with capital appreciation as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       34

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2017, by major security category or type:

	Total value at 7-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Foreign government obligations	$119,096,633	—	$119,096,633	—
Corporate bonds	173,749,709	—	173,749,709	—
Term loans	10,258,310	—	9,455,785	$802,525
Common stocks	1,376,357	$1,274,082	—	102,275
Rights	73,994	—	73,994	—
Warrants	8,141	6,903	1,238	—
Escrow certificates	846	—	—	846
Securities lending collateral	3,450,620	3,450,620	—	—
Short-term investments	8,478,646	8,463,131	15,515	—
Total investments in securities	$316,493,256	$13,194,736	$302,392,874	$905,646
Other financial instruments:
Forward foreign currency contracts	$(453,484)	—	$(453,484)	—
Credit default swaps	(34,886)	—	$(34,886)	—

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       35

date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of July 31, 2017, the fund loaned corporate bonds valued at $3,327,559 and received $3,450,541 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended July 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2017, were $3,723.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2017, the fund has a short-term capital loss carryforward of $9,147,800 and a long-term capital loss carryforward of $34,755,225 available to offset future net realized capital gains. These carryforwards do not expire. Qualified late year ordinary losses of $196,912 are treated as occurring on August 1, 2017, the first day of the fund's next taxable year.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended July 31, 2017 and 2016 was as follows:

	July 31, 2017	July 31, 2016
Ordinary income	$19,093,125	$26,139,789

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2017, the fund has no distributable earnings on a tax basis.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, defaulted bonds, grantor trusts, derivative transactions and amortization and accretion on debt securities.

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Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market. Certain forwards and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Certain swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $14.4 million to $45.4 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving

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the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness soundness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended July 31, 2017, the fund used CDS as a Seller of protection to gain exposure to a security or credit index and as a substitute for securities purchased. No new credit default swap contracts were entered into during the year ended July 31, 2017.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Credit	Swap contracts, at value	Credit default swaps	—	($34,886)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$19,447	(472,931)
			$19,447	($507,817)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Swap contracts	Unaffiliated investments and foreign currency transactions [1]	Total
Credit	$4,105	—	$4,105
Foreign currency	—	($132,913)	(132,913)
Total	$4,105	($132,913)	($128,808)
[1] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Total
Credit	$21,082	—	$21,082
Foreign currency	—	($457,973)	(457,973)
Total	$21,082	($457,973)	($436,891)
[1] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.785% of the first $250 million of the fund's average daily net assets, b) 0.770% of the next $500 million of the fund's average daily net assets and c) 0.750% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

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Effective July 1, 2017, the Advisor contractually agrees to reduce its management fee by an annual rate of 0.05% of the fund's average daily net assets. This agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

To the extent that expenses of Class A and Class I shares exceed 1.30% and 1.00%, respectively, of average annual net assets (on an annualized basis) attributable to Class A and Class I shares (expense limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payments to the classes in an amount equal to the amount by which expenses of each share class exceeds its expense limitation. Expenses mean all fund-level and class-specific operating expenses, excluding taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, borrowing cost and short dividend expense. The expense limitation expires on November 30, 2017 for Class A and Class I shares, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $881, $163, and $39,421 for Class A, Class I, and Class NAV shares, respectively, for the year ended July 31, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2017 were equivalent to a net annual effective rate of 0.77% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. Effective July 1, 2017, the fund pays 0.25% for Class A shares distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets of the fund's Class A shares. Prior to July 1, 2017, the fund paid 0.30% for Class A shares distribution and service fees under this arrangement.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $31,238 for the year ended July 31, 2017. Of this amount, $4,289 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $26,924 was paid as sales commissions to broker-dealers and $25 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2017, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond

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Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$20,987	$8,537
Class I	—	1,549
Total	$20,987	$10,086

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Average Loan Balanced	Days outstanding	Weighted average interest rate	Interest income
Lender	$10,533,627	2	0.768%	$449

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2017 and 2016 were as follows:

		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	583,973	$5,485,046	342,299	$3,088,277
Distributions reinvested	36,225	341,228	22,710	203,223
Repurchased	(332,204)	(3,122,813)	(197,040)	(1,752,422)
Net increase	287,994	$2,703,461	167,969	$1,539,078
Class I shares
Sold	176,619	$1,666,794	253,167	$2,372,000
Distributions reinvested	8,089	76,261	1,402	12,724
Repurchased	(308,252)	(2,854,166)	(12,983)	(116,805)
Net increase (decrease)	(123,544)	($1,111,111)	241,586	$2,267,919
Class NAV shares
Sold	434,461	$4,064,161	337,033	$2,985,234
Distributions reinvested	1,982,001	18,656,320	2,902,929	25,917,945
Repurchased	(12,196,179)	(114,449,042)	(14,026,388)	(125,275,454)
Net decrease	(9,779,717)	($91,728,561)	(10,786,426)	($96,372,275)
Total net decrease	(9,615,267)	($90,136,211)	(10,376,871)	($92,565,278)

Affiliates of the fund owned 100% of Class NAV shares of the fund on July 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $285,479,694 and $373,521,984, respectively, for the year ended July 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2017, funds within the John Hancock group of funds complex held 97.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	34.8%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	17.9%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	13.7%
John Hancock Funds II Alternative Asset Allocation	9.4%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	9.0%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Income Fund (the "Fund") as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor) for John Hancock Global Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24,2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in conection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
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(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its peer group average and benchmark index for the one-year, three-year, and five-year periods ended December 31, 2016. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that a management fee waiver was in effect for this fund. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including actions taken that have reduced fund expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign
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taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its

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regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       55

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       56

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

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Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

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U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

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Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

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INCOME FUNDS

Bond

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High Yield Municipal Bond

Income

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Short Duration Credit Opportunities

Spectrum Income

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Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

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Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF388680	352A 7/17 9/17

John Hancock

Short Duration Credit Opportunities Fund

Annual report 7/31/17

A message to shareholders

Dear shareholder,

While the stock market generally delivered solid gains for most of the past year, the bond markets were a study in contrast. Credit-sensitive segments, such as bank loans, enjoyed solid gains, but interest-rate-sensitive instruments, such as long-term bonds, posted much more muted returns and likely will remain vulnerable should the U.S. Federal Reserve continue its course to withdraw economic stimulus and raise interest rates. Overseas, emerging markets, with relatively attractive yields and growing economies, have been a bright spot in recent months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
41	Financial statements
45	Financial highlights
52	Notes to financial statements
64	Auditor's report
65	Tax information
66	Continuation of investment advisory and subadvisory agreements
72	Trustees and Officers
76	More information

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17 (%)

The Bloomberg Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Higher-yielding market segments outperformed

High-yield bonds, loans, and emerging-market debt all outpaced investment-grade bonds during the past year, creating a favorable backdrop for the fund.

The fund exceeded the return of its benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index

The fund's out-of-benchmark allocation to the higher-yielding categories was the key factor in its strong results during the reporting period.

Security selection was a further positive

Strong issue selection in the investment-grade and emerging-market categories also contributed to the fund's outperformance.

PORTFOLIO COMPOSITION AS OF 7/31/17 (%)

A note about risks

Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. For additional information on these and other risk considerations, please see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

Can you describe the market environment during the 12 months ended July 31, 2017?

While credit-sensitive investments—such as investment-grade and high-yield corporate bonds, senior loans, and emerging-market debt—all posted positive returns, the benefit was largely offset by the weakness in shorter-term bonds. The fund's benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index, registered a gain of 1.44%.

In the United States, the credit sectors were helped by the combination of improving economic growth, rising corporate profits, and the general strength in investor sentiment. Additionally, the rally in commodity prices in 2016 alleviated concerns about a looming wave of defaults among energy and metals/mining issuers. The prospect of stronger global growth also fueled gains for the emerging markets by shoring up the credit outlook for sovereign and corporate issuers in the asset class. Together, these developments offset the potential headwind created by the U.S. Federal Reserve's (Fed's) three interest-rate increases and the growing likelihood of tighter policy by the European Central Bank.

What aspects of the fund's positioning helped its results?

Our broad investment universe and active strategy gives us the latitude to seek the most attractive opportunities in the global credit markets. This approach helped the fund generate a positive return and finish ahead of its benchmark during the period. Asset allocation was the primary factor behind the fund's robust relative performance. Whereas the benchmark is invested almost entirely in investment-grade corporates, nearly half of the portfolio was allocated to high-yield bonds, senior loans, and emerging-market debt, all of which provided returns in excess of the index. Security selection also played a key role in the fund's outperformance, with the bulk of the excess return coming from the investment-grade category. Selection in corporates was very effective, highlighted by strength in the energy and banking areas.

The fund's positive results in the energy sector were driven largely by investments in the debt of pipeline operators and exploration and production companies such as Apache Corp. and Anadarko Petroleum Corp. The banking segment was also home to several of the fund's largest individual contributors, including Citigroup, Inc., Royal Bank of Scotland Group PLC, and Bank of America Corp. Other top performers included the cable/media companies Charter Communications Operating LLC, CBS Corp., and Comcast Corp. Our favorable selection among securitized issues,

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       4

"Asset allocation was the primary factor behind the fund's robust relative performance."
particularly non-agency residential mortgage-backed securities and commercial mortgage-backed securities, was an additional contributor in the investment-grade category.

Positioning in global currencies made a notable contribution, as well. The fund held a long position in the Mexican peso, and we implemented tactical views on developed-market currencies—including the U.S. dollar, euro, British pound, and Japanese yen—throughout the year. With regard to the peso, we anticipated that the currency, which had come under pressure in late 2016 and early this year on concerns about shifts in U.S. immigration and trade policy, would rebound once the presidential campaign rhetoric subsided. This in fact proved to be the case, and the fund benefited in kind.

Both country allocations and issue selection added value in the emerging-markets portfolio. Positioning in the Europe/Middle East/Africa category made the largest contribution thanks to weightings in commodity-sensitive countries such as Zambia, Ghana, Gabon, Iraq, and Ukraine.

QUALITY COMPOSITION AS OF 7/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       5

"The backdrop of steady economic expansion and the Fed's gradual approach to raising interest rates created highly supportive conditions for the fixed-income markets in the past year."
Additionally, a position in Russian local currency issues enabled the fund to benefit from both the strength in the country's debt market and the rally in the ruble. Our decision to maintain an underweight in Asia was an additional positive. Yield spreads in Asia remained at low levels relative to U.S. Treasuries, making the region's market more vulnerable to the possibility of rising yields in the United States. Asia lagged the broader index as Treasury yields rose, so this aspect of the fund's positioning—particularly a decision to underweight China and the Philippines—aided relative performance. The fund's positioning in Latin America was a further plus, highlighted by security selection in Argentina and Mexico.

What factors detracted from performance?

The fund lost some relative performance by being defensively positioned in high yield. Our emphasis on higher-quality securities within the asset class prevented the fund from fully capitalizing on the strength of lower-rated bonds. In addition, a decision to hedge a portion of the high-yield position—which reflected our belief that tight yield spreads indicated an unfavorable balance of upside potential and downside risk—detracted. We do not think that the credit cycle in high yield has come to an end, hence our decision to use derivatives to hedge the position rather than sell holdings outright.

How would you characterize the fund's positioning?

The backdrop of steady economic expansion and the Fed's gradual approach to raising interest rates created highly supportive conditions for the fixed-income markets in the past year. While these trends remained in place at the close of the period, we see limited upside for certain market

COUNTRY COMPOSITION AS OF 7/31/17 (%)

United States	79.3
Mexico	1.5
Luxembourg	1.5
Brazil	1.4
Canada	1.2
Indonesia	1.0
Other countries	14.1
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       6

segments following their strong showing since early 2016. In high yield, for instance, both absolute yields and yield spreads versus U.S. Treasuries had fallen back to the low end of historical long-term averages. We believe these circumstances make the case for a defensive strategy, rather than one that seeks to chase returns by taking on excessive risk. Accordingly, we maintained the hedge on the high-yield position, and we sought to boost the fund's holdings in sectors where we find positive earnings momentum, the potential for merger-and-acquisition activity, and/or compelling valuations. We also continued to favor loans, which offer superior quality relative to high yield. In addition, loans feature floating-rate structures that provide a buffer against the potential for the continued tightening of monetary policy in the United States. Not least, we maintained a below benchmark duration (interest-rate sensitivity) to provide an element of protection against an unfavorable shift in Fed policy.

Overall, we maintain a highly selective, research-based approach to identifying individual bond issues with more favorable risk/return profiles than the broader market. We believe this active strategy—and ability to invest across the full spectrum of the global fixed-income markets—can add value in an environment that may prove more challenging compared to the favorable conditions of the past 12 months.

MANAGED BY

The Short Duration Credit Opportunities Fund is managed by a team who broadly manage across global fixed-income markets at Stone Harbor Investment Partners LP.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2017

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception		5-year	Since inception		as of 7-31-17	as of 7-31-17
Class A	2.18	1.85	3.07	[2]	9.58	26.37	[2]	3.10	3.09
Class C	3.15	—	0.73	[3]	—	2.27	[3]	2.51	2.50
Class I4	5.21	2.66	3.71	[2]	14.05	32.65	[2]	3.49	3.48
Class R2[4]	5.05	—	2.65	[5]	—	6.34	[5]	3.33	3.32
Class R4[4]	5.15	—	2.75	[5]	—	6.58	[5]	3.43	3.32
Class R6[4]	5.33	—	2.93	[5]	—	7.00	[5]	3.62	3.60
Class NAV[4]	5.43	2.85	3.90	[2]	15.07	34.48	[2]	3.60	3.60
Index†	1.44	2.14	3.07	[2]	11.14	26.42	[2]	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.19	1.89	0.87	1.28	1.13	0.78	0.76
Net (%)	1.19	1.89	0.87	1.28	1.03	0.76	0.76

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays 1-5 Year U.S. Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C6	6-27-14	10,227	10,227	10,629
Class I4	11-2-09	13,265	13,265	12,642
Class R2[4]	3-27-15	10,634	10,634	10,509
Class R4[4]	3-27-15	10,658	10,658	10,509
Class R6[4]	3-27-15	10,700	10,700	10,509
Class NAV[4]	11-2-09	13,448	13,448	12,642

The values shown in the chart for "Class A with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

The Bloomberg Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.
2	From 11-2-09.
3	From 6-27-14.
4	For certain types of investors as described in the fund's prospectuses.
5	From 3-27-15.
6	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2017	Ending value on 7-31-2017	Expenses paid during period ended 7-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,026.90	$5.88	1.17%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	5.86	1.17%
Class C	Actual expenses/actual returns	1,000.00	1,023.50	9.33	1.86%
	Hypothetical example for comparison purposes	1,000.00	1,015.60	9.30	1.86%
Class I	Actual expenses/actual returns	1,000.00	1,028.60	4.28	0.85%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.26	0.85%
Class R2	Actual expenses/actual returns	1,000.00	1,027.80	5.08	1.01%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.06	1.01%
Class R4	Actual expenses/actual returns	1,000.00	1,028.30	4.58	0.91%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.56	0.91%
Class R6	Actual expenses/actual returns	1,000.00	1,029.20	3.72	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	3.71	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,029.10	3.72	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	3.71	0.74%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       11

Fund’s investments

AS OF 7-31-17
	Rate (%)		Maturity date		Par value^	Value
U.S. Government and Agency obligations 1.5%						$18,571,485
(Cost $18,542,702)
U.S. Government Agency 1.5%						18,571,485
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (A)	1.946		05-01-43		1,228,830	1,263,513
30 Yr Pass Thru (A)	2.192		12-01-42		1,356,375	1,388,043
30 Yr Pass Thru (A)	2.413		09-01-43		1,189,146	1,214,474
30 Yr Pass Thru (A)	2.554		04-01-46		1,389,170	1,419,335
30 Yr Pass Thru (A)	2.766		03-01-42		204,405	210,976
30 Yr Pass Thru (A)	3.368		01-01-37		209,048	220,909
Federal National Mortgage Association
30 Yr Pass Thru (A)	2.852		12-01-44		1,299,127	1,337,384
30 Yr Pass Thru (A)	3.103		04-01-44		1,121,589	1,181,873
30 Yr Pass Thru (A)	3.325		04-01-37		974,031	1,007,236
30 Yr Pass Thru (A)	3.407		01-01-37		34,913	37,095
30 Yr Pass Thru (A)	3.430		10-01-38		471,811	501,224
30 Yr Pass Thru (B)	3.500		TBA		7,575,000	7,797,573
30 Yr Pass Thru (B)	4.000		TBA		700,000	736,946
Government National Mortgage Association
30 Yr Pass Thru	4.500		01-15-40		143,620	156,091
30 Yr Pass Thru	6.000		08-15-35		86,101	98,813
Foreign government obligations 11.6%						$143,196,764
(Cost $139,943,749)
Angola 0.1%						1,538,420
Republic of Angola
Bond	9.500		11-12-25		1,445,000	1,538,420
Argentina 0.6%						7,737,032
Provincia del Chaco
Bond	9.375		08-18-24		301,000	296,145
Republic of Argentina
Bond	4.740		12-31-38	EUR	173,000	125,869
Bond	7.820		12-31-33	EUR	5,041,488	6,232,279
GDP-Linked Note	4.530	*	12-15-35	EUR	9,995,957	1,082,739
Azerbaijan 0.1%						1,342,768
Republic of Azerbaijan
Bond	4.750		03-18-24		1,319,000	1,342,768
Bahrain 0.0%						375,127
Kingdom of Bahrain
Bond	7.000		10-12-28		365,000	375,127
Brazil 1.2%						14,312,686
Brazil Minas SPE
Bond	5.333		02-15-28		3,398,000	3,381,010
Federative Republic of Brazil
Bond	5.000		01-27-45		628,000	562,688

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 12

	Rate (%)	Maturity date		Par value^	Value
Brazil (continued)
Bond	5.625	01-07-41		675,000	$663,525
Bond	6.000	04-07-26		1,687,000	1,851,483
Bond	8.250	01-20-34		302,000	384,597
Note	10.000	01-01-21	BRL	7,990,000	2,645,995
Note	10.000	01-01-23	BRL	3,925,000	1,287,112
Note	10.000	01-01-25	BRL	8,450,000	2,755,700
Note	10.000	01-01-27	BRL	2,404,000	780,576
Cameroon 0.1%					806,091
Republic of Cameroon
Bond	9.500	11-19-25		686,000	806,091
Chile 0.1%					958,558
Republic of Chile
Bond	4.500	02-28-21	CLP	590,000,000	958,558
Colombia 0.7%					8,952,163
Bogota Distrito Capital
Bond	9.750	07-26-28	COP	831,000,000	297,070
Republic of Colombia
Bond	2.625	03-15-23		263,000	257,411
Bond	4.000	02-26-24		119,000	123,760
Bond	4.375	03-21-23	COP	8,900,000,000	2,774,713
Bond	4.500	01-28-26		255,000	271,958
Bond	5.000	06-15-45		477,000	483,917
Bond	7.750	04-14-21	COP	8,200,000,000	2,932,911
Bond	8.125	05-21-24		165,000	210,540
Bond	9.850	06-28-27	COP	1,990,000,000	838,315
Bond	10.375	01-28-33		278,000	427,425
Bond	11.750	02-25-20		271,000	334,143
Costa Rica 0.2%					2,674,318
Republic of Costa Rica
Bond	4.250	01-26-23		880,000	862,400
Bond	4.375	04-30-25		858,000	825,825
Bond	5.625	04-30-43		57,000	51,443
Bond	7.000	04-04-44		700,000	733,250
Bond	7.158	03-12-45		190,000	201,400
Croatia 0.2%					1,809,335
Republic of Croatia
Bond	5.500	04-04-23		568,000	630,494
Bond	6.000	01-26-24		152,000	173,280
Bond	6.375	03-24-21		903,000	1,005,561
Dominican Republic 0.3%					3,213,617
Government of Dominican Republic
Bond	5.500	01-27-25		417,000	438,893
Bond	5.875	04-18-24		93,000	99,975
Bond	5.950	01-25-27		290,000	309,926

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 13

	Rate (%)	Maturity date	Par value^	Value
Dominican Republic (continued)
Bond	6.600	01-28-24	885,000	$986,775
Bond	6.875	01-29-26	233,000	265,038
Bond	7.450	04-30-44	630,000	738,675
Bond	7.500	05-06-21	338,000	374,335
Ecuador 0.1%				683,655
Republic of Ecuador
Bond	7.950	06-20-24	714,000	683,655
Egypt 0.1%				775,001
Arab Republic of Egypt
Bond	6.125	01-31-22	331,000	341,393
Bond	8.500	01-31-47	399,000	433,608
El Salvador 0.1%				1,743,661
Republic of El Salvador
Bond	5.875	01-30-25	178,000	160,868
Bond	6.375	01-18-27	242,000	219,010
Bond	7.375	12-01-19	180,000	181,800
Bond	7.625	02-01-41	56,000	51,380
Bond	7.650	06-15-35	1,014,000	943,020
Bond	8.250	04-10-32	189,000	187,583
Ethiopia 0.0%				284,415
Federal Democratic Republic of Ethiopia
Bond	6.625	12-11-24	283,000	284,415
Gabon 0.2%				2,616,299
Republic of Gabon
Bond	6.375	12-12-24	1,861,000	1,816,559
Bond	6.950	06-16-25	222,000	220,890
Bond	8.200	12-12-17	271,000	273,710
Note	6.375	12-12-24	312,000	305,140
Georgia 0.0%				257,103
Republic of Georgia
Bond	6.875	04-12-21	231,000	257,103
Ghana 0.0%				455,604
Republic of Ghana
Bond	8.125	01-18-26	200,000	206,267
Bond	10.750	10-14-30	200,000	249,337
Honduras 0.0%				275,645
Republic of Honduras
Bond	6.250	01-19-27	262,000	275,645
Hungary 0.1%				1,026,406
Republic of Hungary
Bond	5.375	02-21-23	409,000	458,518
Bond	6.375	03-29-21	504,000	567,888

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 14

	Rate (%)	Maturity date		Par value^	Value
Indonesia 0.9%					$10,666,917
Republic of Indonesia
Bond	4.125	01-15-25		395,000	410,290
Bond	4.750	01-08-26		82,000	88,487
Bond	4.875	05-05-21		492,000	528,790
Bond	5.250	01-17-42		673,000	736,751
Bond	5.375	10-17-23		225,000	250,958
Bond	5.875	01-15-24		787,000	900,179
Bond	6.750	01-15-44		101,000	132,844
Bond	8.375	09-15-26	IDR	93,630,000,000	7,618,618
Iraq 0.1%					1,704,750
Republic of Iraq
Bond	5.800	01-15-28		1,860,000	1,704,750
Ivory Coast 0.2%					2,950,924
Republic of Ivory Coast
Bond	5.125	06-15-25	EUR	262,000	316,231
Bond	5.375	07-23-24		1,006,000	988,395
Bond	5.750	12-31-32		325,205	318,326
Bond	6.125	06-15-33		212,000	207,647
Bond	6.375	03-03-28		1,093,000	1,120,325
Jamaica 0.0%					357,015
Government of Jamaica
Bond	8.000	03-15-39		300,000	357,015
Jordan 0.0%					141,069
Kingdom of Jordan
Bond	5.750	01-31-27		142,000	141,069
Kazakhstan 0.0%					219,789
Republic of Kazakhstan
Bond	5.125	07-21-25		200,000	219,789
Kenya 0.1%					866,946
Republic of Kenya
Bond	5.875	06-24-19		505,000	518,105
Bond	6.875	06-24-24		342,000	348,841
Lebanon 0.1%					1,304,861
Republic of Lebanon
Bond	6.375	03-09-20		430,000	436,784
Bond	6.400	05-26-23		373,000	375,263
Bond	6.600	11-27-26		122,000	121,695
Bond	6.750	11-29-27		166,000	165,668
Bond	6.850	03-23-27		204,000	205,451
Malaysia 0.3%					3,561,104
Government of Malaysia
Bond	3.418	08-15-22	MYR	15,550,000	3,561,104

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 15

	Rate (%)	Maturity date		Par value^	Value
Mexico 1.0%					$12,041,368
Government of Mexico
Bond	3.600	01-30-25		564,000	574,998
Bond	4.125	01-21-26		200,000	209,400
Bond	4.150	03-28-27		984,000	1,027,296
Bond	4.350	01-15-47		87,000	83,042
Bond	4.600	01-23-46		248,000	245,272
Bond	4.750	03-08-44		115,000	116,093
Bond	5.750	03-05-26	MXN	27,360,000	1,427,284
Bond	6.500	06-10-21	MXN	19,860,000	1,107,040
Bond	8.500	11-18-38	MXN	35,200,000	2,266,028
Bond	10.000	12-05-24	MXN	74,940,000	4,984,915
Montenegro 0.0%					393,497
Republic of Montenegro
Bond	5.750	03-10-21	EUR	308,000	393,497
Namibia 0.0%					318,718
Republic of Namibia
Bond	5.250	10-29-25		309,000	318,718
Nigeria 0.0%					127,983
Federal Republic of Nigeria
Bond	7.875	02-16-32		116,000	127,983
Oman 0.1%					1,560,134
Sultanate of Oman
Bond	3.625	06-15-21		521,000	521,000
Bond	4.750	06-15-26		465,000	462,675
Bond	6.500	03-08-47		553,000	576,459
Panama 0.0%					79,514
Republic of Panama
Bond	6.700	01-26-36		61,000	79,514
Paraguay 0.1%					875,454
Republic of Paraguay
Bond	5.000	04-15-26		200,000	213,250
Bond	6.100	08-11-44		590,000	662,204
Peru 0.1%					1,397,305
Republic of Peru
Bond	6.150	08-12-32	PEN	1,211,000	382,717
Bond	6.350	08-12-28	PEN	3,100,000	1,014,588
Poland 0.7%					8,213,117
Republic of Poland
Bond	5.750	09-23-22	PLN	25,830,000	8,213,117
Qatar 0.1%					934,681
Government of Qatar
Bond	3.250	06-02-26		90,000	89,145
Bond	4.500	01-20-22		793,000	845,536

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 16

	Rate (%)	Maturity date		Par value^	Value
Russia 0.5%					$6,652,965
Government of Russia
Bond	3.500	01-16-19		600,000	610,384
Bond	4.750	05-27-26		600,000	628,530
Bond	7.050	01-19-28	RUB	148,560,000	2,364,214
Bond	7.400	12-07-22	RUB	44,620,000	730,458
Bond	7.750	09-16-26	RUB	106,090,000	1,774,377
Bond	8.500	09-17-31	RUB	30,640,000	545,002
Senegal 0.1%					777,818
Republic of Senegal
Bond	6.250	05-23-33		757,000	777,818
Serbia 0.1%					606,288
Republic of Serbia
Bond	4.875	02-25-20		200,000	209,804
Bond	5.875	12-03-18		379,000	396,484
South Africa 0.7%					8,854,635
Republic of South Africa
Bond	4.300	10-12-28		1,124,000	1,065,669
Bond	4.875	04-14-26		281,000	283,938
Bond	5.875	09-16-25		1,477,000	1,600,625
Bond	7.000	02-28-31	ZAR	94,135,000	5,904,403
Sri Lanka 0.2%					2,255,010
Republic of Sri Lanka
Bond	5.875	07-25-22		329,000	344,690
Bond	6.125	06-03-25		393,000	408,192
Bond	6.250	10-04-20		307,000	326,419
Bond	6.250	07-27-21		477,000	508,005
Bond	6.850	11-03-25		619,000	667,704
Suriname 0.0%					309,818
Republic of Suriname
Bond	9.250	10-26-26		303,000	309,818
Thailand 0.2%					1,856,361
Kingdom of Thailand
Bond	3.850	12-12-25	THB	26,380,000	880,404
Bond	3.875	06-13-19	THB	11,040,000	346,002
Bond	4.875	06-22-29	THB	17,150,000	629,955
Trinidad and Tobago 0.0%					206,910
Republic of Trinidad & Tobago
Bond	4.500	08-04-26		209,000	206,910
Turkey 0.7%					8,946,041
Republic of Turkey
Bond	6.000	03-25-27		1,047,000	1,127,343
Bond	6.250	09-26-22		1,800,000	1,973,873
Bond	6.875	03-17-36		744,000	844,321
Bond	8.500	09-14-22	TRY	9,300,000	2,425,359

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 17

	Rate (%)	Maturity date		Par value^	Value
Turkey (continued)
Bond	10.700	02-17-21	TRY	9,020,000	$2,575,145
Ukraine 0.5%					6,371,735
Republic of Ukraine
Bond	7.750	09-01-20		129,000	133,683
Bond	7.750	09-01-21		484,000	499,730
Bond	7.750	09-01-22		492,000	504,158
Bond	7.750	09-01-23		2,399,000	2,427,169
Bond	7.750	09-01-24		808,000	807,168
Bond	7.750	09-01-25		145,000	143,768
Bond	7.750	09-01-26		104,000	102,315
Bond	7.750	09-01-27		1,787,000	1,753,744
Uruguay 0.3%					3,740,766
Republic of Uruguay
Bond	4.125	11-20-45		197,000	185,377
Bond	4.375	10-27-27		1,158,000	1,239,060
Bond	5.000	09-14-18	UYU	42,647,960	1,538,402
Bond	5.100	06-18-50		640,865	663,936
Bond	9.875	06-20-22	UYU	3,030,000	113,991
Venezuela 0.1%					970,060
Republic of Venezuela
Bond	7.750	10-13-19		2,296,000	970,060
Zambia 0.2%					2,095,307
Republic of Zambia
Bond	5.375	09-20-22		1,016,000	964,986
Bond	8.500	04-14-24		1,064,000	1,130,321
Corporate bonds 37.6%					$463,432,970
(Cost $452,179,500)
Consumer discretionary 6.9%					85,841,058
Auto components 0.3%
American Axle & Manufacturing, Inc. (C)	6.250	04-01-25		375,000	373,594
Dana Financing Luxembourg Sarl (C)	6.500	06-01-26		1,310,000	1,403,338
Gates Global LLC (C)	6.000	07-15-22		810,000	827,213
ZF North America Capital, Inc. (C)	4.750	04-29-25		1,085,000	1,135,181
Automobiles 0.8%
Ford Motor Credit Company LLC	3.157	08-04-20		3,175,000	3,246,441
General Motors Financial Company, Inc.	4.300	07-13-25		2,925,000	3,005,683
Hyundai Capital America (C)	2.550	02-06-19		3,175,000	3,192,590
Hotels, restaurants and leisure 0.8%
Boyd Gaming Corp.	6.375	04-01-26		385,000	419,650
Darden Restaurants, Inc.	3.850	05-01-27		4,500,000	4,648,649
Eldorado Resorts, Inc.	6.000	04-01-25		680,000	727,600
Golden Nugget, Inc. (C)	8.500	12-01-21		608,000	643,720
Jacobs Entertainment, Inc. (C)	7.875	02-01-24		1,120,000	1,215,200
Landry’s, Inc. (C)	6.750	10-15-24		740,000	758,722

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 18

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
MGM Resorts International	4.625	09-01-26	675,000	$682,965
Pinnacle Entertainment, Inc. (C)	5.625	05-01-24	1,030,000	1,068,625
Household durables 0.3%
Newell Brands, Inc.	3.850	04-01-23	2,900,000	3,074,426
RSI Home Products, Inc. (C)	6.500	03-15-23	890,000	934,500
Media 4.0%
21st Century Fox America, Inc.	6.650	11-15-37	2,750,000	3,636,449
Altice Luxembourg SA (C)	7.750	05-15-22	720,000	765,000
AMC Entertainment Holdings, Inc.	5.750	06-15-25	1,245,000	1,274,955
Block Communications, Inc. (C)	6.875	02-15-25	935,000	1,014,475
Cable One, Inc. (C)	5.750	06-15-22	880,000	924,000
Cablevision Systems Corp.	5.875	09-15-22	2,055,000	2,170,594
CBS Corp.	4.850	07-01-42	3,275,000	3,452,105
CCO Holdings LLC (C)	5.125	05-01-27	895,000	925,206
CCO Holdings LLC (C)	5.500	05-01-26	1,620,000	1,721,765
Charter Communications
Operating LLC (C)	5.375	05-01-47	3,325,000	3,451,506
Charter Communications Operating LLC	6.384	10-23-35	2,175,000	2,547,306
Cinemark USA, Inc.	4.875	06-01-23	380,000	386,175
Cinemark USA, Inc.	5.125	12-15-22	500,000	515,625
Comcast Corp.	4.250	01-15-33	3,545,000	3,797,978
Cox Communications, Inc. (C)	3.500	08-15-27	1,475,000	1,466,149
DISH DBS Corp.	7.750	07-01-26	2,870,000	3,436,825
Gray Television, Inc. (C)	5.875	07-15-26	1,070,000	1,107,450
LIN Television Corp.	5.875	11-15-22	995,000	1,043,506
Nexstar Broadcasting, Inc. (C)	5.625	08-01-24	990,000	1,023,413
Omnicom Group, Inc.	3.650	11-01-24	3,150,000	3,254,630
Quebecor Media, Inc.	5.750	01-15-23	670,000	721,925
SFR Group SA (C)	7.375	05-01-26	715,000	773,988
Sinclair Television Group, Inc. (C)	5.625	08-01-24	1,280,000	1,331,200
Sirius XM Radio, Inc. (C)	5.000	08-01-27	570,000	582,187
TEGNA, Inc.	6.375	10-15-23	1,250,000	1,323,438
The EW Scripps Company (C)	5.125	05-15-25	1,475,000	1,526,625
The Interpublic Group of Companies, Inc.	3.750	02-15-23	3,125,000	3,251,113
Tribune Media Company	5.875	07-15-22	1,460,000	1,531,175
Unitymedia GmbH (C)	6.125	01-15-25	530,000	569,750
Multiline retail 0.4%
JC Penney Corp., Inc.	7.400	04-01-37	650,000	516,750
Macy’s Retail Holdings, Inc.	3.875	01-15-22	4,650,000	4,669,660
Specialty retail 0.2%
L Brands, Inc.	6.875	11-01-35	665,000	638,400
Murphy Oil USA, Inc.	5.625	05-01-27	550,000	578,875
PetSmart, Inc. (C)	7.125	03-15-23	500,000	451,875
Tops Holding LLC (C)	8.000	06-15-22	850,000	688,500

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods 0.1%
Hot Topic, Inc. (C)	9.250	06-15-21	665,000	$626,763
Levi Strauss & Company	5.000	05-01-25	750,000	785,625
Consumer staples 2.3%				28,509,515
Beverages 0.7%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	2,950,000	3,050,843
Constellation Brands, Inc.	3.500	05-09-27	3,175,000	3,216,459
Cott Holdings, Inc. (C)	5.500	04-01-25	770,000	809,463
Dr. Pepper Snapple Group, Inc. (C)	3.430	06-15-27	2,075,000	2,115,948
Food and staples retailing 0.6%
Albertsons Companies LLC (C)	6.625	06-15-24	685,000	643,900
CVS Pass-Through Trust	6.036	12-10-28	1,348,505	1,528,922
Safeway, Inc.	7.250	02-01-31	960,000	883,200
The Fresh Market, Inc. (C)	9.750	05-01-23	787,000	645,340
The Kroger Company	4.450	02-01-47	3,325,000	3,218,404
Food products 0.8%
Chobani LLC (C)	7.500	04-15-25	840,000	899,850
Dean Foods Company (C)	6.500	03-15-23	1,140,000	1,181,325
ESAL GmbH (C)	6.250	02-05-23	60,000	56,550
FAGE International SA (C)	5.625	08-15-26	415,000	427,450
KazAgro National Management Holding
JSC (C)	4.625	05-24-23	254,000	249,963
Kraft Heinz Foods Company (C)	4.875	02-15-25	1,475,000	1,588,158
MARB BondCo PLC (C)	7.000	03-15-24	65,000	64,402
Marfrig Holdings Europe BV (C)	8.000	06-08-23	145,000	151,090
Minerva Luxembourg SA (C)	6.500	09-20-26	259,000	259,000
Pilgrim’s Pride Corp. (C)	5.750	03-15-25	225,000	230,625
Pinnacle Foods Finance LLC	5.875	01-15-24	1,035,000	1,110,038
Post Holdings, Inc. (C)	5.000	08-15-26	795,000	815,869
Post Holdings, Inc. (C)	5.500	03-01-25	855,000	902,025
Tyson Foods, Inc.	3.550	06-02-27	1,550,000	1,585,690
Household durables 0.0%
Spectrum Brands, Inc.	6.125	12-15-24	600,000	642,000
Household products 0.1%
Energizer Holdings, Inc. (C)	5.500	06-15-25	1,045,000	1,099,863
Personal products 0.1%
Revlon Consumer Products Corp.	5.750	02-15-21	615,000	510,450
Revlon Consumer Products Corp. (D)	6.250	08-01-24	820,000	622,688
Energy 6.4%				79,714,409
Energy equipment and services 0.5%
Halliburton Company	5.000	11-15-45	3,100,000	3,357,864
Parker Drilling Company	7.500	08-01-20	900,000	778,500
Rowan Companies, Inc. (D)	7.375	06-15-25	1,510,000	1,423,175

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 20

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services (continued)
SESI LLC	7.125	12-15-21	1,100,000	$1,106,875
Three Gorges Finance I Cayman Islands,
Ltd. (C)	3.150	06-02-26	497,000	484,550
Oil, gas and consumable fuels 5.9%
Anadarko Petroleum Corp.	6.450	09-15-36	2,650,000	3,162,025
Apache Corp.	5.100	09-01-40	3,200,000	3,365,859
Boardwalk Pipelines LP	4.950	12-15-24	2,900,000	3,094,175
Callon Petroleum Company (C)	6.125	10-01-24	100,000	104,000
Callon Petroleum Company	6.125	10-01-24	555,000	577,200
Continental Resources, Inc.	4.500	04-15-23	3,275,000	3,193,125
Continental Resources, Inc.	4.900	06-01-44	1,060,000	906,300
Continental Resources, Inc.	5.000	09-15-22	1,105,000	1,095,331
Cosan Luxembourg SA (C)	7.000	01-20-27	147,000	153,983
Denbury Resources, Inc. (C)	9.000	05-15-21	559,000	532,448
Diamondback Energy, Inc.	4.750	11-01-24	920,000	929,200
EP Energy LLC	6.375	06-15-23	930,000	588,225
EP Energy LLC (C)	8.000	02-15-25	700,000	543,813
EP Energy LLC	9.375	05-01-20	400,000	340,500
EP PetroEcuador (A)	6.925	09-24-19	289,895	291,344
EQT Midstream Partners LP	4.000	08-01-24	3,650,000	3,710,747
FTS International, Inc.	6.250	05-01-22	795,000	689,663
Indo Energy Finance II BV	6.375	01-24-23	74,000	70,187
KazMunayGas National Company JSC (C)	7.000	05-05-20	438,000	478,515
Kinder Morgan, Inc.	5.550	06-01-45	2,025,000	2,173,214
Kinder Morgan, Inc. (C)	5.625	11-15-23	3,850,000	4,267,178
Laredo Petroleum, Inc.	5.625	01-15-22	615,000	621,919
Laredo Petroleum, Inc.	7.375	05-01-22	645,000	668,381
Marathon Petroleum Corp.	6.500	03-01-41	3,000,000	3,532,050
MPLX LP	5.200	03-01-47	1,600,000	1,655,427
Murphy Oil Corp.	4.700	12-01-22	555,000	545,288
Murphy Oil Corp.	6.875	08-15-24	435,000	462,188
Oasis Petroleum, Inc. (D)	6.875	03-15-22	1,400,000	1,386,000
Pampa Energia SA (C)	7.375	07-21-23	153,000	160,038
Pertamina Persero PT	5.250	05-23-21	242,000	261,585
Pertamina Persero PT (C)	5.625	05-20-43	513,000	543,709
Pertamina Persero PT	6.000	05-03-42	200,000	220,554
Pertamina Persero PT	6.450	05-30-44	458,000	533,078
Petroamazonas EP (C)	4.625	02-16-20	200,000	186,980
Petrobras Global Finance BV	7.375	01-17-27	382,000	413,706
Petrobras Global Finance BV	8.750	05-23-26	1,886,000	2,216,050
Petroleos de Venezuela SA	6.000	05-16-24	3,076,996	1,019,255
Petroleos de Venezuela SA	6.000	11-15-26	883,899	287,356
Petroleos Mexicanos	4.250	01-15-25	336,000	334,152
Petroleos Mexicanos	4.500	01-23-26	315,000	313,551

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 21

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Petroleos Mexicanos	4.625	09-21-23		89,000	$91,626
Petroleos Mexicanos	4.875	01-24-22		660,000	690,294
Petroleos Mexicanos	5.500	01-21-21		31,000	33,232
Petroleos Mexicanos	5.625	01-23-46		46,000	42,405
Petroleos Mexicanos	6.000	03-05-20		65,000	70,112
Petroleos Mexicanos	6.375	02-04-21		189,000	206,955
Petroleos Mexicanos	6.375	01-23-45		455,000	459,960
Petroleos Mexicanos (C)	6.500	03-13-27		238,000	262,038
Petroleos Mexicanos (C)	6.500	03-13-27		586,000	645,186
Petroleos Mexicanos	6.500	06-02-41		103,000	105,833
Petroleos Mexicanos	6.750	09-21-47		723,000	761,102
Petroleos Mexicanos (C)	6.750	09-21-47		1,443,000	1,519,046
Petroleos Mexicanos	7.190	09-12-24	MXN	1,527,500	77,106
Petroleos Mexicanos	9.500	09-15-27		97,000	125,069
Petronas Capital, Ltd.	3.500	03-18-25		260,000	268,606
Phillips 66	4.650	11-15-34		1,950,000	2,068,650
QEP Resources, Inc.	5.375	10-01-22		1,340,000	1,316,550
Range Resources Corp. (C)	5.000	03-15-23		750,000	740,625
RSP Permian, Inc. (C)	5.250	01-15-25		590,000	598,850
Sabine Pass Liquefaction LLC	5.750	05-15-24		2,900,000	3,260,400
Sinopec Group Overseas Development
2012, Ltd. (C)	3.900	05-17-22		501,000	525,486
Sinopec Group Overseas Development
2014, Ltd. (C)	4.375	04-10-24		389,000	415,258
Sinopec Group Overseas Development
2016, Ltd. (C)	2.750	05-03-21		228,000	229,337
SM Energy Company (D)	5.625	06-01-25		400,000	374,000
SM Energy Company (D)	6.125	11-15-22		900,000	881,719
Southwestern Energy Company	6.700	01-23-25		1,280,000	1,260,403
Spectra Energy Partners LP	3.500	03-15-25		3,300,000	3,331,314
State Oil Company of the Azerbaijan
Republic	4.750	03-13-23		1,303,000	1,285,166
State Oil Company of the Azerbaijan
Republic	6.950	03-18-30		683,000	725,689
Targa Resources Partners LP	4.250	11-15-23		575,000	566,375
Tullow Oil PLC	6.000	11-01-20		105,000	101,719
Tullow Oil PLC	6.250	04-15-22		730,000	673,425
Williams Partners LP	4.875	03-15-24		3,075,000	3,221,610
Financials 6.8%					83,425,160
Banks 4.1%
Banco Nacional de Comercio Exterior
SNC (3.800% to 8-11-21, then 5 Year
CMT + 3.000%) (C)	3.800	08-11-26		443,000	440,918
Banco Nacional de Comercio Exterior
SNC (3.800% to 8-11-21, then 5 Year
CMT + 3.000%)	3.800	08-11-26		322,000	320,487

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 22

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Banco Nacional de Costa Rica (C)	5.875	04-25-21	336,000	$347,760
Bank of America Corp.	3.300	01-11-23	5,600,000	5,746,485
Bank of America Corp.	3.950	04-21-25	2,300,000	2,356,309
Brazil Loan Trust 1 Senior Secured
Pass-Through Notes(C)	5.477	07-24-23	214,776	219,609
Citigroup, Inc.	2.700	03-30-21	325,000	328,789
Citigroup, Inc.	4.400	06-10-25	2,600,000	2,727,127
Citigroup, Inc.	4.600	03-09-26	5,475,000	5,805,657
HSBC Holdings PLC (6.000% to 5-22-27,
then 5 Year U.S. ISDAFIX +
3.746%) (E)	6.000	05-22-27	3,125,000	3,277,656
Intesa Sanpaolo SpA (C)	3.875	07-14-27	7,075,000	7,125,990
JPMorgan Chase & Co.	2.700	05-18-23	3,425,000	3,415,194
Mizuho Financial Group, Inc. (C)	2.632	04-12-21	3,300,000	3,308,788
Royal Bank of Scotland Group PLC	6.100	06-10-23	3,100,000	3,453,251
Santander Holdings USA, Inc. (C)	3.700	03-28-22	2,000,000	2,030,900
Sberbank of Russia (5.500% to 2-26-19,
then 5 Year CMT + 4.023%) (C)	5.500	02-26-24	432,000	438,470
The PNC Financial Services Group, Inc.	3.900	04-29-24	3,000,000	3,163,092
Wells Fargo & Company	2.100	07-26-21	5,450,000	5,390,987
Wells Fargo & Company (3.584% to
5-22-27, then 3 month LIBOR +
1.310%)	3.584	05-22-28	750,000	762,188
Capital markets 1.0%
1MDB Global Investments, Ltd.	4.400	03-09-23	2,000,000	1,855,028
Deutsche Bank AG	3.700	05-30-24	3,275,000	3,326,801
Indika Energy Capital II Pte, Ltd. (C)	6.875	04-10-22	20,000	19,851
Morgan Stanley	4.100	05-22-23	2,975,000	3,120,409
The Goldman Sachs Group, Inc.	2.350	11-15-21	4,600,000	4,559,322
Consumer finance 1.1%
Capital One Financial Corp.	3.750	03-09-27	9,650,000	9,705,613
Discover Bank	4.250	03-13-26	3,100,000	3,216,479
Insurance 0.6%
American International Group, Inc.	3.875	01-15-35	3,325,000	3,261,875
Nippon Life Insurance Company (5.100%
to 10-16-24, then 5 Year U.S. ISDAFIX
+ 3.650%) (C)	5.100	10-16-44	3,450,000	3,700,125
Health care 2.5%				30,491,543
Biotechnology 0.6%
Gilead Sciences, Inc.	4.500	02-01-45	3,300,000	3,512,494
Shire Acquisitions Investments Ireland
DAC	3.200	09-23-26	3,450,000	3,396,339
Health care equipment and supplies 0.4%
CR Bard, Inc.	3.000	05-15-26	1,725,000	1,739,085
Medtronic, Inc.	3.150	03-15-22	2,150,000	2,241,612

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 23

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care equipment and supplies (continued)
Medtronic, Inc.	4.625	03-15-45	725,000	$824,672
Health care providers and services 1.0%
Cardinal Health, Inc.	3.410	06-15-27	4,525,000	4,568,933
Community Health Systems, Inc.	6.250	03-31-23	1,485,000	1,520,269
Envision Healthcare Corp.	5.625	07-15-22	475,000	493,406
Envision Healthcare Corp. (C)	6.250	12-01-24	335,000	360,963
HCA, Inc.	5.250	06-15-26	500,000	541,094
HCA, Inc.	5.375	02-01-25	835,000	888,539
HealthSouth Corp.	5.750	11-01-24	945,000	963,900
Team Health Holdings, Inc. (C)	6.375	02-01-25	775,000	759,500
Tenet Healthcare Corp. (C)	4.625	07-15-24	1,375,000	1,368,125
Tenet Healthcare Corp. (C)	5.125	05-01-25	825,000	830,156
Pharmaceuticals 0.5%
Actavis Funding SCS	3.450	03-15-22	925,000	962,074
Actavis Funding SCS	4.550	03-15-35	525,000	562,335
Endo Finance LLC (C)	6.000	02-01-25	1,065,000	897,409
Mallinckrodt International Finance SA (C)	5.625	10-15-23	1,465,000	1,402,738
Valeant Pharmaceuticals International,
Inc. (C)	5.875	05-15-23	1,765,000	1,517,900
Valeant Pharmaceuticals International,
Inc. (C)	6.500	03-15-22	650,000	685,750
Valeant Pharmaceuticals International,
Inc. (C)	7.000	10-01-20	460,000	454,250
Industrials 1.5%				18,373,535
Aerospace and defense 0.1%
L3 Technologies, Inc.	3.850	12-15-26	1,400,000	1,458,433
Summit Materials LLC	6.125	07-15-23	460,000	481,850
Air freight and logistics 0.4%
FedEx Corp.	4.400	01-15-47	3,450,000	3,592,589
Park-Ohio Industries, Inc. (C)	6.625	04-15-27	995,000	1,052,834
Building products 0.2%
Cleaver-Brooks, Inc. (C)	8.750	12-15-19	750,000	772,500
Griffon Corp.	5.250	03-01-22	900,000	920,250
NCI Building Systems, Inc. (C)	8.250	01-15-23	665,000	718,200
Commercial services and supplies 0.1%
Covanta Holding Corp.	5.875	07-01-25	1,060,000	1,030,850
Construction and engineering 0.2%
AECOM	5.125	03-15-27	605,000	609,538
AECOM	5.750	10-15-22	505,000	528,988
MasTec, Inc.	4.875	03-15-23	1,200,000	1,200,000
Electrical equipment 0.0%
Artesyn Embedded Technologies, Inc. (C)	9.750	10-15-20	575,000	557,750

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 24

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery 0.2%
SPX FLOW, Inc. (C)	5.625	08-15-24	1,375,000	$1,423,125
Welbilt, Inc.	9.500	02-15-24	500,000	581,250
Road and rail 0.3%
ERAC USA Finance LLC (C)	7.000	10-15-37	2,550,000	3,332,029
Transportation infrastructure 0.0%
Rumo Luxembourg Sarl (C)	7.375	02-09-24	109,000	113,349
Information technology 1.9%				23,158,769
Communications equipment 0.3%
Hughes Satellite Systems Corp.	6.625	08-01-26	685,000	749,219
Intelsat Jackson Holdings SA	5.500	08-01-23	1,045,000	901,313
Seagate HDD Cayman	4.875	06-01-27	1,896,000	1,811,981
Internet software and services 0.3%
Tencent Holdings, Ltd. (C)	2.875	02-11-20	3,175,000	3,223,422
Semiconductors and semiconductor equipment 0.3%
Versum Materials, Inc. (C)	5.500	09-30-24	1,090,000	1,158,125
Xilinx, Inc.	2.950	06-01-24	2,900,000	2,926,805
Software 0.8%
Microsoft Corp.	2.650	11-03-22	2,650,000	2,705,427
Microsoft Corp.	4.250	02-06-47	1,800,000	1,945,141
Nuance Communications, Inc. (C)	5.625	12-15-26	770,000	820,050
Oracle Corp.	2.650	07-15-26	1,175,000	1,146,829
Oracle Corp.	4.300	07-08-34	1,925,000	2,109,810
PTC, Inc.	6.000	05-15-24	595,000	640,369
Symantec Corp. (C)	5.000	04-15-25	550,000	576,125
Technology hardware, storage and peripherals 0.2%
Diebold Nixdorf, Inc.	8.500	04-15-24	755,000	823,894
NCR Corp.	5.000	07-15-22	570,000	584,478
Western Digital Corp.	10.500	04-01-24	875,000	1,035,781
Materials 2.4%				29,356,528
Chemicals 0.2%
CF Industries, Inc.	5.150	03-15-34	1,730,000	1,587,275
Trinseo Materials Operating SCA (C)	6.750	05-01-22	1,065,000	1,128,900
Construction materials 0.5%
Cemex SAB de CV (C)	5.700	01-11-25	86,000	91,590
Cemex SAB de CV (C)	6.125	05-05-25	50,000	54,063
Cemex SAB de CV (C)	7.750	04-16-26	125,000	143,438
Standard Industries, Inc. (C)	5.375	11-15-24	900,000	947,250
US Concrete, Inc.	6.375	06-01-24	880,000	939,400
Vulcan Materials Company	4.500	06-15-47	3,725,000	3,809,431
Containers and packaging 0.6%
Ardagh Packaging Finance PLC (C)	6.000	02-15-25	1,075,000	1,148,229

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 25

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging (continued)
Cascades, Inc. (C)	5.500	07-15-22		975,000	$1,009,125
International Paper Company	4.400	08-15-47		2,925,000	2,945,791
Packaging Corp. of America	3.900	06-15-22		1,550,000	1,631,138
Metals and mining 0.8%
Anglo American Capital PLC (C)	4.125	09-27-22		805,000	835,188
Anglo American Capital PLC (C)	4.875	05-14-25		500,000	533,750
Coeur Mining, Inc. (C)	5.875	06-01-24		685,000	676,438
Commercial Metals Company	5.375	07-15-27		540,000	562,950
Freeport-McMoRan, Inc.	3.550	03-01-22		900,000	873,000
GTL Trade Finance, Inc. (C)	5.893	04-29-24		82,000	85,075
Kaiser Aluminum Corp.	5.875	05-15-24		775,000	823,438
New Gold, Inc. (C)	6.250	11-15-22		520,000	538,200
Newmont Mining Corp.	6.250	10-01-39		2,450,000	3,080,537
Nyrstar Netherlands Holdings BV	6.875	03-15-24	EUR	850,000	1,031,263
Signode Industrial Group Lux SA (C)	6.375	05-01-22		745,000	778,525
Vedanta Resources PLC (C)	6.375	07-30-22		263,000	272,863
Vedanta Resources PLC (C)	8.250	06-07-21		15,000	16,763
Paper and forest products 0.3%
Boise Cascade Company (C)	5.625	09-01-24		1,015,000	1,055,600
Flex Acquisition Company, Inc. (C)	6.875	01-15-25		400,000	420,000
Louisiana-Pacific Corp.	4.875	09-15-24		730,000	747,338
Mercer International, Inc.	7.750	12-01-22		625,000	668,750
Norbord, Inc. (C)	6.250	04-15-23		855,000	921,220
Real estate 1.3%					15,981,876
Equity real estate investment trusts 1.3%
Crown Castle International Corp.	4.875	04-15-22		3,050,000	3,336,590
DDR Corp.	3.375	05-15-23		3,150,000	3,066,412
Digital Realty Trust LP	4.750	10-01-25		3,000,000	3,248,700
Kimco Realty Corp.	3.200	05-01-21		3,200,000	3,269,670
Select Income REIT	4.250	05-15-24		3,075,000	3,060,504
Telecommunication services 2.4%					29,381,573
Diversified telecommunication services 1.9%
AT&T, Inc.	3.950	01-15-25		1,525,000	1,564,892
AT&T, Inc. (B)	4.900	08-14-37		3,550,000	3,543,656
AT&T, Inc.	5.450	03-01-47		3,150,000	3,333,812
Cablevision SA (C)	6.500	06-15-21		140,000	148,400
CenturyLink, Inc.	5.625	04-01-25		500,000	493,125
CenturyLink, Inc.	7.650	03-15-42		800,000	741,744
Discovery Communications LLC	3.800	03-13-24		3,275,000	3,320,519
Frontier Communications Corp.	9.000	08-15-31		1,719,000	1,383,795
GCI, Inc.	6.875	04-15-25		470,000	511,125
Level 3 Communications, Inc.	5.750	12-01-22		460,000	477,250
UPCB Finance IV, Ltd. (C)	5.375	01-15-25		710,000	740,175

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 26

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Verizon Communications, Inc.	3.500	11-01-24	2,975,000	$3,002,230
Virgin Media Finance PLC (6.000% to
1-15-21, then 11.000% thereafter) (C)	6.000	10-15-24	1,150,000	1,216,838
Wind Acquisition Finance SA (C)	7.375	04-23-21	805,000	838,086
Windstream Services LLC (D)	7.500	04-01-23	970,000	822,075
Zayo Group LLC (C)	5.750	01-15-27	1,165,000	1,234,900
Media 0.1%
Ziggo Secured Finance BV (C)	5.500	01-15-27	710,000	734,850
Wireless telecommunication services 0.4%
Digicel Group, Ltd. (C)	7.125	04-01-22	125,000	110,938
Sprint Capital Corp.	8.750	03-15-32	2,425,000	3,007,000
T-Mobile USA, Inc.	5.375	04-15-27	920,000	993,600
T-Mobile USA, Inc.	6.500	01-15-26	1,045,000	1,162,563
Utilities 3.2%				39,199,004
Electric utilities 1.7%
Broadcom Corp. (C)	2.375	01-15-20	3,050,000	3,071,570
Enel Finance International NV (C)	2.875	05-25-22	3,400,000	3,437,097
Entergy Louisiana LLC	3.050	06-01-31	3,125,000	3,026,947
Eskom Holdings SOC, Ltd. (C)	5.750	01-26-21	96,000	96,533
Eskom Holdings SOC, Ltd. (C)	7.125	02-11-25	98,000	99,367
Eversource Energy	2.500	03-15-21	2,325,000	2,324,100
FirstEnergy Corp.	4.850	07-15-47	2,075,000	2,125,603
Georgia Power Company	4.300	03-15-42	3,275,000	3,426,331
Pampa Energia SA (C)	7.500	01-24-27	183,000	189,863
South Carolina Electric & Gas Company	4.100	06-15-46	3,375,000	3,481,782
Gas utilities 0.1%
Southern Gas Corridor CJSC (C)	6.875	03-24-26	284,000	312,258
Southern Gas Corridor CJSC	6.875	03-24-26	500,000	549,345
Independent power and renewable electricity producers 0.8%
Calpine Corp.	5.750	01-15-25	1,191,000	1,107,630
Dynegy, Inc.	6.750	11-01-19	655,000	679,153
Dynegy, Inc. (C)	8.000	01-15-25	1,110,000	1,098,900
Exelon Generation Company LLC	5.600	06-15-42	3,575,000	3,672,669
GenOn Energy, Inc. (F)	9.500	10-15-18	1,985,000	1,315,063
NRG Energy, Inc.	6.250	07-15-22	1,575,000	1,655,719
Multi-utilities 0.6%
Dominion Energy, Inc.	2.579	07-01-20	4,125,000	4,164,856
DTE Energy Company	3.850	12-01-23	3,200,000	3,364,218

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 27

	Rate (%)	Maturity date	Par value^	Value
Term loans (G) 22.8%				$280,578,276
(Cost $281,695,994)
Consumer discretionary 6.5%				80,112,037
Auto components 0.4%
Gates Global LLC	4.546	04-01-24	3,748,381	3,774,732
The Goodyear Tire & Rubber Company	3.230	04-30-19	671,333	673,435
Automobiles 0.3%
CH Hold Corp.	4.151	02-01-24	165,879	166,874
CH Hold Corp.	4.226	02-01-24	1,772,830	1,783,165
FCA US LLC	3.230	12-31-18	1,581,641	1,589,549
Automobiles and components 0.1%
Dragon Merger Sub LLC	5.313	07-12-24	845,000	855,563
Consumer durables and apparel 0.1%
Hayward Acquisition, Inc. (H)	TBD	07-18-24	1,490,000	1,501,175
Diversified consumer services 0.1%
The ServiceMaster Company LLC	3.734	11-08-23	1,599,325	1,606,522
Hotels, restaurants and leisure 2.1%
Boyd Gaming Corp.	3.694	09-15-23	1,541,076	1,547,009
Caesars Growth Properties Holdings LLC	4.234	05-08-21	2,349,113	2,366,144
CityCenter Holdings LLC	3.732	04-18-24	2,433,000	2,442,124
Eldorado Resorts LLC	3.563	04-17-24	1,227,923	1,224,853
Four Seasons Hotels, Ltd.	3.734	11-30-23	970,125	977,702
Golden Nugget, Inc.	4.680	11-21-19	834,233	841,015
Golden Nugget, Inc.	4.710	11-21-19	1,946,543	1,962,368
Hilton Worldwide Finance LLC	3.232	10-25-23	1,652,156	1,659,458
Intrawest Resorts Holdings, Inc. (H)	TBD	06-28-24	1,699,507	1,706,951
Intrawest Resorts Holdings, Inc. (H)	TBD	06-28-24	897,493	901,424
Landry’s, Inc.	3.971	10-04-23	1,712,264	1,714,045
Las Vegas Sands LLC	3.230	03-29-24	1,890,251	1,897,982
New Red Finance, Inc.	3.508	02-16-24	2,840,909	2,839,375
Scientific Games International, Inc. (H)	TBD	08-14-24	1,830,000	1,838,015
Scientific Games International, Inc.	5.233	10-01-21	1,830,556	1,832,277
Media 2.5%
AMC Entertainment Holdings, Inc.	3.476	12-15-22	2,570,419	2,576,845
Charter Communications Operating LLC	3.484	01-15-24	1,481,250	1,491,130
Cogeco Communications USA LP	3.734	11-30-19	1,729,086	1,730,521
Creative Artists Agency LLC	4.726	02-15-24	2,611,875	2,630,367
CSC Holdings LLC	3.476	07-17-25	2,333,682	2,328,432
Cumulus Media Holdings, Inc.	4.490	12-23-20	2,905,725	2,321,848
Delta 2 Lux Sarl	4.504	02-01-24	2,015,000	2,025,438
Entercom Radio LLC	4.715	11-01-23	477,083	478,424
Hubbard Radio LLC	4.490	05-27-22	2,466,637	2,466,637
Lions Gate Entertainment Corp.	4.234	12-08-23	940,000	948,516
Mission Broadcasting, Inc.	4.238	01-17-24	257,507	259,652
Nexstar Broadcasting, Inc.	4.238	01-17-24	2,106,393	2,123,939
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 28

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Quebecor Media, Inc.	3.432	08-17-20	2,383,841	$2,391,779
Tribune Media Company	4.234	12-27-20	193,565	194,049
Tribune Media Company	4.234	01-27-24	2,412,545	2,419,180
Unitymedia Hessen GmbH & Company
KG (H)	TBD	09-30-25	1,975,000	1,970,379
Virgin Media Bristol LLC	3.976	01-31-25	2,542,000	2,554,405
Multiline retail 0.2%
JC Penney Corp., Inc.	5.450	06-23-23	2,693,435	2,675,766
Specialty retail 0.7%
Bass Pro Group LLC	4.474	06-05-20	1,500,808	1,498,467
Bass Pro Group LLC	6.296	12-16-23	2,865,000	2,790,395
KAR Auction Services, Inc.	3.813	03-09-23	784,455	789,028
Petco Animal Supplies, Inc.	4.311	01-26-23	1,981,820	1,791,427
PetSmart, Inc.	4.230	03-11-22	2,068,390	1,953,656
Consumer staples 1.8%				21,959,969
Food and staples retailing 0.6%
Albertson’s LLC	3.984	08-25-21	3,660,448	3,649,027
Hearthside Group Holdings LLC	4.234	06-02-21	2,252,561	2,260,062
Nomad Foods Europe Midco, Ltd.	3.976	04-18-24	1,455,000	1,465,913
Food products 0.6%
Chobani LLC	5.484	10-07-23	1,780,526	1,791,655
Dole Food Company, Inc.	4.251	04-06-24	1,210,000	1,219,075
Hostess Brands LLC	3.734	08-03-22	3,261,526	3,288,890
Post Holdings, Inc.	3.490	05-24-24	1,410,000	1,415,725
Personal products 0.6%
Albea Beauty Holdings SA	5.163	03-09-24	2,937,000	2,934,562
Prestige Brands, Inc.	3.984	01-26-24	1,314,758	1,321,148
Revlon Consumer Products Corp.	4.734	09-07-23	2,898,100	2,613,912
Energy 0.5%				5,454,332
Energy equipment and services 0.1%
Paragon Offshore PLC	7.304	07-18-22	91,641	77,131
Southcross Holdings Borrower LP	3.500	04-13-23	233,055	203,534
Oil, gas and consumable fuels 0.4%
FTS International, Inc.	5.984	04-16-21	1,721,000	1,480,060
Granite Acquisition, Inc.	5.296	12-19-21	3,504,256	3,534,182
Granite Acquisition, Inc.	5.296	12-19-21	158,075	159,425
Financials 1.3%				16,368,929
Capital markets 0.7%
Air Medical Group Holdings, Inc.	4.484	04-28-22	2,861,788	2,800,975
Onex Wizard Acquisition Company II SCA	4.234	03-13-22	2,343,263	2,358,635
Optiv Security, Inc.	4.438	02-01-24	1,831,633	1,825,918

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 29

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Sequa Mezzanine Holdings LLC	6.814	11-28-21	1,240,000	$1,249,300
Diversified financial services 0.6%
AlixPartners LLP	4.296	04-04-24	1,461,338	1,472,064
ASP AMC Merger Sub, Inc.	4.796	04-21-24	4,266,162	4,250,164
TKC Holdings, Inc.	5.484	02-01-23	1,431,413	1,439,915
USI, Inc.	4.180	05-16-24	975,000	971,958
Foreign government 0.0%				501,578
Republic of Venezuela	6.250	12-26-17	500,000	501,578
Health care 1.4%				17,244,372
Health care equipment and supplies 0.3%
Kinetic Concepts, Inc.	4.546	02-02-24	3,300,000	3,309,273
Health care providers and services 0.6%
Community Health Systems, Inc.	3.963	12-31-19	865,292	864,989
Community Health Systems, Inc.	4.213	01-27-21	821,626	820,032
DaVita, Inc.	3.984	06-24-21	1,251,660	1,262,612
Iasis Healthcare LLC	5.296	02-16-21	1,468,643	1,475,987
Team Health, Inc.	3.984	02-06-24	1,674,803	1,668,003
US Renal Care, Inc.	5.546	12-31-22	1,643,204	1,611,704
Health care technology 0.1%
Change Healthcare Holdings LLC	3.984	03-01-24	1,822,432	1,832,456
Life sciences tools and services 0.2%
Jaguar Holding Company II	4.017	08-18-22	1,987,237	2,000,154
Pharmaceuticals 0.2%
Valeant Pharmaceuticals International,
Inc.	5.980	04-01-22	2,355,537	2,399,162
Industrials 3.1%				38,221,847
Aerospace and defense 0.1%
DigitalGlobe, Inc.	3.984	01-15-24	527,350	527,682
Air freight and logistics 0.1%
XPO Logistics, Inc.	3.554	11-01-21	1,039,794	1,043,204
Building products 0.1%
HNC Holdings, Inc.	5.734	10-05-23	1,467,625	1,489,639
Commercial services and supplies 0.5%
Advanced Disposal Services, Inc.	3.944	11-10-23	2,974,662	2,997,448
Clean Harbors, Inc.	3.234	06-27-24	1,185,000	1,188,946
Prime Security Services Borrower LLC	3.984	05-02-22	1,782,343	1,791,059
Construction materials 0.2%
Summit Materials LLC	3.984	07-17-22	2,519,827	2,539,784
Electrical equipment 0.3%
Vertiv Intermediate Holding II Corp.	5.234	11-30-23	3,611,353	3,642,953

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 30

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery 1.7%
Accuride Corp.	8.296	10-21-23	1,304,967	$1,322,910
Blount International, Inc.	6.227	04-12-23	2,639,706	2,679,302
Douglas Dynamics, Inc.	4.740	12-31-21	1,499,773	1,511,021
Filtration Group, Inc.	4.257	11-21-20	4,878,844	4,919,484
Gardner Denver, Inc.	4.546	07-30-20	3,528,448	3,544,608
Harsco Corp.	6.250	11-02-23	1,132,310	1,150,710
Husky Injection Molding Systems, Ltd.	4.484	06-30-21	2,740,705	2,758,410
RBS Global, Inc.	4.046	08-21-23	2,335,609	2,346,236
Welbilt, Inc.	4.234	03-03-23	1,082,487	1,093,994
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc.	3.983	10-01-22	1,664,057	1,674,457
Information technology 2.2%				27,505,494
Communications equipment 0.4%
Avaya, Inc. (F)	4.736	10-26-17	1,340,603	1,088,489
Avaya, Inc. (F)	6.667	03-30-18	1,382,974	1,123,666
Avaya, Inc.	8.729	01-24-18	645,000	662,022
Ciena Corp.	3.728	01-28-22	2,064,417	2,070,879
Electronic equipment, instruments and components 0.6%
CPI International, Inc. (H)	TBD	07-25-24	1,775,000	1,779,438
Dell International LLC	3.490	09-07-21	3,220,157	3,227,209
Dell International LLC	3.740	09-07-23	2,268,575	2,281,415
Internet software and services 0.1%
EIG Investors Corp.	5.242	02-09-23	834,023	842,622
IT services 0.4%
First Data Corp.	3.477	07-08-22	3,121,342	3,129,707
TierPoint LLC	4.750	05-06-24	1,939,000	1,946,271
Software 0.5%
Infor US, Inc.	4.046	02-01-22	1,882,153	1,882,492
SS&C European Holdings Sarl	3.484	07-08-22	63,061	63,406
SS&C Technologies, Inc.	3.484	07-08-22	1,113,489	1,119,580
TIBCO Software, Inc. (H)	TBD	12-04-20	361,000	362,740
TIBCO Software, Inc.	5.730	12-04-20	1,450,356	1,457,346
Veritas US, Inc. (H)	TBD	06-06-24	1,233,000	1,243,789
Technology hardware, storage and peripherals 0.2%
HCP Acquisition LLC	4.234	05-16-24	735,000	736,838
Western Digital Corp.	3.983	04-29-23	2,471,102	2,487,585
Materials 2.5%				30,790,683
Chemicals 1.8%
Alpha 3 BV	4.296	01-31-24	2,045,000	2,062,894
Axalta Coating Systems US Holdings, Inc.	3.296	06-01-24	6,550,000	6,575,218
Ferro Corp.	3.734	02-14-24	2,199,813	2,209,888
INEOS Styrolution Group GmbH	4.046	04-01-24	1,520,467	1,533,771

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 31

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
INEOS US Finance LLC	4.007	03-31-22	1,186,902	$1,193,050
MacDermid, Inc.	4.234	06-07-23	2,549,516	2,561,805
MacDermid, Inc.	4.734	06-07-20	859,268	864,458
OXEA Sarl	4.474	01-15-20	3,439,533	3,407,305
Trinseo Materials Operating SCA	4.484	11-05-21	1,422,588	1,433,698
Containers and packaging 0.1%
ICSH Parent, Inc.	5.320	04-24-24	1,397,647	1,402,888
Metals and mining 0.3%
Signode Industrial Group US, Inc.	4.012	05-04-21	2,539,150	2,547,097
Zekelman Industries, Inc.	4.789	06-14-21	1,460,287	1,467,588
Paper and forest products 0.3%
Flex Acquisition Company, Inc.	4.549	12-29-23	3,512,198	3,531,023
Real estate 0.2%				2,236,848
Real estate management and development 0.2%
Realogy Group LLC	3.484	07-20-22	2,226,828	2,236,848
Telecommunication services 2.3%				28,330,897
Diversified telecommunication services 1.8%
Cincinnati Bell, Inc.	4.227	09-10-20	1,338,008	1,341,353
Colorado Buyer, Inc.	4.170	05-01-24	985,000	993,619
Consolidated Communications, Inc.	4.240	10-04-23	1,650,338	1,649,876
Intelsat Jackson Holdings SA	4.000	06-30-19	4,185,116	4,171,138
Level 3 Financing, Inc.	3.479	02-22-24	4,886,000	4,905,104
SFR Group SA	4.061	07-31-25	2,939,633	2,932,283
Syniverse Holdings, Inc.	4.311	04-23-19	2,867,275	2,759,752
Telesat Canada	4.300	11-17-23	1,240,641	1,252,526
Windstream Services LLC	5.230	03-29-21	1,909,898	1,888,411
Wireless telecommunication services 0.5%
LTS Buyer LLC	4.546	04-13-20	3,422,630	3,434,609
Sprint Communications, Inc.	3.750	02-02-24	2,992,500	3,002,226
Utilities 1.0%				11,851,290
Electric utilities 0.6%
Lightstone Generation LLC	5.724	01-30-24	4,133,428	4,098,749
Lightstone Generation LLC	5.734	01-30-24	257,555	255,394
Vistra Operations Company LLC	4.479	12-14-23	2,552,175	2,570,729
Independent power and renewable electricity producers 0.4%
Calpine Corp.	4.050	01-15-24	1,958,734	1,965,276
Dynegy, Inc.	4.484	02-07-24	2,947,613	2,961,142

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 32

	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 13.7%				$168,324,996
(Cost $163,209,338)
Commercial and residential 13.0%				159,273,622
1211 Avenue of the Americas Trust Series
2015-1211, Class A1A2 (C)	3.900	08-10-35	5,000,000	5,306,165
Bayview Opportunity Master Fund Trust
Series 2016-CRT1, Class M1 (A)(C)	2.972	10-27-27	4,086,873	4,086,604
Series 2017-CRT1, Class M (A)(C)	3.383	10-25-28	5,254,278	5,257,860
BCAP LLC Trust Series 2011-RR11, Class
21A5 (A)(C)	3.839	06-26-34	487,629	490,348
BHMS Mortgage Trust
Series 2014-ATLS, Class AFL (A)(C)	2.551	07-05-33	9,925,000	9,924,993
Series 2014-ATLS, Class BFL (A)(C)	3.001	07-05-33	1,500,000	1,476,223
CG-CCRE Commercial Mortgage Trust
Series 2014-FL2, Class A (A)(C)	3.080	11-15-31	4,938,358	4,941,298
CGDB Commercial Mortgage Trust Series
2017-BIO, Class A (A)(C)	1.976	05-15-30	4,500,000	4,506,619
CGMS Commercial Mortgage Trust Series
2017-MDRB, Class A (A)(C)	2.300	07-15-22	5,500,000	5,499,940
Citigroup Commercial Mortgage Trust
(Citigroup) Series 2015-SSHP,
Class B (A)(C)	2.809	09-15-27	2,800,000	2,791,579
Citigroup Commercial Mortgage Trust
(Citigroup/Academy Securities,
Inc./JPMorgan Securities LLC) Series
2016-SMPL, Class A (C)	2.228	09-10-31	5,050,000	5,004,939
Citigroup Mortgage Loan Trust Series
2013-2, Class 5A1 (A)(C)	1.356	07-25-36	2,768,750	2,665,241
Commercial Mortgage Trust (Bank of
America/Barclays Capital/Deutsche
Bank) Series 2006-C8, Class AJ	5.377	12-10-46	565,314	572,773
Commercial Mortgage Trust
(Citigroup/Deutsche Bank) Series
2013-THL, Class A2 (A)(C)	2.275	06-08-30	6,375,000	6,374,996
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (A)	1.482	02-25-36	1,132,593	956,423
Series 2004-25, Class 1A1 (A)	1.892	02-25-35	2,215,536	2,106,506
Series 2004-25, Class 2A1 (A)	1.912	02-25-35	3,132,955	2,946,463
First Horizon Alternative Mortgage
Securities Trust Series 2005-AA12,
Class 1A1 (A)	3.447	02-25-36	1,017,032	826,001
FREMF Mortgage Trust Series 2011-K701,
Class C (A)(C)	4.237	07-25-48	5,025,000	5,037,370
GAHR Commercial Mortgage Trust Series
2015-NRF, Class AFL1 (A)(C)	2.459	12-15-34	303,146	303,633
HarborView Mortgage Loan Trust Series
2007-3, Class 2A1A (A)	1.428	05-19-47	2,594,275	2,465,550
Hospitality Mortgage Trust Series
2017-HIT, Class A (A)(C)	2.074	05-08-30	2,000,000	2,015,928
Hudsons Bay Simon JV Trust Series
2015-HBFL, Class AFL (A)(C)	2.807	08-05-34	5,250,000	5,261,141

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 33

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Hyatt Hotel Portfolio Trust Series
2015-HYT, Class A (A)(C)	2.476	11-15-29	4,250,000	$4,251,289
IMT Trust Series 2017-APTS,
Class AFL (A)(C)	1.700	06-15-34	2,750,000	2,749,936
IndyMac INDA Mortgage Loan Trust
Series 2005-AR2, Class 1A1 (A)	2.897	01-25-36	741,779	685,168
Jefferies Resecuritization Trust Series
2009-R9, Class 1A1 (A)(C)	3.047	08-26-46	72,175	72,247
JPMorgan Chase Commercial Mortgage
Securities Corp. Series 2017-MAUI,
Class A (A)(C)	2.064	07-15-34	6,150,000	6,159,773
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AJ (A)	5.678	12-12-44	986,536	961,111
Series 2006-LDP9, Class AMS	5.337	05-15-47	4,635,000	4,593,816
Series 2007-LDPX, Class AM (A)	5.464	01-15-49	1,698,423	1,696,943
Merrill Lynch/Countrywide Commercial
Mortgage Trust Series 2007-8,
Class AMA (A)	5.837	08-12-49	3,550,000	3,541,575
Mill City Mortgage Loan Trust
Series 2016-1, Class A1 (A)(C)	2.500	04-25-57	2,017,356	2,024,409
Series 2017-1, Class A1 (A)(C)	2.750	11-25-58	3,447,153	3,478,913
Series 2017-2, Class A1 (A)(C)	2.750	07-25-59	2,928,657	2,956,830
OBP Depositor LLC Trust Series
2010-OBP, Class A (C)	4.646	07-15-45	2,500,000	2,662,775
RBS Commercial Funding, Inc. Trust Series
2013-GSP, Class A (A)(C)	3.834	01-13-32	4,250,000	4,507,643
RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (A)(C)	1.366	08-26-36	3,116,734	3,077,696
Series 2012-6, Class 4A1 (A)(C)	1.546	01-26-36	2,802,326	2,725,117
Series 2012-6, Class 6A1 (A)(C)	1.556	11-26-35	5,005,896	4,727,530
Series 2012-6, Class 8A1 (A)(C)	1.716	04-26-35	1,825,452	1,756,551
Structured Asset Mortgage Investments II
Trust Series 2005-AR6, Class 2A1 (A)	1.542	09-25-45	2,101,334	1,952,328
TRU Trust Series 2016-TOYS,
Class A (A)(C)	3.476	11-15-30	6,517,413	6,522,986
Waldorf Astoria Boca Raton Trust Series
2016-BOCA, Class A (A)(C)	2.576	06-15-29	2,700,000	2,709,340
WaMu Mortgage Pass-Through Certificates
Series 2005-11, Class A1 (A)	1.552	08-25-45	2,625,008	2,601,211
Series 2005-AR1, Class A1A (A)	1.872	01-25-45	1,000,888	993,693
Series 2005-AR19, Class A1A1 (A)	1.502	12-25-45	2,620,637	2,533,414
Series 2005-AR6, Class 2A1A (A)	1.462	04-25-45	2,425,291	2,313,652
Series 2005-AR8, Class 1A (A)	1.502	07-25-45	2,132,673	2,054,996
Wells Fargo Mortgage Backed Securities
Trust Series 2005-AR4, Class 2A2 (A)	3.320	04-25-35	1,134,484	1,138,246
WFCG Commercial Mortgage Trust Series
2015-BXRP, Class A (A)(C)	2.348	11-15-29	3,002,073	3,005,841
U.S. Government Agency 0.7%				9,051,374
Federal Home Loan Mortgage Corp.
Series 2015-SC02, Class 1A	3.000	09-25-45	321,151	314,477

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 34

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2016-SC01, Class 2A	3.500	07-25-46	5,073,644	$5,154,487
Series 4013, Class DK	3.000	02-15-31	1,450,711	1,509,532
Series 4050, Class ND	2.500	09-15-41	1,610,001	1,600,170
Government National Mortgage
Association Series 2014-80, Class XA	3.000	06-20-40	459,286	472,708
Asset backed securities 8.8%				$108,224,368
(Cost $107,793,101)
Bayview Opportunity Master Fund Trust
Series 2017-NPL1, Class A1 (C)	3.598	01-28-32	2,705,070	2,699,616
Chesapeake Funding II LLC Series
2016-1A, Class A2 (A)(C)	2.376	03-15-28	2,138,340	2,152,038
Colony American Homes Series 2014-2A,
Class A (A)(C)	2.177	07-17-31	2,758,104	2,758,102
Financial Asset Securities Corp. AAA Trust
Series 2005-2, Class A3 (A)(C)	1.520	11-26-35	3,268,119	3,152,846
GCAT Series 2017-5, Class A1 (C)	3.228	07-25-47	2,513,305	2,511,027
Green Tree Agency Advance Funding Trust
I Series 2016-T1, Class AT1 (C)	2.380	10-15-48	3,000,000	2,984,910
GSAMP Trust Series 2006-NC1,
Class A2 (A)	1.396	02-25-36	472,957	472,378
Hertz Vehicle Financing II LP Series
2015-2A, Class A (C)	2.020	09-25-19	850,000	847,223
Invitation Homes Trust Series 2015-SFR3,
Class A (A)(C)	2.526	08-17-32	3,824,505	3,851,335
Long Beach Mortgage Loan Trust Series
2005-WL2, Class M1 (A)	1.937	08-25-35	528,926	531,046
New Residential Advance Receivables
Trust Series 2017-T1, Class AT1 (C)	3.214	02-15-51	4,625,000	4,657,449
PennyMac LLC Series 2015-NPL1,
Class A1 (C)	4.000	03-25-55	2,168,497	2,182,245
Pretium Mortgage Credit Partners I LLC
Series 2016-NPL4, Class A (C)	4.000	07-27-31	1,143,924	1,153,579
Series 2016-NPL5, Class A (A)(C)	3.875	09-29-31	6,179,744	6,205,377
Series 2017-NPL2, Class A1 (C)	3.250	03-28-57	3,666,958	3,672,542
Progress Residential Trust Series
2016-SFR1, Class A (A)(C)	2.728	09-17-33	2,734,678	2,777,929
RAAC Series Trust Series 2006-SP2,
Class A3 (A)	1.486	02-25-36	347,186	347,003
Santander Drive Auto Receivables Trust
Series 2013-1, Class D	2.270	01-15-19	3,535,261	3,537,636
SLC Private Student Loan Trust Series
2010-B, Class A1 (A)(C)	5.000	07-15-42	133,719	134,024
SLC Student Loan Trust Series 2004-1,
Class A6 (A)	1.342	05-15-23	4,632,163	4,626,744
SoFi Professional Loan Program LLC
Series 2015-C, Class A1 (A)(C)	2.282	08-27-35	2,045,092	2,060,962
Series 2016-C, Class A1 (A)(C)	2.332	10-27-36	2,311,304	2,343,327
Series 2016-D, Class A1 (A)(C)	2.182	01-25-39	1,511,885	1,526,939
Springleaf Funding Trust Series 2016-AA,
Class A (C)	2.900	11-15-29	3,900,000	3,940,152

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 35

	Rate (%)	Maturity date	Par value^	Value
TAL Advantage V LLC Series 2013-2A,
Class A (C)	3.550	11-20-38	2,375,000	$2,380,590
Towd Point Mortgage Trust
Series 2015-3, Class A1B (A)(C)	3.000	03-25-54	2,050,086	2,074,892
Series 2015-5, Class A1B (A)(C)	2.750	05-25-55	2,059,644	2,077,457
Series 2016-2, Class A1A (A)(C)	2.750	08-25-55	1,821,631	1,840,818
Series 2016-3, Class A1 (A)(C)	2.250	04-25-56	4,399,781	4,390,757
Series 2016-4, Class A1 (A)(C)	2.250	07-25-56	1,834,765	1,829,014
Series 2016-5, Class A1 (A)(C)	2.500	10-25-56	5,450,713	5,460,611
Series 2017-1, Class A1 (A)(C)	2.750	10-25-56	3,451,997	3,483,380
Trafigura Securitisation Finance PLC
Series 2017-1A, Class A1 (A)(C)	2.074	12-15-20	3,550,000	3,550,000
US Residential Opportunity Fund III Trust
Series 2016-3III, Class A (C)	3.598	10-27-36	4,559,767	4,540,826
VOLT LI LLC Series 2016-NP11,
Class A1 (C)	3.500	10-25-46	1,777,921	1,779,415
VOLT LIV LLC Series 2017-NPL1,
Class A1 (C)	3.625	02-25-47	2,580,184	2,582,594
VOLT LVIII LLC Series 2017-NPL5,
Class A1 (C)	3.375	05-28-47	1,321,010	1,320,575
VOLT LX LLC Series 2017-NPL7,
Class A1 (C)	3.250	04-25-59	2,681,205	2,693,625
VOLT LXI LLC Series 2017-NPL8,
Class A1 (C)	3.125	06-25-47	3,343,637	3,343,150
VOLT XXII LLC Series 2015-NPL4,
Class A1 (C)	3.500	02-25-55	533,911	535,720
VOLT XXV LLC Series 2015-NPL8,
Class A1 (C)	3.500	06-26-45	2,627,899	2,635,582
VOLT XXXIII LLC Series 2015-NPL5,
Class A1 (C)	3.500	03-25-55	576,986	578,933
			Shares	Value
Common stocks 0.3%				$3,311,400
(Cost $10,434,934)
Consumer discretionary 0.0%				60,629
Textiles, apparel and luxury goods 0.0%
Quiksilver, Inc. (I)			5,944	60,629
Energy 0.0%				286,569
Energy equipment and services 0.0%
Paragon Offshore PLC (I)			2,695	1,482
Paragon Offshore PLC (I)			1,348	21,400
Paragon Offshore PLC (I)			2,695	35,035
Southcross Holdings Borrower LP (I)			246	170,970
Oil, gas and consumable fuels 0.0%
Denbury Resources, Inc. (D)(I)			36,575	53,400
Midstates Petroleum Company, Inc. (I)			302	4,282

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 36

			Shares	Value
Utilities 0.3%				$2,964,202
Independent power and renewable electricity producers 0.3%
Vistra Energy Corp.			180,414	2,964,202
Rights 0.0%				$180,414
(Cost $738,662)
Texas Competitive Electric Holdings
Company LLC (I)(J)			180,414	180,414
Warrants 0.0%				$5,528
(Cost $0)
Halcon Resources Corp. (Expiration
Date: 9-9-20) (I)(J)			6,682	4,677
Midstates Petroleum Company, Inc.
(Expiration Date: 4-21-20; Strike Price
$24.00) (I)			2,144	851
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$582
(Cost $4,430)
Midstates Petroleum Company, Inc. (I)	10.750	10-01-20	650,000	582
Texas Competitive Electric Holdings
Company LLC (I)	11.500	10-01-20	10,820,544	0
		Yield (%)	Shares	Value
Securities lending collateral 0.4%				$4,443,343
(Cost $4,443,150)
John Hancock Collateral Trust (K)		1.1917(L)	444,059	4,443,343
Short-term investments 4.2%				$51,713,489
(Cost $51,713,489)
Money market funds 4.2%				51,205,379
State Street Institutional Treasury Plus
Money Market Fund, Premier Class		0.9532(L)	51,205,379	51,205,379
			Par value^	Value
Repurchase agreement 0.0%				508,110
Repurchase Agreement with State Street Corp. dated 7-31-17 at 0.000% to be repurchased at $508,110 on 8-1-17, collateralized by $513,900
U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $515,125, including
interest)			508,110	508,110
Total investments (Cost $1,230,699,049)† 100.9%				$1,241,983,615
Other assets and liabilities, net (0.9%)				(10,787,302)
Total net assets 100.0%				$1,231,196,313

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 37

IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $368,622,650 or 29.9% of the fund’s net assets as of 7-31-17.
(D)	A portion of this security is on loan as of 7-31-17.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Non-income producing - Issuer is in default.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	Non-income producing security.
(J)	Strike price and/or expiration date not available.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(L)	The rate shown is the annualized seven-day yield as of 7-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-17, the aggregate cost of investment securities for federal income tax purposes was $1,232,637,480. Net unrealized appreciation aggregated to $9,346,135, of which $25,815,099 related to appreciated investment securities and $16,468,964 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 38

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Sep 2017	$36,763,143	$36,778,438	$15,295
10-Year U.S. Treasury Note Futures	631	Short	Sep 2017	(79,276,849)	(79,436,984)	(160,135)
5-Year U.S. Treasury Note Futures	91	Short	Sep 2017	(10,750,086)	(10,751,508)	(1,422)
Ultra U.S. Treasury Bond Futures	492	Short	Sep 2017	(80,182,609)	(80,934,000)	(751,391)
						$(897,653)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
ARS	7,955,900	USD	455,664	Citibank N.A.	8/28/2017	—	$(11,674)
ARS	3,014,370	USD	180,000	JPMorgan Chase Bank N.A.	8/28/2017	—	(11,779)
BRL	2,461,700	USD	743,401	Goldman Sachs International	8/2/2017	$46,022	—
BRL	3,830,134	USD	1,210,000	JPMorgan Chase Bank N.A.	9/5/2017	10,293	—
CZK	16,575,134	USD	718,300	Citibank N.A.	8/7/2017	34,251	—
CZK	23,770,213	USD	1,040,813	Goldman Sachs International	8/7/2017	38,412	—
CZK	29,529,345	USD	1,272,431	JPMorgan Chase Bank N.A.	8/7/2017	68,273	—
EUR	22,200	USD	25,232	JPMorgan Chase Bank N.A.	8/7/2017	1,055	—
EUR	473,524	USD	542,831	JPMorgan Chase Bank N.A.	8/11/2017	17,988	—
INR	27,708,685	USD	424,931	Citibank N.A.	9/18/2017	4,437	—
INR	18,282,200	USD	280,522	Goldman Sachs International	9/18/2017	2,775	—
INR	2,216,970	USD	34,013	JPMorgan Chase Bank N.A.	9/18/2017	341	—
MXN	453,300,000	USD	25,444,716	JPMorgan Chase Bank N.A.	8/17/2017	—	(43,451)
RON	7,877,861	USD	2,014,180	Citibank N.A.	8/30/2017	32,173	—
THB	4,235,599	USD	124,545	Citibank N.A.	8/18/2017	2,755	—
THB	6,309,120	USD	185,508	JPMorgan Chase Bank N.A.	8/18/2017	4,112	—
TRY	3,906,106	USD	1,098,501	Citibank N.A.	8/25/2017	2,667	—
TRY	836,359	USD	235,216	Goldman Sachs International	8/25/2017	561	—
USD	784,882	BRL	2,461,700	Goldman Sachs International	8/2/2017	—	(4,541)
USD	427,544	BRL	1,350,770	JPMorgan Chase Bank N.A.	9/5/2017	—	(2,815)
USD	921,617	COP	2,795,263,960	JPMorgan Chase Bank N.A.	8/18/2017	—	(12,782)
USD	25,503	EUR	22,200	JPMorgan Chase Bank N.A.	8/7/2017	—	(785)
USD	25,218,693	EUR	22,042,000	JPMorgan Chase Bank N.A.	8/10/2017	—	(885,460)
USD	9,319,649	EUR	8,150,700	JPMorgan Chase Bank N.A.	8/11/2017	—	(333,653)
USD	152,007	IDR	2,027,930,000	Goldman Sachs International	8/25/2017	151	—
USD	151,025	IDR	2,014,368,000	JPMorgan Chase Bank N.A.	8/25/2017	184	—
USD	616,289	MXN	11,062,627	Goldman Sachs International	8/18/2017	—	(3,521)
USD	157,232	PEN	513,331	Citibank N.A.	8/11/2017	—	(1,039)
USD	293,272	RUB	17,617,607	Goldman Sachs International	8/17/2017	—	(518)
USD	124,652	THB	4,235,599	Citibank N.A.	8/18/2017	—	(2,648)
USD	185,652	THB	6,309,120	JPMorgan Chase Bank N.A.	8/18/2017	—	(3,967)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 39

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
USD	93,387	UYU	2,725,040	JPMorgan Chase Bank N.A.	10/26/2017	—	$(1,512)
USD	49,795	UYU	1,457,000	Citibank N.A.	11/7/2017	—	(822)
UYU	2,725,040	USD	92,000	JPMorgan Chase Bank N.A.	10/26/2017	$2,900	—
UYU	1,457,000	USD	50,000	Citibank N.A.	11/7/2017	617	—
						$269,967	$(1,320,967)

SWAPS

Credit default swaps -- Buyer

									Unamortized
									upfront
					USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference		Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation		amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX.NA.HY.28	103,450,000		USD	$103,450,000	5.000%	Quarterly	Jun 2022	$(6,263,798)	$(2,251,237)	$(8,515,035)
					$103,450,000				$(6,263,798)	$(2,251,237)	$(8,515,035)

Credit default swaps -- Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
	CMBX AAA
Citibank N.A.	CDS S7	0.500%	5,850,000	USD	$5,850,000	0.500%	Monthly	Jan 2047	$(239,069)	$256,940	$17,871
					$5,850,000				$(239,069)	$256,940	$17,871

Derivatives currency abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND 40

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-17

Assets
Unaffiliated investments, at value (Cost $1,226,255,899) including $4,259,884 of securities loaned	$1,237,540,272
Affiliated investments, at value (Cost $4,443,150)	4,443,343
Total investments, at value (Cost $1,230,699,049)	1,241,983,615
Cash	3,015,042
Foreign currency, at value (Cost $502,194)	514,197
Cash held at broker for futures contracts	2,572,654
Cash segregated at custodian for OTC derivative contracts	630,000
Receivable for investments sold	10,030,841
Receivable for fund shares sold	234,159
Unrealized appreciation on forward foreign currency contracts	269,967
Dividends and interest receivable	10,068,208
Receivable for securities lending income	4,497
Swap contracts, at value (including unamortized upfront payment of $239,069)	17,871
Receivable for futures variation margin	83,617
Receivable for centrally cleared swaps	3,108,895
Other receivables and prepaid expenses	65,603
Total assets	1,272,599,166
Liabilities
Payable for collateral on OTC derivatives	210,000
Payable for investments purchased	22,003,889
Payable for delayed delivery securities purchased	12,036,395
Unrealized depreciation on forward foreign currency contracts	1,320,967
Payable for fund shares repurchased	1,202,201
Payable upon return of securities loaned	4,443,583
Distributions payable	857
Payable to affiliates
Accounting and legal services fees	30,276
Transfer agent fees	6,889
Trustees' fees	468
Other liabilities and accrued expenses	147,328
Total liabilities	41,402,853
Net assets	$1,231,196,313
Net assets consist of
Paid-in capital	$1,297,494,724
Undistributed net investment income	3,831,965
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap agreements	(77,507,897)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	7,377,521
Net assets	$1,231,196,313

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       41

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($37,304,138 ÷ 3,828,958 shares)[1]	$9.74
Class C ($3,227,341 ÷ 331,228 shares)[1]	$9.74
Class I ($32,578,098 ÷ 3,347,755 shares)	$9.73
Class R2 ($98,113 ÷ 10,070 shares)	$9.74
Class R4 ($98,113 ÷ 10,070 shares)	$9.74
Class R6 ($1,727,467 ÷ 177,297 shares)	$9.74
Class NAV ($1,156,163,043 ÷ 118,610,500 shares)	$9.75
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$9.99

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       42

STATEMENT OF OPERATIONS   For the year ended 7-31-17

Investment income
Interest	$53,630,850
Dividends	418,953
Securities lending	22,472
Less foreign taxes withheld	(22,433)
Total investment income	54,049,842
Expenses
Investment management fees	8,799,243
Distribution and service fees	121,489
Accounting and legal services fees	197,937
Transfer agent fees	72,387
Trustees' fees	22,139
State registration fees	93,583
Printing and postage	35,021
Professional fees	107,835
Custodian fees	178,170
Other	30,343
Total expenses	9,658,147
Less expense reductions	(98,145)
Net expenses	9,560,002
Net investment income	44,489,840
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,320,540
Affiliated investments	(433)
Futures contracts	4,784,570
Swap contracts	(3,906,292)
10,198,385
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,085,508
Affiliated investments	193
Futures contracts	11,789,693
Swap contracts	(2,111,611)
10,763,783
Net realized and unrealized gain	20,962,168
Increase in net assets from operations	$65,452,008

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       43

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-17	Year ended 7-31-16
Increase (decrease) in net assets
From operations
Net investment income	$44,489,840	$49,797,333
Net realized gain (loss)	10,198,385	(44,142,742)
Change in net unrealized appreciation (depreciation)	10,763,783	24,754,821
Increase in net assets resulting from operations	65,452,008	30,409,412
Distributions to shareholders
From net investment income
Class A	(885,271)	(925,616)
Class C	(67,483)	(83,373)
Class I	(978,145)	(959,712)
Class R2	(3,078)	(3,570)
Class R4	(3,176)	(3,666)
Class R6	(47,598)	(22,841)
Class NAV	(41,013,833)	(53,318,774)
Total distributions	(42,998,584)	(55,317,552)
From fund share transactions	(171,289,028)	(51,844,927)
Total decrease	(148,835,604)	(76,753,067)
Net assets
Beginning of year	1,380,031,917	1,456,784,984
End of year	$1,231,196,313	$1,380,031,917
Undistributed (accumulated distributions in excess of) net investment income	$3,831,965	($165,719)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       44

Financial highlights

Class A Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.57	$9.73	$10.25	$10.32	$10.30
Net investment income[1]	0.29	0.29	0.31	0.30	0.36
Net realized and unrealized gain (loss) on investments	0.17	(0.11)	(0.52)	0.08	(0.01)
Total from investment operations	0.46	0.18	(0.21)	0.38	0.35
Less distributions
From net investment income	(0.29)	(0.34)	(0.31)	(0.32)	(0.33)
From net realized gain	—	—	—	(0.13)	—
Total distributions	(0.29)	(0.34)	(0.31)	(0.45)	(0.33)
Net asset value, end of period	$9.74	$9.57	$9.73	$10.25	$10.32
Total return (%)[2,3]	4.85	1.93	(2.03)	3.76	3.41
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$27	$27	$18	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.17	1.21	1.47	4.65
Expenses including reductions	1.16	1.17	1.20	1.21	1.21
Net investment income	2.99	3.10	3.10	2.93	3.58
Portfolio turnover (%)	77	52	61	65	77

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       45

Class C Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14[1]
Per share operating performance
Net asset value, beginning of period	$9.57	$9.73	$10.25	$10.29
Net investment income[2]	0.24	0.23	0.23	—	[3]
Net realized and unrealized gain (loss) on investments	0.15	(0.12)	(0.52)	(0.02)
Total from investment operations	0.39	0.11	(0.29)	(0.02)
Less distributions
From net investment income	(0.22)	(0.27)	(0.23)	(0.02)
Total distributions	(0.22)	(0.27)	(0.23)	(0.02)
Net asset value, end of period	$9.74	$9.57	$9.73	$10.25
Total return (%)[4,5]	4.15	1.23	(2.82)	(0.18	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.88	2.27	7.95	[7]
Expenses including reductions	1.86	1.87	2.00	2.00	[7]
Net investment income (loss)	2.44	2.47	2.36	(0.52	) [7]
Portfolio turnover (%)	77	52	61	65	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       46

Class I Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.56	$9.72	$10.24	$10.32	$10.30
Net investment income[1]	0.33	0.33	0.34	0.32	0.38
Net realized and unrealized gain (loss) on investments	0.16	(0.12)	(0.51)	0.08	— [2]
Total from investment operations	0.49	0.21	(0.17)	0.40	0.38
Less distributions
From net investment income	(0.32)	(0.37)	(0.35)	(0.35)	(0.36)
From net realized gain	—	—	—	(0.13)	—
Total distributions	(0.32)	(0.37)	(0.35)	(0.48)	(0.36)
Net asset value, end of period	$9.73	$9.56	$9.72	$10.24	$10.32
Total return (%)[3]	5.21	2.25	(1.71)	3.98	3.73
Ratios and supplemental data
Net assets, end of period (in millions)	$33	$23	$26	$17	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.86	0.88	1.46	4.14
Expenses including reductions	0.85	0.85	0.87	0.90	0.90
Net investment income	3.44	3.49	3.46	3.23	3.76
Portfolio turnover (%)	77	52	61	65	77

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       47

Class R2 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.57	$9.73	$9.93
Net investment income[2]	0.31	0.32	0.11
Net realized and unrealized gain (loss) on investments	0.17	(0.13)	(0.20)
Total from investment operations	0.48	0.19	(0.09)
Less distributions
From net investment income	(0.31)	(0.35)	(0.11)
Total distributions	(0.31)	(0.35)	(0.11)
Net asset value, end of period	$9.74	$9.57	$9.73
Total return (%)[3]	5.05	2.12	(0.87	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.02	1.01	[6]
Expenses including reductions	1.01	1.01	1.00	[6]
Net investment income	3.23	3.34	3.09	[6]
Portfolio turnover (%)	77	52	61	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       48

Class R4 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.57	$9.73	$9.93
Net investment income[2]	0.32	0.33	0.11
Net realized and unrealized gain (loss) on investments	0.17	(0.13)	(0.19)
Total from investment operations	0.49	0.20	(0.08)
Less distributions
From net investment income	(0.32)	(0.36)	(0.12)
Total distributions	(0.32)	(0.36)	(0.12)
Net asset value, end of period	$9.74	$9.57	$9.73
Total return (%)[3]	5.15	2.22	(0.84	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.02	1.01	[6]
Expenses including reductions	0.91	0.91	0.90	[6]
Net investment income	3.33	3.44	3.19	[6]
Portfolio turnover (%)	77	52	61	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       49

Class R6 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.57	$9.73	$9.93
Net investment income[2]	0.34	0.34	0.11
Net realized and unrealized gain (loss) on investments	0.16	(0.12)	(0.19)
Total from investment operations	0.50	0.22	(0.08)
Less distributions
From net investment income	(0.33)	(0.38)	(0.12)
Total distributions	(0.33)	(0.38)	(0.12)
Net asset value, end of period	$9.74	$9.57	$9.73
Total return (%)[3]	5.33	2.40	(0.78	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.77	0.74	[6]
Expenses including reductions	0.74	0.74	0.73	[6]
Net investment income	3.56	3.61	3.31	[6]
Portfolio turnover (%)	77	52	61	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       50

Class NAV Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.57	$9.74	$10.25	$10.32	$10.30
Net investment income[1]	0.34	0.34	0.36	0.37	0.40
Net realized and unrealized gain (loss) on investments	0.17	(0.13)	(0.51)	0.06	— [2]
Total from investment operations	0.51	0.21	(0.15)	0.43	0.40
Less distributions
From net investment income	(0.33)	(0.38)	(0.36)	(0.37)	(0.38)
From net realized gain	—	—	—	(0.13)	—
Total distributions	(0.33)	(0.38)	(0.36)	(0.50)	(0.38)
Net asset value, end of period	$9.75	$9.57	$9.74	$10.25	$10.32
Total return (%)[3]	5.43	2.27	(1.46)	4.26	3.88
Ratios and supplemental data
Net assets, end of period (in millions)	$1,156	$1,326	$1,402	$1,469	$1,155
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.75	0.74	0.75	0.75
Expenses including reductions	0.74	0.74	0.73	0.75	0.74
Net investment income	3.55	3.61	3.63	3.59	3.79
Portfolio turnover (%)	77	52	61	65	77

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       51

Notes to financial statements

Note 1 — Organization

John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Unlisted options and swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       52

fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2017, by major security category or type:

	Total value at 7-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
U.S. Government and Agency obligations	$18,571,485	—	$18,571,485	—
Foreign government obligations	143,196,764	—	143,196,764	—
Corporate bonds	463,432,970	—	463,432,970	—
Term loans	280,578,276	—	280,076,698	$501,578
Collateralized mortgage obligations	168,324,996	—	168,324,996	—
Asset backed securities	108,224,368	—	108,224,368	—
Common stocks	3,311,400	$3,021,884	228,887	60,629
Rights	180,414	—	180,414	—
Warrants	5,528	4,677	851	—
Escrow certificates	582	—	—	582
Securities lending collateral	4,443,343	4,443,343	—	—
Short-term investments	51,713,489	51,205,379	508,110	—
Total investments in securities	$1,241,983,615	$58,675,283	$1,182,745,543	$562,789
Other financial instruments:
Futures	$(897,653)	$(897,653)	—	—
Forward foreign currency contracts	(1,051,000)	—	$(1,051,000)	—
Credit default swaps	(8,497,164)	—	(8,497,164)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       53

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At July 31, 2017, the fund had $265,188 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       54

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of July 31, 2017, the fund loaned securities valued at $4,259,884 and received $4,443,583 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended July 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2017, were $5,986.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       55

For federal income tax purposes, as of July 31, 2017, the fund has a short-term capital loss carryforward of $27,551,101 and a long-term capital loss carryforward of $49,515,032 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

The tax character of distributions for the years ended July 31, 2017 and 2016 was as follows:

	July 31, 2017	July 31, 2016
Ordinary income	$42,998,584	$55,317,552

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2017, the components of distributable earnings on a tax basis consisted of $1,378,617 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities and paydowns.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of

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cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities as Cash segregated at custodian for OTC derivative contracts. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and Receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2017, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging from $207.1 million to $365.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $39.9 million to $124.3 million, as measured at each quarter end.

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Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended July 31, 2017, the fund used purchased options to maintain diversity of the portfolio. The fund held purchased options with market values ranging up to $10,766 as measured at each quarter end. There were no purchased option contracts held at July 31, 2017.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended July 31, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $113 million, as measured at each quarter end.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the

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credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended July 31, 2017, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $5.9 million to $13.3 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	$15,295	($912,948)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	269,967	(1,320,967)
Credit	Swap contracts, at value	Credit default swaps^	17,871	(8,515,035)
			$303,133	($10,748,950)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Swap contracts	Investments and foreign currency transactions [2]	Total
Credit	—	—	($3,906,292)	—	($3,906,292)
Foreign currency	($2,055,076)	—	—	$5,231,025	3,175,949
Interest rate	—	$4,784,570	—	—	4,784,570
Total	($2,055,076)	$4,784,570	($3,906,292)	$5,231,025	$4,054,227
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
[2] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Statements of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Swap contracts	Unaffiliated investments and translation of assets and liabilities in foreign currencies [2]	Total
Credit	—	—	($2,111,611)	—	($2,111,611)
Foreign currency	$2,044,310	—	—	($1,041,251)	1,003,059
Interest rate	—	$11,789,693	—	—	11,789,693
Total	$2,044,310	$11,789,693	($2,111,611)	($1,041,251)	$10,681,141
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
[2] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: a) 0.740% of the first $250 million of the fund's average daily net assets, b) 0.700% of the next $500 million of the fund's average daily net assets and c) 0.675% of the fund's average daily net assets in excess of $750 million. The fund has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which expenses of Class A and Class I shares, as applicable, exceed 1.21% or 0.90%, respectively, of average net assets (on an annualized basis) of the class. For purposes of this agreement, "expenses of Class A and Class I shares" means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) underlying fund expenses (acquired fund fees); and (f) short dividend expense. This agreement expires on November 30, 2017, unless renewed by mutual

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agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to the class. This agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended July 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$2,377	Class R4	$8
Class C	226	Class R6	322
Class I	2,284	Class NAV	92,822
Class R2	8	Total	$98,047

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2017 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $98 for Class R4 shares for the year ended July 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $111,257 for the year ended July 31, 2017. Of this amount, $23,308 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $87,933 was paid as sales commissions to broker-dealers and $16 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within one year of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

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connection with the sale of these shares. During the year ended July 31, 2017, CDSCs received by the Distributor amounted to $40,372 and $1,280 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$91,923	$36,678
Class C	29,080	3,492
Class I	—	31,972
Class R2	243	15
Class R4	243	15
Class R6	—	215
Total	$121,489	$72,387

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2017 and 2016 were as follows:

		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	11,919,870	$115,158,148	5,233,600	$49,292,494
Distributions reinvested	91,301	882,443	97,820	921,793
Repurchased	(10,991,425)	(106,214,740)	(5,266,662)	(49,664,795)
Net increase	1,019,746	$9,825,851	64,758	$549,492
Class C shares
Sold	172,401	$1,661,700	207,911	$1,971,367
Distributions reinvested	6,957	67,208	8,825	83,071
Repurchased	(134,012)	(1,293,125)	(163,364)	(1,543,101)
Net increase	45,346	$435,783	53,372	$511,337
Class I shares
Sold	2,028,472	$19,526,787	1,828,014	$17,209,478
Distributions reinvested	101,347	977,803	101,908	959,254
Repurchased	(1,181,034)	(11,376,872)	(2,179,540)	(20,511,925)
Net increase (decrease)	948,785	$9,127,718	(249,618)	($2,343,193)

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		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	47,525	$460,122	127,197	$1,178,844
Distributions reinvested	4,928	47,598	2,155	20,323
Repurchased	(4,451)	(42,710)	(10,127)	(94,086)
Net increase	48,002	$465,010	119,225	$1,105,081
Class NAV shares
Sold	3,709,210	$35,758,518	5,499,637	$51,741,357
Distributions reinvested	3,904,052	37,715,672	5,654,708	53,318,774
Repurchased	(27,527,026)	(264,617,580)	(16,600,834)	(156,727,775)
Net decrease	(19,913,764)	($191,143,390)	(5,446,489)	($51,667,644)
Total net decrease	(17,851,885)	($171,289,028)	(5,458,752)	($51,844,927)

There were no share transactions for the years ended July 31, 2017 and 2016 for Class R2 and Class R4.

Affiliates of the fund owned 100% of shares of Class R2, Class R4 and Class NAV on July 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem form the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $934,603,933 and $1,045,806,597, respectively, for the year ended July 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2017, funds within the John Hancock group of funds complex held 93.9% of the fund's net assets. The following funds had an affiliated ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	35.6%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	16.1%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	12.8%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	11.1%
John Hancock Alternative Asset Allocation Fund	6.7%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Short Duration Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Short Duration Credit Opportunities Fund (the "Fund") as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor) for John Hancock Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24,2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
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(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its peer group average and benchmark index for the one-year and five-year periods ended December 31, 2016 and outperformed its peer group average for the three-year period ended December 31, 2016. The Board noted that the fund underperformed its benchmark index for the three-year period ended December 31, 2016. The Board noted the fund's favorable performance relative to its peer group average and benchmark index for the one-year and five-year periods and relative to its peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are the same as the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the

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Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       75

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       76

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF388684	350A 7/17 9/17

John Hancock

Absolute Return Currency Fund

Annual report 7/31/17

A message to shareholders

Dear shareholder,

Global equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. Monetary policy remains accommodative in many parts of the world as central banks strive to help nurture the economic growth that has begun to materialize. The U.S. dollar has weakened in recent months against most major currencies, prompting investors to consider opportunities abroad, a trend that's been compounded by the stretched valuations in U.S. equities. These conditions highlight the advantages of a diversified portfolio that includes some exposure to alternative strategies.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Absolute Return Currency Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
34	Auditor's report
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to achieve absolute return from investments in currency markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17 (%)

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Volatility for the world currency markets

The unexpected U.S. election result, followed by the subsequent fading of expectations for meaningful fiscal stimulus in the United States, were key drivers of performance during the period.

The fund outperformed its benchmark

Our multifaceted approach to investing in global currencies worked well, helping the fund finish ahead of the Citigroup 1-Month U.S. Treasury Bill Index.

Positioning in the New Zealand dollar was the largest contributor

The fund benefited from having a long position in the currency through February 2017 and holding a short position from February to June.

CURRENCY ALLOCATION AS OF 7/31/17 (%)

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques, which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. However, there is no guarantee that any investment strategy will be successful or that the fund's objectives will be achieved. Currency transactions are affected by fluctuations in exchange rates. The fund's losses could exceed the amount invested in its currency instruments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Dori S. Levanoni, First Quadrant LP

Dori S. Levanoni
Portfolio Manager
First Quadrant LP

How would you describe the market environment during the 12 months ended July 31, 2017?

The past year was marked by persistent shifts for the investment backdrop in the world currency markets, reflecting the changing expectations for relative growth trends and global monetary policy. The period began on a quiet note, with the markets exhibiting stability in August and September. Trading volumes dissipated following the earlier disruption associated with the United Kingdom's vote to leave the European Union, ushering in a respite from volatility. The calm proved short-lived, however, as the Republican sweep of the U.S. elections in November raised expectations for stronger U.S. growth and a shift by the U.S. Federal Reserve (Fed) toward a more aggressive interest-rate policy. These developments touched off a rally in the U.S. dollar through year end, particularly against the euro and Japanese yen.

The environment changed once again at the beginning of 2017, as the markets started to lose confidence in the Republican party's ability to enact the key elements of its pro-growth agenda. As the outlook for Fed policy moderated, the U.S. dollar turned lower and eventually fell below its pre-election level. The focus on the United States' growth prospects faded as the year progressed, leading other regions to move to the forefront. In the second half of the period, the drivers of currency performance rotated among traditional factors (such as underlying fundamentals and interest-rate differentials), political events, and speculation around policy outcomes.

For the full 12 months, the euro and Canadian dollar appreciated against the world currency basket, as did the Australian, New Zealand, and Scandinavian currencies. The U.S. dollar, Singapore dollar, and British pound all declined against the same benchmark. The Japanese yen, a typical safe haven currency that struggled in the rally in higher-risk assets that followed the U.S. and French presidential elections, was the most notable laggard.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       4

"... our diverse approach helped the fund capitalize on the key changes in the investment environment as the period progressed."

How did the fund perform?

The fund's Class A shares returned 4.83% (excluding sales charges) and outpaced the 0.48% return of its cash benchmark, the Citigroup 1-Month U.S. Treasury Bill Index. We believe this positive showing is the result of our diversified and multifaceted strategy. We employ models that incorporate three broad categories—macroeconomic factors, investment flows, and investors' behavioral biases—to provide balanced exposure to the global currency markets, and all three factors contributed positively in the past year. Perhaps even more notably, our diverse approach helped the fund capitalize on the key changes in the investment environment as the period progressed. In our view, this illustrates how our broad-based strategy can help the fund navigate rapidly evolving market conditions by reducing its dependence on any single driver of currency performance.

What specific aspects of the fund's positioning helped performance?

Our positioning with respect to the New Zealand dollar (kiwi) was a key factor in the fund's strong results. A long position in the kiwi added value in late 2016 and early this year due to signs that economic growth and inflation in the country were accelerating. The fund moved to a well-timed bearish stance in February, capturing the currency's subsequent decline through a short position. The downturn was partially the result of the Fed's decision to boost the fed funds rate by a quarter point in March, which reduced the expected interest-rate differential between the higher-yielding New Zealand currency and the U.S. dollar. The fund moved back to a long position in the kiwi in July.

A long position in the euro also had a positive effect on results. When we expanded this position in early 2017, it represented a contrarian view given the concerns about the upcoming European elections that were weighing on sentiment at the time. As these worries faded and investors turned their attention to the possible shift in monetary policy, the euro rallied and the fund benefited in kind. The long in the euro remained the fund's highest-conviction position as of July 31.

The fund's positioning in the U.S. dollar was an additional contributor. In particular, a long position in November-December 2016 captured the strong rally in the currency following the U.S. presidential election.

We believe this diverse set of contributions demonstrates that our multifaceted strategy added

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       5

"Both stocks and bonds have delivered robust returns in recent years, but there may be less latitude for continued gains from here."
value not just by correctly determining market direction in certain cases, but also by identifying the appropriate timing to make shifts within the portfolio. It is important to note that these moves weren't short-term trades or speculation, but rather disciplined responses to the changing top-down dynamics in the currency markets as determined by our models. While some of our inputs, such as the macroeconomic models, incorporate long-term developments, others—including investment flows and behavior biases—seek to capture shorter-term shifts in the markets. We believe this combination leads to a portfolio construction that is grounded in fundamentals, yet responsive to the type of volatility we witnessed throughout the past year.

What elements of your strategy detracted from performance?

The fund's positioning in the Canadian dollar was the leading detractor. A long position in the currency, which we held from the beginning of the calendar year through April, lost ground due to the combination of potential disruptions in trade with the United States, growing expectations that the Bank of Canada may ease monetary policy, and declining oil prices. We subsequently reduced exposure based on the input from our models, only to see the Canadian dollar turn sharply higher in the spring and summer. The fund held a long position in the currency at the close of the period.

Our positioning in the Norwegian krone delivered mostly flat returns until July, when the currency's significant appreciation weighed heavily on our short. The fund was also hurt by having a short position in the British pound when the currency rallied in the fourth calendar quarter of 2016, although we subsequently made up for some of the underperformance through our active shifts in the currency. At the close of the period, the fund held a long position in the pound.

While these various factors constrained the fund's net gain for the period, on balance we are pleased with the effectiveness of our approach.

How was the fund positioned at the end of the period?

Keeping in mind that our positioning can change based on the signals from our models, the fund's largest long position as of July 31 was in the euro, with more moderate long positions in the U.S. dollar and British pound. The bullish stance on the euro was driven mainly by our view that the

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       6

currency is cheap from a valuation perspective, and that positive stock market performance and rising export prices represented additional sources of support. On the other side of the ledger, the fund held a short position in the Scandinavian currencies, as well as in the Japanese yen and Singapore dollar. It also held a modest long position in the New Zealand dollar and a small short position in the Australian dollar.

Both stocks and bonds have delivered robust returns in recent years, but there may be less latitude for continued gains from here. Government bond yields remain low, yields in higher-risk fixed-income categories are well below average relative to U.S. Treasuries, and the valuations of U.S equities are on the upper end of the historical range. In this environment, we believe our active, diversified strategy may act as a source of uncorrelated return and help mitigate the potential for increased volatility in traditional asset classes.

MANAGED BY

Dori S. Levanoni On the fund since 2010 Investing since 1991
Jeppe F. Ladekarl On the fund since 2012 Investing since 1995

The views expressed in this report are exclusively those of Dori S. Levanoni, First Quadrant LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	1.70	2.60	0.57	13.68	4.08
Class C2	3.01	2.47	0.31	12.99	2.21
Class I3	5.13	3.60	1.40	19.32	10.25
Class R2[2,3]	4.90	3.34	1.14	17.87	8.26
Class R4[2,3]	5.11	3.49	1.29	18.70	9.35
Class R6[2,3]	5.20	3.68	1.51	19.83	11.04
Class NAV[3]	5.19	3.72	1.55	20.03	11.38
Index†	0.48	0.14	0.12	0.69	0.82

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.38	2.08	1.06	1.47	1.32	0.97	0.95
Net (%)	1.38	2.08	1.06	1.47	1.22	0.95	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Citigroup 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Currency Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Citigroup 1-Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-2-10	10,221	10,221	10,082
Class I3	8-2-10	11,025	11,025	10,082
Class R2[2,3]	8-2-10	10,826	10,826	10,082
Class R4[2,3]	8-2-10	10,935	10,935	10,082
Class R6[2,3]	8-2-10	11,104	11,104	10,082
Class NAV[3]	8-2-10	11,138	11,138	10,082

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-2-10.
2	Class C shares were first offered on 8-28-14; Class R2 and Class R4 shares were first offered on 3-27-15; Class R6 shares were first offered on 11-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class R2, Class R4, and Class R6 shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2017	Ending value on 7-31-2017	Expenses paid during period ended 7-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,002.10	$6.60	1.33%
	Hypothetical example for comparison purposes	1,000.00	1,018.20	6.66	1.33%
Class C	Actual expenses/actual returns	1,000.00	997.90	10.06	2.03%
	Hypothetical example for comparison purposes	1,000.00	1,014.70	10.14	2.03%
Class I	Actual expenses/actual returns	1,000.00	1,004.10	5.07	1.02%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.11	1.02%
Class R2	Actual expenses/actual returns	1,000.00	1,002.00	5.86	1.18%
	Hypothetical example for comparison purposes	1,000.00	1,018.90	5.91	1.18%
Class R4	Actual expenses/actual returns	1,000.00	1,003.00	5.36	1.08%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.41	1.08%
Class R6	Actual expenses/actual returns	1,000.00	1,003.00	4.57	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.61	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	1,003.00	4.57	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.61	0.92%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       11

Fund’s investments

AS OF 7-31-17
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 101.5%				$1,439,079,695
(Cost $1,439,183,621)
U.S. Government 89.5%				1,268,277,015
U.S. Treasury Bill	0.768	08-03-17	95,000,000	94,995,060
U.S. Treasury Bill	0.780	08-10-17	270,000,000	269,936,280
U.S. Treasury Bill	0.900	09-07-17	100,000,000	99,900,600
U.S. Treasury Bill	0.915	08-17-17	170,000,000	169,926,560
U.S. Treasury Bill	0.920	09-21-17	175,000,000	174,756,400
U.S. Treasury Bill (A)	0.975	10-12-17	110,000,000	109,762,290
U.S. Treasury Bill	1.010	11-09-17	275,000,000	274,179,675
U.S. Treasury Bill	1.050	10-19-17	75,000,000	74,820,150
		Yield (%)	Shares	Value
Money market funds 12.0%				170,802,680
State Street Institutional Treasury Plus Money Market Fund,
Premier Class		0.9532(B)	170,802,680	170,802,680
Total investments (Cost $1,439,183,621)† 101.5%				$1,439,079,695
Other assets and liabilities, net (1.5%)				(21,628,191)
Total net assets 100.0%				$1,417,451,504
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	The rate shown is the annualized seven-day yield as of 7-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†

At 7-31-17, the aggregate cost of investment securities for federal income tax purposes was $1,439,183,621. Net unrealized depreciation aggregated to $103,926, of which $0 related to appreciated investment securities and $103,926 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND 12

DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
AUD	300,965,995	USD	237,649,200	Barclays Bank PLC Wholesale	9/20/2017	$2,979,126	—
AUD	235,164,548	USD	176,649,628	J. Aron & Company	9/20/2017	11,369,125	—
AUD	265,310,874	USD	200,129,173	Morgan Stanley Capital Services, Inc.	9/20/2017	11,992,170	—
AUD	1,039,488,909	USD	774,899,251	State Street Bank and Trust Company	9/20/2017	56,192,897	—
CAD	308,706,666	USD	242,115,877	Barclays Bank PLC Wholesale	9/20/2017	5,666,530	—
CAD	358,509,251	USD	274,951,782	Deutsche Bank AG London	9/20/2017	12,804,509	—
CAD	777,983,460	USD	601,750,950	J. Aron & Company	9/20/2017	22,694,959	—
CAD	702,304,564	USD	537,887,676	Morgan Stanley Capital Services, Inc.	9/20/2017	25,814,811	—
CAD	569,818,847	USD	442,849,675	State Street Bank and Trust Company	9/20/2017	14,513,580	—
EUR	145,588,322	USD	164,997,429	Barclays Bank PLC Wholesale	9/20/2017	7,800,014	—
EUR	350,719,058	USD	397,366,720	Deutsche Bank AG London	9/20/2017	18,898,511	—
EUR	10,159,355	USD	11,654,558	J. Aron & Company	9/20/2017	403,487	—
EUR	410,039,152	USD	463,350,392	Morgan Stanley Capital Services, Inc.	9/20/2017	23,321,314	—
EUR	134,156,273	USD	151,206,747	State Street Bank and Trust Company	9/20/2017	8,022,102	—
GBP	129,116,339	USD	167,494,435	Barclays Bank PLC Wholesale	9/20/2017	3,141,867	—
GBP	213,553,968	USD	276,023,602	Deutsche Bank AG London	9/20/2017	6,202,952	—
GBP	193,948,236	USD	250,387,544	J. Aron & Company	9/20/2017	5,928,659	—
GBP	364,943,352	USD	470,147,526	Morgan Stanley Capital Services, Inc.	9/20/2017	12,150,721	—
GBP	494,405,954	USD	636,807,673	State Street Bank and Trust Company	9/20/2017	16,584,486	—
JPY	22,365,842,117	USD	202,904,941	Barclays Bank PLC Wholesale	9/20/2017	414,550	—
JPY	6,378,184,490	USD	57,750,319	Deutsche Bank AG London	9/20/2017	231,367	—
JPY	101,716,373,739	USD	917,660,943	J. Aron & Company	9/20/2017	7,004,503	—
JPY	15,269,394,784	USD	137,743,904	Morgan Stanley Capital Services, Inc.	9/20/2017	1,064,444	—
JPY	19,102,899,586	USD	171,307,587	State Street Bank and Trust Company	9/20/2017	2,349,716	—
NOK	110,292,022	USD	13,075,878	Barclays Bank PLC Wholesale	9/20/2017	965,785	—
NOK	3,065,927,398	USD	364,802,618	Deutsche Bank AG London	9/20/2017	25,531,325	—
NOK	1,720,857,164	USD	204,064,509	J. Aron & Company	9/20/2017	15,023,837	—
NOK	1,269,826,444	USD	151,490,785	Morgan Stanley Capital Services, Inc.	9/20/2017	10,175,262	—
NZD	32,456,496	USD	23,477,569	Barclays Bank PLC Wholesale	9/20/2017	875,836	—
NZD	241,774,189	USD	175,882,867	Deutsche Bank AG London	9/20/2017	5,529,957	—
NZD	389,164,730	USD	281,010,064	J. Aron & Company	9/20/2017	10,995,765	—
NZD	641,125,333	USD	466,190,209	Morgan Stanley Capital Services, Inc.	9/20/2017	14,871,719	—
NZD	605,901,996	USD	439,824,928	State Street Bank and Trust Company	9/20/2017	14,807,523	—

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND 13

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
SEK	99,396,802	USD	11,435,186	Barclays Bank PLC Wholesale	9/20/2017	$909,630	—
SEK	1,396,497,595	USD	163,989,997	Deutsche Bank AG London	9/20/2017	9,451,266	—
SEK	3,835,601,919	USD	447,923,864	J. Aron & Company	9/20/2017	28,447,627	—
SEK	980,554,572	USD	114,035,364	Morgan Stanley Capital Services, Inc.	9/20/2017	7,746,889	—
SEK	1,258,907,872	USD	145,009,645	State Street Bank and Trust Company	9/20/2017	11,343,342	—
SGD	91,318,389	USD	65,964,337	Barclays Bank PLC Wholesale	9/20/2017	1,467,683	—
SGD	52,422,021	USD	38,037,953	J. Aron & Company	9/20/2017	671,915	—
SGD	662,829,611	USD	481,735,126	Morgan Stanley Capital Services, Inc.	9/20/2017	7,716,559	—
SGD	324,438,356	USD	235,289,894	State Street Bank and Trust Company	9/20/2017	4,284,347	—
USD	478,081,662	AUD	635,541,254	Barclays Bank PLC Wholesale	9/20/2017	—	$(30,046,266)
USD	493,225,952	AUD	651,791,051	Deutsche Bank AG London	9/20/2017	—	(27,894,013)
USD	190,127,433	AUD	250,663,626	J. Aron & Company	9/20/2017	—	(10,283,144)
USD	246,952,078	AUD	324,691,079	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(12,644,926)
USD	169,303,602	AUD	216,591,727	State Street Bank and Trust Company	9/20/2017	—	(3,865,811)
USD	250,303,764	CAD	317,592,334	Barclays Bank PLC Wholesale	9/20/2017	—	(4,610,696)
USD	416,433,886	CAD	551,899,609	Deutsche Bank AG London	9/20/2017	—	(26,546,551)
USD	78,923,226	CAD	101,065,977	J. Aron & Company	9/20/2017	—	(2,197,053)
USD	168,126,226	CAD	217,575,116	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(6,509,737)
USD	944,481,122	CAD	1,255,722,979	State Street Bank and Trust Company	9/20/2017	—	(63,420,867)
USD	7,698,626	EUR	6,590,652	Barclays Bank PLC Wholesale	9/20/2017	—	(123,758)
USD	13,761,269	EUR	11,915,006	Deutsche Bank AG London	9/20/2017	—	(380,542)
USD	73,581,658	EUR	65,395,189	J. Aron & Company	9/20/2017	—	(4,035,292)
USD	3,709,704	EUR	3,210,376	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(100,661)
USD	7,377,017	EUR	6,517,163	State Street Bank and Trust Company	9/20/2017	—	(358,144)
USD	304,421,531	GBP	235,177,596	Barclays Bank PLC Wholesale	9/20/2017	—	(6,382,164)
USD	148,648,371	GBP	114,102,587	Deutsche Bank AG London	9/20/2017	—	(2,146,204)
USD	651,273,683	GBP	503,566,070	J. Aron & Company	9/20/2017	—	(14,224,212)
USD	94,168,537	GBP	71,913,014	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(869,557)
USD	260,010,914	GBP	199,182,459	State Street Bank and Trust Company	9/20/2017	—	(3,222,681)
USD	80,352,872	JPY	8,847,022,136	Barclays Bank PLC Wholesale	9/20/2017	—	(72,091)
USD	231,028,023	JPY	25,629,340,862	J. Aron & Company	9/20/2017	—	(1,958,713)
USD	625,007,809	JPY	68,861,342,198	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(984,855)
USD	804,465,386	JPY	89,193,994,909	State Street Bank and Trust Company	9/20/2017	—	(6,363,805)
USD	25,837,515	NOK	217,178,318	Barclays Bank PLC Wholesale	9/20/2017	—	(1,812,216)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND 14

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
USD	273,228,995	NOK	2,244,444,622	Deutsche Bank AG London	9/20/2017	—	$(12,519,101)
USD	102,391,104	NOK	841,497,685	J. Aron & Company	9/20/2017	—	(4,742,910)
USD	1,058,440,275	NOK	8,814,764,150	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(63,798,187)
USD	336,784,909	NOK	2,803,295,761	State Street Bank and Trust Company	9/20/2017	—	(20,112,481)
USD	69,490,026	NZD	96,955,140	Barclays Bank PLC Wholesale	9/20/2017	—	(3,259,285)
USD	98,449,727	NZD	138,140,157	Deutsche Bank AG London	9/20/2017	—	(5,202,346)
USD	124,987,238	NZD	173,990,251	J. Aron & Company	9/20/2017	—	(5,564,592)
USD	241,631,566	NZD	331,780,082	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(7,316,272)
USD	576,562,524	NZD	799,685,116	State Street Bank and Trust Company	9/20/2017	—	(23,473,137)
USD	125,888,132	SEK	1,081,363,319	Barclays Bank PLC Wholesale	9/20/2017	—	(8,414,297)
USD	160,625,497	SEK	1,339,892,855	Deutsche Bank AG London	9/20/2017	—	(5,785,609)
USD	221,361,538	SEK	1,849,147,428	J. Aron & Company	9/20/2017	—	(8,297,623)
USD	332,171,034	SEK	2,773,060,668	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(12,235,678)
USD	628,978,558	SEK	5,390,397,960	State Street Bank and Trust Company	9/20/2017	—	(40,494,439)
USD	29,743,867	SGD	41,152,809	Barclays Bank PLC Wholesale	9/20/2017	—	(644,503)
USD	36,240,234	SGD	50,031,093	Deutsche Bank AG London	9/20/2017	—	(704,106)
USD	217,679,555	SGD	300,612,100	J. Aron & Company	9/20/2017	—	(4,300,719)
USD	355,521,844	SGD	487,745,020	Morgan Stanley Capital Services, Inc.	9/20/2017	—	(4,642,545)
USD	421,274,012	SGD	582,351,208	State Street Bank and Trust Company	9/20/2017	—	(8,750,201)
						$448,362,667	$(471,311,990)
Derivatives currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND 15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-17

Assets
Investments, at value (Cost $1,439,183,621)	$1,439,079,695
Receivable for fund shares sold	1,532,333
Unrealized appreciation on forward foreign currency contracts	448,362,667
Interest receivable	117,218
Receivable due from advisor	128
Other receivables and prepaid expenses	68,347
Total assets	1,889,160,388
Liabilities
Unrealized depreciation on forward foreign currency contracts	471,311,990
Payable for fund shares repurchased	225,559
Payable to affiliates
Accounting and legal services fees	34,719
Transfer agent fees	39,078
Trustees' fees	297
Other liabilities and accrued expenses	97,241
Total liabilities	471,708,884
Net assets	$1,417,451,504
Net assets consist of
Paid-in capital	$1,443,066,591
Accumulated net investment loss	(2,407,380)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(154,458)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(23,053,249)
Net assets	$1,417,451,504

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($21,683,320 ÷ 2,272,751 shares)[1]	$9.54
Class C ($1,162,448 ÷ 121,138 shares) [1]	$9.60
Class I ($397,467,734 ÷ 40,475,212 shares)	$9.82
Class R2 ($137,622 ÷ 13,994 shares)	$9.83
Class R4 ($113,323 ÷ 11,494 shares)	$9.86
Class R6 ($137,182,303 ÷ 13,848,788 shares)	$9.91
Class NAV ($859,704,754 ÷ 86,510,260 shares)	$9.94
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$9.84

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       16

STATEMENT OF OPERATIONS  For the year ended 7-31-17

Investment income
Interest	$6,250,846
Dividends	34,906
Securities lending	2,611
Total investment income	6,288,363
Expenses
Investment management fees	10,518,403
Distribution and service fees	75,380
Accounting and legal services fees	188,153
Transfer agent fees	402,973
Trustees' fees	19,366
State registration fees	93,164
Printing and postage	39,101
Professional fees	68,471
Custodian fees	138,577
Other	26,180
Total expenses	11,569,768
Less expense reductions	(101,142)
Net expenses	11,468,626
Net investment loss	(5,180,263)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	96,762,781
96,762,781
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(39,212,125)
(39,212,125)
Net realized and unrealized gain	57,550,656
Increase in net assets from operations	$52,370,393

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-17	Year ended 7-31-16
Increase (decrease) in net assets
From operations
Net investment loss	($5,180,263)	($7,961,974)
Net realized gain	96,762,781	107,958,202
Change in net unrealized appreciation (depreciation)	(39,212,125)	17,167,946
Increase in net assets resulting from operations	52,370,393	117,164,174
From fund share transactions	315,931,106	(383,995,103)
Total increase (decrease)	368,301,499	(266,830,929)
Net assets
Beginning of year	1,049,150,005	1,315,980,934
End of year	$1,417,451,504	$1,049,150,005
Accumulated net investment loss	($2,407,380)	($4,062,847)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       18

Financial highlights

Class A Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.11	$8.23	$9.63	$9.91	$9.16
Net investment loss[1]	(0.08)	(0.10)	(0.12)	(0.13)	(0.14)
Net realized and unrealized gain (loss) on investments	0.51	0.98	(0.98)	0.50	1.02
Total from investment operations	0.43	0.88	(1.10)	0.37	0.88
Less distributions
From net realized gain	—	—	(0.30)	(0.65)	(0.13)
Net asset value, end of period	$9.54	$9.11	$8.23	$9.63	$9.91
Total return (%)[2,3]	4.83	10.56	(11.51)	4.13	9.69
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$21	$22	$48	$28
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.37	1.37	1.42	1.61
Expenses including reductions	1.34	1.36	1.35	1.42	1.60
Net investment loss	(0.83)	(1.13)	(1.29)	(1.36)	(1.50)
Portfolio turnover (%)[4]	0	0	0	0	0

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       19

Class C Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.23	$8.40	$10.01
Net investment loss[2]	(0.15)	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	0.52	0.99	(1.13)
Total from investment operations	0.37	0.83	(1.31)
Less distributions
From net realized gain	—	—	(0.30)
Net asset value, end of period	$9.60	$9.23	$8.40
Total return (%)[3,4]	4.01	9.88	(13.29	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.05	2.07	3.04	[7]
Expenses including reductions	2.04	2.06	2.25	[7]
Net investment loss	(1.52)	(1.81)	(2.19	) [7]
Portfolio turnover (%)[8]	0	0	0

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       20

Class I Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.35	$8.42	$9.81	$10.05	$9.24
Net investment loss[1]	(0.05)	(0.07)	(0.09)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.52	1.00	(1.00)	0.51	1.04
Total from investment operations	0.47	0.93	(1.09)	0.41	0.94
Less distributions
From net realized gain	—	—	(0.30)	(0.65)	(0.13)
Net asset value, end of period	$9.82	$9.35	$8.42	$9.81	$10.05
Total return (%)[2]	5.13	11.05	(11.29)	4.49	10.26
Ratios and supplemental data
Net assets, end of period (in millions)	$397	$210	$371	$392	$65
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.05	1.03	1.05	1.11
Expenses including reductions	1.03	1.04	1.02	1.05	1.11
Net investment loss	(0.49)	(0.82)	(0.96)	(1.00)	(1.01)
Portfolio turnover (%)[3]	0	0	0	0	0

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       21

Class R2 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.38	$8.46	$8.70
Net investment loss[2]	(0.07)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.52	1.01	(0.21)
Total from investment operations	0.45	0.92	(0.24)
Net asset value, end of period	$9.83	$9.38	$8.46
Total return (%)[3]	4.90	10.87	(2.76	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.23	1.18	[6]
Expenses including reductions	1.20	1.22	1.16	[6]
Net investment loss	(0.68)	(0.98)	(1.08	) [6]
Portfolio turnover (%)[7]	0	0	0

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       22

Class R4 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.39	$8.47	$8.70
Net investment loss[2]	(0.06)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	0.53	1.00	(0.20)
Total from investment operations	0.47	0.92	(0.23)
Net asset value, end of period	$9.86	$9.39	$8.47
Total return (%)[3]	5.11	10.86	(2.64	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.21	1.18	[6]
Expenses including reductions	1.09	1.10	1.06	[6]
Net investment loss	(0.57)	(0.87)	(0.98	) [6]
Portfolio turnover (%)[7]	0	0	0

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       23

Class R6 Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.42	$8.48	$9.86	$10.09	$9.27
Net investment loss[1]	(0.03)	(0.06)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	0.52	1.00	(1.00)	0.51	1.04
Total from investment operations	0.49	0.94	(1.08)	0.42	0.95
Less distributions
From net realized gain	—	—	(0.30)	(0.65)	(0.13)
Net asset value, end of period	$9.91	$9.42	$8.48	$9.86	$10.09
Total return (%)[2]	5.20	11.08	(11.13)	4.58	10.34
Ratios and supplemental data
Net assets, end of period (in millions)	$137	$38	$37	$81	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.96	0.94	1.04	1.52
Expenses including reductions	0.92	0.93	0.90	0.99	1.05
Net investment loss	(0.32)	(0.71)	(0.84)	(0.94)	(0.95)
Portfolio turnover (%)[3]	0	0	0	0	0

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       24

Class NAV Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.45	$8.50	$9.89	$10.11	$9.28
Net investment loss[1]	(0.04)	(0.06)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.53	1.01	(1.01)	0.51	1.04
Total from investment operations	0.49	0.95	(1.09)	0.43	0.96
Less distributions
From net realized gain	—	—	(0.30)	(0.65)	(0.13)
Net asset value, end of period	$9.94	$9.45	$8.50	$9.89	$10.11
Total return (%)[2]	5.19	11.05	(11.10)	4.66	10.43
Ratios and supplemental data
Net assets, end of period (in millions)	$860	$779	$886	$1,363	$1,098
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.94	0.91	0.91	0.92
Expenses including reductions	0.92	0.93	0.90	0.91	0.92
Net investment loss	(0.41)	(0.71)	(0.84)	(0.85)	(0.82)
Portfolio turnover (%)[3]	0	0	0	0	0

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       25

Notes to financial statements

Note 1 — Organization

John Hancock Absolute Return Currency Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve absolute return from investments in currency markets.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       26

As of July 31, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for money market funds, which is categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       27

in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended July 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2017 were $5,932.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2017, the fund has a long-term capital loss carryforward of $18,202,213 available to offset future net realized capital gains. This carryforward does not expire.

Qualified late year ordinary losses of $2,407,380 are treated as occurring on August 1, 2017, the first day of the fund's next taxable year.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2017, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       28

the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2017, the fund used forward foreign currency contracts to manage and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $16.6 billion to $24.2 billion, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$448,362,667	($471,311,990)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       29

the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Bank PLC Wholesale	($31,144,257)	—	$31,144,257	—
Deutsche Bank AG London	(2,528,583)	—	2,528,583	—
J. Aron & Company	46,935,618	$45,980,000	—	$955,618
Morgan Stanley Capital Services, Inc.	5,751,471	5,751,471	—	—
State Street Bank and Trust Company	(41,963,572)	—	39,288,223	(2,675,349)
Totals	($22,949,323)	$51,731,471	$72,961,063	($1,719,731)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for year ended July 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]
Foreign currency	$96,790,054
[1] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for year ended July 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]
Foreign currency	($38,931,956)
[1] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: a) 0.95% of the first $250 million of the fund's average daily net assets; b) 0.90% of the next $250 million of the fund's average daily net assets; and c) 0.85% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       30

assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis, attributable to the class. The class expense waiver expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended July 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$1,653	Class R4	$9
Class C	85	Class R6	12,559
Class I	26,538	Class NAV	60,177
Class R2	9	Total	$101,030

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2017 were equivalent to a net annual effective rate of 0.87% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $112 for Class R4 shares for the year ended July 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $15,128 for the year ended July 31, 2017. Of this amount, $2,630 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $12,498 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       31

to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2017, CDSCs received by the Distributor amounted to $626 for Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$63,962	$25,647
Class C	10,818	1,301
Class I	—	367,771
Class R2	319	19
Class R4	281	18
Class R6	—	8,217
Total	$75,380	$402,973

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2017 and 2016 were as follows:

		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,444,832	$13,810,524	1,128,672	$9,896,458
Repurchased	(1,441,413)	(13,717,280)	(1,515,042)	(13,090,285)
Net increase (decrease)	3,419	$93,244	(386,370)	($3,193,827)
Class C shares
Sold	47,234	$453,567	87,146	$785,965
Repurchased	(33,963)	(321,405)	(34,960)	(310,722)
Net increase	13,271	$132,162	52,186	$475,243
Class I shares
Sold	34,087,698	$331,495,536	6,020,596	$54,481,268
Repurchased	(16,127,876)	(158,717,093)	(27,517,945)	(237,748,884)
Net increase (decrease)	17,959,822	$172,778,443	(21,497,349)	($183,267,616)

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		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	2,500	$24,889	1,278	$11,342
Repurchased	(1,065)	(10,374)	(213)	(1,971)
Net increase	1,435	$14,515	1,065	$9,371
Class R6 shares
Sold	10,808,194	$108,643,532	1,462,106	$13,114,761
Repurchased	(986,755)	(9,797,134)	(1,746,085)	(15,194,097)
Net increase (decrease)	9,821,439	$98,846,398	(283,979)	($2,079,336)
Class NAV shares
Sold	13,023,797	$130,720,232	7,977,438	$73,142,823
Repurchased	(8,940,970)	(86,653,888)	(29,757,436)	(269,081,761)
Net increase (decrease)	4,082,827	$44,066,344	(21,779,998)	($195,938,938)
Total net increase (decrease)	31,882,213	$315,931,106	(43,894,445)	($383,995,103)

There were no fund share transactions for Class R4 for the years ended July 31, 2017 and 2016.

Affiliates of the fund owned 82%, 100%, and 100% of shares of Class R2, Class R4, and Class NAV, respectively, on July 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

For the year ended July 31, 2017, all purchases and sales of investments were short-term.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2017, funds within the John Hancock group of funds complex held 60.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	16.7%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	15.2%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	6.6%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.7%

Note 9 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Absolute Return Currency Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Absolute Return Currency Fund (the "Fund") as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2017

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with First Quadrant, L.P. (the Subadvisor) for John Hancock Absolute Return Currency Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24,2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in conection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
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(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its peer group average and benchmark index for the one-year, three-year, and five-year periods ended December 31, 2016. The Board noted the fund's favorable performance relative to its peer group average and benchmark index for the one-year, three-year, and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are the same as the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the

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Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

First Quadrant, L.P.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF388645	364A 7/17 9/17

John Hancock

Fundamental All Cap Core Fund

Annual report 7/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
24	Notes to financial statements
31	Auditor's report
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17 (%)

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks continued to climb

Postelection expectations of pro-growth policies and better-than-anticipated corporate earnings growth helped the equity market march higher, continuing the rally that dates back to March 2009.

Financial and information technology stocks soared

Financials and information technology, together about one-third of the fund's benchmark, the Russell 3000 Index, posted particularly strong gains this past year, while more defensive sectors were laggards.

Positioning in financials drove outperformance

A sizable overweight and favorable stock picks in the financials sector drove much of the fund's outperformance relative to the benchmark.

SECTOR COMPOSITION AS OF 7/31/17 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment during the 12 months ended July 31, 2017?

It was largely favorable, extending the long-term rally into its ninth year. The U.S. economy continued to improve, prompting the U.S. Federal Reserve to increase its short-term interest-rate target three times over the period. Donald Trump's election as president and Republican victories in Washington led to expectations of more policies that would promote economic growth. Plus, consumer and business spending increased, corporate earnings were stronger than expected, and market volatility was low. These tailwinds outweighed the challenges that came from rising long-term bond yields, mounting tensions with North Korea, and Congress's failure to pass new healthcare legislation. All market caps benefited, with small-cap stocks posting the strongest gains.

Which sectors fared best in this environment?

Within the fund's benchmark, the Russell 3000 Index, the biggest winner by far was the financials sector. Following the election, shares of banks, insurance companies, and asset managers rose on the belief that they would be among the leading beneficiaries of potentially higher interest rates, looser regulations, and corporate tax reform. Then, in June, all the big U.S. banks passed their annual stress tests—a measure of their capital adequacy in the event of a severe economic downturn—further bolstering returns in the sector. Other standouts included information technology, which was propelled higher by gains from a handful of well-known companies, and industrials and materials, which were lifted by expectations of increased infrastructure spending. In contrast, the telecommunication services and real estate sectors ended the period with modest declines, hurt by the postelection investor rotation toward more economically sensitive sectors.

How did the fund perform in this environment?

The fund outperformed its benchmark. A sizable overweight and positive security selection in the financials sector were by far the biggest contributors to outperformance. Our long-term, bottom-up focus on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and discounted stock prices relative to our estimate of

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       4

"Within the fund's benchmark, the Russell 3000 Index, the biggest winner by far was the financials sector."
intrinsic value had led us to a number of opportunities in the sector, which paid off in a big way this period. Sizable underweights in the real estate and healthcare sectors and a lack of exposure to telecommunication services also helped relative performance.

Which stocks gave the biggest boost versus the benchmark?

The biggest individual contributors included financial titans Bank of America Corp., Citigroup, Inc. and Morgan Stanley. All three positions were large overweights and top holdings at period end. Each stock was buoyed by better economic conditions, higher interest rates, and the prospect of less regulation. In addition, each of the companies received approval for sizable share buyback and dividend increases after passing their stress tests, which further boosted their returns.

Were there other standout contributors outside of financials?

The fund had a large stake and overweight in consumer technology leader Apple, Inc., which saw strong growth in its services business and also benefited from mounting expectations for the release of a tenth anniversary iPhone later this year. In the consumer discretionary sector, a big overweight in Amazon.com, Inc. helped, as the company's dominance in e-commerce, growing cloud computing services business, and expansion into new areas drove its return for the period: Amazon and Apple were the fund's largest holdings at period end.

Another standout in the consumer discretionary sector was home builder NVR, Inc., which gained from better-than-expected order growth in its home territory of the mid-Atlantic. In addition, housing demand exceeded supply, lifting home prices.

TOP 10 HOLDINGS AS OF 7/31/17 (%)

Amazon.com, Inc.	6.7
Apple, Inc.	6.3
Polaris Industries, Inc.	4.7
Affiliated Managers Group, Inc.	4.7
Alphabet, Inc., Class A	4.6
Citigroup, Inc.	4.6
The Goldman Sachs Group, Inc.	4.4
Bank of America Corp.	4.4
Facebook, Inc., Class A	4.3
Morgan Stanley	3.6
TOTAL	48.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       5

"We continue to find more attractive opportunities among large-cap stocks, which represented by far the largest portion of net assets at period end."

What hurt relative performance?

A small cash position in a strong up market modestly detracted versus the benchmark, followed by positioning in industrials and consumer discretionary. The biggest individual disappointment was mattress company Tempur Sealy International, Inc. within consumer discretionary. Its stock fell sharply when management decided to emphasize profits over volume, walking away from a low margin contract early in the year with its biggest customer, retailer Mattress Firm, Inc. (which wasn't in the fund). While painful near term, we expect the move to reward the company longer term.

In industrials, our biggest disappointment was TransDigm Group, Inc., a midsize manufacturer of aerospace components. TransDigm's stock fell sharply in January after the Trump administration talked about lowering costs for government-ordered aircraft, which investors feared would pressure parts pricing. The potential that higher interest rates could slow the company's growth-through-acquisitions strategy and the involvement of a short seller also contributed to our decision to eliminate the fund's stake early in 2017. To add insult to injury, we missed out when better-than-expected earnings results, driven in part by stronger defense revenues, later triggered a rebound in the stock.

An out-of-index investment in France-based food company Danone SA, best known for its Dannon yogurt, disappointed. Sluggish growth in its dairy business and regulatory changes affecting the baby formula business in China hurt performance. We held on to the fund's stake, believing the company is well positioned to grow over time.

Another underperformer was biotechnology giant Amgen, Inc., which saw its stock held back by management's decision not to increase the price of Enbrel, a rheumatoid arthritis treatment that is one of its core drugs. We think investors overreacted, given that the pricing choice will help preserve market share as Amgen awaits approval for promising new drugs it has in development.

How was the fund positioned at period end?

We've maintained an economically sensitive bias, with sizable overweights in the financials and consumer discretionary sectors. However, as always, our disciplined, bottom-up process led us to sell stocks that no longer met our investment criteria, which resulted in reduced stakes in consumer discretionary and industrials at period end.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       6

We added new positions as we found good buying opportunities, producing an increase to the healthcare, information technology, and financials weightings (including real estate). We continue to find more attractive opportunities among large-cap stocks, which represented by far the largest portion of net assets at period end.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2017

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		5-year	Since inception
Class A	14.07	14.84	11.94	[1]	99.77	100.51	[1]
Class C	18.31	--	9.24	[2]	--	31.45	[2]
Class I3	20.40	16.43	13.30	[1]	113.98	115.99	[1]
Class R2[3,4]	20.25	15.90	12.70	[1]	109.10	108.99	[1]
Class R4[3,4]	20.42	16.26	13.09	[1]	112.38	113.50	[1]
Class R6[3,4]	20.59	16.34	13.15	[1]	113.12	114.26	[1]
Index†	16.14	14.79	12.36	[1]	99.28	105.23	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.28	1.98	0.97	1.37	1.22	0.87
Net (%)	1.28	1.98	0.97	1.37	1.12	0.85

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C5	6-27-14	13,145	13,145	13,275
Class I3	6-1-11	21,599	21,599	20,523
Class R2[3,4]	6-1-11	20,899	20,899	20,523
Class R4[3,4]	6-1-11	21,350	21,350	20,523
Class R6[3,4]	6-1-11	21,426	21,426	20,523

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	From 6-27-14.
3	For certain types of investors as described in the fund's prospectus.
4	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15;. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2017	Ending value on 7-31-2017	Expenses paid during period ended 7-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,124.70	$6.74	1.28%
	Hypothetical example for comparison purposes	1,000.00	1,018.40	6.41	1.28%
Class C	Actual expenses/actual returns	1,000.00	1,121.20	10.41	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.00	9.89	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,126.10	5.06	0.96%
	Hypothetical example for comparison purposes	1,000.00	1,020.00	4.81	0.96%
Class R2	Actual expenses/actual returns	1,000.00	1,125.70	5.96	1.13%
	Hypothetical example for comparison purposes	1,000.00	1,019.20	5.66	1.13%
Class R4	Actual expenses/actual returns	1,000.00	1,126.20	5.48	1.04%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.21	1.04%
Class R6	Actual expenses/actual returns	1,000.00	1,126.70	4.53	0.86%
	Hypothetical example for comparison purposes	1,000.00	1,020.50	4.31	0.86%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       11

Fund’s investments

AS OF 7-31-17
	Shares	Value
Common stocks 95.7%		$66,846,213
(Cost $57,281,634)
Consumer discretionary 21.7%		15,143,762
Household durables 6.8%
Lennar Corp., A Shares	30,905	1,620,658
NVR, Inc. (A)	529	1,380,923
Tempur Sealy International, Inc. (A)	30,288	1,746,709
Internet and direct marketing retail 6.7%
Amazon.com, Inc. (A)	4,718	4,660,346
Leisure products 4.7%
Polaris Industries, Inc.	36,565	3,278,418
Media 1.2%
Liberty Media Corp.-Liberty Formula One, Series C (A)	24,625	866,061
Specialty retail 2.3%
CarMax, Inc. (A)	10,569	700,196
Group 1 Automotive, Inc.	14,953	890,451
Consumer staples 6.8%		4,739,164
Beverages 2.1%
Anheuser-Busch InBev NV, ADR	6,283	758,107
Diageo PLC, ADR	5,120	668,518
Food products 1.7%
Danone SA	16,159	1,205,787
Household products 3.0%
The Procter & Gamble Company	23,197	2,106,752
Energy 5.7%		3,972,378
Energy equipment and services 2.7%
National Oilwell Varco, Inc.	30,824	1,008,253
Schlumberger, Ltd.	12,767	875,816
Oil, gas and consumable fuels 3.0%
Kinder Morgan, Inc.	65,448	1,337,103
Suncor Energy, Inc.	23,029	751,206
Financials 25.4%		17,730,948
Banks 9.0%
Bank of America Corp.	127,516	3,075,686
Citigroup, Inc.	46,868	3,208,115
Capital markets 15.2%
Affiliated Managers Group, Inc.	17,488	3,249,795
BlackRock, Inc.	3,378	1,440,818
FactSet Research Systems, Inc.	2,058	344,139
Morgan Stanley	53,468	2,507,649
The Goldman Sachs Group, Inc.	13,758	3,100,090

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND 12

	Shares	Value
Financials (continued)
Consumer finance 1.2%
American Express Company	9,441	$804,656
Health care 7.5%		5,247,540
Biotechnology 3.0%
Amgen, Inc.	11,881	2,073,353
Pharmaceuticals 4.5%
Allergan PLC	4,541	1,145,831
Novartis AG, ADR	23,807	2,028,356
Industrials 5.1%		3,560,484
Electrical equipment 2.0%
Regal Beloit Corp.	8,582	715,310
Sensata Technologies Holding NV (A)	15,916	718,130
Machinery 0.8%
The Manitowoc Company, Inc. (A)	22,246	127,025
Welbilt, Inc. (A)	22,246	433,575
Professional services 1.8%
IHS Markit, Ltd. (A)	26,274	1,225,682
Trading companies and distributors 0.5%
United Rentals, Inc. (A)	1,616	192,239
WESCO International, Inc. (A)	2,898	148,523
Information technology 19.9%		13,940,003
Internet software and services 11.0%
Alphabet, Inc., Class A (A)	3,415	3,228,883
Facebook, Inc., Class A (A)	17,791	3,011,127
Twitter, Inc. (A)	91,760	1,476,418
Software 2.6%
Workday, Inc., Class A (A)	17,847	1,822,357
Technology hardware, storage and peripherals 6.3%
Apple, Inc.	29,592	4,401,218
Materials 1.7%		1,212,436
Paper and forest products 1.7%
Louisiana-Pacific Corp. (A)	48,285	1,212,436
Real estate 1.9%		1,299,498
Equity real estate investment trusts 1.9%
American Tower Corp.	9,532	1,299,498
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.0%				$2,132,000
(Cost $2,132,000)
U.S. Government Agency 1.5%				1,075,000
Federal Home Loan Bank Discount Note	0.700	08-01-17	320,000	320,000

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND 13

	Yield* (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Federal Home Loan Bank Discount Note	0.750	08-01-17	320,000	$320,000
Federal Home Loan Bank Discount Note	0.800	08-01-17	435,000	435,000
			Par value^	Value
Repurchase agreement 1.5%				1,057,000
Barclays Tri-Party Repurchase Agreement dated
7-31-17 at 1.020% to be repurchased at
$1,057,030 on 8-1-17, collateralized by
$1,077,200 U.S. Treasury Notes, 1.375% due
8-31-20 (valued at $1,078,263, including interest)			1,057,000	1,057,000
Total investments (Cost $59,413,634)† 98.7%				$68,978,213
Other assets and liabilities, net 1.3%				888,430
Total net assets 100.0%				$69,866,643
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-17, the aggregate cost of investment securities for federal income tax purposes was $59,519,857. Net unrealized appreciation aggregated to $9,458,356, of which $9,821,359 related to appreciated investment securities and $363,003 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND 14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-17

Assets
Investments, at value (Cost $59,413,634)	$68,978,213
Cash	541,892
Foreign currency, at value (Cost $1,702)	1,779
Receivable for investments sold	130,637
Receivable for fund shares sold	354,649
Dividends and interest receivable	50,868
Receivable due from advisor	213
Other receivables and prepaid expenses	51,265
Total assets	70,109,516
Liabilities
Payable for investments purchased	163,583
Payable for fund shares repurchased	7,018
Payable to affiliates
Accounting and legal services fees	1,719
Transfer agent fees	5,775
Trustees' fees	223
Other liabilities and accrued expenses	64,555
Total liabilities	242,873
Net assets	$69,866,643
Net assets consist of
Paid-in capital	$56,177,108
Undistributed net investment income	53,109
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,071,201
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,565,225
Net assets	$69,866,643

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($38,024,213 ÷ 2,117,901 shares)[1]	$17.95
Class C ($4,665,210 ÷ 264,053 shares)[1]	$17.67
Class I ($20,529,424 ÷ 1,132,125 shares)	$18.13
Class R2 ($121,875 ÷ 6,738 shares)	$18.09
Class R4 ($119,770 ÷ 6,614 shares)	$18.11
Class R6 ($6,406,151 ÷ 353,111 shares)	$18.14
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.89

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       15

STATEMENT OF OPERATIONS  For the year ended 7-31-17

Investment income
Dividends	$1,820,888
Interest	18,392
Less foreign taxes withheld	(23,019)
Total investment income	1,816,261
Expenses
Investment management fees	774,245
Distribution and service fees	129,422
Accounting and legal services fees	18,343
Transfer agent fees	54,030
Trustees' fees	2,794
State registration fees	88,066
Printing and postage	32,221
Professional fees	52,821
Custodian fees	14,579
Other	13,823
Total expenses	1,180,344
Less expense reductions	(48,161)
Net expenses	1,132,183
Net investment income	684,078
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	8,372,210
Redemption in kind	17,773,596
26,145,806
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(4,942,934)
(4,942,934)
Net realized and unrealized gain	21,202,872
Increase in net assets from operations	$21,886,950

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-17	Year ended 7-31-16
Increase (decrease) in net assets
From operations
Net investment income	$684,078	$455,812
Net realized gain (loss)	26,145,806	(1,698,424)
Change in net unrealized appreciation (depreciation)	(4,942,934)	(1,578,618)
Increase (decrease) in net assets resulting from operations	21,886,950	(2,821,230)
Distributions to shareholders
From net investment income
Class A	(44,099)	—
Class I	(34,466)	(10,025)
Class R2	(333)	—
Class R4	(424)	(40)
Class R6	(17,425)	(493)
Class NAV[1]	(549,199)	(160,507)
From net realized gain
Class A	—	(1,493,512)
Class C	—	(166,569)
Class I	—	(656,047)
Class R2	—	(6,073)
Class R4	—	(5,211)
Class R6	—	(21,668)
Class NAV[1]	—	(5,734,995)
Total distributions	(645,946)	(8,255,140)
From fund share transactions	(110,697,141)	12,413,789
Total increase (decrease)	(89,456,137)	1,337,419
Net assets
Beginning of year	159,322,780	157,985,361
End of year	$69,866,643	$159,322,780
Undistributed net investment income	$53,109	$65,401

1	Class NAV shares were liquidated on 3-3-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       17

Financial highlights

Class A Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$14.97	$16.16	$14.33	$12.88	$9.96
Net investment income (loss)[1]	0.03	— [2]	(0.04)	— [2]	0.06
Net realized and unrealized gain (loss) on investments	2.97	(0.40)	2.27	2.12	3.16
Total from investment operations	3.00	(0.40)	2.23	2.12	3.22
Less distributions
From net investment income	(0.02)	—	—	(0.01)	(0.06)
From net realized gain	—	(0.79)	(0.40)	(0.66)	(0.24)
Total distributions	(0.02)	(0.79)	(0.40)	(0.67)	(0.30)
Net asset value, end of period	$17.95	$14.97	$16.16	$14.33	$12.88
Total return (%)[3,4]	20.07	(2.43)	15.77	16.62	32.93
Ratios and supplemental data
Net assets, end of period (in millions)	$38	$30	$23	$14	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.28	1.30	1.78	2.78
Expenses including reductions	1.26	1.27	1.29	1.30	1.30
Net investment income (loss)	0.18	(0.03)	(0.29)	(0.02)	0.51
Portfolio turnover (%)	52	40	42	44	59

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       18

Class C Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14[1]
Per share operating performance
Net asset value, beginning of period	$14.81	$16.11	$14.37	$14.54
Net investment loss[2]	(0.09)	(0.11)	(0.16)	(0.02)
Net realized and unrealized gain (loss) on investments	2.95	(0.40)	2.30	(0.15)
Total from investment operations	2.86	(0.51)	2.14	(0.17)
Less distributions
From net realized gain	—	(0.79)	(0.40)	—
Net asset value, end of period	$17.67	$14.81	$16.11	$14.37
Total return (%)[3,4]	19.31	(3.14)	15.09	(1.17	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$3	$2	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.05	1.98	2.69	17.05	[7]
Expenses including reductions	1.96	1.97	2.00	2.00	[7]
Net investment loss	(0.54)	(0.74)	(1.06)	(1.39	) [7]
Portfolio turnover (%)	52	40	42	44	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       19

Class I Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$15.12	$16.27	$14.39	$12.93	$9.99
Net investment income[1]	0.07	0.04	0.01	0.05	0.09
Net realized and unrealized gain (loss) on investments	3.01	(0.39)	2.29	2.12	3.19
Total from investment operations	3.08	(0.35)	2.30	2.17	3.28
Less distributions
From net investment income	(0.07)	(0.01)	(0.02)	(0.05)	(0.10)
From net realized gain	—	(0.79)	(0.40)	(0.66)	(0.24)
Total distributions	(0.07)	(0.80)	(0.42)	(0.71)	(0.34)
Net asset value, end of period	$18.13	$15.12	$16.27	$14.39	$12.93
Total return (%)[2]	20.40	(2.08)	16.20	17.01	34.48
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$8	$11	$6	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	0.97	1.05	1.76	3.18
Expenses including reductions	0.95	0.95	0.94	0.94	0.91
Net investment income	0.42	0.27	0.07	0.37	0.80
Portfolio turnover (%)	52	40	42	44	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       20

Class R2 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$15.09	$16.26	$15.12
Net investment income (loss)[2]	0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.99	(0.40)	1.15
Total from investment operations	3.05	(0.38)	1.14
Less distributions
From net investment income	(0.05)	—	—
From net realized gain	—	(0.79)	—
Total distributions	(0.05)	(0.79)	—
Net asset value, end of period	$18.09	$15.09	$16.26
Total return (%)[3]	20.25	(2.28)	7.54	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.12	1.10	[6]
Expenses including reductions	1.11	1.11	1.10	[6]
Net investment income (loss)	0.35	0.13	(0.19	) [6]
Portfolio turnover (%)	52	40	42	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       21

Class R4 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$15.10	$16.27	$15.12
Net investment income (loss)[2]	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	3.00	(0.40)	1.16
Total from investment operations	3.07	(0.37)	1.15
Less distributions
From net investment income	(0.06)	(0.01)	—
From net realized gain	—	(0.79)	—
Total distributions	(0.06)	(0.80)	—
Net asset value, end of period	$18.11	$15.10	$16.27
Total return (%)[3]	20.42	(2.24)	7.61	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.12	1.10	[6]
Expenses including reductions	1.01	1.01	1.00	[6]
Net investment income (loss)	0.45	0.23	(0.09	) [6]
Portfolio turnover (%)	52	40	42	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       22

Class R6 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$15.12	$16.28	$15.12
Net investment income[2]	0.09	0.07	—	[3]
Net realized and unrealized gain (loss) on investments	3.01	(0.42)	1.16
Total from investment operations	3.10	(0.35)	1.16
Less distributions
From net investment income	(0.08)	(0.02)	—
From net realized gain	—	(0.79)	—
Total distributions	(0.08)	(0.81)	—
Net asset value, end of period	$18.14	$15.12	$16.28
Total return (%)[4]	20.59	(2.10)	7.67	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$3	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.86	0.85	[7]
Expenses including reductions	0.85	0.84	0.83	[7]
Net investment income	0.52	0.49	0.01	[7]
Portfolio turnover (%)	52	40	42	[8]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

On March 3, 2017, Class NAV was fully liquidated.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2017, by major security category or type:

	Total value at 7-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$15,143,762	$15,143,762	—	—
Consumer staples	4,739,164	3,533,377	$1,205,787	—
Energy	3,972,378	3,972,378	—	—
Financials	17,730,948	17,730,948	—	—
Health care	5,247,540	5,247,540	—	—
Industrials	3,560,484	3,560,484	—	—
Information technology	13,940,003	13,940,003	—	—
Materials	1,212,436	1,212,436	—	—
Real estate	1,299,498	1,299,498	—	—
Short-term investments	2,132,000	—	2,132,000	—
Total investments in securities	$68,978,213	$65,640,426	$3,337,787	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended July 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2017 were $3,024.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

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The tax character of distributions for the years ended July 31, 2017 and 2016 was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$645,946	$1,680,083
Long-term capital gains	—	6,575,057
Total	$645,946	$8,255,140

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2017, the components of distributable earnings on a tax basis consisted of $53,109 of undistributed ordinary income and of $4,177,424 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, partnerships and in-kind transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund's aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis attributable to the class. The class expense waiver expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its management fee, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d)

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litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund. Prior to November 30, 2016 this waiver was contractual.

The expense reductions described above amounted to the following for the year ended July 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$26,556	Class R4	$89
Class C	2,803	Class R6	4,382
Class I	9,155	Class NAV	4,977
Class R2	91	Total	$48,053

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the year ended July 31, 2017 were equivalent to a net annual effective rate of 0.63% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $108 for Class R4 shares for the year ended July 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $91,898 for the year ended July 31, 2017. Of this amount, $14,876 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $74,687 was paid as sales commissions to broker-dealers and $2,335 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2017 CDSCs received by the Distributor amounted to $810 for Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in

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one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$95,812	$38,373
Class C	33,061	3,956
Class I	—	11,005
Class R2	279	17
Class R4	270	17
Class R6	—	662
Total	$129,422	$54,030

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2017 and 2016 were as follows:

		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,014,321	$16,662,793	1,054,329	$15,577,588
Distributions reinvested	2,782	44,038	100,945	1,491,961
Repurchased	(907,934)	(14,640,469)	(581,526)	(8,114,630)
Net increase	109,169	$2,066,362	573,748	$8,954,919
Class C shares
Sold	140,596	$2,294,877	143,073	$2,166,078
Distributions reinvested	—	—	11,346	166,569
Repurchased	(56,427)	(894,645)	(88,393)	(1,174,300)
Net increase	84,169	$1,400,232	66,026	$1,158,347
Class I shares
Sold	1,148,414	$19,373,564	632,419	$9,528,304
Distributions reinvested	2,160	34,466	44,733	666,072
Repurchased	(564,647)	(9,019,810)	(776,221)	(11,270,291)
Net increase (decrease)	585,927	$10,388,220	(99,069)	($1,075,915)
Class R2 shares
Sold	55	$947	1,233	$18,764
Distributions reinvested	—	—	58	862
Repurchased	(34)	(573)	(1,188)	(17,598)
Net increase	21	$374	103	$2,028

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		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	143,355	$2,463,700	212,780	$2,975,549
Distributions reinvested	1,092	17,425	1,130	16,832
Repurchased	(6,384)	(102,619)	(9,090)	(124,186)
Net increase	138,063	$2,378,506	204,820	$2,868,195
Class NAV shares
Sold	19,943	$300,533	517,954	$7,118,751
Distributions reinvested	34,411	549,199	395,936	5,895,502
Repurchased	(7,648,620)	(127,780,567)	(818,953)	(12,508,038)
Net increase (decrease)	(7,594,266)	($126,930,835)	94,937	$506,215
Total net increase (decrease)	(6,676,917)	($110,697,141)	840,565	$12,413,789

There were no fund share transactions for Class R4 for the years ended July 31, 2017 and 2016.

Class NAV liquidated on March 3, 2017.

Affiliates of the fund owned 98% and 100% of shares of Class R2 and Class R4, respectively, on July 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

On February 28, 2017, there was a redemption in kind from Class NAV of $87,117,054, which represented approximately 54% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statement of operations.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and redemptions in kind, amounted to $56,190,382 and $81,421,482 respectively, for the year ended July 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's asset is economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental All Cap Core Fund (the "Fund") as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24,2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in conection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
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(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its peer group average for the one-year, three-year, and five-year periods ending December 31, 2016 and outperformed its benchmark index for the five-year period ending December 31, 2016 and underperformed its benchmark index for the one- and three-year periods. The Board noted the fund's favorable performance relative to its peer group average for the one-year, three-year, and five-year periods ending December 31, 2016 and its benchmark index for the one-year and five-year periods ending December 31, 2016. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(j)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(k)	noted that the subadvisory fee for the fund is paid by the Advisor;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

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Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

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INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

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Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF388646	376A 7/17 9/17

John Hancock

Fundamental Large Cap Value Fund

Annual report 7/31/17

A message to shareholders

Dear shareholder,

Equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. With the U.S. bull market in its ninth year, investors in U.S. equities should expect more tempered returns going forward, given high valuations and tightening monetary policy. Indeed non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks continued to climb

The rally that dates back to March 2009 continued, spurred by both postelection expectations of pro-growth policies and better-than-anticipated corporate earnings growth.

Financial stocks outperformed

Financial stocks surged, benefiting from higher interest rates, the potential for deregulation under the new administration, and favorable late-period results from annual bank stress tests.

Positioning in financials drove outperformance

Security selection and a sizable overweight in the financials sector gave the biggest boost to the fund's relative performance.

SECTOR COMPOSITION AS OF 7/31/17 (%)

Financials	32.2
Health care	14.1
Information technology	12.4
Energy	11.7
Industrials	10.5
Consumer discretionary	9.4
Consumer staples	8.6
Short-term investments and other	1.1

As a percentage of net assets.

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause a fund to, at times, underperform equity funds that use other investment strategies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment during the 12 months ended July 31, 2017?

It was largely favorable, helping to extend the long-term rally. The U.S. economy continued to recover, with the U.S. Federal Reserve increasing its short-term interest-rate target three times over the past year. Donald Trump's election as president and Republican victories in Washington led to expectations of pro-growth policies that would benefit equities. In addition, increased consumer and business spending fueled anticipation that the economy would expand at a faster pace. Corporate earnings were stronger than expected and market volatility was low. These tailwinds outweighed the challenges that came from rising long-term bond yields, mounting tensions with North Korea, and Congress's failure to pass new healthcare legislation. Stocks across all market capitalizations posted strong gains; however, within the large-cap segment, value lagged growth.

Which sectors fared best in this environment?

Within the fund's benchmark, the Russell 1000 Value Index, the biggest winner by far was the financials sector, which makes up roughly 25% of the index. Following the election, shares of banks, insurance companies, and asset managers rallied on the belief that they would be among the biggest beneficiaries of higher interest rates, looser regulations, and corporate tax reform. Then, in June, for the first time, all the big U.S. banks passed their annual stress tests—a measure of their capital adequacy in the event of a severe economic downturn— which further bolstered their returns. Other standouts included information technology, which was propelled higher by strong gains from some sector leaders, and industrials and materials, which were lifted by expectations of increased infrastructure spending.

By contrast, the telecommunication services, energy, and real estate sectors ended the period with declines, hurt by the postelection investor rotation toward more economically sensitive sectors.

How did the fund perform in this environment?

The fund's Class A shares returned 16.40% (excluding sales charges), outperforming its benchmark. Security selection and a sizable overweight in the financials sector, on average about

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       4

"Security selection and a sizable overweight in the financials sector, on average about one-third of the fund's assets, drove most of the outperformance."
one-third of the fund's assets, drove most of the outperformance. Our long-term, bottom-up focus on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and discounted stock prices relative to our estimate of intrinsic value had led us to a number of opportunities in the sector, which paid off during the period. In addition, a negligible stake in real estate, positioning in information technology, and lack of exposure to the telecommunication services and utilities sectors helped relative performance.

Which stocks gave the biggest boost versus the benchmark?

Top individual contributors included financial titans Bank of America Corp., Morgan Stanley, Citigroup, Inc., The Goldman Sachs Group, Inc. and JPMorgan Chase & Co. All five positions were large overweights and top fund holdings at period end. Each stock was buoyed by better economic conditions, higher interest rates, and the prospect of less regulation. Most of these companies announced sizable share buyback and dividend increases after passing June's stress tests, further bolstering their returns.

Were there standout contributors outside of financials?

The fund had a sizable stake and overweight in consumer technology leader Apple, Inc., which saw better-than-expected financial results fuel its sharp gain. The company's solid iPhone franchise, strong growth in its services business, and mounting expectations for the release of a tenth anniversary iPhone later this year helped drive results. In the consumer discretionary sector, an out-of-index investment in homebuilder NVR, Inc. helped, thanks to better-than-expected order growth, driven in part by strength in the company's home territory of the mid-Atlantic. Plus, housing demand continued to exceed supply due in part to a shortage of construction laborers. In the industrials

COUNTRY COMPOSITION AS OF 7/31/17 (%)

United States	87.3
Ireland	3.6
Switzerland	2.5
Belgium	1.6
Canada	1.5
Netherlands	1.3
France	1.1
United Kingdom	1.1
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       5

"We added new positions as we found opportunities, producing an increase to the fund's healthcare weighting."
sector, winners included heavy equipment rental company United Rentals, Inc., which gained from the prospect that more infrastructure spending would boost demand for its products.

What hurt relative performance?

Picks in consumer discretionary, industrials, and materials hindered the fund's results. The biggest individual disappointment was mattress company Tempur Sealy International, Inc. within consumer discretionary. Its stock sank when management decided to emphasize profits over volume, walking away from a low margin contract with its biggest customer, retailer Mattress Firm, Inc. (which the fund did not own). Another detractor in this sector was a non-index position in home improvement retailer Lowe's Companies, Inc. Its shares declined due to weaker-than-expected same-store sales and profits, both of which lagged those of larger rival Home Depot, Inc. (also not in the fund). We eliminated Lowe's from the portfolio before period end.

Which other stocks detracted this period?

An investment in exploration and production company Occidental Petroleum Corp. slid, as a slow start by the company's new CEO and weak energy prices caused the company to miss earnings expectations and lower its outlook. In materials, our only holding this past year was Louisiana-Pacific Corp., which is not in the index. This midsize company is a leading manufacturer of oriented strand board, a type of engineered lumber used in flooring, walls, and roof sheathing. Although the housing market continued to recover, the stock experienced some near-term volatility.

TOP 10 HOLDINGS AS OF 7/31/17 (%)

Citigroup, Inc.	5.0
Bank of America Corp.	4.8
Apple, Inc.	4.6
JPMorgan Chase & Co.	4.5
The Goldman Sachs Group, Inc.	4.3
Morgan Stanley	3.8
Exxon Mobil Corp.	3.2
American Express Company	2.7
eBay, Inc.	2.7
United Technologies Corp.	2.6
TOTAL	38.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       6

Another disappointment was QUALCOMM, Inc., which licenses wireless communications technology and makes semiconductor chips used in mobile phones. Its stock fell, following a series of fines and lawsuits related to its licensing fees. News that Apple planned to withhold payments to its iPhone suppliers, cutting off the suppliers' ability to pay royalties to QUALCOMM, forced the company to reduce its profit forecast. We decided there were better opportunities elsewhere and exited QUALCOMM, Louisiana-Pacific, and Occidental before period end.

How was the fund positioned at period end?

It still has an economically sensitive bias, with overweights in the financials, information technology, and consumer discretionary sectors. However, our disciplined, bottom-up process led us to sell stocks that no longer met our investment criteria, resulting in a reduction to consumer discretionary exposure. We added new positions as we found opportunities, producing an increase to the fund's healthcare weighting.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Nicholas P. Renart On the fund since 2015 Investing since 2005

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2017

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		5-year	Since inception
Class A	10.58	12.32	10.47	[1]	78.80	84.84	[1]
Class C	14.63	--	5.26	[2]	--	17.18	[2]
Class I3	16.81	13.86	11.80	[1]	91.37	98.91	[1]
Class R2[3,4]	16.43	13.60	11.52	[1]	89.19	95.85	[1]
Class R4[3,4]	16.70	13.69	11.59	[1]	89.97	96.66	[1]
Class R6[3,4]	16.93	14.09	12.01	1.	93.35	101.32	[1]
Class NAV[3]	16.93	14.07	16.43	[5]	93.11	146.92	[5]
Index†	13.76	14.00	11.56	[1]	92.57	96.30	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.11	1.81	0.79	1.20	1.05	0.70	0.68
Net (%)	1.11	1.81	0.79	1.20	0.95	0.68	0.68

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C6	6-27-14	11,718	11,718	13,338
Class I3	6-1-11	19,891	19,891	19,630
Class R2[3,4]	6-1-11	19,585	19,585	19,630
Class R4[3,4]	6-1-11	19,666	19,666	19,630
Class R6[3,4]	6-1-11	20,132	20,132	19,630
Class NAV[3]	8-23-11	24,692	24,692	19,630

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	From 6-27-14.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
5	From 8-23-11.
6	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2017	Ending value on 7-31-2017	Expenses paid during period ended 7-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,076.50	$5.66	1.10%
	Hypothetical example for comparison purposes	1,000.00	1,019.30	5.51	1.10%
Class C	Actual expenses/actual returns	1,000.00	1,073.40	9.25	1.80%
	Hypothetical example for comparison purposes	1,000.00	1,015.90	9.00	1.80%
Class I	Actual expenses/actual returns	1,000.00	1,078.40	4.07	0.79%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	3.96	0.79%
Class R2	Actual expenses/actual returns	1,000.00	1,077.10	5.67	1.10%
	Hypothetical example for comparison purposes	1,000.00	1,019.30	5.51	1.10%
Class R4	Actual expenses/actual returns	1,000.00	1,077.80	4.38	0.85%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.26	0.85%
Class R6	Actual expenses/actual returns	1,000.00	1,079.30	3.51	0.68%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.41	0.68%
Class NAV	Actual expenses/actual returns	1,000.00	1,079.30	3.56	0.69%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.46	0.69%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       11

Fund’s investments

AS OF 7-31-17
	Shares	Value
Common stocks 98.9%		$791,631,927
(Cost $679,342,986)
Consumer discretionary 9.4%		75,713,417
Hotels, restaurants and leisure 1.6%
McDonald’s Corp.	82,589	12,812,857
Household durables 4.8%
Lennar Corp., A Shares	317,097	16,628,567
NVR, Inc. (A)	3,152	8,228,107
Tempur Sealy International, Inc. (A)	234,590	13,528,805
Media 2.0%
Twenty-First Century Fox, Inc., Class A	563,235	16,390,139
Specialty retail 1.0%
Group 1 Automotive, Inc.	136,439	8,124,942
Consumer staples 8.6%		69,193,920
Beverages 2.9%
Anheuser-Busch InBev NV, ADR	109,355	13,194,774
Heineken Holding NV	103,655	10,182,991
Food products 1.1%
Danone SA	121,627	9,075,827
Household products 1.6%
The Procter & Gamble Company	142,180	12,912,788
Tobacco 3.0%
Imperial Brands PLC	212,210	8,739,505
Philip Morris International, Inc.	129,278	15,088,035
Energy 11.7%		93,502,287
Energy equipment and services 2.7%
National Oilwell Varco, Inc.	310,492	10,156,193
Schlumberger, Ltd.	166,022	11,389,109
Oil, gas and consumable fuels 9.0%
Chevron Corp.	151,926	16,588,800
Exxon Mobil Corp.	315,507	25,253,180
Kinder Morgan, Inc.	899,566	18,378,133
Suncor Energy, Inc.	359,806	11,736,872
Financials 32.2%		257,502,484
Banks 16.1%
Bank of America Corp.	1,594,350	38,455,722
CIT Group, Inc.	294,146	14,016,057
Citigroup, Inc.	580,016	39,702,095
JPMorgan Chase & Co.	396,604	36,408,247
Capital markets 11.9%
Affiliated Managers Group, Inc.	111,305	20,683,808

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND 12

	Shares	Value
Financials (continued)
Capital markets (continued)
Invesco, Ltd.	275,405	$9,575,832
Morgan Stanley	649,940	30,482,186
The Goldman Sachs Group, Inc.	153,948	34,689,103
Consumer finance 2.7%
American Express Company	249,963	21,304,346
Insurance 1.5%
American International Group, Inc.	186,174	12,185,088
Health care 14.1%		112,920,420
Biotechnology 3.9%
Amgen, Inc.	44,118	7,699,032
Gilead Sciences, Inc.	142,781	10,864,206
Shire PLC, ADR	72,828	12,201,603
Health care equipment and supplies 3.0%
Danaher Corp.	95,224	7,759,804
Medtronic PLC	197,423	16,577,609
Health care providers and services 0.9%
Patterson Companies, Inc.	176,424	7,360,409
Pharmaceuticals 6.3%
Allergan PLC	70,178	17,708,015
Merck & Company, Inc.	204,913	13,089,842
Novartis AG, ADR	230,750	19,659,900
Industrials 10.5%		83,803,903
Aerospace and defense 3.7%
L3 Technologies, Inc.	48,452	8,477,646
United Technologies Corp.	175,374	20,794,095
Industrial conglomerates 1.9%
General Electric Company	590,997	15,135,433
Professional services 1.0%
Nielsen Holdings PLC	182,926	7,867,650
Road and rail 2.4%
Union Pacific Corp.	188,393	19,396,943
Trading companies and distributors 1.5%
United Rentals, Inc. (A)	101,985	12,132,136
Information technology 12.4%		98,995,496
Communications equipment 1.0%
Cisco Systems, Inc.	245,350	7,716,258
Internet software and services 2.7%
eBay, Inc. (A)	594,281	21,233,660
Software 4.1%
Microsoft Corp.	255,984	18,610,037

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND 13

			Shares	Value
Information technology (continued)
Software (continued)
Oracle Corp.			292,541	$14,606,572
Technology hardware, storage and peripherals 4.6%
Apple, Inc.			247,623	36,828,969
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.2%				$9,539,000
(Cost $9,539,000)
U.S. Government Agency 0.7%				5,633,000
Federal Home Loan Bank Discount Note	0.500	08-01-17	919,000	919,000
Federal Home Loan Bank Discount Note	0.700	08-01-17	1,142,000	1,142,000
Federal Home Loan Bank Discount Note	0.750	08-01-17	1,142,000	1,142,000
Federal Home Loan Bank Discount Note	0.800	08-01-17	2,430,000	2,430,000
			Par value^	Value
Repurchase agreement 0.5%				3,906,000
Barclays Tri-Party Repurchase Agreement dated
7-31-17 at 1.020% to be repurchased at
$3,770,107 on 8-1-17, collateralized by
$3,841,800 U.S. Treasury Notes, 1.375% due
8-31-20 (valued at $3,845,591, including interest)			3,770,000	3,770,000
Repurchase Agreement with State Street Corp. dated
7-31-17 at 0.340% to be repurchased at
$136,001 on 8-1-17, collateralized by $140,000
U.S. Treasury Notes, 2.125% due 2-29-24 (valued
at $141,795, including interest)			136,000	136,000
Total investments (Cost $688,881,986)† 100.1%				$801,170,927
Other assets and liabilities, net (0.1%)				(509,777)
Total net assets 100.0%				$800,661,150
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-17, the aggregate cost of investment securities for federal income tax purposes was $689,432,553. Net unrealized appreciation aggregated to $111,738,374, of which $118,175,217 related to appreciated investment securities and $6,436,843 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND 14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-17

Assets
Investments, at value (Cost $688,881,986)	$801,170,927
Cash	879
Foreign currency, at value (Cost $54)	55
Receivable for fund shares sold	293,943
Dividends and interest receivable	656,915
Other receivables and prepaid expenses	49,761
Total assets	802,172,480
Liabilities
Payable for investments purchased	1,214,622
Payable for fund shares repurchased	186,004
Payable to affiliates
Accounting and legal services fees	19,743
Transfer agent fees	2,610
Distribution and service fees	77
Trustees' fees	389
Other liabilities and accrued expenses	87,885
Total liabilities	1,511,330
Net assets	$800,661,150
Net assets consist of
Paid-in capital	$644,739,093
Undistributed net investment income	4,398,125
Accumulated net realized gain (loss) on investments and foreign currency transactions	39,234,990
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	112,288,942
Net assets	$800,661,150

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($20,569,247 ÷ 1,419,166 shares)[1]	$14.49
Class C ($2,057,345 ÷ 142,207 shares)[1]	$14.47
Class I ($4,927,259 ÷ 338,051 shares)	$14.58
Class R2 ($305,894 ÷ 21,054 shares)	$14.53
Class R4 ($108,538 ÷ 7,457.122 shares)	$14.55
Class R6 ($1,225,514 ÷ 84,116 shares)	$14.57
Class NAV ($771,467,353 ÷ 52,955,706 shares)	$14.57
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.25

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       15

STATEMENT OF OPERATIONS  For the year ended 7-31-17

Investment income
Dividends	$19,856,691
Interest	84,325
Less foreign taxes withheld	(336,236)
Total investment income	19,604,780
Expenses
Investment management fees	5,787,130
Distribution and service fees	74,037
Accounting and legal services fees	141,306
Transfer agent fees	27,891
Trustees' fees	18,147
State registration fees	83,505
Printing and postage	30,517
Professional fees	59,943
Custodian fees	113,685
Other	25,744
Total expenses	6,361,905
Less expense reductions	(70,269)
Net expenses	6,291,636
Net investment income	13,313,144
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	62,186,470
Realized gain on investments not meeting investment restrictions	32,958
Redemption in kind	232,408,739
294,628,167
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(158,528,830)
(158,528,830)
Net realized and unrealized gain	136,099,337
Increase in net assets from operations	$149,412,481

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-17	Year ended 7-31-16
Increase (decrease) in net assets
From operations
Net investment income	$13,313,144	$16,197,908
Net realized gain (loss)	294,628,167	(19,270,120)
Change in net unrealized appreciation (depreciation)	(158,528,830)	(26,991,785)
Increase (decrease) in net assets resulting from operations	149,412,481	(30,063,997)
Distributions to shareholders
From net investment income
Class A	(377,440)	(109,710)
Class C	(24,838)	—
Class I	(63,533)	(30,733)
Class R2	(5,693)	(868)
Class R4	(2,399)	(948)
Class R6	(24,466)	(1,761)
Class NAV	(17,083,834)	(13,323,131)
From net realized gain
Class A	(126,714)	(669,154)
Class C	(11,781)	(52,284)
Class I	(18,750)	(124,953)
Class R2	(1,850)	(4,189)
Class R4	(720)	(4,087)
Class R6	(6,941)	(6,443)
Class NAV	(4,840,712)	(48,753,619)
Total distributions	(22,589,671)	(63,081,880)
From fund share transactions	(554,250,979)	11,272,138
Total decrease	(427,428,169)	(81,873,739)
Net assets
Beginning of year	1,228,089,319	1,309,963,058
End of year	$800,661,150	$1,228,089,319
Undistributed net investment income	$4,398,125	$9,020,232

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       17

Financial highlights

Class A Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$12.80	$13.84	$13.62	$13.11	$10.27
Net investment income[1]	0.12	0.12	0.09	0.07	0.11
Net realized and unrealized gain (loss) on investments	1.96	(0.52)	0.94	1.82	3.32
Total from investment operations	2.08	(0.40)	1.03	1.89	3.43
Less distributions
From net investment income	(0.29)	(0.09)	(0.07)	(0.09)	(0.10)
From net realized gain	(0.10)	(0.55)	(0.74)	(1.29)	(0.49)
Total distributions	(0.39)	(0.64)	(0.81)	(1.38)	(0.59)
Net asset value, end of period	$14.49	$12.80	$13.84	$13.62	$13.11
Total return (%)[2,3]	16.40	(2.92)	7.64	15.08	34.46
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$17	$16	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.11	1.14	1.34	1.53
Expenses including reductions	1.10	1.10	1.13	1.30	1.30
Net investment income	0.88	0.93	0.62	0.54	0.96
Portfolio turnover (%)	49	21	20	24	38

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       18

Class C Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14[1]
Per share operating performance
Net asset value, beginning of period	$12.79	$13.83	$13.66	$13.87
Net investment income (loss)[2]	0.02	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.96	(0.52)	0.95	(0.20)
Total from investment operations	1.98	(0.49)	0.91	(0.21)
Less distributions
From net investment income	(0.20)	—	—	—
From net realized gain	(0.10)	(0.55)	(0.74)	—
Total distributions	(0.30)	(0.55)	(0.74)	—
Net asset value, end of period	$14.47	$12.79	$13.83	$13.66
Total return (%)[3,4]	15.63	(3.59)	6.73	(1.51	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.81	2.60	17.11	[7]
Expenses including reductions	1.80	1.80	2.00	2.00	[7]
Net investment income (loss)	0.17	0.22	(0.26)	(0.69	) [7]
Portfolio turnover (%)	49	21	20	24	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       19

Class I Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$12.87	$13.92	$13.68	$13.17	$10.30
Net investment income[1]	0.16	0.16	0.11	0.13	0.18
Net realized and unrealized gain (loss) on investments	1.98	(0.53)	0.96	1.81	3.32
Total from investment operations	2.14	(0.37)	1.07	1.94	3.50
Less distributions
From net investment income	(0.33)	(0.13)	(0.09)	(0.14)	(0.14)
From net realized gain	(0.10)	(0.55)	(0.74)	(1.29)	(0.49)
Total distributions	(0.43)	(0.68)	(0.83)	(1.43)	(0.63)
Net asset value, end of period	$14.58	$12.87	$13.92	$13.68	$13.17
Total return (%)[2]	16.81	(2.64)	7.93	15.40	35.11
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$3	$3	$2	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.79	0.94	1.53	1.09
Expenses including reductions	0.79	0.78	0.93	0.94	0.92
Net investment income	1.18	1.24	0.76	0.96	1.50
Portfolio turnover (%)	49	21	20	24	38

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       20

Class R2 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$12.84	$13.90	$13.41
Net investment income[2]	0.12	0.13	0.03
Net realized and unrealized gain (loss) on investments	1.97	(0.53)	0.46
Total from investment operations	2.09	(0.40)	0.49
Less distributions
From net investment income	(0.30)	(0.11)	—
From net realized gain	(0.10)	(0.55)	—
Total distributions	(0.40)	(0.66)	—
Net asset value, end of period	$14.53	$12.84	$13.90
Total return (%)[3]	16.43	(2.88)	3.65	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.05	0.93	[6]
Expenses including reductions	1.10	1.04	0.92	[6]
Net investment income	0.90	1.07	0.67	[6]
Portfolio turnover (%)	49	21	20	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       21

Class R4 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$12.85	$13.90	$13.41
Net investment income[2]	0.16	0.15	0.04
Net realized and unrealized gain (loss) on investments	1.96	(0.52)	0.45
Total from investment operations	2.12	(0.37)	0.49
Less distributions
From net investment income	(0.32)	(0.13)	—
From net realized gain	(0.10)	(0.55)	—
Total distributions	(0.42)	(0.68)	—
Net asset value, end of period	$14.55	$12.85	$13.90
Total return (%)[3]	16.70	(2.70)	3.65	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.95	0.93	[6]
Expenses including reductions	0.85	0.84	0.82	[6]
Net investment income	1.15	1.19	0.77	[6]
Portfolio turnover (%)	49	21	20	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       22

Class R6 Shares Period ended	7-31-17	7-31-16	7-31-15[1]
Per share operating performance
Net asset value, beginning of period	$12.86	$13.91	$13.41
Net investment income[2]	0.18	0.15	0.05
Net realized and unrealized gain (loss) on investments	1.97	(0.50)	0.45
Total from investment operations	2.15	(0.35)	0.50
Less distributions
From net investment income	(0.34)	(0.15)	—
From net realized gain	(0.10)	(0.55)	—
Total distributions	(0.44)	(0.70)	—
Net asset value, end of period	$14.57	$12.86	$13.91
Total return (%)[3]	16.93	(2.53)	3.73	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.70	0.68	[6]
Expenses including reductions	0.68	0.68	0.66	[6]
Net investment income	1.30	1.19	0.94	[6]
Portfolio turnover (%)	49	21	20	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       23

Class NAV Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$12.86	$13.91	$13.67	$13.16	$10.30
Net investment income[1]	0.20	0.17	0.15	0.15	0.20
Net realized and unrealized gain (loss) on investments	1.95	(0.52)	0.96	1.82	3.31
Total from investment operations	2.15	(0.35)	1.11	1.97	3.51
Less distributions
From net investment income	(0.34)	(0.15)	(0.13)	(0.17)	(0.16)
From net realized gain	(0.10)	(0.55)	(0.74)	(1.29)	(0.49)
Total distributions	(0.44)	(0.70)	(0.87)	(1.46)	(0.65)
Net asset value, end of period	$14.57	$12.86	$13.91	$13.67	$13.16
Total return (%)[2]	16.93	(2.54)	8.23	15.69	35.33
Ratios and supplemental data
Net assets, end of period (in millions)	$771	$1,206	$1,289	$1,201	$924
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.68	0.67	0.68	0.70
Expenses including reductions	0.68	0.67	0.66	0.67	0.69
Net investment income	1.49	1.36	1.10	1.16	1.69
Portfolio turnover (%)	49	21	20	24	38

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       25

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2017, by major security category or type:

	Total value at 7-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$75,713,417	$75,713,417	—	—
Consumer staples	69,193,920	41,195,597	$27,998,323	—
Energy	93,502,287	93,502,287	—	—
Financials	257,502,484	257,502,484	—	—
Health care	112,920,420	112,920,420	—	—
Industrials	83,803,903	83,803,903	—	—
Information technology	98,995,496	98,995,496	—	—
Short-term investments	9,539,000	—	9,539,000	—
Total investments in securities	$801,170,927	$763,633,604	$37,537,323	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

During the year ended July 31, 2017, the fund realized gains of $32,958 on the disposal of investments not meeting the fund's investment guidelines.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and

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expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended July 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2017, were $5,112.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

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The tax character of distributions for the years ended July 31, 2017 and 2016 was as follows:

	July 31, 2017	July 31, 2016
Ordinary income	$17,582,203	$16,735,048
Long-term capital gain	5,007,468	46,346,832
Total	$22,589,671	$63,081,880

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2017, the components of distributable earnings on a tax basis consisted of $4,398,125 of undistributed ordinary income and $39,785,557 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, partnerships and in-kind transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.70% of the first $500 million of the fund's aggregate daily net assets together with the net assets of Fundamental Large Cap Value Trust, a series of the John Hancock Variable Insurance Trust (combined aggregate average daily net assets); b) 0.65% of the next $500 million of the combined aggregate average daily net assets; and c) 0.60% of the combined aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. This agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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The expense reductions described above amounted to the following for the year ended July 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$1,444	Class R4	$8
Class C	134	Class R6	259
Class I	244	Class NAV	68,057
Class R2	21	Total	$70,167

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2017 were equivalent to a net annual effective rate of 0.63% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $102 for Class R4 shares for the year ended July 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $18,936 for the year ended July 31, 2017. Of this amount, $3,064 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $15,397 was paid as sales commissions to broker-dealers and $475 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2017, there were no CDSCs received by the Distributor.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their

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clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$55,566	$22,259
Class C	17,124	2,054
Class I	—	3,347
Class R2	1,092	43
Class R4	255	16
Class R6	—	172
Total	$74,037	$27,891

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Lender	$8,569,643	5	0.80%	$949

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2017 and 2016 were as follows:

		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	456,853	$6,245,135	572,519	$7,116,447
Distributions reinvested	37,028	503,587	60,618	778,341
Repurchased	(406,831)	(5,519,358)	(468,137)	(5,824,114)
Net increase	87,050	$1,229,364	165,000	$2,070,674
Class C shares
Sold	57,562	$784,823	59,762	$754,711
Distributions reinvested	2,687	36,618	4,059	52,284
Repurchased	(32,767)	(437,175)	(22,559)	(275,069)
Net increase	27,482	$384,266	41,262	$531,926

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		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class I shares
Sold	299,388	$4,144,561	125,122	$1,518,569
Distributions reinvested	5,902	80,510	12,087	155,686
Repurchased	(161,778)	(2,184,554)	(160,090)	(1,979,661)
Net increase (decrease)	143,512	$2,040,517	(22,881)	($305,406)
Class R2 shares
Sold	2,229	$30,686	13,454	$155,804
Distributions reinvested	338	4,607	10	124
Repurchased	(1,681)	(21,757)	(753)	(9,140)
Net increase	886	$13,536	12,711	$146,788
Class R6 shares
Sold	17,777	$254,714	66,936	$828,918
Distributions reinvested	2,065	28,148	233	3,000
Repurchased	(14,057)	(191,051)	—	—
Net increase	5,785	$91,811	67,169	$831,918
Class NAV shares
Sold	55,463,154	$707,175,116	6,309,602	$78,049,505
Distributions reinvested	1,608,551	21,924,546	4,823,368	62,076,750
Repurchased	(97,859,560)	(1,287,110,135)	(10,089,587)	(132,130,017)
Net increase (decrease)	(40,787,855)	($558,010,473)	1,043,383	$7,996,238
Total net increase (decrease)	(40,523,140)	($554,250,979)	1,306,644	$11,272,138

There were no fund share transactions for Class R4 for the years ended July 31, 2017 and 2016.

Affiliates of the fund owned 35%, 100% and 100% of shares of Class R2, Class R4 and Class NAV, respectively, on July 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

On February 28, 2017, there was a subscription in kind to Class NAV of $87,117,054. On November 2, 2016, there was a subscription in kind to Class NAV of $606,007,926. On November 9, 2016, there was a redemption in kind from Class NAV of $1,134,557,178, which represented approximately 61% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statements of operations.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and purchases and redemptions in kind, amounted to $435,725,499 and $564,351,991, respectively, for the year ended July 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets is economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2017, funds within the John Hancock group of funds complex held 96.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
JHVIT Lifestyle Growth MVP	48.6%
JHVIT Lifestyle Balanced MVP	32.5%
JHVIT Lifestyle Moderate MVP	8.6%

Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2017, the fund engaged in sales amounting to $33,233,214.

Note 10 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Large Cap Value Fund (the "Fund") as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $5,007,468 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24,2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in conection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
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(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its peer group average for the five-year period ended December 31, 2016 and the period from the commencement of investment operations on June 30, 2011 through December 31, 2016. The Board noted that the fund underperformed its its benchmark index and peer group average for the one-year and three-year periods ended December 31, 2016 and underperformed its benchmark index for the five-year period ended December 31, 2016 and the period from June 20, 2011 through December 31, 2016. The Board noted the fund's favorable performance relative to its peer group average for the five-year period ended December 31, 2016 and the period after its commencement of investment operations. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are the same as the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       37

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(j)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(k)	noted that the subadvisory fee for the fund is paid by the Advisor;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

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Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF388678	374A 7/17 9/17

John Hancock

Diversified Strategies Fund

Annual report 7/31/17

A message to shareholders

Dear shareholder,

Global equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. Monetary policy remains accommodative in many parts of the world as central banks strive to help nurture the economic growth that has begun to materialize. The U.S. dollar has weakened in recent months against most major currencies, prompting investors to consider opportunities abroad, a trend that's been compounded by the stretched valuations in U.S. equities. These conditions highlight the advantages of a diversified portfolio that includes some exposure to alternative strategies.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Diversified Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
35	Financial statements
38	Financial highlights
40	Notes to financial statements
50	Auditor's report
51	Tax information
52	Continuation of investment advisory and subadvisory agreements
58	Trustees and Officers
62	More information

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equity markets posted gains

Led by China and a number of other emerging markets, most major global stock market indexes logged solid gains, while bonds were mixed, generally not faring well.

The fund was up

The fund posted positive results, both in absolute terms and relative to its blended benchmark.

Stock selection in information technology and financials helped

Certain information technology and financial stocks boosted the fund's results, but positions in a few different energy companies partially offset those gains.

PORTFOLIO COMPOSITION AS OF 7/31/17 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

What is your approach to managing the fund?

We manage the fund with an absolute return orientation, designed to seek the long-term risk-and-return characteristics of traditional balanced strategies, but with a higher degree of consistency over time. We strive to position the fund to weather the market's inevitable rises in price volatility. Globally diversified with relatively few constraints, we invest the fund across asset classes through a combination of long and short positions.

What was the market environment like during the 12 months ended July 31, 2017?

Many global financial asset classes posted positive performance for the period as the extended bull market in equities passed the eight-year mark. Investors seemed to shrug off geopolitical friction and global policy uncertainty, thanks to stable, albeit relatively low, rates of economic growth and strong corporate earnings.

Cyclically oriented segments of the capital markets generally outpaced those regarded as relatively safe havens. In fixed income, corporate bonds outperformed U.S. government securities with comparable maturities. Telecommunication services, one of the more defensively oriented equity sectors, was the weakest in the U.S. market, outpaced by more economically sensitive sectors.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       4

"Investors seemed to shrug off geopolitical friction and global policy uncertainty, thanks to stable, albeit relatively low, rates of economic growth and strong corporate earnings."

How did the fund perform?

The fund's Class A shares were up 5.74%, excluding sales charges, ahead of its blended benchmark, which comprises the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index.

What were some of the positive contributors to returns?

The fund benefited from strong equity market returns in general and certain information technology and financial holdings in particular. In technology, long positions in Apple, Inc., Microsoft Corp.,

QUALITY COMPOSITION AS OF 7/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       5

"The fund benefited from strong equity market returns in general and certain information technology and financial holdings in particular."
Alphabet, Inc., Facebook, Inc., Electronic Arts, Inc., and Samsung Electronics Company, Ltd. boosted returns. In financials, Bank of America Corp., JPMorgan Chase & Co., Citigroup, Inc., SVB Financial Group, and HSBC Holdings PLC added to returns.

A few of the long versus short relative value asset pairings helped performance as well. A strategy with long equity allocations to the Chinese and Korean markets, offset by short exposure to the broader global emerging equity market, posted a gain for the period. So, too, did a long allocation to the Japanese equity market, offset by a short position representing the broader universe of international developed equity markets.

In the fixed-income portfolio, the fund's long Treasury Inflation-Protected Securities, investment-grade credit, and high-yield credit allocations, offset by short exposure to nominal U.S. Treasuries, fared well, as did a long allocation to hard-currency emerging-market debt.

What were the detractors from performance?

Weakness in the energy sector weighed on the fund's performance. Long positions in stocks such as Range Resources Corp. and Weatherford International PLC detracted from results. Certain long versus short relative value asset pairings also hurt. Strategies posting declines for the period included long telecommunication service equities and long home builder equities versus the S&P

COUNTRY COMPOSITION AS OF 7/31/17 (%)

United States	77.5
Japan	3.8
Canada	2.5
Netherlands	2.4
France	2.3
United Kingdom	2.1
Australia	1.5
Luxembourg	1.0
Mexico	1.0
Other countries	5.9
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       6

500 Index. Long allocations to the equity markets of the Philippines and Malaysia, each offset by short positions representing the broader emerging equity markets, also suffered declines.

MANAGED BY

Robert M. Boyda On the fund since 2011 Investing since 2000
Jeffrey N. Given, CFA On the fund since inception Investing since 1993
Howard C. Greene, CFA On the fund since inception Investing since 1979
Nathan W. Thooft, CFA On the fund since 2013 Investing since 2000

The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	0.46	2.61	4.17	13.72	26.92
Class I2	5.94	3.99	5.43	21.63	36.19
Index 1†	-0.51	2.02	2.60	10.52	16.13
Index 2†	16.04	14.78	16.27	99.22	141.11
Index 3†	4.25	5.81	6.67	32.66	45.78

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I
Gross/Net (%)	1.81	1.49

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 2 is the S&P 500 Index; Index 3 is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class I2	9-30-11	13,619	13,619	11,613	24,111	14,578

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-30-11.
2	For certain types of investors as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2017	Ending value on 7-31-2017	Expenses paid during period ended 7-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,041.70	$8.61	1.70%
	Hypothetical example for comparison purposes	1,000.00	1,016.40	8.50	1.70%
Class I	Actual expenses/actual returns	1,000.00	1,042.60	7.09	1.40%
	Hypothetical example for comparison purposes	1,000.00	1,017.90	7.00	1.40%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       11

Fund’s investments

AS OF 7-31-17
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 14.5%					$6,107,967
(Cost $6,088,164)
U.S. Government 11.5%					4,860,145
U.S. Treasury
Bond	2.750	11-15-42		595,000	583,239
Bond	3.000	02-15-47		881,000	899,618
Note	1.375	01-15-20		950,000	948,998
Note	1.500	04-15-20		120,000	120,103
Note	1.500	06-15-20		85,000	85,017
Note	1.500	07-15-20		50,000	49,990
Note	2.375	05-15-27		777,000	782,797
Treasury Inflation Protected Security	0.125	04-15-21		433,679	434,442
Treasury Inflation Protected Security	0.375	07-15-25		180,595	180,394
Treasury Inflation Protected Security	0.375	01-15-27		601,787	594,170
Treasury Inflation Protected Security	1.250	07-15-20		173,935	181,377
U.S. Government Agency 3.0%					1,247,822
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	4.000	12-01-40		322,366	345,387
30 Yr Pass Thru	4.000	01-01-43		215,028	227,460
30 Yr Pass Thru	4.500	12-01-40		217,341	234,897
Federal National Mortgage Association
30 Yr Pass Thru	3.500	03-01-44		392,309	407,192
30 Yr Pass Thru	4.000	09-01-40		31,059	32,886
Foreign government obligations 0.9%					$386,766
(Cost $441,620)
Argentina 0.1%					48,305
Republic of Argentina
Bond	6.875	01-26-27		10,000	10,275
Bond	8.280	12-31-33		35,051	38,030
Brazil 0.3%					133,700
Federative Republic of Brazil
Note	10.000	01-01-21	BRL	275,000	91,070
Note	10.000	01-01-23	BRL	130,000	42,630
Mexico 0.5%					204,761
Government of Mexico
Bond	7.750	05-29-31	MXN	2,200,000	131,590
Bond	10.000	12-05-24	MXN	1,100,000	73,171
Corporate bonds 21.5%					$9,090,611
(Cost $8,674,870)
Consumer discretionary 2.0%					859,304
Auto components 0.1%
Nemak SAB de CV (A)	5.500	02-28-23		20,000	20,600

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles 0.6%
American Honda Finance Corp.	1.700	02-22-19	25,000	$25,047
American Honda Finance Corp.	2.000	02-14-20	35,000	35,159
BMW US Capital LLC (A)	2.150	04-06-20	25,000	25,203
Ford Motor Company	4.750	01-15-43	15,000	14,536
Ford Motor Credit Company LLC	5.875	08-02-21	60,000	67,016
General Motors Company	6.250	10-02-43	20,000	22,657
General Motors Financial Company, Inc.	4.000	01-15-25	40,000	40,402
General Motors Financial Company, Inc.	4.300	07-13-25	28,000	28,772
Diversified consumer services 0.1%
Laureate Education, Inc. (A)	8.250	05-01-25	10,000	10,875
Service Corp. International	5.375	05-15-24	15,000	15,919
Hotels, restaurants and leisure 0.2%
CCM Merger, Inc. (A)	6.000	03-15-22	12,000	12,574
Chester Downs & Marina LLC (A)	9.250	02-01-20	17,000	17,510
GLP Capital LP	5.375	04-15-26	15,000	16,327
Hilton Grand Vacations Borrower LLC (A)	6.125	12-01-24	10,000	10,938
International Game Technology PLC (A)	6.500	02-15-25	15,000	16,556
Jacobs Entertainment, Inc. (A)	7.875	02-01-24	8,000	8,680
Mohegan Gaming & Entertainment (A)	7.875	10-15-24	20,000	21,125
Household durables 0.0%
Newell Brands, Inc.	2.150	10-15-18	3,000	3,018
Internet and direct marketing retail 0.1%
Expedia, Inc.	5.000	02-15-26	40,000	44,087
Leisure products 0.0%
Vista Outdoor, Inc.	5.875	10-01-23	14,000	14,350
Media 0.8%
Cengage Learning, Inc. (A)	9.500	06-15-24	15,000	13,050
Charter Communications Operating LLC	6.484	10-23-45	32,000	37,772
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	17,000	17,616
Lions Gate Entertainment Corp. (A)	5.875	11-01-24	10,000	10,500
MDC Partners, Inc. (A)	6.500	05-01-24	15,000	15,075
Midcontinent Communications (A)	6.875	08-15-23	15,000	16,259
Myriad International Holdings BV (A)	5.500	07-21-25	15,000	16,246
Omnicom Group, Inc.	3.600	04-15-26	15,000	15,223
Sinclair Television Group, Inc. (A)	5.625	08-01-24	20,000	20,800
Sirius XM Radio, Inc. (A)	3.875	08-01-22	6,000	6,120
Sirius XM Radio, Inc. (A)	5.000	08-01-27	12,000	12,257
Sirius XM Radio, Inc. (A)	5.250	08-15-22	70,000	72,013
Sirius XM Radio, Inc. (A)	5.375	04-15-25	15,000	15,750
Sirius XM Radio, Inc. (A)	5.375	07-15-26	20,000	20,961
Viacom, Inc. (6.250% to 2-28-27, then 3
month LIBOR + 3.899%)	6.250	02-28-57	5,000	5,131
WMG Acquisition Corp. (A)	4.875	11-01-24	10,000	10,275

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 13

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
WMG Acquisition Corp. (A)	6.750	04-15-22	23,000	$24,150
Multiline retail 0.0%
Macy’s Retail Holdings, Inc.	3.625	06-01-24	18,000	17,042
Specialty retail 0.1%
L Brands, Inc.	6.625	04-01-21	25,000	27,313
L Brands, Inc.	6.875	11-01-35	15,000	14,400
Consumer staples 0.5%				228,897
Beverages 0.1%
PepsiCo, Inc.	1.500	02-22-19	30,000	30,015
Food and staples retailing 0.1%
Alimentation Couche-Tard, Inc. (A)	2.700	07-26-22	15,000	15,034
SUPERVALU, Inc.	7.750	11-15-22	15,000	14,888
Whole Foods Market, Inc.	5.200	12-03-25	24,000	27,635
Food products 0.2%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	15,000	16,738
Kraft Heinz Foods Company (A)	4.875	02-15-25	18,000	19,381
Kraft Heinz Foods Company	5.200	07-15-45	24,000	26,059
Mondelez International Holdings
Netherlands BV (A)	1.625	10-28-19	25,000	24,816
Post Holdings, Inc. (A)	5.750	03-01-27	10,000	10,600
Household products 0.0%
Kronos Acquisition Holdings, Inc. (A)	9.000	08-15-23	14,000	14,070
Personal products 0.1%
Revlon Consumer Products Corp.	5.750	02-15-21	13,000	10,790
Revlon Consumer Products Corp.	6.250	08-01-24	14,000	10,631
Tobacco 0.0%
Vector Group, Ltd. (A)	6.125	02-01-25	8,000	8,240
Energy 2.5%				1,040,007
Energy equipment and services 0.1%
Antero Midstream Partners LP	5.375	09-15-24	17,000	17,553
Oil, gas and consumable fuels 2.4%
Cheniere Corpus Christi Holdings LLC (A)	5.125	06-30-27	6,000	6,248
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	10,000	10,838
Cimarex Energy Company	4.375	06-01-24	15,000	15,883
Columbia Pipeline Group, Inc.	4.500	06-01-25	25,000	26,825
DCP Midstream Operating LP	2.700	04-01-19	15,000	14,906
DCP Midstream Operating LP (5.850% to
5-21-23, then 3 month LIBOR +
3.850%) (A)	5.850	05-21-43	15,000	13,950
DCP Midstream Operating LP (A)	9.750	03-15-19	20,000	22,275
Enbridge Energy Partners LP	4.375	10-15-20	25,000	26,368

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 14

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enbridge Energy Partners LP (8.050% to
10-1-17, then 3 month LIBOR + 3.797%)	8.050	10-01-77	16,000	$15,960
Enbridge, Inc.	4.250	12-01-26	20,000	21,126
Energy Transfer LP	5.150	03-15-45	15,000	14,620
Enterprise Products Operating LLC (B)	4.877	08-01-66	35,000	35,140
Gulfport Energy Corp. (A)	6.000	10-15-24	5,000	4,947
KCA Deutag UK Finance PLC (A)	9.875	04-01-22	5,000	5,025
Newfield Exploration Company	5.625	07-01-24	8,000	8,390
Newfield Exploration Company	5.750	01-30-22	7,000	7,394
Pertamina Persero PT (A)	6.450	05-30-44	200,000	232,785
Petrobras Global Finance BV	5.625	05-20-43	30,000	25,598
Petrobras Global Finance BV	7.375	01-17-27	35,000	37,905
Petroleos Mexicanos	4.875	01-24-22	15,000	15,689
Petroleos Mexicanos (A)	5.375	03-13-22	5,000	5,328
Petroleos Mexicanos	5.500	01-21-21	75,000	80,400
Regency Energy Partners LP	5.500	04-15-23	60,000	61,800
Resolute Energy Corp.	8.500	05-01-20	10,000	10,100
Shell International Finance BV	4.375	05-11-45	35,000	37,228
Sunoco Logistics Partners Operations LP	3.900	07-15-26	25,000	24,682
Sunoco Logistics Partners Operations LP	4.400	04-01-21	17,000	17,918
Tallgrass Energy Partners LP (A)	5.500	09-15-24	5,000	5,119
Teekay Offshore Partners LP	6.000	07-30-19	29,000	28,203
Tesoro Logistics LP	5.250	01-15-25	8,000	8,560
Tesoro Logistics LP	6.125	10-15-21	25,000	25,906
Tesoro Logistics LP	6.375	05-01-24	15,000	16,388
The Williams Companies, Inc.	4.550	06-24-24	30,000	31,088
The Williams Companies, Inc.	5.750	06-24-44	20,000	20,800
Williams Partners LP	3.750	06-15-27	25,000	25,000
Williams Partners LP	4.875	03-15-24	38,000	39,812
YPF SA (A)	8.500	07-28-25	20,000	22,250
Financials 6.2%				2,616,479
Banks 3.2%
Bank of America Corp.	3.950	04-21-25	20,000	20,490
Bank of America Corp.	4.200	08-26-24	15,000	15,693
Bank of America Corp. (6.300% to 3-10-26,
then 3 month LIBOR + 4.553%) (C)	6.300	03-10-26	35,000	39,594
BankUnited, Inc.	4.875	11-17-25	25,000	26,107
BPCE SA (A)	5.700	10-22-23	25,000	28,012
Citigroup, Inc.	2.350	08-02-21	30,000	29,852
Citigroup, Inc. (5.875% to 3-27-20, then 3
month LIBOR + 4.059%) (C)	5.875	03-27-20	40,000	42,050
Citigroup, Inc. (6.250% to 8-15-26, then 3
month LIBOR + 4.517%) (C)	6.250	08-15-26	35,000	39,319

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Cooperatieve Rabobank UA (11.000% to
6-30-19, then 3 month LIBOR +
10.868%) (A)(C)	11.000	06-30-19	100,000	$115,760
Credit Agricole SA (7.875% to 1-23-24, then
5 Year U.S. Swap Rate + 4.898%) (A)(C)	7.875	01-23-24	200,000	225,604
Fifth Third Bancorp (5.100% to 6-30-23,
then 3 month LIBOR + 3.033%) (C)	5.100	06-30-23	35,000	36,138
JPMorgan Chase & Co.	3.200	06-15-26	25,000	24,849
JPMorgan Chase & Co.	4.625	05-10-21	45,000	48,726
JPMorgan Chase & Co. (5.300% to 5-1-20,
then 3 month LIBOR + 3.800%) (C)	5.300	05-01-20	25,000	26,163
JPMorgan Chase & Co. (6.750% to 2-1-24,
then 3 month LIBOR + 3.780%) (C)	6.750	02-01-24	35,000	40,093
Lloyds Banking Group PLC	4.650	03-24-26	55,000	57,936
M&T Bank Corp. (5.125% to 11-1-26, then
3 month LIBOR + 3.520%) (C)	5.125	11-01-26	20,000	21,025
Popular, Inc.	7.000	07-01-19	15,000	15,825
Russian Agricultural Bank OJSC (A)	5.100	07-25-18	200,000	203,976
Santander Holdings USA, Inc.	2.700	05-24-19	40,000	40,404
Standard Chartered PLC (A)	2.100	08-19-19	50,000	49,957
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	37,000	37,330
The PNC Financial Services Group, Inc.
(4.850% to 6-1-23, then 3 month LIBOR
+ 3.040%) (C)	4.850	06-01-23	30,000	30,900
Wells Fargo & Company	4.650	11-04-44	15,000	15,984
Wells Fargo & Company (5.875% to
6-15-25, then 3 month LIBOR +
3.990%) (C)	5.875	06-15-25	60,000	66,525
Wells Fargo & Company, Series K (7.980% to
3-15-18, then 3 month LIBOR +
3.770%) (C)	7.980	03-15-18	20,000	20,725
Westpac Banking Corp.	2.150	03-06-20	44,000	44,219
Capital markets 0.8%
Ares Capital Corp.	3.875	01-15-20	35,000	35,770
FS Investment Corp.	4.000	07-15-19	35,000	35,456
Jefferies Group LLC	4.850	01-15-27	27,000	28,594
Morgan Stanley	3.875	01-27-26	20,000	20,684
Morgan Stanley	5.500	01-26-20	25,000	26,996
Morgan Stanley	7.300	05-13-19	45,000	49,128
S&P Global, Inc.	4.000	06-15-25	25,000	26,380
The Goldman Sachs Group, Inc.	2.000	04-25-19	15,000	15,040
The Goldman Sachs Group, Inc.	2.300	12-13-19	55,000	55,319
The Goldman Sachs Group, Inc.	3.850	01-26-27	40,000	40,824
Consumer finance 0.6%
Ally Financial, Inc.	3.250	11-05-18	15,000	15,191
Ally Financial, Inc.	5.125	09-30-24	65,000	69,550
Capital One Financial Corp.	3.750	07-28-26	35,000	34,373

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Capital One Financial Corp.	4.200	10-29-25	30,000	$30,661
Credit Acceptance Corp.	6.125	02-15-21	40,000	41,000
Discover Financial Services	3.950	11-06-24	20,000	20,493
Enova International, Inc.	9.750	06-01-21	20,000	21,000
Diversified financial services 0.2%
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25	11,000	10,904
Exela Intermediate LLC (A)	10.000	07-15-23	8,000	7,795
Flagstar Bancorp, Inc.	6.125	07-15-21	15,000	16,034
Ladder Capital Finance Holdings LLLP (A)	5.250	03-15-22	6,000	6,188
NewStar Financial, Inc.	7.250	05-01-20	25,000	25,625
Voya Financial, Inc. (5.650% to 5-15-23,
then 3 month LIBOR + 3.580%)	5.650	05-15-53	29,000	31,103
Insurance 1.1%
AXA SA	8.600	12-15-30	100,000	142,500
Brighthouse Financial, Inc. (A)	3.700	06-22-27	40,000	39,619
Liberty Mutual Group, Inc. (7.800% to
3-15-37, then 3 month LIBOR
+3.576%) (A)	7.800	03-07-87	100,000	125,500
MetLife, Inc.	6.400	12-15-66	20,000	23,123
MetLife, Inc. (A)	9.250	04-08-68	15,000	22,294
Prudential Financial, Inc. (5.200% to
3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	15,000	15,956
Prudential Financial, Inc. (5.875% to
9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	15,000	16,706
Teachers Insurance & Annuity Association of
America (A)	4.270	05-15-47	30,000	30,961
The Hartford Financial Services Group, Inc.
(8.125% to 6-15-18, then 3 month LIBOR
+ 4.603%)	8.125	06-15-68	30,000	31,425
Thrifts and mortgage finance 0.3%
Nationstar Mortgage LLC	6.500	07-01-21	20,000	20,500
Nationstar Mortgage LLC	7.875	10-01-20	30,000	30,768
Nationstar Mortgage LLC	9.625	05-01-19	15,000	15,469
Quicken Loans, Inc. (A)	5.750	05-01-25	30,000	31,388
Radian Group, Inc.	5.250	06-15-20	15,000	15,825
Radian Group, Inc.	7.000	03-15-21	15,000	16,781
Stearns Holdings LLC (A)	9.375	08-15-20	10,000	10,300
Health care 1.2%				501,692
Biotechnology 0.3%
AbbVie, Inc.	3.600	05-14-25	27,000	27,888
Amgen, Inc.	1.900	05-10-19	40,000	40,141
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	30,000	29,971
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	40,000	39,378
Health care equipment and supplies 0.1%
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	25,000	25,307

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 17

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 0.6%
Cardinal Health, Inc.	1.948	06-14-19	25,000	$25,104
Community Health Systems, Inc.	5.125	08-01-21	15,000	15,094
Community Health Systems, Inc.	8.000	11-15-19	13,000	13,016
DaVita, Inc.	5.000	05-01-25	20,000	20,296
HCA, Inc.	5.250	04-15-25	20,000	21,700
HCA, Inc.	5.250	06-15-26	20,000	21,644
HCA, Inc.	7.500	02-15-22	50,000	57,750
LifePoint Health, Inc.	5.375	05-01-24	15,000	15,639
MEDNAX, Inc. (A)	5.250	12-01-23	15,000	15,450
Select Medical Corp.	6.375	06-01-21	20,000	20,600
Universal Health Services, Inc. (A)	4.750	08-01-22	15,000	15,413
Life sciences tools and services 0.0%
Quintiles IMS, Inc. (A)	4.875	05-15-23	5,000	5,188
Pharmaceuticals 0.2%
Allergan Funding SCS	3.800	03-15-25	20,000	20,839
Mylan NV	2.500	06-07-19	20,000	20,167
Mylan NV	3.950	06-15-26	30,000	30,677
Valeant Pharmaceuticals International,
Inc. (A)	6.125	04-15-25	24,000	20,430
Industrials 2.4%				995,433
Aerospace and defense 0.2%
Engility Corp.	8.875	09-01-24	5,000	5,425
Huntington Ingalls Industries, Inc. (A)	5.000	12-15-21	20,000	20,675
Huntington Ingalls Industries, Inc. (A)	5.000	11-15-25	15,000	16,125
Lockheed Martin Corp.	2.900	03-01-25	28,000	28,023
Lockheed Martin Corp.	4.700	05-15-46	20,000	22,496
Air freight and logistics 0.1%
XPO Logistics, Inc. (A)	6.500	06-15-22	28,000	29,085
Airlines 0.9%
Air Canada 2013-1 Class C Pass Through
Trust (A)	6.625	05-15-18	15,000	15,469
American Airlines 2001-1 Class A-1 Pass
Through Trust	6.977	11-23-22	7,668	8,051
American Airlines 2011-1 Class B Pass
Through Trust (A)	7.000	07-31-19	55,331	56,714
American Airlines 2017-1 Class A Pass
Through Trust	4.000	08-15-30	10,000	10,438
American Airlines 2017-1 Class AA Pass
Through Trust	3.650	08-15-30	20,000	20,684
British Airways 2013-1 Class B Pass Through
Trust (A)	5.625	12-20-21	13,141	13,700
Continental Airlines 1997-4 Class A Pass
Through Trust	6.900	07-02-19	1,491	1,506
Continental Airlines 2007-1 Class A Pass
Through Trust	5.983	10-19-23	14,733	16,133

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 18

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust	6.718	07-02-24	55,103	$62,059
Delta Air Lines 2010-1 Class A Pass Through
Trust	6.200	01-02-20	78,392	81,234
Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027	05-01-21	10,035	11,060
United Airlines 2014-2 Class A Pass Through
Trust	3.750	03-03-28	31,983	32,942
United Airlines 2014-2 Class B Pass Through
Trust	4.625	03-03-24	25,729	26,661
United Airlines 2016-1 Class A Pass Through
Trust	3.450	01-07-30	15,000	15,256
US Airways 2012-1 Class A Pass Through
Trust	5.900	04-01-26	18,764	21,134
Building products 0.2%
Builders FirstSource, Inc. (A)	10.750	08-15-23	10,000	11,525
Masco Corp.	4.375	04-01-26	15,000	15,992
Masco Corp.	4.450	04-01-25	15,000	16,053
Owens Corning	4.200	12-15-22	20,000	21,238
Commercial services and supplies 0.1%
LSC Communications, Inc. (A)	8.750	10-15-23	18,000	18,900
Prime Security Services Borrower LLC (A)	9.250	05-15-23	15,000	16,744
Construction and engineering 0.1%
AECOM	5.125	03-15-27	25,000	25,188
Tutor Perini Corp. (A)	6.875	05-01-25	5,000	5,375
Electrical equipment 0.0%
EnerSys (A)	5.000	04-30-23	5,000	5,138
Industrial conglomerates 0.1%
General Electric Company (5.000% to
1-21-21, then 3 month LIBOR +
3.330%) (C)	5.000	01-21-21	29,000	30,574
Machinery 0.0%
Neovia Logistics Services LLC (A)	8.875	08-01-20	24,000	19,860
Professional services 0.1%
IHS Markit, Ltd. (A)	4.750	02-15-25	7,000	7,368
Verisk Analytics, Inc.	4.000	06-15-25	40,000	41,492
Trading companies and distributors 0.6%
AerCap Global Aviation Trust (6.500% to
6-15-25, then 3 month LIBOR +
4.300%) (A)	6.500	06-15-45	25,000	26,875
Ahern Rentals, Inc. (A)	7.375	05-15-23	25,000	22,125
Air Lease Corp.	3.375	01-15-19	10,000	10,195
Aircastle, Ltd.	5.500	02-15-22	15,000	16,275
Aircastle, Ltd.	6.250	12-01-19	25,000	27,031
International Lease Finance Corp. (A)	7.125	09-01-18	100,000	105,577

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
United Rentals North America, Inc.	5.500	07-15-25	20,000	$21,100
United Rentals North America, Inc.	5.750	11-15-24	15,000	15,938
Information technology 1.5%				637,900
Communications equipment 0.1%
Nokia OYJ	4.375	06-12-27	10,000	10,300
Telefonaktiebolaget LM Ericsson	4.125	05-15-22	35,000	35,487
Electronic equipment, instruments and components 0.3%
Arrow Electronics, Inc.	3.875	01-12-28	15,000	15,128
Ingram Micro, Inc.	5.450	12-15-24	20,000	20,616
Jabil, Inc.	4.700	09-15-22	40,000	42,460
Tech Data Corp.	4.950	02-15-27	34,000	35,973
Zebra Technologies Corp.	7.250	10-15-22	20,000	21,288
Internet software and services 0.1%
Match Group, Inc.	6.375	06-01-24	15,000	16,331
VeriSign, Inc. (A)	4.750	07-15-27	9,000	9,135
VeriSign, Inc.	5.250	04-01-25	20,000	21,300
IT services 0.2%
Sixsigma Networks Mexico SA de CV (A)	8.250	11-07-21	100,000	100,800
Semiconductors and semiconductor equipment 0.2%
Micron Technology, Inc.	5.875	02-15-22	15,000	15,600
Micron Technology, Inc.	7.500	09-15-23	15,000	16,731
NXP BV (A)	4.625	06-01-23	40,000	43,207
Software 0.4%
Autodesk, Inc.	3.500	06-15-27	25,000	24,880
CA, Inc.	3.600	08-15-22	25,000	25,655
CA, Inc.	4.700	03-15-27	18,000	18,893
Electronic Arts, Inc.	4.800	03-01-26	36,000	39,686
j2 Cloud Services LLC (A)	6.000	07-15-25	8,000	8,330
Microsoft Corp.	4.450	11-03-45	30,000	33,253
Open Text Corp. (A)	5.875	06-01-26	15,000	16,238
Technology hardware, storage and peripherals 0.2%
Dell International LLC (A)	6.020	06-15-26	50,000	55,832
Dell International LLC (A)	7.125	06-15-24	5,000	5,564
NCR Corp.	5.875	12-15-21	5,000	5,213
Materials 0.8%				333,843
Chemicals 0.6%
Braskem Finance, Ltd. (A)	7.000	05-07-20	100,000	108,125
NOVA Chemicals Corp. (A)	5.000	05-01-25	45,000	45,225
Platform Specialty Products Corp. (A)	6.500	02-01-22	35,000	36,313
The Chemours Company	6.625	05-15-23	29,000	31,142
The Sherwin-Williams Company	2.250	05-15-20	20,000	20,133

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 20

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Construction materials 0.0%
U.S. Concrete, Inc. (A)	6.375	06-01-24	9,000	$9,608
Containers and packaging 0.0%
Cascades, Inc. (A)	5.500	07-15-22	13,000	13,455
Metals and mining 0.1%
Arconic, Inc.	5.125	10-01-24	25,000	26,594
Commercial Metals Company	5.375	07-15-27	5,000	5,213
Vale Overseas, Ltd.	6.250	08-10-26	15,000	16,673
Paper and forest products 0.1%
Boise Cascade Company (A)	5.625	09-01-24	5,000	5,200
Norbord, Inc. (A)	6.250	04-15-23	15,000	16,162
Real estate 0.9%				375,371
Equity real estate investment trusts 0.9%
American Tower Corp.	3.550	07-15-27	36,000	35,677
American Tower Corp.	4.700	03-15-22	40,000	43,536
Crown Castle Towers LLC (A)	6.113	01-15-40	100,000	107,613
Equinix, Inc.	5.375	05-15-27	12,000	12,975
Iron Mountain, Inc.	5.750	08-15-24	45,000	46,238
Iron Mountain, Inc.	6.000	08-15-23	25,000	26,438
Omega Healthcare Investors, Inc.	4.500	01-15-25	25,000	25,563
Ventas Realty LP	3.500	02-01-25	30,000	30,105
VEREIT Operating Partnership LP	4.600	02-06-24	45,000	47,226
Telecommunication services 1.7%				740,790
Diversified telecommunication services 0.7%
AT&T, Inc.	3.900	08-14-27	29,000	29,074
AT&T, Inc.	4.750	05-15-46	20,000	19,234
Cincinnati Bell, Inc. (A)	7.000	07-15-24	15,000	15,188
GCI, Inc.	6.875	04-15-25	15,000	16,313
Radiate Holdco LLC (A)	6.625	02-15-25	15,000	15,019
Telecom Italia Capital SA	7.200	07-18-36	100,000	122,125
Verizon Communications, Inc.	4.862	08-21-46	50,000	49,129
Verizon Communications, Inc.	5.012	08-21-54	15,000	14,579
Zayo Group LLC (A)	5.750	01-15-27	8,000	8,480
Wireless telecommunication services 1.0%
Digicel Group, Ltd. (A)	8.250	09-30-20	200,000	191,750
Digicel, Ltd. (A)	6.750	03-01-23	15,000	14,344
Millicom International Cellular SA (A)	6.625	10-15-21	200,000	208,042
Sprint Capital Corp.	6.875	11-15-28	20,000	21,800
T-Mobile USA, Inc.	6.125	01-15-22	15,000	15,713
Utilities 1.8%				760,895
Electric utilities 1.5%
Abengoa Transmision Sur SA (A)	6.875	04-30-43	9,962	10,908

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 21

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Broadcom Corp. (A)	2.375	01-15-20	30,000	$30,212
Broadcom Corp. (A)	3.875	01-15-27	34,000	34,906
Electricite de France SA (A)	3.625	10-13-25	15,000	15,506
Electricite de France SA (5.250% to 1-29-23,
then 10 Year U.S. Swap Rate +
3.709%) (A)(C)	5.250	01-29-23	100,000	103,375
Empresa Electrica Angamos SA (A)	4.875	05-25-29	200,000	204,016
FirstEnergy Corp.	4.850	07-15-47	12,000	12,293
Majapahit Holding BV (A)	7.750	01-20-20	150,000	168,195
NextEra Energy Capital Holdings, Inc.	1.649	09-01-18	10,000	9,995
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	15,000	15,117
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	30,000	30,924
Gas utilities 0.0%
AmeriGas Partners LP	5.500	05-20-25	11,000	11,110
Independent power and renewable electricity producers 0.3%
NRG Energy, Inc.	6.250	05-01-24	35,000	36,313
NRG Energy, Inc.	6.625	01-15-27	20,000	20,550
NRG Yield Operating LLC	5.375	08-15-24	55,000	57,475
Convertible bonds 0.0%				$14,916
(Cost $15,000)
Utilities 0.0%				14,916
Independent power and renewable electricity producers 0.0%
NRG Yield, Inc. (A)	3.250	06-01-20	15,000	14,916
Capital preferred securities 0.1%				$46,944
(Cost $44,188)
Financials 0.1%				46,944
Insurance 0.1%
MetLife Capital Trust IV (7.875% to
12-15-32, then 3 month LIBOR +
3.960%) (A)	7.875	12-15-67	35,000	46,944
Term loans (D) 1.1%				$472,332
(Cost $490,771)
Consumer discretionary 0.3%				117,505
Media 0.3%
iHeartCommunications, Inc.	7.984	01-30-19	110,259	89,003
iHeartCommunications, Inc.	8.734	07-30-19	35,461	28,502
Financials 0.0%				10,125
Capital markets 0.0%
LSF9 Atlantis Holdings LLC (E)	TBD	05-01-23	10,000	10,125

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 22

	Rate (%)	Maturity date	Par value^	Value
Health care 0.4%				$155,755
Health care providers and services 0.4%
National Mentor Holdings, Inc.	4.297	01-31-21	57,084	57,583
Surgery Center Holdings, Inc.	4.980	11-03-20	97,501	98,172
Industrials 0.4%				188,947
Aerospace and defense 0.2%
WP CPP Holdings LLC	4.811	12-28-19	95,500	92,874
Airlines 0.2%
Delta Air Lines, Inc.	3.724	10-18-18	95,500	96,073
Collateralized mortgage obligations 1.5%				$660,691
(Cost $649,903)
Commercial and residential 1.3%				543,165
Americold 2010 LLC
Series 2010-ARTA, Class D (A)	7.443	01-14-29	100,000	112,175
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (A)(B)	3.759	09-15-26	100,000	100,047
Series 2015-200P, Class F (A)(B)	3.596	04-14-33	25,000	23,544
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2013-CR6, Class XA IO	1.348	03-10-46	263,368	8,657
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-CR3, Class XA IO	2.059	10-15-45	203,746	14,252
Series 2014-FL4, Class D (A)(B)	2.764	07-13-31	50,000	49,609
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.678	08-15-45	124,515	8,467
Countrywide Alternative Loan Trust
Series 2007-16CB, Class 4A7	6.000	08-25-37	52,721	49,478
DBJPM Mortgage Trust
Series 2017-C6, Class C (B)	4.174	06-10-50	10,000	10,267
HILT Mortgage Trust
Series 2014-ORL, Class D (A)(B)	3.376	07-15-29	100,000	98,756
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	1.783	07-25-35	461,526	30,618
Series 2005-AR8, Class AX2 IO	1.544	05-25-35	382,320	21,865
Wells Fargo Commercial Mortgage Trust
Series 2017-RB1, Class C (B)	4.311	03-15-50	15,000	15,430
U.S. Government Agency 0.2%				117,526
Federal Home Loan Mortgage Corp.
Series K018, Class X1 IO	1.381	01-25-22	374,553	18,495
Series K021, Class X1 IO	1.606	06-25-22	60,965	3,617
Series K710, Class X1 IO	1.741	05-25-19	253,287	6,074
Government National Mortgage Association
Series 2012-114, Class IO	0.816	01-16-53	172,272	9,335
Series 2016-162, Class IO	0.995	09-16-58	209,264	17,177
Series 2016-174, Class IO	0.901	11-16-56	137,916	11,313
Series 2016-87, Class IO	1.007	08-16-58	128,059	9,683
Series 2017-109, Class IO	0.612	04-16-57	170,000	10,835

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 23

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2017-20, Class IO	0.749	12-16-58	258,528	$17,946
Series 2017-46, Class IO	0.619	11-16-57	193,913	13,051
Asset backed securities 3.6%				$1,508,803
(Cost $1,490,764)
Asset backed securities 3.6%				1,508,803
Aegis Asset Backed Securities Trust
Series 2005-4, Class M1 (B)	1.682	10-25-35	75,000	74,308
Ally Auto Receivables Trust
Series 2017-3, Class A3	1.740	09-15-21	30,000	29,982
American Express Credit Account Master
Trust
Series 2017-1, Class A	1.930	09-15-22	100,000	100,429
Arby’s Funding LLC
Series 2015-1A, Class A2 (A)	4.969	10-30-45	39,300	40,378
BA Credit Card Trust
Series 2017-A1, Class A1	1.950	08-15-22	80,000	80,377
Cabela’s Credit Card Master Note Trust
Series 2016-1, Class A1	1.780	06-15-22	50,000	49,966
California Republic Auto Receivables Trust
Series 2016-2, Class A4	1.830	12-15-21	15,000	14,988
Capital One Multi-Asset Execution Trust
Series 2016-A3, Class A3	1.340	04-15-22	55,000	54,678
Series 2017-A1, Class A1	2.000	01-17-23	65,000	65,340
CarMax Auto Owner Trust
Series 2016-2, Class A4	1.680	09-15-21	20,000	19,905
Chase Issuance Trust
Series 2016-A2, Class A	1.370	06-15-21	45,000	44,753
Series 2016-A5, Class A5	1.270	07-15-21	90,000	89,275
Chrysler Capital Auto Receivables Trust
Series 2016-BA, Class A4 (A)	1.870	02-15-22	15,000	14,935
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1	1.750	11-19-21	65,000	65,021
CNH Equipment Trust
Series 2016-B, Class A3	1.630	08-15-21	20,000	19,974
Countrywide Asset-Backed Certificates Trust
Series 2004-10, Class AF5B (B)	4.933	02-25-35	29,517	29,524
DB Master Finance LLC
Series 2015-1A, Class A2II (A)	3.980	02-20-45	34,213	35,080
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (A)	4.118	07-25-47	50,000	50,447
Driven Brands Funding LLC
Series 2015-1A, Class A2 (A)	5.216	07-20-45	29,475	29,367
Ford Credit Auto Owner Trust
Series 2016-C, Class A4	1.400	02-15-22	26,000	25,728
GM Financial Consumer Automobile
Receivables Trust
Series 2017-2A, Class A3 (A)	1.860	12-16-21	30,000	30,021
Honda Auto Receivables Owner Trust
Series 2016-2, Class A4	1.620	08-15-22	30,000	29,917
Series 2016-3, Class A4	1.330	11-18-22	80,000	79,252

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 24

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-4, Class A4	1.360	01-18-23	30,000	$29,729
Series 2017-1, Class A3	1.720	07-21-21	40,000	40,007
Huntington Auto Trust
Series 2016-1, Class A4	1.930	04-15-22	55,000	55,092
Hyundai Auto Receivables Trust
Series 2017-A, Class A3	1.760	08-16-21	35,000	35,039
Nissan Auto Receivables Owner Trust
Series 2017-A, Class A3	1.740	08-16-21	20,000	20,033
Saxon Asset Securities Trust
Series 2006-2, Class A3C (B)	1.366	09-25-36	28,292	27,570
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A (A)(B)	2.050	06-20-31	11,557	11,540
Synchrony Credit Card Master Note Trust
Series 2016-1, Class A	2.040	03-15-22	20,000	20,092
Taco Bell Funding LLC
Series 2016-1A, Class A2I (A)	3.832	05-25-46	29,775	30,548
Towd Point Mortgage Trust
Series 2016-5, Class A1 (A)(B)	2.500	10-25-56	35,889	35,955
Toyota Auto Receivables Owner Trust
Series 2017-B, Class A3	1.760	07-15-21	40,000	40,021
Series 2017-C, Class A4	1.980	12-15-22	20,000	19,997
Wendys Funding LLC
Series 2015-1A, Class A2I (A)	3.371	06-15-45	58,950	59,538
World Omni Auto Receivables Trust
Series 2017-B, Class A3	1.950	02-15-23	10,000	9,997

			Shares	Value
Common stocks 31.8%				$13,463,303
(Cost $11,480,293)
Consumer discretionary 6.5%				2,769,153
Auto components 0.4%
Delphi Automotive PLC			979	88,521
Magna International, Inc.			1,672	79,738
Automobiles 1.3%
Bayerische Motoren Werke AG			794	72,952
Ford Motor Company			8,775	98,456
Honda Motor Company, Ltd.			2,400	67,180
Mazda Motor Corp.			5,600	84,184
Nissan Motor Company, Ltd.			9,100	90,356
Toyota Motor Corp.			2,300	129,628
Hotels, restaurants and leisure 0.6%
Norwegian Cruise Line Holdings, Ltd. (F)			2,068	113,885
Starbucks Corp.			2,569	138,675
Household durables 0.3%
Panasonic Corp.			4,600	63,357
Tempur Sealy International, Inc. (F)			1,361	78,489

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 25

	Shares	Value
Consumer discretionary (continued)
Internet and direct marketing retail 0.7%
Amazon.com, Inc. (F)	230	$227,189
The Priceline Group, Inc. (F)	39	79,112
Media 0.9%
Cinemark Holdings, Inc.	853	33,182
Comcast Corp., Class A	1,764	71,354
Lions Gate Entertainment Corp., Class A (F)	1,718	50,509
Lions Gate Entertainment Corp., Class B (F)	1,718	47,262
The Walt Disney Company	1,463	160,828
Specialty retail 1.5%
Advance Auto Parts, Inc.	175	19,602
Build-A-Bear Workshop, Inc. (F)	4,961	47,626
CarMax, Inc. (F)	1,259	83,409
Lithia Motors, Inc., Class A	669	69,074
L’Occitane International SA	34,000	78,599
Lowe’s Companies, Inc.	1,220	94,428
O’Reilly Automotive, Inc. (F)	153	31,258
The TJX Companies, Inc.	1,493	104,973
Tractor Supply Company	668	37,488
Williams-Sonoma, Inc.	1,642	76,238
Textiles, apparel and luxury goods 0.8%
adidas AG	257	58,697
Gildan Activewear, Inc.	3,057	92,107
NIKE, Inc., Class B	2,095	123,710
Ralph Lauren Corp.	1,019	77,087
Consumer staples 2.5%		1,076,118
Beverages 0.8%
Anheuser-Busch InBev SA	686	82,754
Diageo PLC, ADR	379	49,486
Heineken NV	561	58,540
PepsiCo, Inc.	1,143	133,285
Food and staples retailing 0.6%
Alimentation Couche-Tard, Inc., Class B	1,432	67,904
CVS Health Corp.	532	42,523
Koninklijke Ahold Delhaize NV	6,482	132,583
Food products 0.3%
Danone SA	794	59,248
Mondelez International, Inc., Class A	1,794	78,972
Personal products 0.2%
Pola Orbis Holdings, Inc.	4,000	110,973
Tobacco 0.6%
Altria Group, Inc.	382	24,819
British American Tobacco PLC	1,354	84,227

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 26

	Shares	Value
Consumer staples (continued)
Tobacco (continued)
Japan Tobacco, Inc.	2,600	$90,348
Philip Morris International, Inc.	518	60,456
Energy 1.9%		815,372
Energy equipment and services 0.5%
Halliburton Company	1,294	54,917
Schlumberger, Ltd.	1,265	86,779
Weatherford International PLC (F)	16,219	72,337
Oil, gas and consumable fuels 1.4%
Apache Corp.	1,496	74,022
California Resources Corp. (F)	50	406
Canadian Natural Resources, Ltd.	2,621	80,203
Concho Resources, Inc. (F)	246	32,044
Devon Energy Corp.	1,678	55,894
EOG Resources, Inc.	968	92,096
Range Resources Corp.	2,175	45,914
Royal Dutch Shell PLC, A Shares	4,464	126,070
TOTAL SA	1,862	94,690
Financials 6.5%		2,728,582
Banks 4.6%
Bank of America Corp.	9,740	234,929
Barclays PLC	26,590	71,294
Citigroup, Inc.	2,971	203,365
HSBC Holdings PLC	18,738	187,659
ICICI Bank, Ltd., ADR	14,085	131,131
Intesa Sanpaolo SpA	14,066	48,421
JPMorgan Chase & Co.	2,574	236,293
KeyCorp	5,048	91,066
Regions Financial Corp.	3,541	51,699
Seven Bank, Ltd.	8,100	32,055
Standard Chartered PLC (F)	8,026	89,717
Sumitomo Mitsui Financial Group, Inc.	1,900	73,313
SVB Financial Group (F)	536	95,644
U.S. Bancorp	3,067	161,876
Wells Fargo & Company	4,432	239,062
Capital markets 1.5%
Affiliated Managers Group, Inc.	582	108,153
Euronext NV (A)	544	31,791
Intercontinental Exchange, Inc.	1,339	89,325
Invesco, Ltd.	1,968	68,427
The Blackstone Group LP	3,022	101,086
The Charles Schwab Corp.	2,002	85,886
The Goldman Sachs Group, Inc.	648	146,014

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 27

	Shares	Value
Financials (continued)
Consumer finance 0.2%
Discover Financial Services	1,107	$67,461
Insurance 0.2%
Dai-ichi Life Holdings, Inc.	4,800	82,915
Health care 4.0%		1,684,478
Biotechnology 1.1%
Biogen, Inc. (F)	500	144,795
Celgene Corp. (F)	883	119,567
Gilead Sciences, Inc.	2,057	156,517
Shire PLC, ADR	310	51,937
Health care equipment and supplies 0.9%
Abbott Laboratories	1,551	76,278
Danaher Corp.	1,109	90,372
Globus Medical, Inc., Class A (F)	1,201	36,931
Medtronic PLC	1,194	100,260
Stryker Corp.	375	55,163
Zimmer Biomet Holdings, Inc.	331	40,157
Health care providers and services 0.1%
UnitedHealth Group, Inc.	146	28,004
Life sciences tools and services 0.3%
Thermo Fisher Scientific, Inc.	608	106,722
Pharmaceuticals 1.6%
Allergan PLC	628	158,463
GlaxoSmithKline PLC	1,744	34,718
Johnson & Johnson	1,534	203,592
Merck & Company, Inc.	1,833	117,092
Pfizer, Inc.	4,943	163,910
Industrials 2.7%		1,134,464
Aerospace and defense 0.8%
Cobham PLC	42,553	74,539
General Dynamics Corp.	404	79,317
Rockwell Collins, Inc.	315	33,557
Safran SA	702	66,417
United Technologies Corp.	865	102,563
Airlines 0.2%
Southwest Airlines Company	1,448	80,378
Building products 0.5%
American Woodmark Corp. (F)	717	70,374
Fortune Brands Home & Security, Inc.	1,621	106,451
Johnson Controls International PLC	980	38,171
Commercial services and supplies 0.1%
Interface, Inc.	1,662	31,495

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 28

	Shares	Value
Industrials (continued)
Electrical equipment 0.1%
Regal Beloit Corp.	335	$27,922
Industrial conglomerates 0.7%
Honeywell International, Inc.	901	122,644
Koninklijke Philips NV	2,148	82,088
Rheinmetall AG	681	67,957
Machinery 0.2%
Fortive Corp.	1,515	98,081
Road and rail 0.1%
Union Pacific Corp.	510	52,510
Information technology 5.7%		2,428,654
Communications equipment 0.3%
Cisco Systems, Inc.	3,932	123,661
Electronic equipment, instruments and components 0.1%
Optex Company, Ltd.	1,500	50,367
Internet software and services 1.1%
Alphabet, Inc., Class A (F)	205	193,828
eBay, Inc. (F)	3,727	133,166
Facebook, Inc., Class A (F)	916	155,033
IT services 0.8%
Automatic Data Processing, Inc.	870	103,452
PayPal Holdings, Inc. (F)	929	54,393
Visa, Inc., Class A	1,745	173,732
Semiconductors and semiconductor equipment 0.7%
Applied Materials, Inc.	1,729	76,612
Broadcom, Ltd.	411	101,349
Microchip Technology, Inc.	644	51,546
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	1,583	56,925
Software 1.3%
Adobe Systems, Inc. (F)	572	83,792
Electronic Arts, Inc. (F)	910	106,233
Microsoft Corp.	3,841	279,241
Oracle Corp.	967	48,282
salesforce.com, Inc. (F)	318	28,874
Technology hardware, storage and peripherals 1.4%
Apple, Inc.	2,316	344,459
Lenovo Group, Ltd.	108,000	66,803
Samsung Electronics Company, Ltd., GDR	112	120,735
Seagate Technology PLC	2,311	76,171
Materials 0.8%		323,984
Chemicals 0.1%
The Sherwin-Williams Company	147	49,579

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 29

	Shares	Value
Materials (continued)
Containers and packaging 0.3%
Amcor, Ltd.	5,924	$72,720
Avery Dennison Corp.	503	46,744
Metals and mining 0.4%
Agnico Eagle Mines, Ltd.	628	29,334
Franco-Nevada Corp.	535	38,766
Freeport-McMoRan, Inc. (F)	4,145	60,600
Teck Resources, Ltd., Class B	1,209	26,241
Telecommunication services 1.2%		502,498
Diversified telecommunication services 0.9%
Koninklijke KPN NV	30,467	110,484
Nippon Telegraph & Telephone Corp.	3,300	161,496
Telefonica SA	8,046	91,105
Wireless telecommunication services 0.3%
KDDI Corp.	2,100	55,644
Vodafone Group PLC	28,577	83,769
Preferred securities 0.5%		$186,162
(Cost $184,041)
Consumer staples 0.2%		53,968
Household products 0.2%
Henkel AG & Company KGaA	381	53,968
Financials 0.2%		89,626
Banks 0.2%
GMAC Capital Trust I, 6.967% (B)	2,104	55,861
Regions Financial Corp., 6.375%	383	9,870
Wells Fargo & Company, Series L, 7.500%	18	23,895
Utilities 0.1%		42,568
Multi-utilities 0.1%
Dominion Energy, Inc., 6.750%	835	42,568
Investment companies 9.9%		$4,185,154
(Cost $3,942,636)
Energy Select Sector SPDR Fund	1,755	116,918
Financial Select Sector SPDR Fund	2,450	61,471
iShares Global Infrastructure ETF	2,778	125,760
iShares iBoxx $ Investment Grade Corporate
Bond ETF	3,350	405,719
iShares MSCI Emerging Markets ETF	5,573	244,097
iShares MSCI India ETF	1,875	64,425
iShares MSCI India Small-Cap ETF	1,375	63,704
iShares MSCI South Korea Capped ETF	6,250	435,625
iShares MSCI Taiwan Capped ETF	6,960	254,736
iShares Nasdaq Biotechnology ETF	430	137,209

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 30

	Shares	Value
Investment Companies (Continued)
iShares TIPS Bond ETF	324	36,826
iShares U.S. Oil & Gas Exploration &
Production ETF	1,230	69,274
Materials Select Sector SPDR Fund	2,261	123,541
PowerShares DB Agriculture Fund (F)	897	17,877
PowerShares DB Base Metals Fund (F)	3,798	63,730
PowerShares DB Commodity Index Tracking
Fund (F)	3,551	53,407
PowerShares DB Energy Fund (F)	2,073	25,456
PowerShares DB Gold Fund (F)	4,246	171,836
SPDR Bloomberg Barclays High Yield Bond
ETF	12,400	463,760
SPDR S&P China ETF	5,350	517,773
SPDR S&P Global Natural Resources ETF	3,735	164,826
SPDR S&P Homebuilders ETF	7,000	268,450
VanEck Vectors Oil Services ETF	1,635	40,597
Vanguard Dividend Appreciation ETF	1,380	128,823
Vanguard Global ex-U.S. Real Estate ETF	851	49,826
Vanguard Information Technology ETF	280	41,065
Vanguard REIT ETF	456	38,423

	Shares/Notional amount	Value
Purchased options 0.0%		$4,275
(Cost $3,618)
Calls 0.0%		4,275
Exchange Traded Option on iShares MSCI
Brazil Capped ETF (Expiration
Date: 12-15-17; Strike Price: $42.00) (F)	5,000	4,275
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 12.2%				$5,160,849
(Cost $5,160,866)
Commercial paper 8.3%				3,495,724
Essilor International SA	1.150	09-06-17	250,000	249,713
Henkel of America, Inc.	1.220	08-11-17	250,000	249,915
John Deere Canada ULC	1.180	08-04-17	250,000	249,975
Koch Resources LLC	1.180	08-01-17	250,000	250,000
Loreal USA, Inc.	1.206	08-21-17	250,000	249,844
Manhattan Asset Funding Company LLC	1.210	08-07-17	500,000	499,883
Philip Morris International, Inc.	1.200	08-23-17	250,000	249,817
Sumitomo Mitsui Trust Bank, Ltd.	1.310	10-30-17	500,000	498,363
Telstra Corp., Ltd.	1.300	10-23-17	500,000	498,501
Total Capital Canada, Ltd.	1.160	08-23-17	250,000	249,823
Washington Gas Light Company	1.130	08-15-17	250,000	249,890
		Yield (%)	Shares	Value
Money market funds 3.9%				1,665,125

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 31

	Yield (%)	Shares	Value
State Street Institutional U.S. Government Money Market
Fund, Premier Class	0.9351(G)	1,665,125	$1,665,125
Total investments (Cost $38,666,734)† 97.6%			$41,288,773
Other assets and liabilities, net 2.4%			1,009,178
Total net assets 100.0%			$42,297,951

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations
BRL	Brazilian Real
MXN	Mexican Peso
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,579,918 or 10.8% of the fund’s net assets as of 7-31-17.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(F)	Non-income producing security.
(G)	The rate shown is the annualized seven-day yield as of 7-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-17, the aggregate cost of investment securities for federal income tax purposes was $38,768,185. Net unrealized appreciation aggregated to $2,520,588, of which $3,514,448 related to appreciated investment securities and $993,860 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 32

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
CME E-mini Financial Sector Futures	5	Long	Sep 2017	$383,725	$385,125	$1,400
CME E-mini Industrial Sector Futures	4	Long	Sep 2017	271,649	273,120	1,471
CME E-mini Technology Sector Futures	7	Long	Sep 2017	388,977	401,730	12,753
Euro STOXX 50 Index Futures	22	Long	Sep 2017	911,076	897,723	(13,353)
MSCI Singapore Index Futures	8	Long	Aug 2017	218,124	217,511	(613)
OMX Stockholm 30 Index Futures	6	Long	Aug 2017	119,476	114,816	(4,660)
10-Year U.S. Treasury Note Futures	7	Short	Sep 2017	(884,015)	(881,234)	2,781
5-Year U.S. Treasury Note Futures	2	Short	Sep 2017	(236,125)	(236,297)	(172)
Mini MSCI EAFE Index Futures	6	Short	Sep 2017	(573,080)	(581,670)	(8,590)
Mini MSCI Emerging Markets Index Futures	21	Short	Sep 2017	(1,066,292)	(1,117,725)	(51,433)
S&P 500 Index E-Mini Futures	21	Short	Sep 2017	(2,550,960)	(2,591,400)	(40,440)
						$(100,856)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
AUD	785,417	USD	605,000	Australia and New Zealand Banking Group	9/20/2017	$22,956	—
CAD	424,337	USD	314,323	Bank of Montreal	9/20/2017	26,269	—
EUR	444,474	USD	502,884	HSBC Bank USA	9/20/2017	24,659	—
				Morgan Stanley Capital Services,
EUR	156,711	USD	180,000	Inc.	9/20/2017	5,999	—
JPY	13,814,050	USD	125,000	Goldman Sachs Bank USA	9/20/2017	578	—
SEK	4,299,448	USD	510,000	Citibank N.A.	9/20/2017	23,980	—
SGD	833,887	USD	606,826	Citibank N.A.	9/20/2017	8,939	—
				Australia and New Zealand
USD	704,968	AUD	936,213	Banking Group	9/20/2017	—	$(43,553)
USD	45,000	CAD	59,681	Bank of Montreal	9/20/2017	—	(2,903)
USD	170,000	CAD	218,639	Royal Bank of Canada	9/20/2017	—	(5,490)
				Morgan Stanley Capital Services,
USD	400,000	EUR	350,888	Inc.	9/20/2017	—	(16,466)
USD	500,614	JPY	55,137,368	Goldman Sachs Bank USA	9/20/2017	—	(619)
USD	406,625	SGD	561,844	Citibank N.A.	9/20/2017	—	(8,256)
						$113,380	$(77,287)

WRITTEN OPTIONS

Options on securities

					Number
Counterparty (OTC)/	Name of		Exercise	Expiration	of	Notional
Exchange-traded	issuer		price	date	contracts	amount	Premium	Value
Puts
	Energy Select Sector
Exchange-traded	SPDR Fund	USD	64.00	Aug 2017	14	$1,400	$2,375	$(300)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 33

WRITTEN OPTIONS (continued)

Options on securities

					Number
Counterparty (OTC)/	Name of		Exercise	Expiration	of	Notional
Exchange-traded	issuer		price	date	contracts	amount	Premium	Value
	iShares MSCI Brazil
Exchange-traded	Capped ETF	USD	37.00	Sep 2017	25	$2,500	$3,169	$(2,300)
							$5,544	$(2,600)

Derivatives currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND 34

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-17

Assets
Investments, at value (Cost $38,666,734)	$41,288,773
Cash	452,414
Foreign currency, at value (Cost $64)	64
Cash held at broker for futures contracts	239,326
Cash segregated at custodian for derivative contracts	50,000
Receivable for investments sold	252,665
Unrealized appreciation on forward foreign currency contracts	113,380
Dividends and interest receivable	171,870
Receivable due from advisor	736
Other receivables and prepaid expenses	223
Total assets	42,569,451
Liabilities
Payable for investments purchased	126,038
Unrealized depreciation on forward foreign currency contracts	77,287
Written options, at value (premium received $5,544)	2,600
Payable for futures variation margin	1,131
Payable to affiliates
Accounting and legal services fees	1,041
Transfer agent fees	3,977
Trustees' fees	144
Other liabilities and accrued expenses	59,282
Total liabilities	271,500
Net assets	$42,297,951
Net assets consist of
Paid-in capital	$40,237,441
Undistributed net investment income	190,162
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(690,163)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	2,560,511
Net assets	$42,297,951

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($31,996,797 ÷ 3,048,222 shares)[1]	$10.50
Class I ($10,301,154 ÷ 978,848 shares)	$10.52
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.05

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       35

STATEMENT OF OPERATIONS  For the year ended 7-31-17

Investment income
Interest	$786,347
Dividends	414,772
Less foreign taxes withheld	(9,806)
Total investment income	1,191,313
Expenses
Investment management fees	407,672
Distribution and service fees	92,690
Accounting and legal services fees	6,301
Transfer agent fees	47,925
Trustees' fees	1,165
Printing and postage	16,301
Professional fees	51,361
Custodian fees	33,330
Other	9,597
Total expenses	666,342
Less expense reductions	(3,901)
Net expenses	662,441
Net investment income	528,872
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	606,942
Futures contracts	(801,214)
(194,272)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	1,796,236
Futures contracts	160,917
Written options	2,944
1,960,097
Net realized and unrealized gain	1,765,825
Increase in net assets from operations	$2,294,697

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       36

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-17	Year ended 7-31-16
Increase (decrease) in net assets
From operations
Net investment income	$528,872	$677,295
Net realized loss	(194,272)	(440,458)
Change in net unrealized appreciation (depreciation)	1,960,097	(582,250)
Increase (decrease) in net assets resulting from operations	2,294,697	(345,413)
Distributions to shareholders
From net investment income
Class A	(481,260)	(676,620)
Class I	(181,605)	(234,406)
From net realized gain
Class A	—	(26,880)
Class I	—	(8,124)
Total distributions	(662,865)	(946,030)
From fund share transactions	769,725	420,639
Total increase (decrease)	2,401,557	(870,804)
Net assets
Beginning of year	39,896,394	40,767,198
End of year	$42,297,951	$39,896,394
Undistributed net investment income	$190,162	$355,626

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       37

Financial highlights

Class A Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.09	$10.43	$10.92	$11.07	$11.04
Net investment income[1]	0.12	0.17	0.21	0.31	0.39
Net realized and unrealized gain (loss) on investments	0.45	(0.27)	(0.10)	0.42	0.24
Total from investment operations	0.57	(0.10)	0.11	0.73	0.63
Less distributions
From net investment income	(0.16)	(0.23)	(0.32)	(0.35)	(0.42)
From net realized gain	—	(0.01)	(0.28)	(0.53)	(0.18)
Total distributions	(0.16)	(0.24)	(0.60)	(0.88)	(0.60)
Net asset value, end of period	$10.50	$10.09	$10.43	$10.92	$11.07
Total return (%)[2,3]	5.74	(0.96)	1.07	6.89	5.81
Ratios and supplemental data
Net assets, end of period (in millions)	$32	$30	$31	$33	$33
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	1.71	1.77	1.66	1.62	1.23
Expenses including reductions[4]	1.70	1.70	1.66	1.60	1.14
Net investment income	1.22	1.67	1.93	2.87	3.50
Portfolio turnover (%)	73	55	62	119	40

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.08%-0.89%, 0.09%-0.89%, 0.10%-0.93%, 0.10% - 1.01% and 0.74%-1.42% for the years ended 7-31-17, 7-31-16, 7-31-15, 7-31-14, and 7-31-13, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       38

Class I Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.12	$10.46	$10.95	$11.10	$11.06
Net investment income[1]	0.16	0.20	0.24	0.35	0.43
Net realized and unrealized gain (loss) on investments	0.43	(0.27)	(0.10)	0.42	0.25
Total from investment operations	0.59	(0.07)	0.14	0.77	0.68
Less distributions
From net investment income	(0.19)	(0.26)	(0.35)	(0.39)	(0.46)
From net realized gain	—	(0.01)	(0.28)	(0.53)	(0.18)
Total distributions	(0.19)	(0.27)	(0.63)	(0.92)	(0.64)
Net asset value, end of period	$10.52	$10.12	$10.46	$10.95	$11.10
Total return (%)[2]	5.94	(0.63)	1.40	7.19	6.30
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$10	$9	$10	$10
Ratios (as a percentage of average net assets):
Expenses before reductions[3]	1.40	1.45	1.35	1.30	0.86
Expenses including reductions[3]	1.39	1.39	1.35	1.28	0.77
Net investment income	1.53	1.98	2.24	3.19	3.87
Portfolio turnover (%)	73	55	62	119	40

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.08%-0.89%, 0.09%-0.89%, 0.10%-0.93%, 0.10% - 1.01% and 0.74%-1.42% for the years ended 7-31-17, 7-31-16, 7-31-15, 7-31-14 and 7-31-13, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       39

Notes to financial statements

Note 1 — Organization

John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Fund II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       40

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2017, by major security category or type:

	Total value at 7-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
U.S. Government and Agency obligations	$6,107,967	—	$6,107,967	—
Foreign government obligations	386,766	—	386,766	—
Corporate bonds	9,090,611	—	9,090,611	—
Convertible bonds	14,916	—	14,916	—
Capital preferred securities	46,944	—	46,944	—
Term loans	472,332	—	472,332	—
Collateralized mortgage obligations	660,691	—	660,691	—
Asset backed securities	1,508,803	—	1,508,803	—
Common stocks	13,463,303	$10,222,910	3,240,393	—
Preferred securities	186,162	132,194	53,968	—
Investment companies	4,185,154	4,185,154	—	—
Purchased options	4,275	4,275	—	—
Short-term investments	5,160,849	1,665,125	3,495,724	—
Total investments in securities	$41,288,773	$16,209,658	$25,079,115	—
Other financial instruments:
Futures	$(100,856)	$(96,196)	$(4,660)	—
Forward foreign currency contracts	36,093	—	36,093	—
Written options	(2,600)	(2,600)	—	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       41

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended July 31, 2017 the fund had no borrowings under either line of credit. Commitment fees for the year ended July, 31, 2017 were $2,895.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       42

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2017, the fund has a short-term capital loss carryforward of $268,164 and a long-term capital loss carryforward of $415,840 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended July 31, 2017 and 2016 was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$662,865	$911,531
Long-Term Capital Gain	—	34,499
Total	$662,865	$946,030

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2017, the components of distributable earnings on a tax basis consisted of $225,572 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities, partnerships and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       43

transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearing house. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2017, the fund used futures contracts to maintain diversity and liquidity of the fund, manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $7.7 million to $10.3 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

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During the year ended July 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and as a substitute for securities purchased. The fund held forward foreign currency contracts with notional values ranging from $3.0 million to $7.5 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2017, the fund used purchased options contracts to manage against anticipated changes in securities, gain exposure to certain securities markets and substitute for securities purchased or to be purchased. The fund held purchased options contracts with market values ranging up to $4,275, as measured at each quarter end.

During the year ended July 31, 2017, the fund wrote option contracts to manage against anticipated changes in securities, gain exposure to certain securities markets and substitute for securities purchased or to be purchased. The following table summarizes the fund's written options activities during the year ended July 31, 2017:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	—
Options written	39	$5,544
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	39	$5,544

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	$15,624	($119,089)
Interest rate	Receivable/payable for futures	Futures†	2,781	(172)

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Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	$113,380	($77,287)
Equity	Investments, at value*	Purchased options	4,275
Equity	Written options, at value	Written options	—	(2,600)
			$136,060	($199,148)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the Fund's investments

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Total
Interest rate	$3,280	—	$3,280
Equity	(804,494)	—	(804,494)
Foreign currency	—	($66,066)	(66,066)
Total	($801,214)	($66,066)	($867,280)
* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Statement of operations location - change in unrealized appreciation (depreciation)
Risk	Futures contracts	Written options	Investments and translation of assets and liabilities in foreign currencies*	Total
Interest rate	$19,801	—	—	$19,801
Equity	141,116	$2,944	—	144,060
Foreign currency	—	—	$65,126	65,126
Total	$160,917	$2,944	$65,126	$228,987
* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

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Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.00% of the first $500 million of the fund's average daily net assets and (b) 0.95% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees. .

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor voluntarily agreed to reduce its management fee or, if necessary, make payments to Class A and Class I shares, in an amount equal to the amount by which the expenses of Class A and Class I shares exceed 1.70% and 1.39%, respectively, of average annual net assets (on an annualized basis). For purposes of this agreement, expenses mean all fund level and class specific operating expenses, excluding: (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement may be terminated at any time by the Advisor upon notice to the fund.

The expense reductions described above amounted to $3,061 and $840 for Class A and Class I shares, respectively, for the year ended July 31, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2017 were equivalent to a net annual effective rate of 0.99% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2017, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares may be subject to up-front sales changes. For the year ended July 31, 2017, there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2017, there were no CDSCs received by the Distributor for Class A.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are

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determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$92,690	$37,183
Class I	—	10,742
Total	$92,690	$47,925

Trustee expenses. The trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2017 and 2016 were as follows:

	Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	48,222	$481,260	—	—
Net increase	48,222	$481,260	—	—
Class I shares
Sold	10,405	$106,860	43,359	$418,840
Distributions reinvested	18,178	181,605	182	1,799
Net increase	28,583	$288,465	43,541	$420,639
Total net increase	76,805	$769,725	43,541	$420,639

There were no fund share transactions for Class A for the years ended July 31, 2017 and July 31, 2016.

Affiliates of the fund owned 100% of shares of Class A and Class I, on July 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $16,666,354 and $21,201,159 respectively, for the year ended July 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $10,411,578 and $8,404,748, respectively, for the year ended July 31, 2017.

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Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Diversified Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Diversified Strategies Fund (the "Fund") as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, agent banks, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Diversified Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24,2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
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(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its peer group average for the three-year and five-year periods ended December 31, 2016. The Board noted that the fund underperformed its benchmark index for the one-year, three-year, and five-year periods ended December 31, 2016 and underperformed its peer group for the one-year period ended December 31, 2016. The Board noted the fund's favorable performance relative to its peer group average for the three-year and five-year periods. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
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(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(j)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(k)	noted that the subadvisory fee for the fund is paid by the Advisor;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       55

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       56

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       57

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       58

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       59

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       60

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       61

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       62

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Diversified Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
392A 7/17 9/17

John Hancock

Global Absolute Return Strategies Fund

Annual report 7/31/17

A message to shareholders

Dear shareholder,

Global equity markets generally delivered solid gains over the past year, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. Monetary policy remains accommodative in many parts of the world as central banks strive to help nurture the economic growth that has begun to materialize. The U.S. dollar has weakened in recent months against most major currencies, prompting investors to consider opportunities abroad, a trend that's been compounded by the stretched valuations in U.S. equities. These conditions highlight the advantages of a diversified portfolio that includes some exposure to alternative strategies.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Absolute Return Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
56	Financial statements
60	Financial highlights
66	Notes to financial statements
79	Auditor's report
80	Continuation of investment advisory and subadvisory agreements
86	Trustees and Officers
90	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17 (%)

The Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of global developed markets, and is included here as a broad measure of market performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

Prior to January 1, 2017, the fund compared its performance to the Bank of America Merrill Lynch USD 1-Month LIBID Average Index; after this date, the fund added the Bank of America Merrill Lynch USD 6-Month LIBOR Constant Maturity Index as the primary benchmark, to better reflect the universe of investment opportunities based on the fund's investment strategy.

The MSCI World Index is shown as a point of overall market reference.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Positive absolute and relative returns for the period

The fund was up for the period, outpacing its benchmark, as the underlying strategies delivering positive returns more than offset those delivering negative returns.

U.S. equity banks outpaced consumer staples, boosting results

A relative value U.S. equity strategy pairing a long position in banks against short exposure to consumer staples was a top contributor, as was an allocation to the European equity market.

Short U.S. small-cap exposure hurt performance

Relative value U.S. equity strategies with long exposure to technology, in one case, and large caps, in another, declined.

PORTFOLIO ALLOCATION AS OF 7/31/17 (%)

Common stocks	42.8	Corporate bonds	17.3
Financials	14.7	U.S. Government	12.1
Real estate	9.1	Foreign government obligations	5.3
Industrials	3.9	Purchased options	1.9
Consumer discretionary	2.7	Short-term investments and other	20.6
Health care	2.6	Commercial paper	7.2
Information technology	2.2	Certificate of deposit	4.4
Consumer Staples	2.1	Time deposits	3.2
Energy	1.7	U.S. Government	2.8
Materials	1.5	Money market funds	1.0
Telecommunication services	1.2	Other assets and liabilities, net	2.0
Utilities	1.1	TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the fund's objective will be achieved. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency transactions are affected by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund's investments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited

Guy Stern, CFA
Portfolio Manager
Standard Life Investments

What was the macroeconomic and capital market environment like during the 12 months ended July 31, 2017?

Many risk asset classes posted positive returns, as the extended bull market continued into its ninth year. Investors seemed to shrug off geopolitical frictions and global policy uncertainty thanks to stable, albeit relatively low, rates of economic growth and robust corporate earnings around much of the world.

Mature international equity markets fared better than those in the United States, led by a strong showing across European exchanges. Emerging-market equities were better still, with many markets across developing countries posting double-digit percentage gains.

In the United States, smaller caps outpaced larger-cap stocks, and cyclical sectors, such as financials, were among the strongest performers, while more defensively oriented segments, such as consumer staples, posted more muted returns. Market volatility remained extremely subdued, and the Chicago Board of Options Exchange (CBOE) Volatility Index, or VIX, reached a record low shortly before the close of the period.

Interest rates generally rose, and credit assets, such as corporate bonds, outperformed their government-issued counterparts. Interest rates and bond prices generally move inversely, but corporate bonds may be less sensitive to interest rates than government bonds for a variety of reasons, including company-specific factors.

How did the fund perform—in absolute terms, and relative to its cash benchmark and its peers?

The fund's Class A shares were up 3.62% (excluding sales charges). By comparison, the fund's benchmark, the Bank of America Merrill Lynch USD 6-Month LIBOR Constant Maturity Index, posted a total return of 1.19%. The fund's average peer, as represented by Morningstar's multialternative fund category, was up 2.82%. Meanwhile, the MSCI World Index, a broad representation of global developed equity markets and an informal point of reference for the fund, registered a 16.78% gain.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       4

"Market volatility remained extremely subdued, as the Chicago Board of Options Exchange (CBOE) Volatility Index, or VIX, reached a record low shortly before the close of the period."

Which of the fund's underlying strategies were the strongest performers?

The fund's U.S. equity banks versus consumer staples relative value strategy was the top positive contributor for the period. This strategy seeks to exploit a significant dispersion in earnings growth and valuation within the U.S. equity market: Banks, which we view as cheap relative to their potential earning power, and consumer staples, which we see as expensive, remain at opposite extremes of this range. With the progression of the business cycle, financials historically tend to outperform consumer staples in a broadly rising market, a development that did indeed play out during this particular period. Rebounding business and consumer confidence lifted expectations of higher loan demand and increased merger-and-acquisition activity, generally a boon to investment banks in particular. Meanwhile, rising yields and weaker earnings reduced expectations that consumer staples companies could maintain their share buyback programs.

Elsewhere in the fund, an allocation to European equity boosted results, too. Eurozone equity markets continued to recover and advance as economic momentum gained further traction. Meanwhile, credit segments were among the most favorable parts of the bond markets, and the fund's U.S. investment-grade credit and high-yield credit strategies delivered positive returns, too.

PORTFOLIO COMPOSITION AS OF 7/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       5

"Rebounding business and consumer confidence lifted expectations of higher loan demand and increased merger-and-acquisition activity, generally a boon to investment banks in particular."

What were the detractors from performance for the period?

The fund's U.S. equity large-cap versus small-cap strategy suffered losses as short exposure to the smaller-cap portion of the U.S. market more than offset the favorable effects of long exposure to the larger-cap portion. Both segments of the U.S. market posted increases, but smaller company shares, often more sensitive to domestic drivers of U.S. economic growth, outpaced larger company shares, which are typically more tied to the global trade cycle. For similar reasons, the fund's U.S. equity technology versus small-cap relative value strategy was also a significant detractor from performance.

We closed both of these relative value strategies prior to the close of the period, as we felt that the investment thesis behind each had been weakened by a range of developments, including those linked to Donald Trump's U.S. presidential election victory. Strategies with short exposure to small-cap stocks tend to provide some measure of protection during periods of equity market stress. This benefit could be offset by fiscal stimulus (government infrastructure spending and potential tax cuts), but whether and when such stimulus measures can be implemented remains somewhat uncertain.

Another position that tends to perform well in times of general equity market stress—the fund's long equity variance, or volatility, strategy—was a detractor from performance, too. Volatility in

COUNTRY COMPOSITION AS OF 7/31/17 (%)

United States	45.7
United Kingdom	7.3
Germany	6.3
France	4.9
Netherlands	4.4
Switzerland	3.2
Japan	3.2
Sweden	2.6
Spain	2.6
Italy	1.9
Other countries	17.9
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       6

various regional equity markets remained low during the period as global stocks maintained an upward trend.

Would you share an example of a strategy change you made within the fund during the period?

We opened a European equity banks versus EURO STOXX 50 strategy in the fund toward the end of the period. This relative value position expresses our view that the market underestimates favorable implications for the banking segment of a potential interest-rate hike before the end of the European Central Bank's asset purchase program. We also expect European banks to benefit from a reduction in regulatory pressures in the medium term.

How was the fund positioned overall at the end of the period?

The fund closed the period maintaining meaningful equity exposure to benefit from a reflationary economic expansion. Key market return strategies included those emphasizing European equity, U.S. equity, and global real estate investment trusts.

In our view, a broad-based risk asset rally is likely to continue over the medium term, and the fund's combination of underlying positions is designed to benefit from those potential rewards while providing a sufficient balance to offset some of the risks. In addition to outright long exposure to equity markets, the fund also continued to hold a range of diversifying credit, currency, and interest-rate strategies, as well as a range of relative value pairings, which set long exposure to one asset against short exposure to another.

MANAGED BY

Guy Stern, CFA On the fund since inception Investing since 1983

The views expressed in this report are exclusively those of Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-1.56	1.07	1.98	5.46	11.68
Class C2	1.83	1.39	2.21	7.14	13.06
Class I3	3.91	2.44	3.26	12.81	19.80
Class R2[3,4]	3.53	1.90	2.72	9.89	16.27
Class R6[2,4]	4.11	2.55	3.34	13.40	20.31
Class NAV[4]	4.12	2.58	3.37	13.59	20.51
Index 1†	1.19	0.61	0.63	3.07	3.59
Index 2†	0.67	0.23	0.22	1.18	1.26
Index 3†	16.78	12.26	12.93	78.26	98.17

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.64	2.34	1.32	1.73	1.23	1.21
Net (%)	1.64	2.34	1.32	1.73	1.21	1.21

Please refer to the most recent prospectuses and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index; Index 2 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 3 is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Absolute Return Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in three separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2,5	12-19-11	11,306	11,306	10,359	10,126	19,817
Class I3	12-19-11	11,980	11,980	10,359	10,126	19,817
Class R2[3,4]	12-19-11	11,627	11,627	10,359	10,126	19,817
Class R6[2,3]	12-19-11	12,031	12,031	10,359	10,126	19,817
Class NAV[3]	12-19-11	12,051	12,051	10,359	10,126	19,817

The Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of global developed markets, and is included here as a broad measure of market performance.

Prior to January 1, 2017, the fund compared its performance to the Bank of America Merrill Lynch USD 1-Month LIBID Average Index; after this date, the fund added the Bank of America Merrill Lynch USD 6-Month LIBOR Constant Maturity Index as the primary benchmark, to better reflect the universe of investment opportunities based on the fund's investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C and Class R6 shares were first offered on 8-1-12 and 3-1-12, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C and Class R6 shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares except they do not include sales charges.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2017, with the same investment held until July 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2017	Ending value on 7-31-2017	Expenses paid during period ended 7-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,023.90	$8.38	1.67%
	Hypothetical example for comparison purposes	1,000.00	1,016.50	8.35	1.67%
Class C	Actual expenses/actual returns	1,000.00	1,020.00	11.72	2.34%
	Hypothetical example for comparison purposes	1,000.00	1,013.20	11.68	2.34%
Class I	Actual expenses/actual returns	1,000.00	1,025.70	6.68	1.33%
	Hypothetical example for comparison purposes	1,000.00	1,018.20	6.66	1.33%
Class R2	Actual expenses/actual returns	1,000.00	1,023.90	8.63	1.72%
	Hypothetical example for comparison purposes	1,000.00	1,016.30	8.60	1.72%
Class R6	Actual expenses/actual returns	1,000.00	1,026.70	6.18	1.23%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.16	1.23%
Class NAV	Actual expenses/actual returns	1,000.00	1,026.70	6.13	1.22%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.11	1.22%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       11

Fund’s investments

AS OF 7-31-17
	Shares	Value
Common stocks 42.8%		$2,337,713,694
(Cost $2,010,412,875)
Australia 0.6%		33,443,832
Challenger, Ltd.	348,705	3,583,611
Dexus	1,303,046	9,784,676
Mirvac Group	1,285,075	2,232,120
Scentre Group	1,573,310	5,202,509
Stockland	2,625,732	8,828,364
The GPT Group	994,387	3,812,552
Austria 0.2%		7,771,457
BUWOG AG (A)	51,616	1,516,790
Oesterreichische Post AG	136,038	6,254,667
Belgium 0.3%		16,703,785
Anheuser-Busch InBev SA	42,208	5,091,642
KBC Groep NV	61,395	5,075,756
Umicore SA	81,418	6,536,387
Bermuda 0.0%		1,619,025
Validus Holdings, Ltd.	30,099	1,619,025
Canada 0.4%		20,846,522
Alimentation Couche-Tard, Inc., Class B	134,783	6,391,314
Canadian Apartment Properties REIT	58,789	1,528,255
Element Fleet Management Corp.	475,932	3,603,608
RioCan Real Estate Investment Trust	334,860	6,470,245
Smart Real Estate Investment Trust	113,428	2,853,100
China 0.2%		11,505,631
ANTA Sports Products, Ltd.	920,608	3,156,132
Baidu, Inc., ADR (A)	12,657	2,864,912
Ctrip.com International, Ltd., ADR (A)	79,664	4,758,331
Tianhe Chemicals Group, Ltd. (A)(B)	4,848,409	726,256
Denmark 1.4%		76,970,746
A.P. Moller - Maersk A/S, Series B	4,892	10,678,456
Coloplast A/S, B Shares	80,690	6,931,976
Danske Bank A/S	728,410	29,498,918
Novo Nordisk A/S, B Shares	156,771	6,667,385
Pandora A/S	125,509	14,444,660
Vestas Wind Systems A/S	89,524	8,749,351
Finland 1.0%		54,894,707
Kesko OYJ, B Shares	186,716	9,441,093
Nokia OYJ	1,775,959	11,332,682
Sampo OYJ, A Shares	209,314	11,447,680
Stora Enso OYJ, R Shares	985,283	13,173,021

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 12

	Shares	Value
Finland (continued)
Wartsila OYJ ABP	142,951	$9,500,231
France 2.9%		159,341,518
AXA SA	474,808	14,022,689
BNP Paribas SA	313,698	24,310,161
Cie Generale des Etablissements
Michelin	21,353	2,891,958
Credit Agricole SA	380,833	6,684,492
Gecina SA	32,304	4,884,090
Klepierre	318,550	12,964,155
Natixis SA	349,359	2,538,625
Orange SA	436,323	7,341,929
Orpea	48,124	5,518,511
Societe Generale SA	250,547	14,690,707
Thales SA	92,983	10,293,923
TOTAL SA	385,361	19,596,969
Unibail-Rodamco SE	42,370	10,596,889
Veolia Environnement SA	520,938	11,740,212
Vivendi SA	487,424	11,266,208
Germany 2.6%		139,183,825
Allianz SE	61,862	13,186,337
BASF SE	141,810	13,500,263
Bayer AG	78,455	9,937,169
Commerzbank AG (A)	606,629	7,934,884
Deutsche Bank AG (Frankfurt Stock
Exchange)	1,012,176	18,024,424
Deutsche Post AG	363,190	14,089,023
Deutsche Telekom AG	1,080,306	19,735,768
Deutsche Wohnen AG	163,003	6,459,535
LEG Immobilien AG	40,601	3,903,992
Muenchener
Rueckversicherungs-Gesellschaft AG	20,935	4,496,810
Scout24 AG (B)	56,448	2,150,474
Siemens AG	101,560	13,781,815
TUI AG	515,228	8,098,185
Vonovia SE	95,871	3,885,146
Hong Kong 0.5%		29,264,469
Cheung Kong Property Holdings, Ltd.	794,076	6,421,551
China Metal Recycling Holdings,
Ltd. (A)	1,799,400	0
Hang Lung Properties, Ltd.	824,750	2,051,227
Hongkong Land Holdings, Ltd.	372,727	2,800,853
Link REIT	749,591	6,085,664
New World Development Company,
Ltd.	1,688,593	2,280,356
Sun Hung Kai Properties, Ltd.	622,069	9,624,818

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 13

	Shares	Value
Ireland 0.7%		$36,606,748
Allegion PLC	83,133	6,753,725
CRH PLC (A)	384,883	13,509,683
Glanbia PLC	217,385	4,500,128
Ryanair Holdings PLC, ADR (A)	104,502	11,843,212
Italy 1.7%		94,261,544
Atlantia SpA	379,922	11,556,940
Banco BPM SpA (A)	1,264,042	4,603,887
Enel SpA	2,453,268	13,994,133
Intesa Sanpaolo SpA	9,082,919	31,267,195
Mediobanca SpA	671,990	7,011,260
UniCredit SpA (A)	1,109,425	21,804,499
Unione di Banche Italiane SpA	832,867	4,023,630
Japan 1.3%		72,187,263
Asahi Group Holdings, Ltd.	90,028	3,669,655
Hulic Company, Ltd.	296,539	3,131,042
Japan Hotel REIT Investment Corp.	3,093	2,235,912
Japan Retail Fund Investment Corp.	2,078	3,969,109
Komatsu, Ltd.	218,671	5,864,221
LaSalle Logiport REIT	1,596	1,605,019
Mitsubishi Estate Company, Ltd.	491,867	8,943,599
Mitsui Fudosan Company, Ltd.	560,307	12,859,175
Nippon Building Fund, Inc.	864	4,664,011
Nomura Real Estate Master Fund, Inc.	3,216	4,560,006
Orix JREIT, Inc.	1,685	2,558,241
Resorttrust, Inc.	82,425	1,519,389
Shionogi & Company, Ltd.	83,291	4,446,913
Sumitomo Realty & Development
Company, Ltd.	136,322	4,126,789
United Urban Investment Corp.	2,136	3,185,498
Yamaha Corp.	137,111	4,848,684
Jersey, Channel Islands 0.1%		7,347,573
Phoenix Group Holdings	729,580	7,347,573
Netherlands 1.8%		99,125,821
ABN AMRO Group NV (B)	163,018	4,607,728
ASML Holding NV	32,097	4,840,247
ASR Nederland NV	130,248	4,925,318
ING Groep NV	1,610,034	30,081,510
Koninklijke Ahold Delhaize NV	266,020	5,441,167
Koninklijke KPN NV	2,776,238	10,067,570
Koninklijke Philips NV	284,575	10,875,298
Philips Lighting NV (B)	238,020	9,045,841
Royal Dutch Shell PLC, A Shares	528,146	14,915,597
Wereldhave NV	89,345	4,325,545

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 14

	Shares	Value
Portugal 0.1%		$7,136,285
Galp Energia SGPS SA	445,448	7,136,285
Singapore 0.1%		6,877,231
Ascendas Real Estate Investment Trust	1,695,215	3,374,849
City Developments, Ltd.	421,940	3,502,382
South Korea 0.2%		9,765,751
KT Corp., ADR	248,883	4,527,182
Samsung Electronics Company, Ltd.	2,436	5,238,569
Spain 2.4%		131,032,492
ACS Actividades de Construccion y
Servicios SA	211,258	8,090,422
Amadeus IT Group SA	57,996	3,569,868
Banco Bilbao Vizcaya Argentaria SA	1,869,843	16,917,692
Banco de Sabadell SA	1,539,041	3,436,856
Banco Santander SA	5,324,317	36,248,719
Bankia SA	790,243	3,994,134
Bankinter SA	1,479,842	14,402,348
CaixaBank SA	1,740,838	9,067,382
Endesa SA	471,015	11,150,460
Hispania Activos Inmobiliarios SOCIMI
SA	125,551	2,259,994
Industria de Diseno Textil SA	196,152	7,786,112
Inmobiliaria Colonial SA	329,517	3,073,545
Merlin Properties Socimi SA	819,977	11,034,960
Sweden 1.6%		87,099,791
Assa Abloy AB, B Shares	301,375	6,456,342
Castellum AB	165,819	2,577,425
Fabege AB	182,220	3,599,094
Hufvudstaden AB, A Shares	137,344	2,390,671
Lundin Petroleum AB (A)	111,512	2,539,538
Nordea Bank AB	1,663,166	20,985,637
Securitas AB, B Shares	481,422	8,017,285
Svenska Handelsbanken AB, A Shares	787,486	11,721,024
Swedbank AB, A Shares	662,751	17,282,811
Swedish Match AB	327,804	11,529,964
Switzerland 2.0%		107,600,482
Credit Suisse Group AG (A)	209,141	3,214,851
Glencore PLC (A)	1,855,100	8,183,580
Nestle SA	294,345	24,845,528
Novartis AG	202,791	17,273,288
Partners Group Holding AG	14,521	9,426,573
Roche Holding AG	97,515	24,687,803
Zurich Insurance Group AG	65,519	19,968,859

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 15

	Shares	Value
United Kingdom 4.1%		$221,080,649
AstraZeneca PLC	95,210	5,674,811
Aviva PLC	1,067,894	7,590,622
Babcock International Group PLC	802,668	8,941,460
Barratt Developments PLC	599,109	4,865,788
Bellway PLC	93,301	3,928,783
BP PLC	2,930,614	17,213,707
British American Tobacco PLC	171,459	10,665,738
BT Group PLC	1,907,672	7,894,522
Direct Line Insurance Group PLC	1,093,905	5,406,193
Dixons Carphone PLC	1,147,172	4,074,448
DS Smith PLC	730,051	4,650,527
GlaxoSmithKline PLC	329,466	6,558,673
HSBC Holdings PLC	1,783,099	17,857,579
Imperial Brands PLC	227,559	9,371,632
Inchcape PLC	598,793	6,347,442
Johnson Matthey PLC	190,787	7,071,030
Land Securities Group PLC	342,919	4,624,443
National Grid PLC	608,519	7,529,744
Prudential PLC	592,578	14,459,203
RELX PLC	333,121	7,255,805
Rio Tinto PLC	227,997	10,685,538
Segro PLC	1,503,358	10,462,911
Severn Trent PLC	180,631	5,340,789
TechnipFMC PLC (A)	108,292	3,085,639
The British Land Company PLC	573,704	4,622,858
The Sage Group PLC	474,512	4,219,822
Tullow Oil PLC (A)	735,949	1,636,863
United Utilities Group PLC	505,910	5,995,291
Vodafone Group PLC	4,451,452	13,048,788
United States 16.6%		906,046,547
Activision Blizzard, Inc.	78,343	4,840,031
Acuity Brands, Inc.	43,651	8,845,875
Aetna, Inc.	10,286	1,587,233
Alexandria Real Estate Equities, Inc.	171,882	20,840,693
Allergan PLC	10,558	2,664,100
Allison Transmission Holdings, Inc.	49,665	1,877,337
Alphabet, Inc., Class A (A)	1,909	1,804,960
Alphabet, Inc., Class C (A)	15,118	14,067,299
Altria Group, Inc.	107,411	6,978,493
Amazon.com, Inc. (A)	2,623	2,590,947
American International Group, Inc.	80,679	5,280,441
American Tower Corp.	99,687	13,590,329
Apple, Inc.	122,342	18,195,926
Arthur J. Gallagher & Company	40,009	2,352,129
AvalonBay Communities, Inc.	86,004	16,542,869

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 16

	Shares	Value
United States (continued)
Bank of America Corp.	1,150,724	$27,755,463
BB&T Corp.	395,364	18,708,624
Boston Properties, Inc.	48,204	5,828,346
Boston Scientific Corp. (A)	319,144	8,495,613
Broadcom, Ltd.	35,284	8,703,151
C.R. Bard, Inc.	12,018	3,852,971
Cavium, Inc. (A)	47,036	2,913,410
Celgene Corp. (A)	68,235	9,239,701
CenturyLink, Inc.	40,780	948,951
Chevron Corp.	28,849	3,150,022
Citigroup, Inc.	497,951	34,084,746
Citizens Financial Group, Inc.	296,918	10,415,883
CMS Energy Corp.	85,842	3,969,334
Colgate-Palmolive Company	26,050	1,880,810
Comcast Corp., Class A	267,214	10,808,806
Comerica, Inc.	71,819	5,193,232
Concho Resources, Inc. (A)	39,457	5,139,669
CSX Corp.	122,872	6,062,504
DCT Industrial Trust, Inc.	144,206	8,124,566
Devon Energy Corp.	143,315	4,773,823
Dollar Tree, Inc. (A)	114,547	8,256,548
Douglas Emmett, Inc.	134,393	5,141,876
Duke Realty Corp.	216,100	6,178,299
Electronic Arts, Inc. (A)	31,507	3,678,127
Eli Lilly & Company	19,884	1,643,611
EOG Resources, Inc.	23,030	2,191,074
Equifax, Inc.	15,662	2,277,881
Equinix, Inc.	14,203	6,401,718
Equity LifeStyle Properties, Inc.	77,278	6,746,369
Equity Residential	110,425	7,515,526
Essex Property Trust, Inc.	11,206	2,932,610
Extra Space Storage, Inc.	81,974	6,516,933
Facebook, Inc., Class A (A)	78,900	13,353,825
Federal Realty Investment Trust	64,095	8,500,920
Fifth Third Bancorp	398,249	10,633,248
First Republic Bank	72,403	7,264,193
FleetCor Technologies, Inc. (A)	15,024	2,284,549
Fortune Brands Home & Security, Inc.	135,328	8,886,990
General Dynamics Corp.	14,288	2,805,163
General Electric Company	107,481	2,752,588
GGP, Inc.	460,492	10,411,724
Halliburton Company	165,055	7,004,934
Hanesbrands, Inc.	94,075	2,156,199
HCP, Inc.	435,944	13,797,628
Hess Corp.	109,545	4,879,134
Highwoods Properties, Inc.	68,501	3,529,172

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 17

	Shares	Value
United States (continued)
Hilton Worldwide Holdings, Inc.	86,948	$5,436,858
Host Hotels & Resorts, Inc.	430,880	8,040,221
Hudson Pacific Properties, Inc.	230,094	7,528,676
Huntington Bancshares, Inc.	598,506	7,930,205
Intercontinental Exchange, Inc.	26,183	1,746,668
Invitation Homes, Inc.	173,535	3,699,766
JBG SMITH Properties (A)	28,015	993,972
JPMorgan Chase & Co.	337,568	30,988,742
KeyCorp	575,177	10,376,193
Kilroy Realty Corp.	50,122	3,478,968
M&T Bank Corp.	65,646	10,710,145
Marriott International, Inc. Class A	93,306	9,721,552
Martin Marietta Materials, Inc.	10,150	2,298,265
Mastercard, Inc., Class A	67,257	8,595,445
McDonald’s Corp.	57,573	8,931,875
Merck & Company, Inc.	46,167	2,949,148
Microsoft Corp.	35,620	2,589,574
Mid-America Apartment Communities,
Inc.	35,722	3,698,299
Mondelez International, Inc., Class A	33,788	1,487,348
Morgan Stanley	44,961	2,108,671
National Retail Properties, Inc.	131,471	5,256,211
Newell Brands, Inc.	162,397	8,561,570
Norfolk Southern Corp.	38,632	4,349,191
People’s United Financial, Inc.	149,005	2,598,647
PepsiCo, Inc.	29,044	3,386,821
Pfizer, Inc.	96,866	3,212,077
Philip Morris International, Inc.	13,565	1,583,171
Prologis, Inc.	395,826	24,070,179
Public Storage	49,412	10,157,625
Raytheon Company	40,424	6,943,630
Realty Income Corp.	42,929	2,449,529
Regency Centers Corp.	85,610	5,669,094
Regions Financial Corp.	548,215	8,003,939
salesforce.com, Inc. (A)	30,086	2,731,809
Shire PLC	117,403	6,563,114
Simon Property Group, Inc.	131,645	20,865,733
SL Green Realty Corp.	52,570	5,428,904
Starwood Waypoint Homes	114,572	4,005,437
Steel Dynamics, Inc.	27,147	961,275
STORE Capital Corp.	164,136	3,839,141
SunTrust Banks, Inc.	276,799	15,857,815
The Allstate Corp.	36,480	3,319,680
The Charles Schwab Corp.	162,225	6,959,453
The Goodyear Tire & Rubber Company	28,135	886,534
The Home Depot, Inc.	20,280	3,033,888

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 18

				Shares	Value
United States (continued)
The Kraft Heinz Company				120,053	$10,499,835
The PNC Financial Services Group, Inc.				206,971	26,657,865
The TJX Companies, Inc.				18,281	1,285,337
Time Warner, Inc.				16,116	1,650,601
Torchmark Corp.				29,353	2,318,006
U.S. Bancorp				498,472	26,309,352
UnitedHealth Group, Inc.				61,052	11,710,384
Verizon Communications, Inc.				36,606	1,771,730
Visteon Corp. (A)				59,485	6,634,957
Vornado Realty Trust				56,030	4,445,981
Wells Fargo & Company				649,540	35,036,188
Welltower, Inc.				228,233	16,750,020
Yum! Brands, Inc.				23,059	1,740,493
Zions Bancorporation				118,747	5,381,614
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 12.1%					$660,310,748
(Cost $670,380,717)
United States 12.1%					660,310,748
U.S Treasury
Treasury Inflation Protected Security	0.625	02-15-43		42,531,000	41,581,053
Treasury Inflation Protected Security	0.750	02-15-42		52,172,000	53,709,720
Treasury Inflation Protected Security	0.750	02-15-45		75,313,000	73,371,670
Treasury Inflation Protected Security	0.875	02-15-47		46,168,900	45,361,655
Treasury Inflation Protected Security	1.000	02-15-46		43,321,000	44,630,414
Treasury Inflation Protected Security	1.375	02-15-44		42,003,000	47,932,324
Treasury Inflation Protected
Security (C)	1.750	01-15-28		36,050,000	47,203,756
Treasury Inflation Protected Security	2.125	02-15-40		34,285,100	48,273,899
Treasury Inflation Protected Security	2.125	02-15-41		31,657,300	44,172,112
Treasury Inflation Protected Security	2.500	01-15-29		30,181,000	41,595,797
Treasury Inflation Protected
Security (C)	3.375	04-15-32		11,949,000	22,743,302
Treasury Inflation Protected
Security (C)	3.625	04-15-28		12,047,000	23,915,842
Treasury Inflation Protected
Security (C)	3.875	04-15-29		62,010,000	125,819,204
Foreign government obligations 5.3%					$289,508,856
(Cost $283,272,768)
Argentina 0.2%					10,385,809
Argentina POM Politica Monetaria
Bond (D)	26.250	06-21-20	ARS	116,906,420	6,997,635
Provincia de Buenos Aires
Bond (B)(D)	24.518	05-31-22	ARS	57,206,000	3,388,174
Brazil 0.7%					37,697,014
Federative Republic of Brazil

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 19

	Rate (%)	Maturity date		Par value^	Value
Brazil (continued)
Note	6.000	05-15-45	BRL	4,563,000	$4,857,402
Note	6.000	08-15-50	BRL	3,992,000	4,345,371
Note	10.000	01-01-21	BRL	32,280,000	10,689,951
Note	10.000	01-01-23	BRL	45,730,000	14,996,085
Note	10.000	01-01-25	BRL	8,611,000	2,808,205
Czech Republic 0.2%					10,293,611
Czech Republic
Bond	0.450	10-25-23	CZK	53,230,000	2,443,403
Bond	2.400	09-17-25	CZK	151,730,000	7,850,208
Dominican Republic 0.1%					3,098,876
Government of Dominican Republic
Bond (B)	11.250	02-05-27	DOP	145,100,000	3,098,876
Germany 0.0%					1,800,511
Federal Republic of Germany
Bond	0.250	02-15-27	EUR	911,000	1,055,522
Bond	0.500	02-15-26	EUR	620,000	744,989
Hungary 0.3%					17,565,934
Republic of Hungary
Bond	1.000	09-23-20	HUF	1,521,750,000	5,948,122
Bond	1.000	09-23-20	HUF	363,230,000	1,419,771
Bond	2.500	10-27-21	HUF	1,018,160,000	4,130,962
Bond	3.500	06-24-20	HUF	965,740,000	4,057,568
Bond	7.500	11-12-20	HUF	426,690,000	2,009,511
Indonesia 0.8%					45,952,321
Republic of Indonesia
Bond	7.000	05-15-22	IDR	104,486,000,000	7,929,024
Bond	7.000	05-15-27	IDR	171,114,000,000	12,887,489
Bond	7.500	08-15-32	IDR	87,441,000,000	6,631,577
Bond	8.250	07-15-21	IDR	28,649,000,000	2,259,351
Bond	8.250	05-15-36	IDR	107,216,000,000	8,543,347
Bond	8.375	09-15-26	IDR	94,649,000,000	7,701,533
Malaysia 0.3%					13,984,437
Government of Malaysia
Bond	3.580	09-28-18	MYR	15,019,000	3,520,711
Bond	4.059	09-30-24	MYR	19,300,000	4,546,398
Bond	4.160	07-15-21	MYR	13,026,000	3,090,820
Bond	4.181	07-15-24	MYR	11,972,000	2,826,508
Mexico 0.9%					51,281,510
Government of Mexico
Bond	5.000	12-11-19	MXN	279,952,200	15,139,199
Bond	6.500	06-09-22	MXN	284,077,700	15,792,023
Bond	7.500	06-03-27	MXN	106,238,300	6,240,206
Bond	8.000	11-07-47	MXN	124,358,700	7,659,979
Bond	10.000	12-05-24	MXN	96,966,700	6,450,103

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 20

	Rate (%)	Maturity date		Par value^	Value
Peru 0.1%					$3,070,950
Republic of Peru
Bond (B)	6.150	08-12-32	PEN	9,720,000	3,070,950
Poland 0.7%					36,360,124
Republic of Poland
Bond	1.500	04-25-20	PLN	44,131,000	12,095,103
Bond	3.250	07-25-19	PLN	21,907,000	6,253,141
Bond	5.250	10-25-20	PLN	38,751,000	11,799,649
Bond	5.500	10-25-19	PLN	20,736,000	6,212,231
South Africa 0.5%					29,478,903
Republic of South Africa
Bond	8.000	01-31-30	ZAR	91,828,000	6,378,777
Bond	8.750	02-28-48	ZAR	79,572,000	5,392,571
Bond	9.000	01-31-40	ZAR	98,808,000	6,908,871
Bond	10.500	12-21-26	ZAR	127,022,000	10,798,684
Thailand 0.5%					25,511,705
Kingdom of Thailand
Bond	1.250	03-12-28	THB	415,669,000	12,024,887
Bond	3.650	12-17-21	THB	120,007,000	3,889,022
Bond	3.875	06-13-19	THB	306,240,000	9,597,796
Uruguay 0.0%					3,027,151
Republic of Uruguay
Bond (B)	9.875	06-20-22	UYU	80,465,000	3,027,151
Corporate bonds 17.3%					$949,790,325
(Cost $902,797,881)
Australia 0.3%					16,626,919
APT Pipelines, Ltd.	1.375	03-22-22	EUR	260,000	317,396
APT Pipelines, Ltd.	2.000	03-22-27	EUR	700,000	844,203
Australia Pacific Airports Melbourne
Pty, Ltd.	1.750	10-15-24	EUR	400,000	496,772
BHP Billiton Finance USA, Ltd.	5.000	09-30-43		3,181,000	3,750,479
BHP Billiton Finance, Ltd. (6.500% to
10-22-22, then 5 Year British Pound
Swap Rate + 4.817%)	6.500	10-22-77	GBP	710,000	1,079,048
CNOOC Curtis Funding No 1 Pty, Ltd.	2.750	10-03-20	EUR	650,000	822,474
Commonwealth Bank of Australia (B)	4.500	12-09-25		492,000	515,791
FMG Resources August 2006 Pty,
Ltd. (B)	4.750	05-15-22		1,023,000	1,051,133
FMG Resources August 2006 Pty,
Ltd. (B)	9.750	03-01-22		1,323,000	1,503,193
National Australia Bank, Ltd. (2.000%
to 11-12-19, then 5 Year Euro Swap
Rate + 1.650%)	2.000	11-12-24	EUR	564,000	686,207
Rio Tinto Finance USA, Ltd.	5.200	11-02-40		980,000	1,165,513
Santos Finance, Ltd. (8.250% to
9-22-17, then 3 month EURIBOR +
6.851%)	8.250	09-22-70	EUR	2,470,000	2,946,234

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 21

	Rate (%)	Maturity date		Par value^	Value
Australia (continued)
Scentre Group Trust 1	1.375	03-22-23	EUR	400,000	$486,727
Scentre Group Trust 1	1.500	07-16-20	EUR	500,000	612,309
Scentre Group Trust 2	3.250	09-11-23	EUR	260,000	349,440
Austria 0.0%					370,345
UniCredit Bank Austria AG	2.500	05-27-19	EUR	300,000	370,345
Barbados 0.0%					1,791,265
Columbus Cable Barbados, Ltd. (B)	7.375	03-30-21		1,678,000	1,791,265
Belgium 0.1%					6,322,195
Anheuser-Busch InBev SA	0.875	03-17-22	EUR	500,000	609,300
Anheuser-Busch InBev SA	1.500	03-17-25	EUR	1,100,000	1,361,179
Anheuser-Busch InBev SA	2.000	03-17-28	EUR	2,100,000	2,627,053
Anheuser-Busch InBev SA	2.750	03-17-36	EUR	400,000	509,755
Belfius Bank SA	2.250	09-26-18	EUR	600,000	729,168
KBC Group NV	1.000	04-26-21	EUR	400,000	485,740
Brazil 0.0%					2,289,274
Marfrig Holdings Europe BV (B)	8.000	06-08-23		2,197,000	2,289,274
Canada 0.6%					34,306,601
Air Canada 2013-1 Class B Pass
Through Trust (B)	5.375	05-15-21		529,324	558,268
Alimentation Couche-Tard, Inc. (B)	4.500	07-26-47		479,000	489,827
Burlington Resources Finance Company	7.200	08-15-31		767,000	1,018,021
Clearwater Seafoods, Inc. (B)	6.875	05-01-25		1,297,000	1,384,548
Enbridge, Inc.	5.500	12-01-46		1,416,000	1,632,243
First Quantum Minerals, Ltd. (B)	7.000	02-15-21		340,000	352,750
First Quantum Minerals, Ltd. (B)	7.250	04-01-23		761,000	784,781
First Quantum Minerals, Ltd. (B)	7.500	04-01-25		1,365,000	1,401,173
Great-West Lifeco, Inc.	2.500	04-18-23	EUR	1,060,000	1,377,705
Mattamy Group Corp. (B)	6.875	12-15-23		1,898,000	1,931,215
Mercer International, Inc. (B)	6.500	02-01-24		468,000	490,230
Mercer International, Inc.	7.750	12-01-22		1,433,000	1,533,310
New Red Finance, Inc. (B)	6.000	04-01-22		2,270,000	2,342,640
NOVA Chemicals Corp. (B)	4.875	06-01-24		726,000	730,538
NOVA Chemicals Corp. (B)	5.250	08-01-23		1,691,000	1,741,730
Open Text Corp. (B)	5.625	01-15-23		885,000	929,250
Open Text Corp. (B)	5.875	06-01-26		709,000	767,493
Rogers Communications, Inc.	5.000	03-15-44		5,113,000	5,816,789
Rogers Communications, Inc.	5.450	10-01-43		1,624,000	1,931,365
Royal Bank of Canada	4.650	01-27-26		1,581,000	1,699,635
Teck Resources, Ltd.	3.750	02-01-23		490,000	494,288
Teck Resources, Ltd.	4.750	01-15-22		500,000	526,055
Total Capital Canada, Ltd.	1.125	03-18-22	EUR	300,000	368,402
TransCanada PipeLines, Ltd.	6.100	06-01-40		351,000	452,900
TransCanada PipeLines, Ltd.	7.625	01-15-39		2,443,000	3,551,445

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 22

	Rate (%)	Maturity date		Par value^	Value
Cayman Islands 0.1%					$4,930,776
China Overseas Land International
Cayman, Ltd.	1.750	07-15-19	EUR	340,000	411,598
IPIC GMTN, Ltd.	2.375	05-30-18	EUR	100,000	120,578
IPIC GMTN, Ltd.	5.875	03-14-21	EUR	830,000	1,169,178
Park Aerospace Holdings, Ltd. (B)	5.250	08-15-22		650,000	661,375
Park Aerospace Holdings, Ltd. (B)	5.500	02-15-24		1,655,000	1,684,997
Tecnoglass, Inc. (B)	8.200	01-31-22		840,000	883,050
Denmark 0.1%					5,379,854
Danske Bank A/S (3.875% to 10-4-18,
then 5 Year Euro Swap Rate +
2.625%)	3.875	10-04-23	EUR	200,000	246,786
DONG Energy A/S	4.875	01-12-32	GBP	580,000	961,396
DONG Energy A/S (4.875% to 7-8-18,
then 5 Year Euro Swap Rate +
3.800%)	4.875	07-08-38	EUR	1,350,000	1,662,210
DONG Energy A/S (6.250% to 6-26-23,
then 5 Year Euro Swap Rate +
4.750%)	6.250	06-26-43	EUR	336,000	472,749
Norican A/S	4.500	05-15-23	EUR	800,000	963,869
Nykredit Realkredit A/S (2.750% to
11-17-22, then 5 Year Euro Swap
Rate + 2.200%)	2.750	11-17-27	EUR	450,000	564,016
Nykredit Realkredit A/S (4.000% to
6-3-21, then 5 Year Euro Swap Rate
+ 2.850%)	4.000	06-03-36	EUR	400,000	508,828
France 0.9%					46,671,152
Aeroports de Paris	1.500	07-24-23	EUR	200,000	250,015
Air Liquide Finance SA	0.750	06-13-24	EUR	800,000	958,221
APRR SA	1.125	01-15-21	EUR	500,000	610,059
APRR SA	1.125	01-09-26	EUR	1,200,000	1,425,292
APRR SA	1.875	01-15-25	EUR	600,000	757,373
Autoroutes du Sud de la France SA	2.950	01-17-24	EUR	100,000	134,940
Autoroutes du Sud de la France SA	7.375	03-20-19	EUR	450,000	597,324
Banque Federative du Credit Mutuel SA	0.250	06-14-19	EUR	300,000	357,771
Banque Federative du Credit Mutuel SA	3.000	11-28-23	EUR	300,000	407,684
BNP Paribas SA	0.750	11-11-22	EUR	300,000	361,811
BNP Paribas SA	2.250	01-13-21	EUR	400,000	509,640
BNP Paribas SA	2.250	01-11-27	EUR	400,000	488,045
BNP Paribas SA (2.875% to 3-20-21,
then 5 Year Euro Swap Rate +
1.650%)	2.875	03-20-26	EUR	100,000	127,016
BNP Paribas SA (7.195% to 6-25-37,
then 3 month LIBOR + 1.290%) (E)	7.195	06-25-37		200,000	231,124
BPCE SA	0.625	04-20-20	EUR	600,000	723,302
BPCE SA	4.625	07-18-23	EUR	100,000	141,369
Carrefour SA	0.750	04-26-24	EUR	450,000	530,054
Cie Financiere et Industrielle des
Autoroutes SA	5.000	05-24-21	EUR	100,000	140,045

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 23

	Rate (%)	Maturity date		Par value^	Value
France (continued)
Coentreprise de Transport
d’electricite SA	1.500	07-29-28	EUR	800,000	$949,892
Credit Agricole SA	1.250	04-14-26	EUR	400,000	481,258
Credit Agricole SA (6.500% to
6-23-21, then 5 Year Euro Swap
Rate + 5.120%) (E)	6.500	06-23-21	EUR	400,000	529,758
Credit Logement SA (D)(E)	0.819	09-16-17	EUR	2,600,000	2,603,620
Electricite de France SA (B)	3.625	10-13-25		2,445,000	2,527,555
Electricite de France SA (4.125% to
1-22-22, then 8 Year Euro Swap
Rate + 2.441%) (E)	4.125	01-22-22	EUR	900,000	1,134,093
Electricite de France SA (4.250% to
1-29-20, then 7 Year Euro Swap
Rate + 3.021%) (E)	4.250	01-29-20	EUR	100,000	125,828
Electricite de France SA	4.625	04-26-30	EUR	450,000	693,624
Electricite de France SA (5.000% to
1-22-26, then 12 Year Euro Swap
Rate + 3.043%) (E)	5.000	01-22-26	EUR	500,000	641,410
Electricite de France SA	5.625	02-21-33	EUR	390,000	668,894
Electricite de France SA	6.125	06-02-34	GBP	500,000	903,250
Eutelsat SA	5.000	01-14-19	EUR	100,000	126,930
Holding d’Infrastructures de
Transport SAS	2.250	03-24-25	EUR	400,000	511,161
Infra Park SAS	2.125	04-16-25	EUR	200,000	252,214
La Banque Postale SA (2.750% to
4-23-21, then 5 Year Euro Swap
Rate + 1.520%)	2.750	04-23-26	EUR	600,000	752,235
La Banque Postale SA (2.750% to
11-19-22, then 5 Year Euro Swap
Rate + 2.250%)	2.750	11-19-27	EUR	200,000	252,999
Lagardere SCA	4.125	10-31-17	EUR	700,000	837,125
Mercialys SA	1.787	03-31-23	EUR	200,000	245,700
Orange SA (5.000% to 10-1-26, then 5
Year Euro Swap Rate + 3.990%) (E)	5.000	10-01-26	EUR	550,000	730,182
Orange SA	9.000	03-01-31		3,980,000	6,058,714
RCI Banque SA	0.625	11-10-21	EUR	1,200,000	1,426,789
RCI Banque SA	1.375	11-17-20	EUR	100,000	123,071
RCI Banque SA	1.625	04-11-25	EUR	600,000	723,899
Renault SA	4.625	09-18-17	EUR	200,000	238,216
RTE Reseau de Transport
d’Electricite SA	1.000	10-19-26	EUR	1,300,000	1,518,433
RTE Reseau de Transport
d’Electricite SA	1.625	11-27-25	EUR	500,000	620,249
RTE Reseau de Transport
d’Electricite SA	2.000	04-18-36	EUR	100,000	120,491
Sanofi	2.500	11-14-23	EUR	400,000	530,291
SFR Group SA	5.375	05-15-22	EUR	200,000	247,035
SFR Group SA (B)	6.000	05-15-22		838,000	876,741
Societe Fonciere Lyonnaise SA	1.875	11-26-21	EUR	200,000	249,278

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 24

	Rate (%)	Maturity date		Par value^	Value
France (continued)
Societe Generale SA (2.500% to
9-16-21, then 5 Year Euro Swap
Rate + 1.830%)	2.500	09-16-26	EUR	500,000	$626,220
Societe Generale SA (6.750% to
4-7-21, then 5 Year Euro Swap Rate
+ 5.538%) (E)	6.750	04-07-21	EUR	560,000	739,162
Societe Generale SA (8.250% to
11-29-18, then 5 Year U.S. Swap
Rate + 6.394%) (E)	8.250	11-29-18		350,000	371,399
Societe Generale SA (9.375% to
9-4-19, then 3 month EURIBOR +
8.901%) (E)	9.375	09-04-19	EUR	200,000	278,004
SPCM SA	2.875	06-15-23	EUR	1,200,000	1,457,581
SPCM SA (B)	4.875	09-15-25		750,000	769,688
Suez	1.750	09-10-25	EUR	200,000	250,121
Total Capital International SA	0.250	07-12-23	EUR	500,000	584,051
Total Capital International SA	0.750	07-12-28	EUR	600,000	676,086
TOTAL SA (2.250% to 2-26-21, then 5
Year Euro Swap Rate + 1.861%) (E)	2.250	02-26-21	EUR	1,200,000	1,448,967
Transport et Infrastructures Gaz
France SA	2.200	08-05-25	EUR	700,000	884,196
Transport et Infrastructures Gaz
France SA	4.339	07-07-21	EUR	500,000	679,316
Unibail-Rodamco SE	1.375	03-09-26	EUR	500,000	605,355
Veolia Environnement SA	1.496	11-30-26	EUR	700,000	848,986
Germany 0.6%					31,936,876
Aareal Bank AG (4.250% to 3-18-21,
then 5 Year Euro Swap Rate +
2.900%)	4.250	03-18-26	EUR	650,000	841,262
Aareal Bank AG (7.625% to 4-30-20,
then 1 Year Euro Swap Rate +
7.180%) (E)	7.625	04-30-20	EUR	1,000,000	1,278,589
Allianz SE (3.375% to 9-18-24, then
10 Year EURIBOR Swap Rate +
3.200%) (E)	3.375	09-18-24	EUR	300,000	386,739
Allianz SE (4.750% to 10-24-23, then
3 month EURIBOR + 3.600%) (E)	4.750	10-24-23	EUR	700,000	969,693
Allianz SE (5.625% to 10-17-22, then
3 month EURIBOR + 5.000%)	5.625	10-17-42	EUR	200,000	289,378
Commerzbank AG	4.000	03-23-26	EUR	300,000	389,708
Commerzbank AG	7.750	03-16-21	EUR	200,000	290,877
Daimler AG	1.400	01-12-24	EUR	1,200,000	1,472,134
Deutsche Bank AG	1.250	09-08-21	EUR	600,000	729,312
Deutsche Bank AG	1.500	01-20-22	EUR	1,300,000	1,590,343
Deutsche Telekom International
Finance BV	1.500	04-03-28	EUR	950,000	1,125,586
Deutsche Telekom International Finance
BV (B)	4.875	03-06-42		980,000	1,080,162
Deutsche Telekom International
Finance BV	8.750	06-15-30		729,000	1,084,171

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 25

	Rate (%)	Maturity date		Par value^	Value
Germany (continued)
E.ON SE	1.625	05-22-29	EUR	600,000	$700,487
HP Pelzer Holding GmbH	4.125	04-01-24	EUR	515,000	633,301
IHO Verwaltungs GmbH, PIK	2.750	09-15-21	EUR	900,000	1,090,668
IHO Verwaltungs GmbH, PIK	3.250	09-15-23	EUR	650,000	794,394
IHO Verwaltungs GmbH, PIK	3.750	09-15-26	EUR	250,000	309,255
KFW	0.125	01-15-24	EUR	400,000	471,012
KFW	0.125	10-04-24	EUR	850,000	993,646
KFW	0.625	02-22-27	EUR	2,197,000	2,587,944
RWE AG (3.500% to 4-21-25, then 5
Year Euro Swap Rate + 3.245%)	3.500	04-21-75	EUR	275,000	321,540
RWE AG (7.000% to 3-20-19, then 5
Year British Pound Swap Rate +
5.100%) (E)	7.000	03-20-19	GBP	600,000	843,763
Unitymedia Hessen GmbH &
Company KG	4.000	01-15-25	EUR	1,650,000	2,070,499
Unitymedia Hessen GmbH &
Company KG	5.750	01-15-23	EUR	72,900	90,584
Volkswagen International Finance NV	0.500	03-30-21	EUR	500,000	592,398
Volkswagen International Finance NV	1.875	03-30-27	EUR	900,000	1,060,890
Volkswagen International Finance NV	3.250	01-21-19	EUR	200,000	247,948
Volkswagen International Finance NV
(3.500% to 3-20-30, then 15 Year
Euro Swap Rate + 3.060%) (E)	3.500	03-20-30	EUR	242,000	265,966
Volkswagen International Finance NV
(3.750% to 3-24-21, then 7 Year
Euro Swap Rate + 2.534%) (E)	3.750	03-24-21	EUR	550,000	676,324
Volkswagen International Finance NV
(3.875% to 6-14-27, then 10 Year
Euro Swap Rate + 3.370%) (E)	3.875	06-14-27	EUR	600,000	691,612
Volkswagen International Finance NV
(4.625% to 3-24-26, then 12 Year
Euro Swap Rate + 2.967%) (E)	4.625	03-24-26	EUR	1,500,000	1,860,892
Volkswagen Leasing GmbH	2.625	01-15-24	EUR	464,000	598,050
Volkswagen Leasing GmbH	3.250	05-10-18	EUR	200,000	242,697
Vonovia Finance BV	2.250	12-15-23	EUR	600,000	767,472
Vonovia Finance BV	3.125	07-25-19	EUR	200,000	251,738
Vonovia Finance BV (4.000% to
12-17-21, then 5 Year Euro Swap
Rate + 3.390%) (E)	4.000	12-17-21	EUR	1,200,000	1,534,200
WEPA Hygieneprodukte GmbH	3.750	05-15-24	EUR	575,000	711,642
Hong Kong 0.0%					1,715,186
Hutchison Whampoa Finance 14, Ltd.	1.375	10-31-21	EUR	1,400,000	1,715,186
India 0.0%					2,111,313
Vedanta Resources PLC (B)	6.375	07-30-22		2,035,000	2,111,313
Ireland 0.4%					22,234,504
AerCap Ireland Capital, Ltd.	4.250	07-01-20		1,440,000	1,513,636
Ardagh Packaging Finance PLC	2.750	03-15-24	EUR	1,230,000	1,504,080

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 26

	Rate (%)	Maturity date		Par value^	Value
Ireland (continued)
Ardagh Packaging Finance PLC	4.250	01-15-22	EUR	315,584	$381,900
Ardagh Packaging Finance PLC (B)	4.250	09-15-22		200,000	205,500
Ardagh Packaging Finance PLC (B)	4.625	05-15-23		200,000	204,500
Ardagh Packaging Finance PLC (B)	7.250	05-15-24		208,000	229,580
Bank of Ireland	3.250	01-15-19	EUR	100,000	124,059
Cloverie PLC	1.750	09-16-24	EUR	400,000	503,262
ESB Finance DAC	1.875	06-14-31	EUR	189,000	228,993
ESB Finance DAC	2.125	06-08-27	EUR	200,000	253,963
ESB Finance DAC	3.494	01-12-24	EUR	1,172,000	1,611,119
FCA Bank SpA	2.000	10-23-19	EUR	1,400,000	1,724,698
FCA Bank SpA	2.625	04-17-19	EUR	330,000	407,347
Fly Leasing, Ltd.	6.375	10-15-21		558,000	585,203
Fly Leasing, Ltd.	6.750	12-15-20		772,000	807,705
GE Capital European Funding
Unlimited Company	0.800	01-21-22	EUR	1,173,000	1,416,247
GE Capital European Funding
Unlimited Company	4.625	02-22-27	EUR	200,000	308,067
GE Capital International Funding
Company Unlimited Company	4.418	11-15-35		7,779,000	8,432,242
Smurfit Kappa Acquisitions
Unlimited Company	4.125	01-30-20	EUR	615,000	794,504
Smurfit Kappa Acquisitions
Unlimited Company	5.125	09-15-18	EUR	370,000	455,825
Willow No 2 Ireland PLC for Zurich
Insurance Company, Ltd.	3.375	06-27-22	EUR	400,000	542,074
Israel 0.0%					297,684
Teva Pharmaceutical Finance IV BV	2.875	04-15-19	EUR	240,000	297,684
Italy 0.2%					8,351,376
Assicurazioni Generali SpA (7.750% to
12-12-22, then 3 month EURIBOR +
7.113%)	7.750	12-12-42	EUR	300,000	455,022
Atlantia SpA	1.875	07-13-27	EUR	500,000	594,704
Edison SpA	3.875	11-10-17	EUR	320,000	382,660
Eni SpA (B)	5.700	10-01-40		300,000	312,347
Intesa Sanpaolo SpA	1.125	03-04-22	EUR	300,000	363,224
Intesa Sanpaolo SpA	2.000	06-18-21	EUR	300,000	376,477
Intesa Sanpaolo SpA	3.000	01-28-19	EUR	500,000	618,926
Intesa Sanpaolo SpA	4.000	11-09-17	EUR	100,000	119,727
Intesa Sanpaolo SpA	4.375	10-15-19	EUR	600,000	778,353
Intesa Sanpaolo SpA (6.250% to
5-16-24, then 5 Year Euro Swap
Rate + 5.856%) (E)	6.250	05-16-24	EUR	810,000	1,002,661
UniCredit SpA (4.375% to 1-3-22, then
5 Year Euro Swap Rate + 4.316%)	4.375	01-03-27	EUR	300,000	382,119
UniCredit SpA	5.650	07-24-18	EUR	300,000	374,561
UniCredit SpA	5.650	08-24-18	EUR	300,000	376,464
UniCredit SpA	6.950	10-31-22	EUR	990,000	1,434,814

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 27

	Rate (%)	Maturity date		Par value^	Value
Italy (continued)
Wind Acquisition Finance SA	4.000	07-15-20	EUR	650,000	$779,317
Jamaica 0.0%					605,102
Digicel, Ltd.	6.000	04-15-21		412,000	400,464
Digicel, Ltd. (B)	6.750	03-01-23		214,000	204,638
Japan 0.0%					725,964
Sumitomo Mitsui Banking Corp.	1.000	01-19-22	EUR	600,000	725,964
Jersey, Channel Islands 0.1%					3,256,580
AA Bond Company, Ltd.	2.875	07-31-43	GBP	1,055,000	1,425,124
CPUK Finance, Ltd.	4.250	02-28-47	GBP	700,000	935,072
Kennedy Wilson Europe Real
Estate PLC	3.950	06-30-22	GBP	660,000	896,384
Luxembourg 0.2%					10,641,719
Allergan Funding SCS	4.750	03-15-45		761,000	830,770
Altice Financing SA	5.250	02-15-23	EUR	450,000	563,680
Altice Luxembourg SA	6.250	02-15-25	EUR	200,000	259,678
Altice Luxembourg SA	7.250	05-15-22	EUR	790,000	993,237
Altice Luxembourg SA (B)	7.750	05-15-22		363,000	385,688
ArcelorMittal	6.125	06-01-25		239,000	272,759
Cabot Financial Luxembourg SA	6.500	04-01-21	GBP	100,000	135,806
Cabot Financial Luxembourg SA	8.375	08-01-20	GBP	250,000	345,325
eDreams ODIGEO SA	8.500	08-01-21	EUR	700,000	903,069
FAGE International SA (B)	5.625	08-15-26		230,000	236,900
Garfunkelux Holdco 3 SA	7.500	08-01-22	EUR	300,000	379,892
Garfunkelux Holdco 3 SA	8.500	11-01-22	GBP	425,000	602,801
GELF Bond Issuer I SA	1.750	11-22-21	EUR	950,000	1,173,960
Prologis International Funding II SA	2.750	10-23-18	EUR	100,000	122,299
Prologis International Funding II SA	2.875	04-04-22	EUR	600,000	780,049
SELP Finance Sarl	1.250	10-25-23	EUR	500,000	585,198
Simon International Finance SCA	1.375	11-18-22	EUR	400,000	490,033
Telecom Italia Finance SA	7.750	01-24-33	EUR	900,000	1,580,575
Mexico 0.2%					9,461,021
America Movil SAB de CV	3.000	07-12-21	EUR	860,000	1,116,968
America Movil SAB de CV	4.125	10-25-19	EUR	100,000	128,998
America Movil SAB de CV	4.750	06-28-22	EUR	200,000	283,724
America Movil SAB de CV (5.125% to
9-6-18, then 5 Year Euro Swap Rate
+ 3.850%)	5.125	09-06-73	EUR	500,000	620,013
America Movil SAB de CV (6.375% to
9-6-23, then 5 Year Euro Swap Rate
+ 4.550%)	6.375	09-06-73	EUR	120,000	168,869
Cemex SAB de CV (B)	5.700	01-11-25		270,000	287,550
Cemex SAB de CV (B)	7.750	04-16-26		1,015,000	1,164,713
Mexichem SAB de CV (B)	5.875	09-17-44		2,812,000	2,858,398
Nemak SAB de CV	3.250	03-15-24	EUR	805,000	965,211

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 28

	Rate (%)	Maturity date		Par value^	Value
Mexico (continued)
Nemak SAB de CV (B)	5.500	02-28-23		718,000	$739,540
Petroleos Mexicanos	3.125	11-27-20	EUR	800,000	1,002,307
Petroleos Mexicanos	3.750	03-15-19	EUR	100,000	124,730
Netherlands 0.7%					39,468,996
ABN AMRO Bank NV (2.875% to
1-18-23, then 5 Year Euro Swap
Rate + 2.450%)	2.875	01-18-28	EUR	500,000	640,614
Alliander NV (3.250% to 11-27-18,
then 5 Year Euro Swap Rate +
2.295%) (E)	3.250	11-27-18	EUR	400,000	490,613
Allianz Finance II BV	3.000	03-13-28	EUR	100,000	140,945
Bharti Airtel International
Netherlands BV	4.000	12-10-18	EUR	905,000	1,124,361
BMW Finance NV	0.750	04-15-24	EUR	2,085,000	2,463,140
BMW Finance NV	0.875	04-03-25	EUR	800,000	941,128
Cooperatieve Rabobank UA (2.500%
to 5-26-21, then 5 Year Euro Swap
Rate + 1.400%)	2.500	05-26-26	EUR	1,230,000	1,539,036
Cooperatieve Rabobank UA	3.375	05-21-25		1,064,000	1,102,293
Cooperatieve Rabobank UA	4.375	08-04-25		2,715,000	2,864,379
Delta Lloyd NV (4.375% to 6-13-24,
then 3 month EURIBOR +
3.900%) (E)	4.375	06-13-24	EUR	330,000	416,995
E.ON International Finance BV	6.750	01-27-39	GBP	400,000	819,939
ELM BV (2.600% to 9-1-25, then 6
month EURIBOR + 3.050%) (E)	2.600	09-01-25	EUR	600,000	731,202
Enel Finance International NV	1.966	01-27-25	EUR	598,000	756,912
Enel Finance International NV (B)	6.800	09-15-37		2,806,000	3,659,192
General Motors Financial
International BV	0.850	02-23-18	EUR	500,000	594,834
ING Bank NV (4.125% to 11-21-18,
then 5 Year U.S. ISDAFIX + 2.700%)	4.125	11-21-23		385,000	393,520
InterXion Holding NV	6.000	07-15-20	EUR	1,000,000	1,218,292
JAB Holdings BV	1.250	05-22-24	EUR	300,000	361,133
JAB Holdings BV	1.500	11-24-21	EUR	100,000	124,441
JAB Holdings BV	1.625	04-30-25	EUR	300,000	366,113
JAB Holdings BV	1.750	05-25-23	EUR	200,000	249,330
JAB Holdings BV	2.125	09-16-22	EUR	500,000	637,810
Mylan NV	5.250	06-15-46		1,729,000	1,885,212
NN Group NV (4.500% to 1-15-26,
then 3 month EURIBOR +
4.000%) (E)	4.500	01-15-26	EUR	420,000	539,424
Petrobras Global Finance BV	6.125	01-17-22		366,000	384,758
RELX Finance BV	0.375	03-22-21	EUR	400,000	475,453
RELX Finance BV	1.000	03-22-24	EUR	400,000	478,126
Roche Finance Europe BV	0.875	02-25-25	EUR	400,000	480,466
Shell International Finance BV	0.375	02-15-25	EUR	600,000	688,957
Shell International Finance BV	0.750	08-15-28	EUR	500,000	557,218

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 29

	Rate (%)	Maturity date		Par value^	Value
Netherlands (continued)
Shell International Finance BV	4.125	05-11-35		5,851,000	$6,156,264
Siemens Financieringsmaatschappij
NV (B)	3.250	05-27-25		1,125,000	1,151,601
Siemens Financieringsmaatschappij
NV (B)	6.125	08-17-26		932,000	1,152,726
Teva Pharmaceutical Finance
Netherlands II BV	0.375	07-25-20	EUR	350,000	415,570
Teva Pharmaceutical Finance
Netherlands II BV	1.125	10-15-24	EUR	1,150,000	1,309,612
Teva Pharmaceutical Finance
Netherlands II BV	1.250	03-31-23	EUR	500,000	590,340
Teva Pharmaceutical Finance
Netherlands III BV	4.100	10-01-46		898,000	817,941
Ziggo Bond Company BV	7.125	05-15-24	EUR	560,000	749,106
Norway 0.0%					2,347,184
DNB Bank ASA (3.000% to 9-26-18,
then 5 Year Euro Swap Rate +
1.770%)	3.000	09-26-23	EUR	640,000	781,993
DNB Bank ASA	4.375	02-24-21	EUR	410,000	558,473
Silk Bidco AS	7.500	02-01-22	EUR	800,000	1,001,492
Statkraft AS	2.500	11-28-22	EUR	4,000	5,226
Spain 0.2%					10,417,490
Banco Bilbao Vizcaya Argentaria SA	0.625	01-17-22	EUR	400,000	476,945
Banco Bilbao Vizcaya Argentaria SA
(6.750% to 2-18-20, then 5 Year
Euro Swap Rate + 6.604%) (E)	6.750	02-18-20	EUR	200,000	252,934
Banco Santander SA	1.375	02-09-22	EUR	600,000	731,576
Bankinter SA (2.500% to 4-6-22, then
5 Year Euro Swap Rate + 2.400%)	2.500	04-06-27	EUR	400,000	485,434
BBVA Subordinated Capital SAU
(3.500% to 4-11-19, then 5 Year
Euro Swap Rate + 2.550%)	3.500	04-11-24	EUR	600,000	747,579
Ferrovial Emisiones SA	3.375	01-30-18	EUR	300,000	361,173
Gas Natural Fenosa Finance BV	3.875	04-11-22	EUR	100,000	137,582
Santander Consumer Finance SA	0.750	04-03-19	EUR	300,000	360,018
Telefonica Emisiones SAU	4.710	01-20-20	EUR	400,000	528,903
Telefonica Emisiones SAU	5.811	09-05-17	EUR	100,000	119,043
Telefonica Europe BV (5.000% to
3-31-20, then 6 Year Euro Swap
Rate + 3.804%) (E)	5.000	03-31-20	EUR	500,000	639,529
Telefonica Europe BV	5.875	02-14-33	EUR	130,000	226,780
Telefonica Europe BV	8.250	09-15-30		3,781,000	5,349,994
Sweden 0.1%					4,522,259
Akelius Residential Property AB	3.375	09-23-20	EUR	1,950,000	2,512,655
Essity AB	0.625	03-28-22	EUR	500,000	595,421
Essity AB	1.125	03-27-24	EUR	300,000	359,298
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 30

	Rate (%)	Maturity date		Par value^	Value
Sweden (continued)
Nordea Bank AB (1.000% to 9-7-21,
then 5 Year Euro Swap Rate +
1.250%)	1.000	09-07-26	EUR	600,000	$714,475
Svenska Handelsbanken AB (2.656%
to 1-15-19, then 5 Year Euro Swap
Rate + 1.430%)	2.656	01-15-24	EUR	278,000	340,410
Switzerland 0.2%					11,593,021
Credit Suisse AG	0.375	04-11-19	EUR	500,000	596,728
Credit Suisse AG	0.625	11-20-18	EUR	300,000	358,700
Credit Suisse AG	1.125	09-15-20	EUR	500,000	611,408
Credit Suisse Group AG (7.125% to
7-29-22, then 5 Year U.S. Swap Rate
+ 5.108%) (E)	7.125	07-29-22		550,000	602,283
Novartis Finance SA	0.125	09-20-23	EUR	600,000	696,093
UBS AG	0.500	05-15-18	EUR	600,000	714,433
UBS AG (4.750% to 2-12-21, then 5
Year Euro Swap Rate + 3.400%)	4.750	02-12-26	EUR	1,950,000	2,559,441
UBS Group AG (7.125% to 8-10-21,
then 5 Year U.S. Swap Rate +
5.883%) (E)	7.125	08-10-21		1,100,000	1,205,050
UBS Group Funding Switzerland AG	1.500	11-30-24	EUR	900,000	1,102,388
UBS Group Funding Switzerland AG	1.750	11-16-22	EUR	1,700,000	2,128,389
UBS Group Funding Switzerland AG (B)	4.125	04-15-26		961,000	1,018,108
United Arab Emirates 0.0%					1,171,754
Emirates Telecommunications Group
Company PJSC	2.750	06-18-26	EUR	900,000	1,171,754
United Kingdom 1.1%					59,596,760
Annington Funding PLC	1.650	07-12-24	EUR	600,000	717,287
Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP	570,000	799,062
Aspire Defence Finance PLC	4.674	03-31-40	GBP	706,145	1,151,120
Aviva PLC (3.375% to 12-4-25, then 3
month EURIBOR + 3.550%)	3.375	12-04-45	EUR	542,000	680,784
Aviva PLC (3.875% to 7-3-24, then 5
Year Euro Swap Rate + 3.480%)	3.875	07-03-44	EUR	130,000	168,659
Aviva PLC (6.125% to 7-5-23, then 5
Year Euro Swap Rate + 5.130%)	6.125	07-05-43	EUR	410,000	591,528
Babcock International Group PLC	1.750	10-06-22	EUR	424,000	522,158
Barclays Bank PLC	6.000	01-14-21	EUR	100,000	138,990
Barclays Bank PLC (6.278% to
12-15-34, then 3 month LIBOR +
1.550%) (E)	6.278	12-15-34		200,000	226,563
Barclays Bank PLC	6.625	03-30-22	EUR	239,000	354,613
Barclays Bank PLC	10.000	05-21-21	GBP	60,000	101,887
Barclays PLC	3.125	01-17-24	GBP	100,000	138,732
Barclays PLC	3.650	03-16-25		2,645,000	2,650,327
Barclays PLC (7.875% to 9-15-22, then
5 Year British Pound Swap Rate +
6.099%) (E)	7.875	09-15-22	GBP	820,000	1,195,896

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 31

	Rate (%)	Maturity date		Par value^	Value
United Kingdom (continued)
BAT International Finance PLC	0.875	10-13-23	EUR	500,000	$581,820
BP Capital Markets PLC	1.109	02-16-23	EUR	450,000	548,805
BP Capital Markets PLC	1.573	02-16-27	EUR	250,000	302,751
BP Capital Markets PLC	1.953	03-03-25	EUR	100,000	126,589
BP Capital Markets PLC	2.213	09-25-26	EUR	125,000	160,570
Brambles Finance PLC	4.625	04-20-18	EUR	230,000	281,362
British Telecommunications PLC	0.625	03-10-21	EUR	500,000	598,283
British Telecommunications PLC	9.125	12-15-30		2,075,000	3,167,826
Cadent Finance PLC	0.625	09-22-24	EUR	1,300,000	1,496,913
Coventry Building Society	2.500	11-18-20	EUR	1,000,000	1,267,492
CYBG PLC (5.000% to 2-8-21, then 5
Year British Pound Swap Rate +
3.516%)	5.000	02-09-26	GBP	710,000	961,490
Eversholt Funding PLC	6.359	12-02-25	GBP	190,000	324,515
Experian Finance PLC	4.750	02-04-20	EUR	440,000	581,959
FCE Bank PLC	1.114	05-13-20	EUR	100,000	121,627
FCE Bank PLC	1.528	11-09-20	EUR	200,000	246,555
FCE Bank PLC	1.875	04-18-19	EUR	500,000	611,682
FCE Bank PLC	1.875	06-24-21	EUR	540,000	672,829
Fiat Chrysler Finance Europe	6.750	10-14-19	EUR	600,000	799,062
G4S International Finance PLC	2.625	12-06-18	EUR	300,000	367,455
Grainger PLC	5.000	12-16-20	GBP	525,000	761,715
Hammerson PLC	2.750	09-26-19	EUR	10,000	12,528
Heathrow Funding, Ltd.	1.500	02-11-32	EUR	400,000	469,589
Heathrow Funding, Ltd.	1.875	05-23-22	EUR	200,000	252,998
Heathrow Funding, Ltd.	6.450	12-10-31	GBP	589,000	1,124,584
HSBC Holdings PLC	0.875	09-06-24	EUR	500,000	589,227
HSBC Holdings PLC	1.500	03-15-22	EUR	1,100,000	1,364,510
HSBC Holdings PLC (3.375% to
1-10-19, then 5 Year Euro Swap
Rate + 1.950%)	3.375	01-10-24	EUR	180,000	222,932
HSBC Holdings PLC (6.000% to
5-22-27, then 5 Year U.S. ISDAFIX +
3.746%) (E)	6.000	05-22-27		1,420,000	1,489,367
HSBC Holdings PLC (6.375% to
10-18-17, then 3 month British
Pound LIBOR + 1.300%)	6.375	10-18-22	GBP	200,000	266,588
HSBC Holdings PLC (6.875% to
6-1-21, then 5 Year U.S. ISDAFIX +
5.514%) (E)	6.875	06-01-21		1,215,000	1,332,491
Imperial Brands Finance PLC	2.250	02-26-21	EUR	200,000	250,762
Imperial Brands Finance PLC	5.000	12-02-19	EUR	720,000	948,763
Jaguar Land Rover Automotive PLC	3.875	03-01-23	GBP	1,660,000	2,299,522
Jaguar Land Rover Automotive PLC (B)	5.625	02-01-23		150,000	155,813
Leeds Building Society	1.375	05-05-22	EUR	592,000	720,365
Leeds Building Society	2.625	04-01-21	EUR	520,000	661,466

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 32

	Rate (%)	Maturity date		Par value^	Value
United Kingdom (continued)
Lloyds Bank PLC (5.750% to 7-9-20,
then 3 month British Pound LIBOR +
1.390%)	5.750	07-09-25	GBP	2,000,000	$2,924,441
Lloyds Bank PLC	6.500	09-17-40	GBP	296,000	634,967
Mondi Finance PLC	3.375	09-28-20	EUR	550,000	715,042
Nationwide Building Society (B)	3.900	07-21-25		747,000	784,685
Nationwide Building Society (4.125%
to 3-20-18, then 5 Year Euro Swap
Rate + 3.300%)	4.125	03-20-23	EUR	400,000	484,788
NGG Finance PLC (4.250% to 6-18-20,
then 7 Year Euro Swap Rate +
2.880%)	4.250	06-18-76	EUR	480,000	613,737
Provident Financial PLC	8.000	10-23-19	GBP	510,000	754,589
Rentokil Initial PLC	3.250	10-07-21	EUR	262,000	345,100
Rio Tinto Finance USA PLC	4.750	03-22-42		993,000	1,118,889
Santander UK Group Holdings PLC	1.125	09-08-23	EUR	500,000	596,709
Santander UK Group Holdings PLC
(7.375% to 6-24-22, then 5 Year
British Pound Swap Rate +
5.543%) (E)	7.375	06-24-22	GBP	600,000	852,910
Santander UK PLC	2.000	01-14-19	EUR	200,000	243,981
Santander UK PLC	2.625	07-16-20	EUR	290,000	368,910
Santander UK PLC	3.875	10-15-29	GBP	613,000	933,410
Santander UK PLC	4.000	03-13-24		727,000	770,223
Sensata Technologies UK Financing
Company PLC (B)	6.250	02-15-26		701,000	764,090
SSE PLC (5.625% to 10-1-17, then 5
Year Euro Swap Rate + 4.620%) (E)	5.625	10-01-17	EUR	260,000	310,496
TalkTalk Telecom Group PLC	5.375	01-15-22	GBP	910,000	1,240,537
Tesco PLC	3.375	11-02-18	EUR	100,000	123,188
The Royal Bank of Scotland Group PLC
(2.000% to 3-8-22, then 3 month
EURIBOR + 2.039%)	2.000	03-08-23	EUR	700,000	859,626
The Royal Bank of Scotland Group PLC
(3.625% to 3-25-19, then 5 Year
Euro Swap Rate + 2.650%)	3.625	03-25-24	EUR	590,000	725,469
The Royal Bank of Scotland Group PLC	4.800	04-05-26		732,216	786,656
Virgin Media Finance PLC (6.000% to
1-15-21, then 11.000%
thereafter) (B)	6.000	10-15-24		900,000	952,308
Virgin Media Secured Finance PLC	5.500	01-15-25	GBP	738,000	1,023,475
Virgin Media Secured Finance PLC (B)	6.000	01-15-25	GBP	500,000	766,427
Vodafone Group PLC	0.375	11-22-21	EUR	900,000	1,066,785
Vodafone Group PLC	1.600	07-29-31	EUR	500,000	562,000
Vodafone Group PLC	1.875	09-11-25	EUR	100,000	125,256
Vodafone Group PLC	2.750	12-01-34	EUR	100,000	125,698
WPP Finance 2010	5.625	11-15-43		1,566,000	1,804,640
Yorkshire Building Society	2.125	03-18-19	EUR	520,000	637,317

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 33

	Rate (%)	Maturity date		Par value^	Value
United States 11.2%					$610,647,155
21st Century Fox America, Inc.	4.750	09-15-44		1,940,000	2,063,039
Abbott Laboratories	4.900	11-30-46		3,332,000	3,682,890
AbbVie, Inc.	1.375	05-17-24	EUR	300,000	363,551
Activision Blizzard, Inc.	4.500	06-15-47		1,596,000	1,617,058
Airxcel, Inc. (B)	8.500	02-15-22		1,481,000	1,569,860
Ally Financial, Inc.	3.600	05-21-18		868,000	877,982
Ally Financial, Inc.	5.750	11-20-25		2,832,000	3,030,240
Altice US Finance I Corp. (B)	5.375	07-15-23		1,250,000	1,312,500
Altice US Finance I Corp. (B)	5.500	05-15-26		963,000	1,020,780
Altria Group, Inc.	5.375	01-31-44		3,573,000	4,219,574
American Airlines 2013-1 Class B Pass
Through Trust (B)	5.625	01-15-21		666,464	694,789
American Airlines 2015-2 Class AA
Pass Through Trust	3.600	03-22-29		666,864	685,470
American International Group, Inc.	1.875	06-21-27	EUR	550,000	660,061
American International Group, Inc.	4.500	07-16-44		3,152,000	3,269,724
Amgen, Inc.	3.125	05-01-25		1,668,000	1,686,396
Amgen, Inc.	4.663	06-15-51		377,000	410,090
Anadarko Petroleum Corp.	6.450	09-15-36		5,180,000	6,180,864
Anheuser-Busch InBev Finance, Inc.	4.700	02-01-36		1,989,000	2,201,564
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46		2,129,000	2,394,980
Anheuser-Busch InBev Worldwide, Inc.	4.950	01-15-42		4,467,000	5,041,376
Anthem, Inc.	3.500	08-15-24		1,748,000	1,809,568
Anthem, Inc.	6.375	06-15-37		1,056,000	1,351,258
Apple, Inc.	4.250	02-09-47		1,878,000	2,002,017
Apple, Inc.	4.500	02-23-36		857,000	968,461
Arconic, Inc.	5.125	10-01-24		553,000	588,254
Arconic, Inc.	5.900	02-01-27		2,997,000	3,300,566
Asbury Automotive Group, Inc.	6.000	12-15-24		1,428,000	1,460,130
Ashland LLC	4.750	08-15-22		1,431,000	1,498,973
AT&T, Inc.	1.450	06-01-22	EUR	1,100,000	1,352,606
AT&T, Inc.	1.800	09-04-26	EUR	550,000	659,434
AT&T, Inc.	2.650	12-17-21	EUR	600,000	774,147
AT&T, Inc.	2.750	05-19-23	EUR	530,000	693,997
AT&T, Inc.	3.150	09-04-36	EUR	350,000	415,198
AT&T, Inc.	3.400	05-15-25		2,839,000	2,797,394
AT&T, Inc.	3.550	12-17-32	EUR	180,000	235,990
AT&T, Inc.	4.750	05-15-46		2,753,000	2,647,500
AT&T, Inc.	4.800	06-15-44		1,470,000	1,424,511
AT&T, Inc.	5.150	03-15-42		1,970,000	1,997,178
AT&T, Inc.	5.700	03-01-57		1,961,000	2,109,169
Avis Budget Car Rental LLC (B)	5.125	06-01-22		1,305,000	1,301,738
Avis Budget Car Rental LLC	5.500	04-01-23		1,015,000	1,020,075
Bank of America Corp. (D)	0.509	03-28-18	EUR	350,000	415,066

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 34

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Bank of America Corp. (0.736% to
2-7-21, then 3 month EURIBOR +
0.830%)	0.736	02-07-22	EUR	600,000	$719,207
Bank of America Corp.	0.750	07-26-23	EUR	900,000	1,052,211
Bank of America Corp.	1.625	09-14-22	EUR	800,000	988,887
Bank of America Corp.	2.500	07-27-20	EUR	200,000	253,744
Bank of America Corp.	4.450	03-03-26		1,484,000	1,569,697
Bank of America Corp.	5.875	02-07-42		1,282,000	1,627,599
Bank of America Corp. (6.300% to
3-10-26, then 3 month LIBOR +
4.553%) (E)	6.300	03-10-26		2,210,000	2,500,063
Bank of America Corp.	7.750	05-14-38		967,000	1,415,427
Baxalta, Inc.	5.250	06-23-45		3,189,000	3,706,852
Berry Plastics Corp.	5.500	05-15-22		884,000	921,570
Berry Plastics Corp.	6.000	10-15-22		1,120,000	1,190,000
Block Communications, Inc. (B)	6.875	02-15-25		1,254,000	1,360,590
Brighthouse Financial, Inc. (B)	4.700	06-22-47		1,066,000	1,053,456
Broadridge Financial Solutions, Inc.	3.400	06-27-26		3,206,000	3,184,183
Builders FirstSource, Inc. (B)	5.625	09-01-24		1,393,000	1,462,650
Burlington Northern Santa Fe LLC	4.150	04-01-45		5,315,000	5,581,680
BWAY Holding Company (B)	5.500	04-15-24		1,770,000	1,856,288
CBS Radio, Inc. (B)	7.250	11-01-24		1,544,000	1,626,990
CCO Holdings LLC Agg (B)	5.125	05-01-23		744,000	781,200
CCO Holdings LLC (B)	5.500	05-01-26		841,000	893,830
CCO Holdings LLC (B)	5.875	04-01-24		1,955,000	2,099,803
CDK Global, Inc. (B)	4.875	06-01-27		861,000	884,678
CDW LLC	5.500	12-01-24		1,136,000	1,243,920
Celgene Corp.	5.000	08-15-45		1,628,000	1,853,905
Cemex Finance LLC (B)	6.000	04-01-24		645,000	684,506
Century Communities, Inc. (B)	5.875	07-15-25		1,697,000	1,701,243
CenturyLink, Inc.	5.625	04-01-20		1,346,000	1,416,665
CenturyLink, Inc.	6.750	12-01-23		271,000	287,599
CenturyLink, Inc.	7.500	04-01-24		228,000	247,665
CenturyLink, Inc.	7.600	09-15-39		360,000	333,900
Change Healthcare Holdings LLC (B)	5.750	03-01-25		1,040,000	1,075,100
Charter Communications
Operating LLC	6.384	10-23-35		1,994,000	2,335,323
Charter Communications
Operating LLC	6.484	10-23-45		2,087,000	2,463,445
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25		718,000	778,133
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24		2,102,000	2,393,653
Chubb INA Holdings, Inc.	4.350	11-03-45		731,000	805,200
Cigna Corp.	5.375	02-15-42		999,000	1,207,810
Cincinnati Bell, Inc. (B)	7.000	07-15-24		1,556,496	1,575,952
CIT Group, Inc.	5.000	08-15-22		2,161,000	2,336,473
CIT Group, Inc.	5.000	08-01-23		392,000	424,830
Citigroup, Inc. (D)	1.071	02-10-19	EUR	850,000	1,008,742

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 35

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Citigroup, Inc.	1.375	10-27-21	EUR	300,000	$369,866
Citigroup, Inc.	1.750	01-28-25	EUR	348,000	429,960
Citigroup, Inc.	4.450	09-29-27		1,122,000	1,181,693
Citigroup, Inc.	5.000	08-02-19	EUR	420,000	547,901
Citigroup, Inc.	5.500	09-13-25		1,295,000	1,457,524
Citigroup, Inc.	5.875	01-30-42		732,000	923,197
Citigroup, Inc. (6.125% to 11-15-20,
then 3 month LIBOR + 4.478%) (E)	6.125	11-15-20		2,385,000	2,560,894
Citigroup, Inc.	7.375	09-04-19	EUR	1,900,000	2,600,058
Citigroup, Inc.	8.125	07-15-39		1,634,000	2,521,697
Clear Channel Worldwide Holdings, Inc.	7.625	03-15-20		770,000	774,813
Comcast Corp.	4.200	08-15-34		1,427,000	1,508,031
Comcast Corp.	4.750	03-01-44		4,852,000	5,408,233
Commonwealth Edison Company	3.650	06-15-46		975,000	958,740
Commonwealth Edison Company	4.350	11-15-45		981,000	1,061,663
CommScope Technologies LLC (B)	6.000	06-15-25		2,072,000	2,227,400
Community Health Systems, Inc.	5.125	08-01-21		932,000	937,825
Community Health Systems, Inc.	6.250	03-31-23		619,000	633,701
Concho Resources, Inc.	4.375	01-15-25		1,902,000	1,961,438
Conduent Finance, Inc. (B)	10.500	12-15-24		1,550,000	1,813,500
Consolidated Communications, Inc.	6.500	10-01-22		2,264,000	2,218,720
Continental Resources, Inc.	3.800	06-01-24		914,000	845,450
Continental Resources, Inc.	5.000	09-15-22		2,369,000	2,348,271
Crestwood Midstream Partners LP	6.250	04-01-23		1,411,000	1,437,456
CRH America, Inc. (B)	3.875	05-18-25		541,000	568,269
CRH America, Inc. (B)	5.125	05-18-45		1,608,000	1,841,726
CSC Holdings LLC (B)	6.625	10-15-25		940,000	1,040,463
CSC Holdings LLC	6.750	11-15-21		684,000	761,401
CSC Holdings LLC (B)	10.125	01-15-23		1,139,000	1,325,511
CSC Holdings LLC (B)	10.875	10-15-25		1,762,000	2,198,095
CVS Health Corp.	5.125	07-20-45		3,631,000	4,173,025
CyrusOne LP (B)	5.000	03-15-24		1,174,000	1,220,960
Daimler Finance North America LLC	8.500	01-18-31		2,529,000	3,813,909
Devon Energy Corp.	4.750	05-15-42		601,000	595,566
DISH DBS Corp.	5.875	07-15-22		330,000	359,185
DISH DBS Corp.	6.750	06-01-21		2,151,000	2,374,166
Dollar Tree, Inc.	5.250	03-01-20		1,696,000	1,745,820
Dollar Tree, Inc.	5.750	03-01-23		1,099,000	1,163,566
Dominion Energy, Inc.	4.050	09-15-42		1,407,000	1,387,015
Dominion Energy, Inc.	7.000	06-15-38		1,014,000	1,365,902
Dr. Pepper Snapple Group, Inc.	4.420	12-15-46		1,533,000	1,611,540
Dr. Pepper Snapple Group, Inc. (B)	4.500	11-15-45		1,541,000	1,643,535
Duke Energy Carolinas LLC	6.450	10-15-32		1,223,000	1,640,487
Duke Energy Progress LLC	3.250	08-15-25		965,000	993,234
Duke Energy Progress LLC	4.200	08-15-45		4,895,000	5,285,797
Dynegy, Inc.	7.375	11-01-22		456,000	462,270

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 36

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Dynegy, Inc.	7.625	11-01-24		615,000	$608,850
Eastman Chemical Company	4.650	10-15-44		2,175,000	2,308,558
Electronic Arts, Inc.	4.800	03-01-26		728,000	802,530
EMD Finance LLC (B)	3.250	03-19-25		2,195,000	2,216,377
Endo Finance LLC (B)	5.750	01-15-22		281,000	259,504
Endo Finance LLC (B)	5.875	10-15-24		554,000	573,390
Endo Finance LLC (B)	6.000	07-15-23		245,000	212,384
Energy Transfer Equity LP	5.875	01-15-24		561,000	604,478
Energy Transfer Equity LP	7.500	10-15-20		1,429,000	1,614,770
Energy Transfer LP	6.125	12-15-45		5,679,000	6,221,799
Enterprise Products Operating LLC	4.900	05-15-46		3,335,000	3,614,303
Envision Healthcare Corp.	5.625	07-15-22		769,000	798,799
Envision Healthcare Corp. (B)	6.250	12-01-24		770,000	829,675
EOG Resources, Inc.	3.150	04-01-25		418,000	417,444
EOG Resources, Inc.	3.900	04-01-35		1,645,000	1,614,946
EOG Resources, Inc.	4.150	01-15-26		66,000	70,156
Equinix, Inc.	5.875	01-15-26		1,237,000	1,354,515
ERP Operating LP	4.500	07-01-44		779,000	827,934
ESH Hospitality, Inc. (B)	5.250	05-01-25		1,636,000	1,709,620
Exelon Corp.	4.950	06-15-35		490,000	535,978
Exelon Corp.	5.100	06-15-45		3,036,000	3,477,790
Exxon Mobil Corp.	3.567	03-06-45		1,728,000	1,682,104
Exxon Mobil Corp.	4.114	03-01-46		1,020,000	1,089,212
FedEx Corp.	4.750	11-15-45		1,155,000	1,258,585
First Data Corp. (B)	7.000	12-01-23		1,941,000	2,093,854
Florida Power & Light Company	5.690	03-01-40		4,136,000	5,320,765
Florida Power & Light Company	5.960	04-01-39		1,999,000	2,613,742
Ford Motor Company	4.750	01-15-43		4,179,000	4,049,652
Fortive Corp.	4.300	06-15-46		1,822,000	1,900,619
Freeport-McMoRan, Inc.	4.550	11-14-24		1,693,000	1,654,908
Fresenius Medical Care US Finance II,
Inc. (B)	5.625	07-31-19		221,000	234,813
Fresenius Medical Care US Finance II,
Inc. (B)	5.875	01-31-22		1,329,000	1,500,109
Frontier Communications Corp.	6.875	01-15-25		1,091,000	861,890
Frontier Communications Corp.	8.500	04-15-20		428,000	435,490
Frontier Communications Corp.	10.500	09-15-22		2,700,000	2,538,000
General Electric Company	1.250	05-26-23	EUR	1,010,000	1,244,011
General Electric Company	1.500	05-17-29	EUR	500,000	592,985
General Electric Company	2.125	05-17-37	EUR	800,000	936,792
Georgia-Pacific LLC (B)	3.600	03-01-25		1,063,000	1,103,523
Georgia-Pacific LLC	7.750	11-15-29		2,936,000	4,129,158
Gilead Sciences, Inc.	4.500	02-01-45		1,703,000	1,812,660
GlaxoSmithKline Capital, Inc.	6.375	05-15-38		1,255,000	1,736,928
GLP Capital LP	5.375	04-15-26		1,826,000	1,987,488
Grinding Media, Inc. (B)	7.375	12-15-23		986,000	1,062,415

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 37

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Halliburton Company	3.800	11-15-25		2,118,000	$2,187,653
Halliburton Company	5.000	11-15-45		1,442,000	1,561,948
Harland Clarke Holdings Corp. (B)	8.375	08-15-22		1,982,000	2,120,740
HCA, Inc.	4.750	05-01-23		1,401,000	1,474,553
HCA, Inc.	5.250	04-15-25		2,541,000	2,756,985
HCA, Inc.	5.500	06-15-47		983,000	1,024,778
HCA, Inc.	7.500	11-15-95		1,685,000	1,733,444
HealthSouth Corp.	5.750	11-01-24		2,365,000	2,412,300
Hilton Domestic Operating Company,
Inc. (B)	4.250	09-01-24		1,422,000	1,436,220
Host Hotels & Resorts LP	4.000	06-15-25		1,103,000	1,130,263
Icahn Enterprises LP	6.250	02-01-22		970,000	1,009,712
International Paper Company	5.150	05-15-46		3,717,000	4,155,569
Interval Acquisition Corp.	5.625	04-15-23		1,698,000	1,765,920
j2 Cloud Services LLC (B)	6.000	07-15-25		1,470,000	1,530,638
Johnson & Johnson	3.700	03-01-46		2,589,000	2,665,104
Johnson & Johnson	4.500	12-05-43		3,634,000	4,198,825
JPMorgan Chase & Co.	0.625	01-25-24	EUR	1,650,000	1,920,556
JPMorgan Chase & Co.	1.375	09-16-21	EUR	1,250,000	1,542,023
JPMorgan Chase & Co.	1.500	10-26-22	EUR	600,000	744,099
JPMorgan Chase & Co.	1.500	01-27-25	EUR	400,000	488,627
JPMorgan Chase & Co.	2.625	04-23-21	EUR	1,750,000	2,253,279
JPMorgan Chase & Co.	5.625	08-16-43		1,547,000	1,895,847
JPMorgan Chase & Co.	6.400	05-15-38		2,436,000	3,266,328
Kansas City Southern	4.950	08-15-45		1,113,000	1,232,524
Kilroy Realty LP	4.250	08-15-29		1,690,000	1,743,987
Kilroy Realty LP	4.375	10-01-25		850,000	895,478
Kinder Morgan, Inc.	1.500	03-16-22	EUR	143,000	173,137
Kinder Morgan, Inc.	4.300	06-01-25		1,780,000	1,861,401
Kindred Healthcare, Inc.	8.000	01-15-20		578,000	580,890
Kindred Healthcare, Inc.	8.750	01-15-23		836,000	832,865
Kinetic Concepts, Inc. (B)	7.875	02-15-21		300,000	317,250
Koppers, Inc. (B)	6.000	02-15-25		1,419,000	1,511,235
Level 3 Financing, Inc.	5.375	01-15-24		1,148,000	1,208,270
Lockheed Martin Corp.	4.700	05-15-46		3,399,000	3,823,124
Lowe’s Companies, Inc.	3.700	04-15-46		702,000	675,065
M/I Homes, Inc. (B)	5.625	08-01-25		976,000	976,000
M/I Homes, Inc.	6.750	01-15-21		1,395,000	1,461,263
Marriott International, Inc.	3.750	10-01-25		1,073,000	1,112,562
McDonald’s Corp.	3.375	05-26-25		939,000	963,620
McDonald’s Corp.	4.875	12-09-45		1,352,000	1,519,703
Medtronic, Inc.	3.500	03-15-25		1,245,000	1,305,701
Medtronic, Inc.	4.375	03-15-35		1,904,000	2,111,408
Medtronic, Inc.	4.625	03-15-45		1,523,000	1,732,381
Merck & Company, Inc.	1.875	10-15-26	EUR	600,000	764,832
Merck & Company, Inc.	4.150	05-18-43		3,591,000	3,854,773

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 38

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Meritage Homes Corp. (B)	5.125	06-06-27		1,357,000	$1,375,659
MetLife, Inc.	4.600	05-13-46		2,000,000	2,215,494
MetLife, Inc.	5.875	02-06-41		1,370,000	1,738,851
Metropolitan Life Global Funding I	0.875	01-20-22	EUR	600,000	725,400
Metropolitan Life Global Funding I	1.250	09-17-21	EUR	600,000	737,495
Metropolitan Life Global Funding I	2.375	09-30-19	EUR	500,000	624,070
Metropolitan Life Global Funding I	2.375	01-11-23	EUR	200,000	259,534
MGM Resorts International	6.000	03-15-23		1,529,000	1,693,368
Microsemi Corp. (B)	9.125	04-15-23		717,000	824,550
Microsoft Corp.	3.750	02-12-45		4,485,000	4,471,747
Microsoft Corp.	4.450	11-03-45		515,000	570,840
Molex Electronic Technologies LLC (B)	3.900	04-15-25		1,560,000	1,594,584
Molson Coors Brewing Company	1.250	07-15-24	EUR	530,000	626,882
Molson Coors Brewing Company	4.200	07-15-46		3,466,000	3,400,909
Monongahela Power Company (B)	5.400	12-15-43		2,215,000	2,695,190
Morgan Stanley	1.375	10-27-26	EUR	900,000	1,039,988
Morgan Stanley	1.875	03-30-23	EUR	400,000	499,387
Morgan Stanley	1.875	04-27-27	EUR	800,000	956,909
Morgan Stanley	2.375	03-31-21	EUR	1,000,000	1,274,689
Morgan Stanley	4.350	09-08-26		1,446,000	1,517,732
Morgan Stanley	4.375	01-22-47		6,106,000	6,403,185
Morgan Stanley (5.550% to 7-15-20,
then 3 month LIBOR + 3.810%) (E)	5.550	07-15-20		2,846,000	2,981,185
MPT Operating Partnership LP	4.000	08-19-22	EUR	700,000	915,823
MPT Operating Partnership LP	5.250	08-01-26		159,000	166,155
National Grid North America, Inc.	0.750	02-11-22	EUR	700,000	839,097
Navient Corp.	4.875	06-17-19		1,285,000	1,326,763
Navient Corp.	6.625	07-26-21		882,000	945,945
NCI Building Systems, Inc. (B)	8.250	01-15-23		1,178,000	1,272,240
Netflix, Inc.	5.500	02-15-22		1,061,000	1,148,533
Netflix, Inc.	5.750	03-01-24		832,000	915,200
Newell Brands, Inc.	5.500	04-01-46		1,082,000	1,302,772
Nexstar Broadcasting, Inc. (B)	5.625	08-01-24		284,000	293,585
Nexstar Broadcasting, Inc. (B)	6.125	02-15-22		1,129,000	1,179,805
Noble Energy, Inc.	5.050	11-15-44		858,000	890,503
Noble Energy, Inc.	5.250	11-15-43		2,710,000	2,845,121
Novelis Corp. (B)	5.875	09-30-26		376,000	395,740
Novelis Corp. (B)	6.250	08-15-24		1,101,000	1,178,070
NRG Energy, Inc.	6.625	01-15-27		991,000	1,018,253
NRG Energy, Inc.	7.250	05-15-26		1,109,000	1,172,768
NRG Energy, Inc.	7.875	05-15-21		330,000	339,900
Oasis Petroleum, Inc.	6.875	03-15-22		1,095,000	1,084,050
Oasis Petroleum, Inc.	6.875	01-15-23		1,756,000	1,725,270
Occidental Petroleum Corp.	3.500	06-15-25		2,474,000	2,550,887
Oncor Electric Delivery Company LLC	3.750	04-01-45		1,918,000	1,897,265
Oncor Electric Delivery Company LLC	5.250	09-30-40		1,121,000	1,347,436

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 39

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Oracle Corp.	3.900	05-15-35		2,027,000	$2,107,369
Oracle Corp.	4.000	07-15-46		1,543,000	1,569,601
Oracle Corp.	4.300	07-08-34		2,173,000	2,381,619
Owens-Brockway Glass Container,
Inc. (B)	5.875	08-15-23		607,000	672,632
Pacific Gas & Electric Company	4.250	03-15-46		1,260,000	1,363,863
Pacific Gas & Electric Company	4.300	03-15-45		3,222,000	3,506,851
Pacific LifeCorp (B)	5.125	01-30-43		1,571,000	1,772,335
Parsley Energy LLC (B)	5.375	01-15-25		1,014,000	1,034,280
PDC Energy, Inc. (B)	6.125	09-15-24		924,000	948,255
PepsiCo, Inc.	0.875	07-18-28	EUR	600,000	678,850
PepsiCo, Inc.	4.450	04-14-46		2,091,000	2,293,900
PepsiCo, Inc.	4.600	07-17-45		1,673,000	1,880,186
Philip Morris International, Inc.	1.875	03-03-21	EUR	500,000	626,562
Philip Morris International, Inc.	2.750	03-19-25	EUR	150,000	199,577
Philip Morris International, Inc.	2.875	03-03-26	EUR	240,000	322,007
Philip Morris International, Inc.	3.125	06-03-33	EUR	180,000	247,404
Philip Morris International, Inc.	4.125	03-04-43		876,000	878,419
Philip Morris International, Inc.	6.375	05-16-38		1,578,000	2,066,958
Post Holdings, Inc. (B)	5.000	08-15-26		1,447,000	1,484,984
Post Holdings, Inc. (B)	5.750	03-01-27		275,000	291,500
Praxair, Inc.	1.200	02-12-24	EUR	100,000	121,977
Praxair, Inc.	1.625	12-01-25	EUR	400,000	497,667
Prologis LP	3.000	01-18-22	EUR	500,000	654,586
Prologis LP	3.375	02-20-24	EUR	113,000	153,400
Prudential Financial, Inc.	4.600	05-15-44		1,590,000	1,751,930
Prudential Financial, Inc.	6.200	11-15-40		1,272,000	1,649,042
PulteGroup, Inc.	5.500	03-01-26		845,000	909,431
PulteGroup, Inc.	7.875	06-15-32		615,000	731,850
Quintiles IMS, Inc.	3.250	03-15-25	EUR	1,235,000	1,501,950
Rackspace Hosting, Inc. (B)	8.625	11-15-24		1,508,000	1,628,640
Rain CII Carbon LLC	8.500	01-15-21	EUR	575,000	707,910
RELX Capital, Inc.	1.300	05-12-25	EUR	850,000	1,025,733
Reynolds American, Inc.	5.850	08-15-45		3,050,000	3,711,136
Reynolds Group Issuer, Inc. (B)	5.125	07-15-23		2,351,000	2,474,428
Roche Holdings, Inc. (B)	2.625	05-15-26		1,756,000	1,720,318
Roche Holdings, Inc. (B)	3.000	11-10-25		693,000	702,175
Roche Holdings, Inc. (B)	4.000	11-28-44		2,209,000	2,309,138
Rowan Companies, Inc.	7.375	06-15-25		848,000	799,240
S&P Global, Inc.	4.400	02-15-26		2,585,000	2,793,687
Schlumberger Holdings Corp. (B)	4.000	12-21-25		2,622,000	2,776,389
Service Corp. International	5.375	05-15-24		2,070,000	2,196,788
Shape Technologies Group, Inc. (B)	7.625	02-01-20		519,000	537,165
Silgan Holdings, Inc. (B)	4.750	03-15-25		1,466,000	1,509,980
Simon Property Group LP	4.250	10-01-44		1,866,000	1,870,654
Sinclair Television Group, Inc.	6.125	10-01-22		1,337,000	1,383,795

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 40

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Sirius XM Radio, Inc. (B)	5.375	04-15-25		1,781,000	$1,870,050
Southern Copper Corp.	5.875	04-23-45		2,215,000	2,441,743
Southwestern Energy Company	5.800	01-23-20		1,153,000	1,193,355
Spectrum Brands, Inc.	4.000	10-01-26	EUR	625,000	773,268
Sprint Communications, Inc.	6.000	11-15-22		4,133,000	4,360,315
Sprint Communications, Inc.	7.000	08-15-20		1,090,000	1,190,825
Sprint Corp.	7.250	09-15-21		2,070,000	2,287,350
Standard Industries, Inc. (B)	5.500	02-15-23		1,230,914	1,298,614
Standard Industries, Inc. (B)	6.000	10-15-25		1,111,000	1,191,548
Steel Dynamics, Inc.	5.000	12-15-26		955,000	1,007,525
Steel Dynamics, Inc.	5.250	04-15-23		303,000	315,499
Steel Dynamics, Inc.	5.500	10-01-24		392,000	419,440
Stryker Corp.	4.625	03-15-46		3,128,000	3,462,715
Swiss Re Treasury US Corp. (B)	4.250	12-06-42		1,495,000	1,525,643
Symantec Corp. (B)	5.000	04-15-25		1,732,000	1,814,270
Target Corp.	4.000	07-01-42		2,268,000	2,288,564
Tenet Healthcare Corp.	4.500	04-01-21		286,000	291,005
Tenet Healthcare Corp. (B)	4.625	07-15-24		551,000	548,245
Tenet Healthcare Corp. (B)	5.125	05-01-25		915,000	920,719
Tennant Company (B)	5.625	05-01-25		861,000	915,889
The Boeing Company	5.875	02-15-40		466,000	612,135
The Chemours Company	7.000	05-15-25		900,000	1,003,500
The Dow Chemical Company	4.625	10-01-44		2,140,000	2,284,180
The Home Depot, Inc.	4.250	04-01-46		1,478,000	1,578,575
The Home Depot, Inc.	4.400	03-15-45		3,158,000	3,430,409
The JM Smucker Company	4.375	03-15-45		3,553,000	3,748,760
The Kroger Company	3.875	10-15-46		593,000	524,724
The Procter & Gamble Company	5.550	03-05-37		73,000	97,020
The Scotts Miracle-Gro Company	5.250	12-15-26		997,000	1,050,589
The Southern Company	4.400	07-01-46		1,366,000	1,426,542
The Travelers Companies, Inc.	4.600	08-01-43		363,000	407,164
The Walt Disney Company	3.150	09-17-25		1,654,000	1,694,310
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	800,000	922,457
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	500,000	590,447
Thermo Fisher Scientific, Inc.	2.875	07-24-37	EUR	300,000	356,182
Time Warner, Inc.	3.600	07-15-25		1,222,000	1,235,113
Time Warner, Inc.	4.850	07-15-45		1,645,000	1,697,535
Time Warner, Inc.	5.375	10-15-41		579,000	634,803
T-Mobile USA, Inc.	6.125	01-15-22		2,214,000	2,319,165
Ultra Resources, Inc. (B)	6.875	04-15-22		683,000	703,490
Ultra Resources, Inc. (B)	7.125	04-15-25		796,000	811,721
Union Pacific Corp.	3.799	10-01-51		2,164,000	2,128,065
Union Pacific Corp.	4.050	03-01-46		820,000	855,881
United Airlines 2013-1 Class B Pass
Through Trust	5.375	08-15-21		462,819	485,960

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 41

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
United Airlines 2015-1 Class AA Pass
Through Trust	3.450	06-01-29		589,071	$601,618
United Parcel Service, Inc.	6.200	01-15-38		1,977,000	2,668,424
United Technologies Corp.	4.500	06-01-42		2,235,000	2,439,308
UnitedHealth Group, Inc.	3.750	07-15-25		655,000	696,382
UnitedHealth Group, Inc.	4.750	07-15-45		4,262,000	4,942,901
US Airways 2011-1 Class A Pass
Through Trust	7.125	10-22-23		1,135,094	1,315,573
USG Corp. (B)	4.875	06-01-27		224,000	231,280
USG Corp. (B)	5.500	03-01-25		943,000	1,006,653
Valeant Pharmaceuticals International,
Inc. (B)	7.000	03-15-24		2,259,000	2,405,835
Vector Group, Ltd. (B)	6.125	02-01-25		1,582,000	1,629,460
Verizon Communications, Inc.	1.625	03-01-24	EUR	500,000	614,589
Verizon Communications, Inc.	2.375	02-17-22	EUR	412,000	527,993
Verizon Communications, Inc.	3.250	02-17-26	EUR	680,000	918,673
Verizon Communications, Inc.	3.500	11-01-24		1,743,000	1,758,954
Verizon Communications, Inc.	5.012	04-15-49		341,000	340,346
Versum Materials, Inc. (B)	5.500	09-30-24		1,563,000	1,660,688
Viking Cruises, Ltd. (B)	6.250	05-15-25		800,000	816,000
Virginia Electric & Power Company	4.650	08-15-43		2,932,000	3,284,435
Voya Financial, Inc.	5.700	07-15-43		1,169,000	1,366,615
Wachovia Corp.	4.375	11-27-18	EUR	700,000	876,715
Walgreens Boots Alliance, Inc.	4.650	06-01-46		1,089,000	1,140,501
Wal-Mart Stores, Inc.	4.875	07-08-40		1,123,000	1,326,979
Wal-Mart Stores, Inc.	5.250	09-01-35		1,682,000	2,072,604
Waste Management, Inc.	4.100	03-01-45		3,555,000	3,712,202
Wells Fargo & Company	1.500	09-12-22	EUR	1,100,000	1,363,615
Wells Fargo & Company	2.000	04-27-26	EUR	1,200,000	1,495,491
Wells Fargo & Company	2.125	06-04-24	EUR	127,000	162,419
Wells Fargo & Company	2.250	09-03-20	EUR	330,000	416,625
Wells Fargo & Company	2.625	08-16-22	EUR	500,000	653,402
Wells Fargo & Company	4.100	06-03-26		4,046,000	4,224,368
Wells Fargo & Company	5.375	02-07-35		1,009,000	1,207,672
WestRock MWV LLC	8.200	01-15-30		1,833,000	2,593,503
Williams Partners LP	5.100	09-15-45		5,744,000	5,967,143
WP Carey, Inc.	2.000	01-20-23	EUR	500,000	611,153
WPX Energy, Inc.	6.000	01-15-22		449,000	461,348
WPX Energy, Inc.	8.250	08-01-23		1,734,000	1,907,400
XPO Logistics, Inc.	5.750	06-15-21	EUR	275,000	338,930
XPO Logistics, Inc. (B)	6.500	06-15-22		1,112,000	1,155,090
Zayo Group LLC (B)	5.750	01-15-27		803,000	851,180
ZF North America Capital, Inc.	2.250	04-26-19	EUR	600,000	733,710
ZF North America Capital, Inc.	2.750	04-27-23	EUR	1,000,000	1,266,695
ZF North America Capital, Inc. (B)	4.750	04-29-25		1,229,000	1,285,841

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 42

	Shares/Notional amount	Value
Purchased options 1.9%		$105,571,821
(Cost $126,737,028)
Calls 1.7%		93,166,423
Exchange Traded Option on FTSE 100 Index (Expiration Date: 12-21-18;
Strike Price: GBP 7,000.00) (A)	2,838	18,291,680
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-21-18;
Strike Price: $2,300.00) (A)	1,648	43,573,120
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-21-18;
Strike Price: $2,600.00) (A)	2,800	23,982,000
Over the Counter Option on KOSPI 200 Index (Expiration Date: 9-15-17;
Strike Price: KRW 305.00; Counterparty: Goldman Sachs) (A)	162,996,254	1,762,608
Over the Counter Option on KOSPI 200 Index (Expiration Date: 9-15-17;
Strike Price: KRW 305.00; Counterparty: Goldman Sachs) (A)	317,671,768	3,435,238
Over the Counter Option on KOSPI 200 Index (Expiration Date: 9-15-17;
Strike Price: KRW 305.00; Counterparty: Goldman Sachs) (A)	129,468,188	1,400,043
Over the Counter Option on KOSPI 200 Index (Expiration Date: 9-15-17;
Strike Price: KRW 305.00; Counterparty: Goldman Sachs) (A)	66,741,975	721,734
Puts 0.2%		12,405,398
Exchange Traded Option on Euro STOXX 50 Index (Expiration
Date: 12-15-17; Strike Price: EUR 3,400.00) (A)	4,166	5,084,578
Exchange Traded Option on Euro STOXX 50 Index (Expiration
Date: 12-21-18; Strike Price: EUR 3,000.00) (A)	3,671	6,257,831
Over the Counter Option on Sao Paulo Se Bovespa Index (Expiration
Date: 8-17-17; Strike Price: BRL 63,573.30; Counterparty: Morgan
Stanley & Company, Inc.) (A)	1,276	68,761
Over the Counter Option on Sao Paulo Se Bovespa Index (Expiration
Date: 8-17-17; Strike Price: BRL 63,573.30; Counterparty: Morgan
Stanley & Company, Inc.) (A)	645	34,758
Over the Counter Option on Sao Paulo Se Bovespa Index (Expiration
Date: 8-17-17; Strike Price: BRL 63,573.30; Counterparty: Morgan
Stanley & Company, Inc.) (A)	645	34,758
Over the Counter Option on Swiss Market Index (Expiration Date: 9-18-17;
Strike Price: CHF 8,796.25; Counterparty: JPMorgan Chase Bank) (A)	8,915	595,393
Over the Counter Option on Swiss Market Index (Expiration Date: 9-18-17;
Strike Price: CHF 8,796.25; Counterparty: JPMorgan Chase Bank) (A)	4,931	329,319
	Shares	Value
Rights 0.0%		$95,909
(Cost $0)
Gecina SA (Expiration date 8-3-17; Strike price: EUR 110.50) (A)	32,304	95,909

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 18.6%				$1,016,545,962
(Cost $1,016,636,978)
Certificate of deposit 4.4%				239,727,425
Credit Suisse First Boston	1.450	01-05-18	30,000,000	30,001,200
First Abu Dhabi Bank PJSC	1.400	10-10-17	50,000,000	50,009,500
Industrial & Commercial Bank of
China, Ltd.	2.000	09-27-17	35,000,000	35,021,700
Mizuho Bank, Ltd.	1.373	11-20-17	50,000,000	49,793,200
Natixis SA	1.370	11-13-17	25,000,000	24,902,375

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 43

	Yield* (%)	Maturity date	Par value^	Value
Certificate of deposit (continued)
Sumitomo Mitsui Banking Corp.	1.240	08-07-17	50,000,000	$49,999,450
Commercial paper 7.2%				396,300,158
ABN AMRO Bank NV	1.380	10-10-17	50,000,000	49,873,400
Bank Nederlandse Gemeenten	1.061	08-21-17	50,000,000	49,964,650
Dekabank Deutsche Girozentrale	1.196	08-07-17	63,000,000	62,984,439
Nationwide Building Society	1.235	08-14-17	50,000,000	49,975,700
NRW.BANK	1.179	08-21-17	25,000,000	24,982,500
Pohjola Bank PLC	1.326	10-17-17	34,000,000	33,901,944
Skandinaviska Enskilda Banken AB	1.164	08-10-17	50,000,000	49,986,500
Standard Chartered PLC	1.304	10-19-17	50,000,000	49,851,750
UBS Group AG	1.516	02-20-18	25,000,000	24,779,275

Time deposits 3.2%				175,250,300
BNP Paribas SA	1.170	08-01-17	36,671,076	36,671,076
DZ Bank AG	1.170	08-01-17	70,131,906	70,131,906
KBC Bank NV	1.100	08-01-17	68,447,318	68,447,318

U.S. Government 2.8%				151,682,360
U.S. Treasury Bill	0.915	08-24-17	58,701,500	58,665,046
U.S. Treasury Bill (C)	1.010	10-19-17	55,000,000	54,869,210
U.S. Treasury Bill (C)	1.052	10-26-17	38,245,400	38,148,104
		Yield (%)	Shares	Value
Money market funds 1.0%				53,585,719
Federated Government Obligations Fund,
Institutional Class		0.8586(F)	53,585,719	53,585,719
Total investments (Cost $5,010,238,247)† 98.0%				$5,359,537,315
Other assets and liabilities, net 2.0%				108,322,965
Total net assets 100.0%				$5,467,860,280
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund. ^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
CZK	Czech Republic Koruna
DOP	Dominican Republic Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 44

PLN	Polish Zloty
THB	Thai Bhat
UYU	Uruguayan Peso
ZAR	South African Rand
Security Abbreviations and Legend
ADR	American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	The rate shown is the annualized seven-day yield as of 7-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-17, the aggregate cost of investment securities for federal income tax purposes was $5,034,518,261. Net unrealized appreciation aggregated to $325,019,054, of which $419,504,079 related to appreciated investment securities and $94,485,025 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 45

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
3-Year Australian Treasury Bond Futures	9,867	Long	Sep 2017	$886,508,696	$882,077,673	$(4,431,023)
Mini MSCI Emerging Markets Index
Futures	3,095	Long	Sep 2017	156,208,230	164,731,375	8,523,145
S&P MidCap 400 Index E-Mini Futures	847	Long	Sep 2017	148,375,342	149,055,060	679,718
U.K. Long Gilt Bond Futures	7,833	Long	Sep 2017	1,317,195,737	1,302,399,541	(14,796,196)
ASX SPI 200 Index Futures	92	Short	Sep 2017	(10,531,103)	(10,419,920)	111,183
Euro STOXX 50 Index Futures	2,315	Short	Sep 2017	(94,999,238)	(94,217,984)	781,254
Euro-BOBL Futures	7,643	Short	Sep 2017	(1,200,594,278)	(1,194,846,438)	5,747,840
FTSE 100 Index Futures	3,098	Short	Sep 2017	(304,522,917)	(299,041,693)	5,481,224
German Euro-BUND Futures	3,182	Short	Sep 2017	(619,532,552)	(610,039,657)	9,492,895
Hang Seng Index Futures	28	Short	Aug 2017	(4,808,173)	(4,873,667)	(65,494)
OMX Stockholm 30 Index Futures	807	Short	Aug 2017	(16,118,794)	(15,434,416)	684,378
S&P 500 Index E-Mini Futures	4,424	Short	Sep 2017	(539,470,343)	(545,921,600)	(6,451,257)
Tokyo Price Index Futures	204	Short	Sep 2017	(29,588,565)	(29,958,365)	(369,800)
						$5,387,867
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
AUD	6,811,924	USD	5,190,862	JPMorgan Chase	8/14/2017	$257,805	—
BRL	149,000,000	USD	45,949,363	Merrill Lynch	8/18/2017	1,667,092	—
BRL	127,000,000	USD	38,409,194	Societe Generale	9/11/2017	1,997,785	—
CAD	3,598,326	USD	2,713,433	Goldman Sachs	8/14/2017	173,278	—
CAD	3,538,104	USD	2,845,622	Deutsche Bank	10/27/2017	—	$(4,637)
CHF	16,000,000	USD	16,577,178	JPMorgan Chase	9/11/2017	13,748	—
COP	71,928,694,632	USD	23,585,498	JPMorgan Chase	10/27/2017	257,138	—
CZK	125,950,485	USD	5,614,936	Morgan Stanley	10/27/2017	136,211	—
EUR	16,795,154	SEK	161,000,000	Goldman Sachs	8/3/2017	—	(59,089)
EUR	50,322,365	SEK	484,000,000	UBS AG	8/3/2017	—	(375,831)
EUR	2,407,430	SGD	3,808,747	BNP Paribas	10/27/2017	49,190	—
EUR	39,900,000	USD	44,936,378	Citibank N.A.	8/7/2017	2,310,907	—
EUR	54,000,000	USD	60,779,160	HSBC	8/7/2017	3,164,534	—
EUR	53,713,137	USD	60,471,324	JPMorgan Chase	8/7/2017	3,132,683	—
EUR	2,673,648	USD	3,029,442	BNP Paribas	8/14/2017	137,834	—
EUR	2,262,693	USD	2,553,758	Deutsche Bank	8/14/2017	126,689	—
EUR	2,724,040	USD	3,093,155	Goldman Sachs	8/14/2017	133,816	—
EUR	3,511,091	USD	3,859,143	HSBC	8/14/2017	300,191	—
EUR	5,029,546	USD	5,585,659	JPMorgan Chase	8/14/2017	372,479	—
EUR	3,436,121	USD	3,850,618	Morgan Stanley	8/14/2017	219,904	—
EUR	1,064,064	USD	1,210,753	Societe Generale	8/14/2017	49,766	—

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 46

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
EUR	43,230,000	USD	50,756,170	Deutsche Bank	8/24/2017	$485,206	—
EUR	43,885,000	USD	51,463,501	Morgan Stanley	8/24/2017	554,260	—
EUR	43,885,000	USD	51,408,469	UBS AG	8/24/2017	609,292	—
EUR	12,000,000	USD	13,741,025	Citibank N.A.	9/11/2017	496,786	—
EUR	3,571,584	USD	4,091,147	Citibank N.A.	10/18/2017	154,730	—
EUR	1,895,146	USD	2,189,492	Goldman Sachs	10/18/2017	63,446	—
EUR	707,716	USD	813,820	HSBC	10/18/2017	27,508	—
EUR	2,247,449	USD	2,629,981	JPMorgan Chase	10/18/2017	41,771	—
EUR	24,293	USD	28,435	Morgan Stanley	10/18/2017	444	—
EUR	5,003,198	USD	5,854,634	Morgan Stanley	10/27/2017	96,021	—
GBP	1,033,663	USD	1,316,502	Morgan Stanley	8/14/2017	47,919	—
GBP	130,587	USD	171,245	Citibank N.A.	10/18/2017	1,503	—
GBP	123,649	USD	160,780	HSBC	10/18/2017	2,790	—
GBP	2,357,802	USD	3,106,682	UBS AG	10/18/2017	12,349	—
GBP	2,162,122	USD	2,848,725	JPMorgan Chase	10/27/2017	12,289	—
HKD	10,399,072	USD	1,333,695	Morgan Stanley	8/14/2017	—	$(1,829)
HUF	1,503,485,901	EUR	4,899,006	Societe Generale	10/27/2017	50,047	—
INR	4,924,000,000	USD	75,311,248	BNP Paribas	8/9/2017	1,368,062	—
INR	5,500,000,000	USD	84,989,338	BNP Paribas	8/23/2017	488,219	—
INR	15,330,000,000	USD	234,416,215	BNP Paribas	9/1/2017	3,525,658	—
INR	8,000,000,000	USD	122,708,797	BNP Paribas	9/8/2017	1,359,275	—
INR	200,000,000	USD	3,070,310	BNP Paribas	10/17/2017	16,744	—
INR	540,285,828	USD	8,306,978	Goldman Sachs	10/27/2017	21,965	—
INR	360,557,312	USD	5,544,477	JPMorgan Chase	10/27/2017	13,806	—
JPY	6,900,000,000	USD	61,328,978	Morgan Stanley	8/7/2017	1,273,853	—
JPY	6,900,000,000	USD	62,928,581	Morgan Stanley	8/9/2017	—	(319,761)
JPY	6,900,000,000	USD	63,556,395	HSBC	8/10/2017	—	(944,587)
JPY	10,251,676	USD	90,724	Citibank N.A.	8/14/2017	2,319	—
JPY	43,028,105	USD	387,006	HSBC	8/14/2017	3,513	—
JPY	9,921,636	USD	87,360	JPMorgan Chase	8/14/2017	2,688	—
JPY	43,059,219	USD	388,555	Morgan Stanley	8/14/2017	2,247	—
JPY	567,645,178	USD	5,114,210	Societe Generale	8/14/2017	37,687	—
JPY	130,445,741	USD	1,167,367	UBS AG	8/14/2017	16,547	—
JPY	6,900,000,000	USD	60,854,460	Societe Generale	8/17/2017	1,778,296	—
JPY	2,700,000,000	USD	24,315,409	HSBC	10/30/2017	278,489	—
JPY	6,900,000,000	USD	62,621,954	HSBC	11/7/2017	255,745	—
KRW	72,250,000,000	USD	64,566,577	Merrill Lynch	8/3/2017	—	(2,388)
KRW	8,683,770,792	USD	7,745,068	Merrill Lynch	9/11/2017	17,537	—
MXN	50,188,639	USD	2,788,568	Goldman Sachs	10/27/2017	—	(8,532)
MXN	49,547,317	USD	2,787,313	Morgan Stanley	10/27/2017	—	(42,801)
RON	33,298,817	USD	8,417,092	HSBC	10/27/2017	244,897	—
RUB	1,099,852,777	USD	18,253,000	JPMorgan Chase	10/27/2017	—	(182,790)
SEK	645,000,000	EUR	67,476,024	HSBC	8/3/2017	10,498	—
SEK	645,000,000	EUR	67,013,175	Deutsche Bank	8/9/2017	560,601	—

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 47

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
SEK	755,000,000	EUR	78,267,315	Goldman Sachs	8/11/2017	$863,684	—
SEK	535,000,000	EUR	55,216,209	Societe Generale	8/11/2017	901,885	—
SEK	145,259,367	EUR	15,104,878	Citibank N.A.	10/16/2017	114,022	—
SEK	161,000,000	EUR	16,798,768	Goldman Sachs	11/3/2017	59,532	—
THB	190,442,676	USD	5,655,313	Goldman Sachs	10/27/2017	69,680	—
USD	33,126,905	AUD	44,721,306	Deutsche Bank	8/14/2017	—	$(2,644,418)
USD	24,453,568	AUD	33,162,282	Deutsche Bank	9/11/2017	—	(2,062,470)
USD	164,443	CAD	217,310	Goldman Sachs	8/14/2017	—	(9,891)
USD	11,373,798	CAD	15,499,276	HSBC	8/14/2017	—	(1,060,300)
USD	1,353,666	CAD	1,798,305	UBS AG	8/14/2017	—	(89,001)
USD	2,192,595	CAD	3,000,000	Barclays	8/18/2017	—	(214,269)
USD	9,753,385	CAD	13,179,211	HSBC	9/11/2017	—	(823,775)
USD	2,812,705	CAD	3,545,470	Morgan Stanley	10/27/2017	—	(34,195)
USD	142,714,857	CHF	137,700,000	HSBC	9/11/2017	—	(70,797)
USD	73,487,487	CHF	70,500,000	HSBC	10/13/2017	236,253	—
USD	118,703,876	CHF	114,250,000	JPMorgan Chase	10/19/2017	—	(50,831)
USD	127,165,802	CHF	120,660,000	Morgan Stanley	10/25/2017	1,699,622	—
USD	4,468,184	DKK	30,421,693	Morgan Stanley	8/18/2017	—	(379,114)
USD	20,633,662	DKK	136,000,000	HSBC	9/11/2017	—	(1,066,319)
USD	162,268,907	EUR	147,613,137	HSBC	8/7/2017	—	(12,526,078)
USD	3,751,050	EUR	3,412,759	Barclays	8/14/2017	—	(291,798)
USD	1,437,088	EUR	1,273,295	Deutsche Bank	8/14/2017	—	(71,292)
USD	3,845,151	EUR	3,401,284	JPMorgan Chase	8/14/2017	—	(184,103)
USD	68,390,425	EUR	62,246,508	Merrill Lynch	8/14/2017	—	(5,348,486)
USD	186,079,992	EUR	164,900,000	Merrill Lynch	8/24/2017	—	(9,379,247)
USD	225,612,240	EUR	200,000,000	Citibank N.A.	9/11/2017	—	(11,684,601)
USD	245,859,746	EUR	218,000,000	Merrill Lynch	9/11/2017	—	(12,793,811)
USD	89,565,696	EUR	79,200,000	Merrill Lynch	10/17/2017	—	(4,581,698)
USD	542,598	EUR	460,839	Citibank N.A.	10/18/2017	—	(5,244)
USD	802,272	EUR	685,275	Goldman Sachs	10/18/2017	—	(12,379)
USD	590,945	EUR	504,642	JPMorgan Chase	10/18/2017	—	(8,971)
USD	356,286	EUR	302,370	JPMorgan Chase	10/18/2017	—	(3,170)
USD	38,843,691	EUR	33,889,488	Merrill Lynch	10/18/2017	—	(1,443,922)
USD	202,103,714	EUR	176,401,404	Royal Bank of Scotland	10/18/2017	—	(7,601,176)
USD	58,203,596	EUR	49,563,849	JPMorgan Chase	10/30/2017	—	(755,696)
USD	56,923,839	EUR	48,325,807	JPMorgan Chase	10/30/2017	—	(562,725)
USD	85,914,464	EUR	73,427,957	Royal Bank of Scotland	10/30/2017	—	(1,432,674)
USD	16,826,311	GBP	13,000,000	Citibank N.A.	8/8/2017	—	(329,701)
USD	81,645,241	GBP	63,145,503	HSBC	8/8/2017	—	(1,687,453)
USD	1,581,782	GBP	1,223,577	BNP Paribas	8/14/2017	—	(33,322)
USD	16,995,446	GBP	13,143,658	Merrill Lynch	8/14/2017	—	(353,999)
USD	1,321,028	GBP	1,019,979	UBS AG	8/14/2017	—	(25,330)
USD	54,858,540	GBP	43,000,000	HSBC	8/21/2017	—	(1,915,547)
USD	54,969,265	GBP	43,000,000	HSBC	8/24/2017	—	(1,811,117)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 48

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
USD	59,298,075	GBP	46,440,000	Deutsche Bank	9/1/2017	—	$(2,042,867)
USD	46,097,789	GBP	36,120,000	HSBC	9/8/2017	—	(1,622,429)
USD	59,143,894	GBP	46,440,000	BNP Paribas	9/11/2017	—	(2,216,511)
USD	154,191,762	GBP	118,500,000	Barclays	10/11/2017	—	(2,530,809)
USD	29,060,116	GBP	22,501,789	BNP Paribas	10/18/2017	—	(706,499)
USD	1,425,987	GBP	1,099,745	UBS AG	10/18/2017	—	(28,817)
USD	2,853,924	GBP	2,187,310	BNP Paribas	10/27/2017	—	(40,421)
USD	27,302,730	GBP	21,000,000	Royal Bank of Scotland	10/30/2017	—	(488,111)
USD	65,759,000	GBP	50,000,000	JPMorgan Chase	11/17/2017	—	(448,823)
USD	21,237,914	HKD	164,974,093	HSBC	8/14/2017	$108,785	—
USD	1,790,863	HKD	13,936,852	Merrill Lynch	8/14/2017	5,895	—
USD	3,641,978	HKD	28,352,575	Societe Generale	8/14/2017	10,710	—
USD	19,295,155	HKD	150,000,000	Citibank N.A.	9/11/2017	68,335	—
USD	6,997,106	IDR	94,300,000,000	Goldman Sachs	10/27/2017	—	(13,722)
USD	3,464,799	IDR	47,000,000,000	Merrill Lynch	10/30/2017	—	(28,335)
USD	12,127,259	INR	790,000,000	BNP Paribas	10/30/2017	—	(46,617)
USD	62,353,154	JPY	6,900,000,000	HSBC	8/7/2017	—	(249,677)
USD	53,768,346	JPY	5,949,612,641	HSBC	8/14/2017	—	(229,803)
USD	36,248,091	JPY	4,025,000,000	Morgan Stanley	9/11/2017	—	(330,561)
USD	63,502,527	KRW	72,250,000,000	Merrill Lynch	8/3/2017	—	(1,061,663)
USD	16,125,269	KRW	18,359,424,482	Barclays	8/10/2017	—	(281,962)
USD	75,280,959	KRW	84,000,000,000	BNP Paribas	8/23/2017	205,539	—
USD	93,410,318	KRW	104,404,712,241	Barclays	9/1/2017	91,841	—
USD	124,516,387	KRW	140,000,000,000	BNP Paribas	9/7/2017	—	(626,673)
USD	7,753,713	KRW	8,683,770,792	Merrill Lynch	9/11/2017	—	(8,892)
USD	96,454,928	KRW	110,985,863,277	Barclays	10/20/2017	—	(2,809,385)
USD	64,597,750	KRW	72,250,000,000	Merrill Lynch	11/3/2017	—	(36,666)
USD	5,547,805	MXN	99,000,000	JPMorgan Chase	10/30/2017	66,725	—
USD	3,476,246	MYR	15,000,000	Morgan Stanley	10/30/2017	—	(14,650)
USD	4,110,148	NOK	35,262,413	HSBC	8/18/2017	—	(376,325)
USD	6,193,835	NOK	52,350,000	Morgan Stanley	9/11/2017	—	(470,243)
USD	5,409,760	PHP	277,737,078	Goldman Sachs	10/27/2017	—	(74,315)
USD	2,761,155	RUB	166,349,920	UBS AG	10/27/2017	28,082	—
USD	4,676,288	RUB	290,000,000	Deutsche Bank	10/30/2017	—	(85,500)
USD	7,761,673	SEK	68,061,148	HSBC	8/14/2017	—	(674,536)
USD	441,779	SEK	3,820,711	Societe Generale	8/14/2017	—	(31,800)
USD	35,996,942	SEK	318,436,536	Royal Bank of Scotland	8/18/2017	—	(3,483,277)
USD	7,284,607	SEK	62,932,484	Citibank N.A.	9/11/2017	—	(528,739)
USD	382,133	SGD	529,182	HSBC	8/14/2017	—	(8,433)
USD	6,135,097	SGD	8,547,025	Societe Generale	8/14/2017	—	(173,090)
USD	1,565,659	SGD	2,200,000	Societe Generale	8/18/2017	—	(58,161)
USD	971,685	SGD	1,345,000	HSBC	9/11/2017	—	(21,404)
USD	2,782,697	SGD	3,808,847	HSBC	10/27/2017	—	(31,513)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 49

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy			Contract to sell	Counterparty (OTC)	date	appreciation	depreciation
USD	17,318,324	TWD	520,000,000	HSBC	9/11/2017	$65,403	—
						$33,032,050	$(107,172,394)

WRITTEN OPTIONS

Options on index

Counterparty
(OTC)/					Number
Exchange-	Name of		Exercise	Expiration	of	Notional
traded	issuer		price	date	contracts	amount	Premium	Value
Calls
	Swiss Market
JPMorgan Chase	Index	CHF	8,796.25	Sep 2017	8,915	8,915	$2,043,184	$(2,889,149)
	Swiss Market
JPMorgan Chase	Index	CHF	8,796.25	Sep 2017	4,931	4,931	1,129,528	(1,598,025)
	Ibovespa Brasil
Morgan Stanley	Index	BRL	63,573.36	Aug 2017	1,276	1,276	908,398	(1,127,143)
	Ibovespa Brasil
Morgan Stanley	Index	BRL	63,573.36	Aug 2017	645	645	462,257	(569,755)
	Ibovespa Brasil
Morgan Stanley	Index	BRL	63,573.36	Aug 2017	645	645	458,213	(569,755)
							$5,001,580	$(6,753,827)
Exchange-traded	S&P 500 Index	USD	2,475.00	Sep 2017	219	21,900	525,184	(505,890)
							$525,184	$(505,890)
Puts
Goldman Sachs	KOSPI 200 Index	KRW	305.00	Sep 2017	317,671,768	317,671,768	$2,541,374	$(545,542)
Goldman Sachs	KOSPI 200 Index	KRW	305.00	Sep 2017	129,468,188	129,468,188	1,038,464	(222,337)
Goldman Sachs	KOSPI 200 Index	KRW	305.00	Sep 2017	66,741,975	66,741,975	536,338	(114,617)
Goldman Sachs	KOSPI 200 Index	KRW	305.00	Sep 2017	162,996,254	162,996,254	1,303,970	(279,916)
							$5,420,146	$(1,162,412)
Exchange-traded	S&P 500 Index	USD	2,475.00	Sep 2017	219	21,900	676,294	(659,190)
							$676,294	$(659,190)
							$11,623,204	$(9,081,319)

SWAPS

Interest rate swaps

								Unamortized
								upfront
					Fixed	Floating		payment	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	32,099,000	AUD	6 Month BBSW	Fixed 2.900%	Semi-Annual	Semi-Annual	Jul 2019	—	$449,960	$449,960
Centrally cleared	32,099,000	AUD	6 Month BBSW	Fixed 2.750%	Semi-Annual	Semi-Annual	Aug 2019	—	363,489	363,489
Centrally cleared	386,506,000	AUD	6 Month BBSW	Fixed 2.455%	Semi-Annual	Semi-Annual	Oct 2019	—	2,314,614	2,314,614
Centrally cleared	310,494,000	AUD	6 Month BBSW	Fixed 2.425%	Semi-Annual	Semi-Annual	Oct 2019	—	1,651,406	1,651,406
Centrally cleared	81,758,000	AUD	6 Month BBSW	Fixed 2.650%	Semi-Annual	Semi-Annual	Nov 2019	—	687,271	687,271
Centrally cleared	40,507,000	AUD	6 Month BBSW	Fixed 2.650%	Semi-Annual	Semi-Annual	Dec 2019	—	335,417	335,417
Centrally cleared	81,758,000	AUD	6 Month BBSW	Fixed 2.650%	Semi-Annual	Semi-Annual	Dec 2019	—	676,996	676,996

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 50

Interest rate swaps (continued)

								Unamortized
								upfront
					Fixed	Floating		payment	Unrealized
Counterparty (OTC)/	Notional		Payments	Pyments	payment	payment	Maturity	paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	40,879,000	AUD	6 Month BBSW	Fixed 2.670%	Semi-Annual	Semi-Annual	Dec 2019	—	$351,272	$351,272
Centrally cleared	40,879,000	AUD	6 Month BBSW	Fixed 2.650%	Semi-Annual	Semi-Annual	Dec 2019	—	337,644	337,644
Centrally cleared	122,061,000	AUD	6 Month BBSW	Fixed 2.652%	Semi-Annual	Semi-Annual	Dec 2019	—	1,003,019	1,003,019
Centrally cleared	244,122,000	AUD	6 Month BBSW	Fixed 2.650%	Semi-Annual	Semi-Annual	Dec 2019	—	1,985,298	1,985,298
Centrally cleared	598,584,471	USD	3 Month LIBOR	Fixed 2.020%	Quarterly	Semi-Annual	Apr 2021	—	440,618	440,618
Centrally cleared	149,646,117	USD	3 Month LIBOR	Fixed 2.000%	Quarterly	Semi-Annual	Apr 2021	—	52,885	52,885
Centrally cleared	598,584,470	USD	3 Month LIBOR	Fixed 2.020%	Quarterly	Semi-Annual	Apr 2021	—	431,340	431,340
Centrally cleared	163,184,942	USD	3 Month LIBOR	Fixed 2.070%	Quarterly	Semi-Annual	Apr 2021	—	272,698	272,698
Centrally cleared	71,718,000	AUD	6 Month BBSW	Fixed 2.565%	Semi-Annual	Semi-Annual	May 2021	—	23,449	23,449
Centrally cleared	71,718,000	AUD	6 Month BBSW	Fixed 2.500%	Semi-Annual	Semi-Annual	May 2021	—	(49,967)	(49,967)
Centrally cleared	107,577,000	AUD	6 Month BBSW	Fixed 2.486%	Semi-Annual	Semi-Annual	May 2021	—	(99,100)	(99,100)
Centrally cleared	107,577,024	AUD	6 Month BBSW	Fixed 2.357%	Semi-Annual	Semi-Annual	May 2021	—	(313,049)	(313,049)
Centrally cleared	54,332,000	AUD	6 Month BBSW	Fixed 2.375%	Semi-Annual	Semi-Annual	May 2021	—	(145,653)	(145,653)
Centrally cleared	40,139,976	AUD	6 Month BBSW	Fixed 2.385%	Semi-Annual	Semi-Annual	May 2021	—	(101,773)	(101,773)
Centrally cleared	61,938,000	AUD	6 Month BBSW	Fixed 2.375%	Semi-Annual	Semi-Annual	May 2021	—	(166,430)	(166,430)
Centrally cleared	497,000,000	USD	3 Month LIBOR	Fixed 1.985%	Quarterly	Semi-Annual	Jun 2021	—	(167,986)	(167,986)
Centrally cleared	568,000,000	USD	3 Month LIBOR	Fixed 1.985%	Quarterly	Semi-Annual	Jun 2021	—	(210,274)	(210,274)
Centrally cleared	213,000,000	USD	3 Month LIBOR	Fixed 1.929%	Quarterly	Semi-Annual	Jun 2021	—	(309,702)	(309,702)
Centrally cleared	142,000,000	USD	3 Month LIBOR	Fixed 1.955%	Quarterly	Semi-Annual	Jun 2021	—	(135,212)	(135,212)
Centrally cleared	91,140,000	AUD	6 Month BBSW	Fixed 2.350%	Semi-Annual	Semi-Annual	Jun 2021	—	(303,576)	(303,576)
Centrally cleared	56,420,000	AUD	6 Month BBSW	Fixed 2.325%	Semi-Annual	Semi-Annual	Jun 2021	—	(210,289)	(210,289)
Centrally cleared	43,400,000	AUD	6 Month BBSW	Fixed 2.395%	Semi-Annual	Semi-Annual	Jun 2021	—	(117,916)	(117,916)
Centrally cleared	26,040,000	AUD	6 Month BBSW	Fixed 2.456%	Semi-Annual	Semi-Annual	Jun 2021	—	(46,670)	(46,670)
Centrally cleared	245,565,004	USD	Fixed 2.225%	3 Month LIBOR	Quarterly	Semi-Annual	Apr 2024	—	(77,525)	(77,525)
Centrally cleared	61,391,001	USD	Fixed 2.208%	3 Month LIBOR	Quarterly	Semi-Annual	Apr 2024	—	29,842	29,842
Centrally cleared	245,565,003	USD	Fixed 2.228%	3 Month LIBOR	Quarterly	Semi-Annual	Apr 2024	—	(107,975)	(107,975)
Centrally cleared	64,478,992	USD	Fixed 2.279%	3 Month LIBOR	Quarterly	Semi-Annual	Apr 2024	—	(177,098)	(177,098)
Centrally cleared	201,250,000	USD	Fixed 2.189%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2024	—	436,089	436,089
Centrally cleared	230,000,000	USD	Fixed 2.189%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2024	—	513,705	513,705
Centrally cleared	86,250,000	USD	Fixed 2.133%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2024	—	419,296	419,296
Centrally cleared	57,500,000	USD	Fixed 2.158%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2024	—	212,624	212,624
Centrally cleared	164,000,000	CZK	Fixed 1.020%	6 Month PRIBOR	Semi-Annual	Annual	Jun 2024	—	118,117	118,117
Centrally cleared	79,400,000	USD	Fixed 2.006%	3 Month LIBOR	Quarterly	Semi-Annual	Oct 2025	—	402,892	402,892
Centrally cleared	61,600,000	USD	3 Month LIBOR	Fixed 2.006%	Quarterly	Semi-Annual	Oct 2025	$(1,751,632)	1,439,060	(312,572)
Centrally cleared	17,800,000	USD	3 Month LIBOR	Fixed 2.006%	Quarterly	Semi-Annual	Oct 2025	(235,315)	50,533	(184,782)
Centrally cleared	25,000,000	USD	Fixed 1.753%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2026	—	705,487	705,487
Centrally cleared	25,000,000	USD	3 Month LIBOR	Fixed 1.753%	Quarterly	Semi-Annual	Mar 2026	(921,718)	93,998	(827,720)
Centrally cleared	52,300,000	USD	Fixed 1.714%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2026	—	1,660,097	1,660,097
Centrally cleared	43,800,000	USD	3 Month LIBOR	Fixed 1.714%	Quarterly	Semi-Annual	Mar 2026	(1,656,812)	64,708	(1,592,104)
Centrally cleared	17,600,000	USD	Fixed 1.674%	3 Month LIBOR	Quarterly	Semi-Annual	Apr 2026	—	622,945	622,945
Centrally cleared	24,600,000	USD	Fixed 2.575%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2027	—	(971,710)	(971,710)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 51

Interest rate swaps (continued)

								Unamortized
								upfront
					Fixed	Floating		payment	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	46,650,000	USD	Fixed 2.102%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2027	—	$527,178	$527,178
Centrally cleared	23,325,000	USD	Fixed 2.111%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2027	—	243,582	243,582
Centrally cleared	23,325,000	USD	Fixed 2.125%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2027	—	213,702	213,702
Centrally cleared	44,700,000	USD	Fixed 2.403%	3 Month LIBOR	Quarterly	Semi-Annual	Oct 2035	—	213,994	213,994
Centrally cleared	44,700,000	USD	3 Month LIBOR	Fixed 2.403%	Quarterly	Semi-Annual	Oct 2035	$(760,973)	257,942	(503,031)
Centrally cleared	3,000,000	USD	Fixed 2.073%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2036	—	172,593	172,593
Centrally cleared	3,000,000	USD	3 Month LIBOR	Fixed 2.073%	Quarterly	Semi-Annual	Mar 2036	(205,092)	14,503	(190,589)
Centrally cleared	17,000,000	USD	Fixed 2.106%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2036	—	889,035	889,035
Centrally cleared	11,200,000	USD	3 Month LIBOR	Fixed 2.106%	Quarterly	Semi-Annual	Mar 2036	(709,489)	55,064	(654,425)
Centrally cleared	11,400,000	USD	Fixed 2.049%	3 Month LIBOR	Quarterly	Semi-Annual	Apr 2036	—	704,306	704,306
Centrally cleared	12,500,000	USD	Fixed 2.788%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2037	—	(702,010)	(702,010)
Centrally cleared	43,700,000	USD	Fixed 2.338%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2037	—	1,105,193	1,105,193
Centrally cleared	21,850,000	USD	Fixed 2.345%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2037	—	526,529	526,529
Centrally cleared	21,850,000	USD	Fixed 2.358%	3 Month LIBOR	Quarterly	Semi-Annual	Jun 2037	—	479,910	479,910
Centrally cleared	85,800,000	USD	Fixed 2.535%	3 Month LIBOR	Quarterly	Semi-Annual	Oct 2045	—	(452,272)	(452,272)
Centrally cleared	85,800,000	USD	3 Month LIBOR	Fixed 2.535%	Quarterly	Semi-Annual	Oct 2045	1,160,035	(818,542)	341,493
Centrally cleared	56,300,000	USD	Fixed 2.501%	3 Month LIBOR	Quarterly	Semi-Annual	Oct 2045	—	133,341	133,341
Centrally cleared	56,300,000	USD	3 Month LIBOR	Fixed 2.501%	Quarterly	Semi-Annual	Oct 2045	2,099,439	(2,450,870)	(351,431)
Centrally cleared	25,000,000	USD	Fixed 2.163%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2046	—	1,881,749	1,881,749
Centrally cleared	25,000,000	USD	Fixed 2.198%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2046	—	1,695,017	1,695,017
Centrally cleared	31,500,000	USD	Fixed 2.166%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2046	—	2,358,644	2,358,644
Centrally cleared	31,000,000	USD	Fixed 2.808%	3 Month LIBOR	Quarterly	Semi-Annual	Mar 2047	—	(2,058,533)	(2,058,533)
								$(2,981,557)	$19,424,919	$16,443,362

Credit default swaps -- Seller

		Implied			USD		Fixed		Unamortized upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
	CDX.North
	America.High
Centrally cleared	Yield.S285Y	3.391%	26,600,000	USD	$ 26,600,000	5.000%	Quarterly	Jun 2022	$ 1,551,337	$ 638,730	$ 2,190,067
					$26,600,000				$1,551,337	$638,730	$2,190,067

Total return swaps

					Notional
					amount/			Unrealized
Pay/	Reference	Floating	Payment		contract	Maturity	Counterparty	appreciation
receive	entity	rate	frequency	Currency	amount	date	(OTC)	(depreciation)	Value
	Consumer Staples Select Sector
Pay	Index	LIBOR-BBA	Monthly	USD	5,465,242	Aug 2017	Deutsche Bank	$(29,949)	$(29,949)
	Consumer Staples Select Sector
Pay	Index	LIBOR-BBA	Monthly	USD	56,521,857	Oct 2017	Goldman Sachs	(540,132)	(540,132)
	Consumer Staples Select Sector
Pay	Index	LIBOR-BBA	Monthly	USD	50,106,737	Oct 2017	Goldman Sachs	(478,828)	(478,828)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 52

Total return swaps (continued)

					Notional
					amount/			Unrealized
Pay/	Reference	Floating	Payment		contract	Maturity	Counterparty	appreciation
receive	entity	rate	frequency	Currency	amount	date	(OTC)	(depreciation)	Value
Pay	Samsung Electronics Co., Ltd.	LIBOR-BBA	Monthly	USD	3,583,938	Apr 2018	Goldman Sachs	$116,323	$116,323
Pay	Samsung Electronics Co., Ltd.	LIBOR-BBA	Monthly	USD	2,671,825	Apr 2018	Goldman Sachs	86,719	86,719
Pay	Samsung Electronics Co., Ltd.	LIBOR-BBA	Monthly	USD	2,191,297	Apr 2018	Goldman Sachs	71,122	71,122
Pay	Samsung Electronics Co., Ltd.	LIBOR-BBA	Monthly	USD	9,492,653	Apr 2018	Goldman Sachs	308,101	308,101
Pay	Samsung Electronics Co., Ltd.	LIBOR-BBA	Monthly	USD	651,827	Apr 2018	Goldman Sachs	21,156	21,156
Pay	Samsung Electronics Co., Ltd.	LIBOR-BBA	Monthly	USD	3,773,035	Apr 2018	Goldman Sachs	122,460	122,460
Pay	Samsung Electronics Co., Ltd.	LIBOR-BBA	Monthly	USD	5,319,178	Apr 2018	Goldman Sachs	172,643	172,643
Pay	Ibovespa Brasil Index	LIBOR-BBA	Quarterly	USD	32,617,080	Dec 2017	Morgan Stanley	(3,019,798)	(3,019,798)
	Consumer Staples Select Sector						Societe
Pay	Index	LIBOR-BBA	Monthly	USD	45,118,411	Nov 2017	Generale	(433,107)	(433,107)
	Consumer Staples Select Sector						Societe
Pay	Index	LIBOR-BBA	Monthly	USD	52,638,146	Nov 2017	Generale	(505,291)	(505,291)
	Consumer Staples Select Sector						Societe
Pay	Index	LIBOR-BBA	Monthly	USD	52,640,424	Nov 2017	Generale	(505,313)	(505,313)
							Societe
Pay	Ibovespa Brasil Index	LIBOR-BBA	Quarterly	USD	32,257,759	Dec 2017	Generale	(3,392,718)	(3,392,718)
							Societe
Pay	Ibovespa Brasil Index	LIBOR-BBA	Quarterly	USD	32,257,759	Dec 2017	Generale	(3,392,718)	(3,392,718)
								$(11,399,330)	$(11,399,330)

Variance swaps

									Unamortized
									upfront
				USD	Pay/	Volatility			payment	Unrealized
Counterparty	Reference		Notional	notional	receive	strike	Payment	Maturity	paid	appreciation
(OTC)	entity	Currency	amount	amount	volatility	rate	frequency	date	(received)	(depreciation)	Value
Barclays	S&P 500 Index	USD	98,000	$ 98,000	Receive	13.500%	At maturity	Aug 2017	—	$ (474,553)	$ (474,553)
Barclays	S&P 500 Index	USD	2,800,002	2,800,002	Receive	14.000%	At maturity	Aug 2017	—	(1,028,418)	(1,028,418)
Barclays	S&P 500 Index	USD	100,000	100,000	Receive	13.800%	At maturity	Aug 2017	—	(501,531)	(501,531)
Barclays	S&P 500 Index	USD	98,037	98,037	Receive	13.375%	At maturity	Aug 2017	—	(466,200)	(466,200)
BNP Paribas	FTSE 100 Index	GBP	226,260	293,254	Pay	22.450%	At maturity	Dec 2018	—	1,949,812	1,949,812
BNP Paribas	FTSE 100 Index	GBP	250,000	312,024	Pay	20.150%	At maturity	Dec 2018	—	1,403,271	1,403,271
BNP Paribas	Hang Seng Index	HKD	2,278,000	293,674	Receive	31.400%	At maturity	Dec 2018	—	(2,520,063)	(2,520,063)
BNP Paribas	Hang Seng Index	HKD	2,430,000	313,239	Receive	29.300%	At maturity	Dec 2018	—	(1,996,159)	(1,996,159)
JPMorgan Chase	KOSPI 200 Index	KRW	197,424,893	167,643	Receive	23.000%	At maturity	Dec 2017	—	(1,474,045)	(1,474,045)
JPMorgan Chase	KOSPI 200 Index	KRW	100,000,000	87,271	Receive	21.830%	At maturity	Dec 2017	—	(675,537)	(675,537)
JPMorgan Chase	KOSPI 200 Index	KRW	250,000,000	217,723	Receive	21.650%	At maturity	Dec 2017	—	(1,662,055)	(1,662,055)
JPMorgan Chase	KOSPI 200 Index	KRW	100,000,000	84,767	Receive	22.130%	At maturity	Dec 2017	—	(688,558)	(688,558)
JPMorgan Chase	KOSPI 200 Index	KRW	345,965,000	290,288	Receive	21.140%	At maturity	Dec 2017	—	(2,170,765)	(2,170,765)
JPMorgan Chase	S&P 500 Index	USD	170,000	170,000	Pay	23.600%	At maturity	Dec 2017	—	1,504,502	1,504,502
JPMorgan Chase	S&P 500 Index	USD	87,300	87,300	Pay	22.540%	At maturity	Dec 2017	—	772,609	772,609
JPMorgan Chase	S&P 500 Index	USD	217,000	217,000	Pay	21.800%	At maturity	Dec 2017	—	1,814,918	1,814,918
JPMorgan Chase	S&P 500 Index	USD	84,875	84,875	Pay	22.280%	At maturity	Dec 2017	—	736,283	736,283
JPMorgan Chase	S&P 500 Index	USD	290,000	290,000	Pay	21.290%	At maturity	Dec 2017	—	2,338,974	2,338,974

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 53

Variance swaps (continued)

									Unamortized
									upfront
				USD	Pay/	Volatility			payment	Unrealized
Counterparty	Reference		Notional	notional	receive	strike	Payment	Maturity	paid	appreciation
(OTC)	entity	Currency	amount	amount	volatility	rate	frequency	date	(received)	(depreciation)	Value
JPMorgan Chase	FTSE 100 Index	GBP	190,000	$ 237,405	Pay	22.550%	At maturity	Dec 2018	—	$ 1,606,496	$ 1,606,496
JPMorgan Chase	FTSE 100 Index	GBP	47,300	59,180	Pay	19.870%	At maturity	Dec 2018	—	250,262	250,262
JPMorgan Chase	FTSE 100 Index	GBP	46,200	57,882	Pay	19.680%	At maturity	Dec 2018	—	234,457	234,457
JPMorgan Chase	Hang Seng Index	HKD	1,846,500	238,075	Receive	31.550%	At maturity	Dec 2018	—	(2,016,958)	(2,016,958)
JPMorgan Chase	Hang Seng Index	HKD	455,000	58,644	Receive	29.260%	At maturity	Dec 2018	—	(371,342)	(371,342)
JPMorgan Chase	Hang Seng Index	HKD	447,000	57,606	Receive	29.290%	At maturity	Dec 2018	—	(365,779)	(365,779)
Morgan Stanley	FTSE 100 Index	GBP	40,000	51,738	Receive	12.880%	At maturity	Aug 2017	—	(193,015)	(193,015)
Societe Generale	Nikkei 225 Index	JPY	5,300,000	47,700	Receive	17.950%	At maturity	Aug 2017	—	(309,223)	(309,223)
Societe Generale	FTSE 100 Index	GBP	48,000	61,594	Receive	14.100%	At maturity	Aug 2017	—	(289,805)	(289,805)
Societe Generale	FTSE 100 Index	GBP	553,015	707,280	Receive	14.180%	At maturity	Aug 2017	—	(239,660)	(239,660)
Societe Generale	Euro Stoxx 50
	Index	EUR	77,000	83,726	Receive	15.950%	At maturity	Aug 2017	—	(401,757)	(401,757)
Societe Generale	FTSE 100 Index	GBP	300,000	398,878	Pay	22.750%	At maturity	Dec 2018	—	2,649,179	2,649,179
Societe Generale	FTSE 100 Index	GBP	185,000	225,458	Pay	21.250%	At maturity	Dec 2018	—	1,271,763	1,271,763
Societe Generale	FTSE 100 Index	GBP	160,000	202,537	Pay	20.150%	At maturity	Dec 2018	—	901,382	901,382
Societe Generale	Hang Seng Index	HKD	3,088,550	398,245	Receive	32.250%	At maturity	Dec 2018	—	(3,604,442)	(3,604,442)
Societe Generale	Hang Seng Index	HKD	1,750,000	225,672	Receive	30.350%	At maturity	Dec 2018	—	(1,651,914)	(1,651,914)
Societe Generale	Hang Seng Index	HKD	1,561,040	201,179	Receive	29.250%	At maturity	Dec 2018	—	(1,280,758)	(1,280,758)
UBS AG	Nikkei 225 Index	JPY	11,000,000	96,623	Receive	16.490%	At maturity	Aug 2017	—	(598,592)	(598,592)
				$9,414,519					—	$(7,547,221)	$(7,547,221)
Derivatives currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 54

RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TWD	New Taiwan Dollar
USD	U.S. Dollar
Derivatives abbreviations
BBA	The British Banker’s Association
BBSW	Bank Bill Swap Rate
LIBOR	London Interbank Offered Rate
PRIBOR	Prague Interbank Offered Rate
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND 55

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-17

Assets
Investments, at value (Cost $5,010,238,247)	$5,359,537,315
Foreign currency, at value (Cost $1,624,265)	1,619,122
Cash held at broker for futures contracts	92,068,813
Receivable for investments sold	164,759,387
Receivable for fund shares sold	76,533,701
Unrealized appreciation on forward foreign currency contracts	33,032,050
Dividends and interest receivable	25,459,196
Swap contracts, at value	18,332,432
Receivable for futures variation margin	5,387,866
Other receivables and prepaid expenses	57,159
Total assets	5,776,787,041
Liabilities
Due to custodian	3,963,612
Payable for investments purchased	138,047,197
Unrealized depreciation on forward foreign currency contracts	107,172,394
Payable for fund shares repurchased	7,071,383
Written options, at value (Premium received $11,623,204)	9,081,319
Swap contracts, at value	37,278,983
Payable for centrally cleared swaps	5,024,185
Payable to affiliates
Accounting and legal services fees	130,705
Transfer agent fees	353,146
Distribution and service fees	940
Trustees' fees	2,790
Other liabilities and accrued expenses	800,107
Total liabilities	308,926,761
Net assets	$5,467,860,280
Net assets consist of
Paid-in capital	$5,977,994,808
Accumulated distributions in excess of net investment income	(149,321,743)
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(645,522,129)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	284,709,344
Net assets	$5,467,860,280

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       56

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($193,512,795 ÷ 18,793,986 shares)[1]	$10.30
Class C ($161,874,999 ÷ 15,882,718 shares)[1]	$10.19
Class I ($3,481,315,300 ÷ 335,926,482 shares)	$10.36
Class R2 ($2,287,901 ÷ 222,846 shares)	$10.27
Class R6 ($692,681,595 ÷ 66,756,683 shares)	$10.38
Class NAV ($936,187,690 ÷ 90,313,914 shares)	$10.37
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.84

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       57

STATEMENT OF OPERATIONS   For the year ended 7-31-17

Investment income
Interest	$84,401,355
Dividends	74,363,043
Less foreign taxes withheld	(5,055,392)
Total investment income	153,709,006
Expenses
Investment management fees	77,253,574
Distribution and service fees	3,935,972
Accounting and legal services fees	1,031,926
Transfer agent fees	5,579,888
Trustees' fees	119,645
State registration fees	270,003
Printing and postage	400,606
Professional fees	265,668
Custodian fees	1,565,933
Other	143,387
Total expenses	90,566,602
Less expense reductions	(587,430)
Net expenses	89,979,172
Net investment income	63,729,834
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	107,068,683
Realized gain on investments not meeting investment restrictions	3,186
Futures contracts	(58,470,699)
Written options	(25,444,206)
Swap contracts	(338,525,054)
(315,368,090)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	182,182,379
Futures contracts	(12,796,217)
Written options	16,266,300
Swap contracts	305,336,452
490,988,914
Net realized and unrealized gain	175,620,824
Increase in net assets from operations	$239,350,658

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       58

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-17	Year ended 7-31-16
Increase (decrease) in net assets
From operations
Net investment income	$63,729,834	$53,836,531
Net realized loss	(315,368,090)	(393,220,851)
Change in net unrealized appreciation (depreciation)	490,988,914	(178,064,137)
Increase (decrease) in net assets resulting from operations	239,350,658	(517,448,457)
Distributions to shareholders
From net investment income
Class A	—	(78,898,528)
Class C	—	(18,561,949)
Class I	—	(361,871,430)
Class R2	—	(400,307)
Class R6	—	(37,773,858)
Class NAV	—	(79,816,666)
Total distributions	—	(577,322,738)
From fund share transactions	(3,204,743,026)	1,239,766,494
Total increase (decrease)	(2,965,392,368)	144,995,299
Net assets
Beginning of year	8,433,252,648	8,288,257,349
End of year	$5,467,860,280	$8,433,252,648
Undistributed (accumulated distributions in excess of) net investment income	($149,321,743)	($178,468,350)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       59

Financial highlights

Class A Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.94	$11.27	$11.25	$10.84	$10.59
Net investment income[1]	0.06	0.04	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.30	(0.69)	0.53	0.50	0.33
Total from investment operations	0.36	(0.65)	0.56	0.53	0.35
Less distributions
From net investment income	—	(0.68)	(0.54)	(0.12)	(0.03)
From net realized gain	—	—	—	—	(0.07)
Total distributions	—	(0.68)	(0.54)	(0.12)	(0.10)
Net asset value, end of period	$10.30	$9.94	$11.27	$11.25	$10.84
Total return (%)[2,3]	3.62	(6.00)	5.15	4.94	3.28
Ratios and supplemental data
Net assets, end of period (in millions)	$194	$1,047	$1,080	$971	$1,161
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	1.64	1.67	1.72	1.80
Expenses including reductions	1.64	1.63	1.66	1.71	1.80
Net investment income	0.57	0.34	0.23	0.27	0.18
Portfolio turnover (%)	59	80	80	56	106

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       60

Class C Shares Period ended	7-31-17		7-31-16	7-31-15	7-31-14	7-31-13[1]
Per share operating performance
Net asset value, beginning of period	$9.91		$11.23	$11.21	$10.80	$10.61
Net investment income (loss)[2]	—	[3]	(0.04)	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.28		(0.67)	0.53	0.51	0.32
Total from investment operations	0.28		(0.71)	0.48	0.46	0.26
Less distributions
From net investment income	—		(0.61)	(0.46)	(0.05)	—
From net realized gain	—		—	—	—	(0.07)
Total distributions	—		(0.61)	(0.46)	(0.05)	(0.07)
Net asset value, end of period	$10.19		$9.91	$11.23	$11.21	$10.80
Total return (%)[4,5]	2.83		(6.61)	4.43	4.24	2.50
Ratios and supplemental data
Net assets, end of period (in millions)	$162		$309	$293	$203	$146
Ratios (as a percentage of average net assets):
Expenses before reductions	2.35		2.34	2.37	2.42	2.53
Expenses including reductions	2.34		2.33	2.36	2.41	2.52
Net investment loss	(0.05)		(0.35)	(0.45)	(0.43)	(0.55)
Portfolio turnover (%)	59		80	80	56	106

1	The inception date for Class C shares is 8-1-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       61

Class I Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.97	$11.30	$11.29	$10.87	$10.62
Net investment income[1]	0.10	0.07	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.29	(0.68)	0.53	0.51	0.33
Total from investment operations	0.39	(0.61)	0.59	0.58	0.39
Less distributions
From net investment income	—	(0.72)	(0.58)	(0.16)	(0.07)
From net realized gain	—	—	—	—	(0.07)
Total distributions	—	(0.72)	(0.58)	(0.16)	(0.14)
Net asset value, end of period	$10.36	$9.97	$11.30	$11.29	$10.87
Total return (%)[2]	3.91	(5.67)	5.38	5.37	3.65
Ratios and supplemental data
Net assets, end of period (in millions)	$3,481	$5,316	$5,093	$3,495	$1,740
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.32	1.36	1.39	1.43
Expenses including reductions	1.33	1.31	1.34	1.38	1.42
Net investment income	1.01	0.67	0.56	0.63	0.58
Portfolio turnover (%)	59	80	80	56	106

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       62

Class R2 Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.92	$11.25	$11.24	$10.83	$10.58
Net investment income (loss)[1]	0.08	0.01	(0.01)	— [2]	— [2]
Net realized and unrealized gain (loss) on investments	0.27	(0.66)	0.53	0.50	0.32
Total from investment operations	0.35	(0.65)	0.52	0.50	0.32
Less distributions
From net investment income	—	(0.68)	(0.51)	(0.09)	—
From net realized gain	—	—	—	—	(0.07)
Total distributions	—	(0.68)	(0.51)	(0.09)	(0.07)
Net asset value, end of period	$10.27	$9.92	$11.25	$11.24	$10.83
Total return (%)[3]	3.53	(6.08)	4.75	4.67	3.08
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$5	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72	1.75	1.99	2.85	8.88
Expenses including reductions	1.71	1.74	1.97	2.00	2.00
Net investment income (loss)	0.78	0.09	(0.06)	0.02	(0.01)
Portfolio turnover (%)	59	80	80	56	106

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       63

Class R6 Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.97	$11.30	$11.29	$10.86	$10.60
Net investment income[1]	0.11	0.09	0.09	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.30	(0.69)	0.51	0.50	0.34
Total from investment operations	0.41	(0.60)	0.60	0.59	0.39
Less distributions
From net investment income	—	(0.73)	(0.59)	(0.16)	(0.06)
From net realized gain	—	—	—	—	(0.07)
Total distributions	—	(0.73)	(0.59)	(0.16)	(0.13)
Net asset value, end of period	$10.38	$9.97	$11.30	$11.29	$10.86
Total return (%)[2]	4.11	(5.55)	5.51	5.44	3.66
Ratios and supplemental data
Net assets, end of period (in millions)	$693	$639	$557	$196	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.23	1.26	1.33	1.51
Expenses including reductions	1.22	1.20	1.23	1.28	1.50
Net investment income	1.08	0.81	0.77	0.78	0.51
Portfolio turnover (%)	59	80	80	56	106

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       64

Class NAV Shares Period ended	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.96	$11.29	$11.28	$10.86	$10.61
Net investment income[1]	0.11	0.08	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.30	(0.68)	0.52	0.51	0.32
Total from investment operations	0.41	(0.60)	0.60	0.59	0.40
Less distributions
From net investment income	—	(0.73)	(0.59)	(0.17)	(0.08)
From net realized gain	—	—	—	—	(0.07)
Total distributions	—	(0.73)	(0.59)	(0.17)	(0.15)
Net asset value, end of period	$10.37	$9.96	$11.29	$11.28	$10.86
Total return (%)[2]	4.12	(5.56)	5.51	5.50	3.78
Ratios and supplemental data
Net assets, end of period (in millions)	$936	$1,119	$1,260	$835	$673
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.21	1.24	1.26	1.29
Expenses including reductions	1.22	1.20	1.23	1.26	1.29
Net investment income	1.12	0.75	0.68	0.72	0.73
Portfolio turnover (%)	59	80	80	56	106

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       65

Notes to financial statements

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Fund II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2017, by major security category or type:

	Total value at 7-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks	$2,337,713,694	$952,696,342	$1,384,291,096	$726,256
U.S. Government and Agency obligations	660,310,748	—	660,310,748	—
Foreign government obligations	289,508,856	—	289,508,856	—
Corporate bonds	949,790,325	—	949,790,325	—
Purchased options	105,571,821	97,189,209	8,382,612	—
Rights	95,909	95,909	—	—
Short-term investments	1,016,545,962	53,585,719	962,960,243	—
Total investments in securities	$5,359,537,315	$1,103,567,179	$4,255,243,880	$726,256
Other financial instruments:
Futures	$5,387,867	$4,768,983	$618,884	—
Forward foreign currency contracts	(74,140,344)	—	(74,140,344)	—
Written options	(9,081,319)	(1,165,080)	(7,916,239)	—
Interest rate swaps	16,443,362	—	16,443,362	—
Credit default swaps	2,190,067	—	2,190,067	—
Total return swaps	(11,399,330)	—	(11,399,330)	—
Variance swaps	(7,547,221)	—	(7,547,221)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

During the year ended July 31, 2017, the fund realized gains of $3,186 on the disposal of investments not meeting the fund's respective investment guidelines.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

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Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended July 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2017, were $18,665.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2017, the fund has a short-term capital loss carryforward of $558,138,913 and a long-term capital loss carryforward of $78,865,063 available to offset future net realized capital gains. These

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carryforwards do not expire. Qualified late year ordinary losses of $228,292,498 are treated as occurring on August 1, 2017, the first day of the fund's next taxable year.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2017 and 2016 was as follows:

	July 31, 2017	July 31, 2016
Ordinary income	—	$577,322,738

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2017, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, amortization and accretion on debt securities, investments in passive foreign investment companies, wash sale loss deferrals and treasury inflation protected securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

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Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and payable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2017, the fund used futures contracts to manage against anticipated changes in securities markets and interest rates, gain exposure to certain securities markets and foreign bond markets, and maintain diversity of the fund. The fund held futures contracts with notional values ranging from $4.8 to $9.3 billion, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $5.5 to $7.5 billion, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the

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value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2017, the fund used purchased options contracts to maintain diversity of the fund. The fund held purchased options contracts with market values ranging from $55.8 to $105.6 million, as measured at each quarter end.

During the year ended July 31, 2017, the fund wrote option contracts to manage against anticipated changes in securities markets and gain exposure to certain securities markets. The following tables summarize the fund's written options activities during the year ended July 31, 2017:

	BRL notional amount*	CHF notional amount*	KRW notional amount*	USD notional amount*	Number of contracts*	Premiums received
Outstanding, beginning of period	—	27,030	—	3,253	4,008	$34,795,265
Options written	10,264	84,020	1,353,756,370	310	4,074	51,584,975
Options closed	(7,698)	(97,204)	(676,878,185)	(3,563)	(7,644)	(74,757,036)
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Outstanding, end of period	2,566	13,846	676,878,185	—	438	$11,623,204
*The amounts for exchange-traded options represent number of contracts. The amounts for OTC options represent notional amount.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

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Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2017, the fund used interest rate swap contracts to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund and gain exposure to treasuries markets. The fund held interest rate swaps with total USD notional amounts ranging from $3.5 to $30.9 billion, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Buyer

During the year ended July 31, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $322.3 million, as measured at each quarter end. There were no open contracts at July 31, 2017.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended July 31, 2017, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $26.6 to $468.2 million, as measured at each quarter end.

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer of the Seller.

During the year ended July 31, 2017, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets, and to maintain diversity of the fund. The fund held total return swaps with total USD notional amounts ranging from $387.3 million to $1.1 billion, as measured at each quarter end.

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At

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inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the year ended July 31, 2017, the fund used variance swaps to maintain diversity and manage against volatility and anticipated changes in securities markets. The fund held variance swaps with total USD notional amounts ranging from $6.7 to $12.4 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$16,260,902	($6,886,551)
Interest rate	Receivable/payable for futures	Futures†	15,240,735	(19,227,219)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	33,032,050	(107,172,394)
Equity	Investments, at value*	Purchased options	105,571,821	—
Equity	Written options, at value	Written options	—	(9,081,319)
Credit	Swap contracts, at value	Credit default swaps^	2,190,067	—
Equity	Swap contracts, at value	Variance swaps^	17,433,908	(24,981,129)
Equity	Swap contracts, at value	Total return swaps^	898,524	(12,297,854)
Interest rate	Swap contracts, at value	Interest rate swaps^	27,984,736	(11,541,374)
			$218,612,743	($191,187,840)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the Fund's investments.
^ Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$33,032,050	($107,172,394)
Purchase options	8,382,612	—
Written options	—	(7,916,239)
Total return swaps	898,524	(12,297,854)
Variance swaps	17,433,908	(24,981,129)
	$59,747,094	($152,367,616)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays	($8,507,084)	—	$5,174,656	($3,332,428)

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Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
BNP Paribas	$2,317,339	$2,317,339	—	—
Citibank N.A.	(9,399,683)	—	5,464,946	(3,934,737)
Deutsche Bank	(5,768,637)	—	5,768,637	—
Goldman Sachs	7,244,248	$7,244,248	—	—
HSBC	(20,421,487)	—	14,294,618	($6,126,869)
JPMorgan Chase	(1,754,977)	—	611,261	(1,143,716)
Merrill Lynch	(33,348,583)	—	28,019,221	(5,329,362)
Morgan Stanley	(2,903,862)	—	1,784,025	(1,119,837)
Royal Bank of Scotland	(13,005,238)	—	9,154,306	(3,850,932)
Societe General	(6,621,257)	—	6,621,257	—
UBS AG	(451,301)	—	451,301	—
Totals	($92,620,522)	$9,561,587	$77,344,228	($24,837,881)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Written options	Swap contracts	Investments and foreign currency transactions [2]	Total
Credit	—	—	—	$13,636,134	—	$13,636,134
Equity	($20,673,726)	($105,974,156)	($25,444,206)	(147,746,395)	—	(299,838,483)
Foreign currency	—	—	—	—	$96,862,489	96,862,489
Interest rate	—	47,503,457	—	(204,414,793)	—	(156,911,336)
Total	($20,673,726)	($58,470,699)	($25,444,206)	($338,525,054)	$96,862,489	($346,251,196)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
[2] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies [2]	Total
Credit	—	—	—	($4,898,125)	—	($4,898,125)
Equity	($25,499,181)	$36,695,512	$16,266,300	4,330,950	—	31,793,581
Foreign currency	—	—	—	—	($36,432,444)	(36,432,444)
Interest rate	—	(49,491,729)	—	305,903,627	—	256,411,898
Total	($25,499,181)	($12,796,217)	$16,266,300	$305,336,452	($36,432,444)	$246,874,910
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
[2] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

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Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.300% of the first $200 million of the fund's average daily net assets;and (b) 1.250% of the next $300 million of the fund's average daily net assets provided that net assets are less than or equal to $500 million.If net assets exceed $500 million,the following rates apply; (a) 1.200% of the first $3.0 billion of the fund's average daily net assets; (b) 1.150% of the next $2.5 billion of the fund's average daily net assets; (c) 1.120% of the next $1.5 billion of the fund's average daily net assets; (d) 1.100% of the next $3.0 billion of the fund's average daily net assets; and (e) 1.070% of the fund's average daily net assets in excess of $10.0 billion. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the class expense waiver).The class expense waiver expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended July 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$42,414	Class R6	$123,728
Class C	17,583	Class NAV	82,724
Class I	320,769	Total	$587,430
Class R2	212

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2017 were equivalent to a net annual effective rate of 1.16% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940

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Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $86,806 for the year ended July 31, 2017. Of this amount, $14,507 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $72,107 was paid as sales commissions to broker-dealers and $192 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2017, CDSCs received by the Distributor amounted to $3,383 and $50,718 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,648,530	$672,218
Class C	2,274,317	275,428
Class I	—	4,533,974
Class R2	13,125	433
Class R6	—	97,835
Total	$3,935,972	$5,579,888

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2017 and 2016 were as follows:

		Year ended 7-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,965,812	$79,825,732	63,548,221	$679,522,597
Distributions reinvested	—	—	7,475,287	77,742,983
Repurchased	(94,506,235)	(949,196,717)	(61,512,583)	(636,509,212)
Net increase (decrease)	(86,540,423)	($869,370,985)	9,510,925	$120,756,368
Class C shares
Sold	1,135,798	$11,315,724	11,982,665	$127,502,408
Distributions reinvested	—	—	1,682,163	17,494,495
Repurchased	(16,417,457)	(163,982,229)	(8,580,801)	(88,311,769)
Net increase (decrease)	(15,281,659)	($152,666,505)	5,084,027	$56,685,134
Class I shares
Sold	121,325,105	$1,227,185,352	290,741,269	$3,064,899,189
Distributions reinvested	—	—	31,623,650	329,202,198
Repurchased	(318,554,997)	(3,212,025,393)	(240,038,028)	(2,490,958,086)
Net increase (decrease)	(197,229,892)	($1,984,840,041)	82,326,891	$903,143,301
Class R2 shares
Sold	50,357	$504,542	259,916	$2,767,075
Distributions reinvested	—	—	32,170	333,929
Repurchased	(153,082)	(1,528,081)	(449,387)	(4,550,351)
Net decrease	(102,725)	($1,023,539)	(157,301)	($1,449,347)
Class R6 shares
Sold	23,519,574	$239,268,995	35,640,683	$369,506,863
Distributions reinvested	—	—	3,331,379	34,646,345
Repurchased	(20,850,284)	(210,607,208)	(24,160,362)	(250,193,244)
Net increase	2,669,290	$28,661,787	14,811,700	$153,959,964
Class NAV shares
Sold	1,996,155	$20,045,886	10,288,136	$107,975,929
Distributions reinvested	—	—	7,682,066	79,816,666
Repurchased	(24,037,659)	(245,549,629)	(17,240,525)	(181,121,521)
Net increase (decrease)	(22,041,504)	($225,503,743)	729,677	$6,671,074
Total net increase (decrease)	(318,526,913)	($3,204,743,026)	112,305,919	$1,239,766,494

Affiliates of the fund owned 100% of Class NAV shares of the fund on July 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $2,227,763,008 and $3,299,296,659, respectively, for the year ended July 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $706,842,763 and $1,110,588,402, respectively, for the year ended July 31, 2017.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2017, funds within the John Hancock group of funds complex held 17.0% of the fund's net assets. As of July 31, 2017, no affiliated funds owned 5% or more of the fund's net assets.

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Absolute Return Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Absolute Return Strategies Fund (the "Fund") as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2017

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor) for John Hancock Global Absolute Return Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24,2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
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(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its peer group average and benchmark index for the five-year period ended December 31, 2016 and outperformed its benchmark index for the three-year period ended December 31, 2016. The Board noted that the fund underperformed its peer group average and benchmark index for the one-year period ended December 31, 2016 and underperformed its peer group average for the three-year period ended December 31, 2016. The Board noted the fund's favorable performance relative to its peer group average and benchmark index for the five-year period and relative to its benchmark index for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the

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Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF388679	395A 7/17 9/17

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year July 31, 2017 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable
(c) Not applicable
(d) Not applicable

(e)Not applicable

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	AUDIT FEES:
	2017:	$542,638
	2016:	$506,492

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
	2017:	$4,080
	2016:	$4,728

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls reviews. Additionally, amounts billed to control affiliates were $106,517 and $103,474 for the fiscal years ended July 31, 2017 and 2016, respectively.

(c)	TAX FEES:
	2017:	$32,667
	2016:	$29,184

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d)	ALL OTHER FEES:
	2017:	$10,019
	2016:	$1,141

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $8,187,620 for the fiscal year ended July 31, 2017 and $5,696,826 for the fiscal year ended July 31, 2016.

(h)	The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman Charles L. Bardelis Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	This schedule is included as part of the Report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and (ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Contact person at the registrant.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 13, 2017

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: September 13, 2017